UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-05518

                           The RBB Fund, Inc.

(Exact name of registrant as specified in charter)

Bellevue Park Corporate Center

103 Bellevue Parkway

                                     Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Salvatore Faia

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

                                     Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code:  302-791-1851

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ABBEY CAPITAL FUTURES STRATEGY FUND

of

THE RBB FUND, INC.

ANNUAL REPORT

AUGUST 31, 2015

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

ABBEY CAPITAL FUTURES STRATEGY FUND

ANNUAL INVESTMENT ADVISER’S REPORT

(UNAUDITED)

Dear Shareholder,

The Abbey Capital Futures Strategy Fund (the “Fund”) Class I Shares returned +18.46% net of fees for the year ended August 31, 2015, outperforming the Barclay CTA Index and S&P 500 Total Return Index, which returned +4.01% and +0.48%, respectively. The fiscal year commenced with relatively strong trends in bond, currency and commodity markets, before corrections in these sectors and choppy trading conditions in global equity markets pared gains. The strength of earlier trends ultimately benefited the Fund’s core allocation to trend following systems, through its investment in the Abbey Capital Offshore Fund Limited (the “ACOF”), a wholly-owned subsidiary of the Fund. The Fund invests up to 25% of its assets in the ACOF.

	YEAR 2014, SINCE INCEPTION	2015 YTD	SEPT. 1, 2014 TO AUG. 31, 2015	ANNUALIZED SINCE INCEPTION ON JULY 1, 2014
Class I Shares	18.64%	3.44%	18.46%	19.17	%*
Class A Shares	18.50%	3.27%	18.17%	18.89	%**
Class A Shares (max Load)***	11.69%	(2.68%)	11.40%	13.01	%**
BofA Merrill Lynch 3-Month T-Bill Index	0.01%	0.02%	0.03%	0.03%
S&P 500 Total Return Index	6.12%	(2.88%)	0.48%	2.61%
Barclay CTA Index	6.95%	(1.26)%	4.01%	4.77%

Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 2.63% and 2.38%, and the Fund’s net operating expense ratio is 2.24% and 1.99% for Class A Shares and Class I Shares, respectively. Abbey Capital Limited has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.24% and 1.99% of the Fund’s average daily net assets attributable to Class A Shares and Class I Shares, respectively. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Board of Directors.

* The inception date of the Class I Shares was July 1, 2014.

** The inception date of the Class A Shares was August 29, 2014. The performance of Class A Shares of the Fund for periods prior to August 29, 2014 represents the performance of Class I Shares adjusted to reflect the expenses of Class A Shares. The Fund charges a 5.75% maximum sales charge (load) on purchases (as a percentage of offering price) of Class A Shares.

*** The Fund charges a 5.75% maximum sales charge (load) on purchases (as a percentage of offering price) of Class A Shares. The returns shown reflect a deduction of the maximum front-end sales charge of 5.75%.

Market Commentary

Monetary policy continued to be a key driver of markets for the fiscal year ended August 31, 2015, with contrasting approaches between the US Federal Reserve (the “Fed”) and most other central banks particularly evident in the first half of the period. The Fed completed the tapering of its asset-purchase program in October 2015, a month after the European Central Bank (the “ECB”) reduced interest rates for the second time that year. This continued divergence in policy widened the yield spread between the two regions, accelerating the downtrend in EUR/USD that commenced in May 2014, and supporting a strong rally in eurozone bonds. These trends were provided with further momentum in January 2015 as the ECB confirmed its intention to expand its current stimulus programme to include purchases of sovereign debt.

ABBEY CAPITAL FUTURES STRATEGY FUND

ANNUAL INVESTMENT ADVISER’S REPORT (CONTINUED)

(UNAUDITED)

Concurrent with strong trends in currencies and bonds, several commodity markets extended 2014’s declines into Q1 2015. Concerns surrounding global growth initially impacted energy demand in the second half of 2014, helping to build crude oil stockpiles well above their long-run average. The combination of a weak economic outlook and a global supply glut weighed heavily on the market, with WTI crude falling to close to $45 by March of this year, ultimately contributing to global deflationary pressures experienced as the year progressed.

The latter part of the period was characterised by corrections or reversals in several markets, as investors digested changing expectations for the timing of a US interest rate hike, protracted talks between Greece and its creditors, and sharp spikes in financial market volatility. General improvements in US macroeconomic data increased speculation of a June 2015 interest rate increase by the Fed; expectations were revised, however, as policymakers cited concerns surrounding persistently low inflation, a strong USD, and political and financial instability abroad. These overseas developments were largely in reference to events in Greece and China. Failed talks between the former and its creditors were a constant source of volatility in the first half of 2015, with a breakdown in talks leading to a referendum in Greece on whether creditor reform measures should be accepted. The enforcement of capital controls until after the vote generated significant concerns that Greece may be forced to leave the euro; despite a victorious “No” campaign, Greece ultimately agreed to the reform measures, removing immediate fears of an escalation in events.

Evidence of a slowdown in the Chinese economy, and its associated impact on global growth, was an additional concern for US policymakers. The ongoing deterioration in China’s economic data appeared to be the rationale for the decision by the People’s Bank of China to devalue its currency by -3.0% over three consecutive days in August 2015. The move extended declines in commodities such as crude oil and copper over fears of a further drop in demand, and saw global share prices falling sharply amid rising risk aversion.

Performance Attribution

Returns for the ACOF over the period were driven by gains in major currency, energy and bond markets, with the ACOF’s Diversified Trend following (“Trend following”) trading advisors capturing strong trends in these sectors. The ACOF’s Value and Global Macro managers also contributed positively to performance, with both capturing solid trends in currency markets. Within this sector, the ACOF benefited from generally long USD exposure, particularly against the EUR but also against the JPY, CAD and AUD. The decision by the Swiss National Bank to remove its exchange-rate cap against the EUR created considerable volatility in currency markets, with losses from a long USD/CHF exposure partially offset by gains from short EUR/CHF positions. Gains in energy were derived from mostly short positions across the sector, notably in crude oil contracts. Elsewhere, bond markets provided further positive attribution, with the ACOF profiting from long exposure to Canadian and mixed exposure to German government debt. Smaller gains were made from short exposure in metal markets. Some losses were incurred in equity markets, with gains for Value and Global Macro managers more than offset by losses for Trend following managers from mostly long exposure in US and European indices. Short corn and wheat exposure drove losses within grains, while further losses were incurred in interest rate markets from short exposure to Eurodollar 3-month contracts.

Portfolio Allocations*

MANAGER	PROGRAM	TRADING STYLE	ALLOCATION DATE

Cantab Capital Partners, LLP	CCP Core Macro Fund	Diversified Trend following	July 02, 2014

Altis Partners (Jersey) Limited	Altis Emerald	Diversified Trend following	July 10, 2014

P/E Global, LLC	P/E Emerald	Global Macro	July 14, 2014

Harmonic Capital Partners LLP	Harmonic Emerald	Value	July 17, 2014

ABBEY CAPITAL FUTURES STRATEGY FUND

ANNUAL INVESTMENT ADVISER’S REPORT (CONCLUDED)

(UNAUDITED)

MANAGER	PROGRAM	TRADING STYLE	ALLOCATION DATE

Revolution Capital Management, LLC	Revolution Emerald	Diversified Trend following	July 02, 2014	*

Eclipse Capital Management, Inc.	Eclipse Emerald	Diversified Trend following	July 14, 2014

Graham Capital Management L.P.	Tactical Trend	Diversified Trend following	July 02, 2014

Trigon Investment Advisors, LLC	Trigon Emerald	Global Macro	July 02, 2014

*Revolution Capital Management, LLC was terminated as a trading advisor to the ACOF as of September 04, 2014 and was reappointed as a trading advisor to the ACOF as of October 21, 2014.

AUD	Australian Dollar
EUR	Euro
USD	US Dollar
JPY	Japanese Yen
CAD	Canadian Dollar
CHF	Swiss Franc

ABBEY CAPITAL FUTURES STRATEGY FUND

PERFORMANCE DATA

(UNAUDITED)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund - Class A Shares vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Total Return Index and Barclay CTA Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2015

ONE YEAR†
Abbey Capital Futures Strategy Fund, Class A Shares (without sales charge)	18.17%
Abbey Capital Futures Strategy Fund, Class A Shares (with sales charge)	11.40%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%
S&P 500 Total Return Index	0.48%
Barclay CTA Index	4.01%

†	Inception date of Class A Shares of the Fund was August 29, 2014. The Fund charges a 5.75% maximum sales charge (load) on purchases (as a percentage of offering price) of Class A Shares.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling 1-844-261-6484.

An investment in the Abbey Capital Futures Strategy Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of their investment. The Fund invests in long and short positions in futures, forwards, spot contracts, swaps, and options, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should read carefully before investing.

The Fund charges a 5.75% maximum sales charge on purchases (as a percentage of offering price) of Class A Shares. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s gross

ABBEY CAPITAL FUTURES STRATEGY FUND

PERFORMANCE DATA (CONTINUED)

(UNAUDITED)

annual operating expense ratio, as stated in the current prospectus, is 2.63%, and the Fund’s net operating expense ratio is 2.24% for Class A Shares. Abbey Capital Limited has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.24% of the Fund’s average daily net assets attributable to Class A Shares. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Board of Directors.

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Portfolio composition is subject to change.

ABBEY CAPITAL FUTURES STRATEGY FUND

PERFORMANCE DATA (CONTINUED)

(UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Futures Strategy Fund – Class I Shares

vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Total Return Index and Barclay CTA Index

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 2015

	ONE YEAR	SINCE INCEPTION†
Abbey Capital Futures Strategy Fund, Class I Shares	18.46%	19.17%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%	0.03%*
S&P 500 Total Return Index	0.48%	2.61%*
Barclay CTA Index	4.01%	4.77%*

†	Inception date of Class I Shares of the Fund was July 1, 2014.

*	Benchmark performance is from the inception date of Class I Shares only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling 1-844-261-6484.

An investment in the Abbey Capital Futures Strategy Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of their investment. The Fund invests in long and short positions in futures, forwards, spot contracts, swaps, and options, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should read carefully before investing.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 2.38%, and the Fund’s net operating expense ratio is 1.99% for Class I Shares. Abbey Capital Limited has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses,

ABBEY CAPITAL FUTURES STRATEGY FUND

PERFORMANCE DATA (CONCLUDED)

(UNAUDITED)

brokerage commissions, extraordinary items, interest or taxes) to 1.99% of the Fund’s average daily net assets attributable to Class I Shares. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Board of Directors.

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Portfolio composition is subject to change.

ABBEY CAPITAL FUTURES STRATEGY FUND

FUND EXPENSE EXAMPLES

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six month period from March 1, 2015 through August 31, 2015, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	CLASS A SHARES
	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID
	MARCH 1, 2015	AUGUST 31, 2015	DURING PERIOD
Actual*	$1,000.00	$ 968.50	$11.31
Hypothetical
(5% return before expenses)	1,000.00	1,013.71	11.57

	CLASS I SHARES
	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID
	MARCH 1, 2015	AUGUST 31, 2015	DURING PERIOD
Actual**	$1,000.00	$ 969.40	$10.08
Hypothetical (5% return before expenses)	1,000.00	1,014.97	10.31

*

Expenses equal to an annualized expense ratio for the period March 1, 2015 to August 31, 2015 of 2.28% for the Class A Shares of the Fund, which includes waived fees or reimbursed expenses (including interest expense), multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184) then divided by 365 days. The annualized amount of interest expense was 0.04% for the period March 1, 2015 to August 31, 2015. Without this expense, the annualized expense ratio would have been 2.24%. The Fund’s ending account value on the first line in the table is based on the actual six month return for the Class A Shares of the Fund of -3.15%.

**

Expenses equal to an annualized expense ratio for the period March 1, 2015 to August 31, 2015 of 2.03% for the Class I Shares of the Fund, which includes waived fees or reimbursed expenses (including interest expense), multiplied by the average account

ABBEY CAPITAL FUTURES STRATEGY FUND

FUND EXPENSE EXAMPLES (CONCLUDED)

(UNAUDITED)

value over the period, multiplied by the number of days in the most recent fiscal half-year (184) then divided by 365 days to reflect the one half-year period. The annualized amount of interest expense was 0.04% for the period March 1, 2015 to August 31, 2015. Without this expense, the annualized expense ratio would have been 1.99%. The Fund’s ending account value on the first line in the table is based on the actual six month return for the Class I Shares of the Fund of -3.06%.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO HOLDINGS SUMMARY TABLE

AUGUST 31, 2015

(UNAUDITED)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2015.

	% OF NET
SECURITY TYPE	ASSETS	VALUE

SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	74.4%	$172,131,007
PURCHASED OPTIONS	0.5	1,192,701
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts and written options)	25.1	58,130,911

NET ASSETS	100.0%	$231,454,619

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

AUGUST 31, 2015

		MATURITY	PAR
	COUPON*	DATE	(000’S)	VALUE
SHORT-TERM INVESTMENTS — 74.4%
U.S. TREASURY OBLIGATIONS—74.4%
U.S. Treasury Bills	0.108%	09/03/15	$4,400	$4,400,000
U.S. Treasury Bills	0.085%	09/10/15	5,300	5,299,995
U.S. Treasury Bills	0.093%	09/17/15	10,000	10,000,010
U.S. Treasury Bills	0.105%	09/24/15	5,300	5,300,011
U.S. Treasury Bills	0.078%	10/01/15	6,900	6,899,986
U.S. Treasury Bills	0.081%	10/08/15	19,545	19,545,274
U.S. Treasury Bills	0.065%	10/15/15	7,688	7,687,915
U.S. Treasury Bills	0.070%	11/05/15	6,700	6,700,134
U.S. Treasury Bills	0.058%	11/12/15	9,731	9,730,805
U.S. Treasury Bills	0.040%	11/19/15	11,240	11,239,865
U.S. Treasury Bills	0.045%	12/10/15	11,516	11,514,526
U.S. Treasury Bills	0.031%	12/17/15	12,866	12,863,697
U.S. Treasury Bills	0.100%	12/31/15	25,125	25,114,422
U.S. Treasury Bills	0.130%	01/14/16	6,800	6,796,444
U.S. Treasury Bills	0.100%	01/28/16	16,031	16,021,462
U.S. Treasury Bills	0.140%	02/11/16	13,027	13,016,461

				172,131,007

TOTAL SHORT-TERM INVESTMENTS (Cost $ 172,132,587)				172,131,007

TOTAL PURCHASED OPTIONS — 0.5%** (Cost $ 2,295,978)				1,192,701

TOTAL INVESTMENTS — 74.9% (Cost $ 174,428,565)				173,323,708

OTHER ASSETS IN EXCESS OF LIABILITIES — 25.1%				58,130,911

NET ASSETS — 100.0%				$231,454,619

*	Short-term investments reflect the annualized effective yield on the date of purchase for discounted investments.
**	See page 19 for detail information regarding the Purchased Options.

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

FUTURES CONTRACTS

				UNREALIZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
LONG CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
10-Year Mini Japanese Government Bond Futures	09/09/15	241	$29,361,843	$40,813
3-Month Euro Euribor	09/14/15	5	1,400,087	3,086
3-Month Euro Euribor	12/14/15	1	280,270	365
3-Month Euro Euribor	03/14/16	263	73,787,886	15,317
3-Month Euro Euribor	06/13/16	2	561,003	182
3-Month Euro Euribor	09/19/16	2	560,989	84
3-Month Euro Euribor	12/19/16	116	32,516,678	15,780
3-Month Euro Euribor	03/13/17	2	560,428	252
3-Month Euro Euribor	06/19/17	13	3,642,653	126
3-Month Euro Euribor	09/18/17	2	559,880	267
3-Month Euro Euribor	12/18/17	1	279,975	(56)
3-Month Euro Euribor	03/19/18	1	279,597	140
3-Month Euro Euribor	06/18/18	1	279,569	(42)
90-DAY Bank Bill	12/10/15	1	708,312	(52)
90-DAY Bank Bill	03/10/16	16	11,333,335	1,043
90-DAY Bank Bill	06/09/16	43	30,449,269	14,114
90-DAY Bank Bill	09/08/16	6	4,249,731	556
90-DAY Eurodollar Futures	09/14/15	24	5,974,200	3,600
90-DAY Eurodollar Futures	12/14/15	397	98,602,768	170,833
90-DAY Eurodollar Futures	03/14/16	232	57,616,862	23,538
90-DAY Eurodollar Futures	06/13/16	46	11,394,211	14,362
90-DAY Eurodollar Futures	09/19/16	48	11,872,150	9,050
90-DAY Eurodollar Futures	12/19/16	278	68,531,450	141,500
90-DAY Eurodollar Futures	03/13/17	66	16,258,512	17,088
90-DAY Eurodollar Futures	06/19/17	72	17,705,387	21,012
90-DAY Eurodollar Futures	09/18/17	35	8,608,361	(3,612)
90-DAY Eurodollar Futures	12/18/17	5	1,225,575	1,988
90-DAY Eurodollar Futures	03/19/18	5	1,225,150	975
90-DAY Eurodollar Futures	06/18/18	5	1,223,837	912
90-DAY Eurodollar Futures	09/17/18	5	1,221,611	1,825
90-DAY Eurodollar Futures	12/17/18	3	731,800	1,475
90-DAY Eurodollar Futures	03/18/19	3	732,387	250
90-DAY Sterling Futures	09/16/15	10	1,900,626	5,985
90-DAY Sterling Futures	03/16/16	311	59,162,319	49,756
90-DAY Sterling Futures	06/15/16	32	6,081,915	3,894
90-DAY Sterling Futures	09/21/16	29	5,503,526	5,064
90-DAY Sterling Futures	12/21/16	183	34,671,234	40,722
90-DAY Sterling Futures	03/15/17	13	2,462,405	480
90-DAY Sterling Futures	06/21/17	14	2,648,808	38
90-DAY Sterling Futures	09/20/17	5	944,309	652
90-DAY Sterling Futures	12/20/17	2	377,045	556
90-DAY Sterling Futures	03/21/18	1	188,377	230
Amsterdam Index Futures	09/18/15	7	739,254	(40,550)
AUD/JPY Futures	09/14/15	3	421,166	5,444
AUD/NZD Futures	09/14/15	3	427,461	(177)
Australian 3-Year Bond Futures	09/15/15	33	2,633,510	3,926
Bank Acceptance Futures	12/14/15	14	2,641,475	2,280
Bank Acceptance Futures	03/14/16	38	7,171,557	5,074
Bank Acceptance Futures	06/13/16	27	5,093,703	4,456
CAD/JPY Futures	09/14/15	1	148,060	3,530
Canadian 10-Year Bond Futures	12/18/15	644	70,402,759	(1,176,186)
Canola Futures (Winnipeg Commodity Exchange)	11/13/15	2	16,367	(1,931)
Canola Futures (Winnipeg Commodity Exchange)	01/14/16	38	291,330	(14,158)
CHF Currency Futures	09/14/15	4	543,150	(25,300)
Cocoa Futures	03/15/16	4	132,240	(8,600)
Cocoa Futures (Intercontinental Exchange)	12/14/15	25	801,620	4,373
Cocoa Futures (Intercontinental Exchange)	03/14/16	12	402,053	(18,307)

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

				UNREALIZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
LONG CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
Cocoa Futures (Intercontinental Exchange)	05/13/16	2	$63,543	$292
EUR/AUD Futures	09/14/15	1	140,008	454
EUR/CAD Futures	09/14/15	4	567,184	(4,247)
EUR/CHF 3-Month Futures (Intercontinental Exchange)	03/14/16	1	261,108	(491)
EUR/CHF 3-Month Futures (Intercontinental Exchange)	06/13/16	2	521,595	(362)
EUR/CHF Futures	09/14/15	15	2,067,618	37,333
EUR/JPY Futures	09/14/15	6	856,704	(14,744)
Euro BUXL 30-Year Bond Futures	09/08/15	1	178,264	(8,169)
Euro STOXX 50	09/18/15	28	1,193,615	(166,493)
Euro/JPY Futures	09/14/15	19	2,708,201	(41,995)
Euro-Bobl Futures	09/08/15	291	42,572,687	(112,125)
Euro-Bund Futures	09/08/15	20	3,487,785	(52,000)
Euro-Schatz Futures	09/08/15	40	4,997,161	(3,389)
FTSE 250 Index Futures	09/18/15	12	610,324	16,008
FTSE/MIB Index Futures	09/18/15	2	264,490	(18,280)
GBP Currency Futures	09/14/15	6	593,181	(17,631)
GBP/AUD Futures	09/14/15	5	969,611	(10,577)
GBP/CAD Futures	09/14/15	10	1,895,043	26,751
GBP/CHF Futures	09/14/15	9	1,731,715	(7,060)
GBP/JPY Futures	09/14/15	10	1,965,078	(48,759)
GBP/NZD Futures	09/14/15	6	1,084,934	66,724
H-Shares Index Futures	09/29/15	11	668,692	18,413
IBEX 35 Index Futures	09/18/15	8	958,391	(38,357)
JPY Currency Futures	09/14/15	19	2,079,807	(118,532)
Lean Hogs Futures	10/14/15	6	165,130	(1,870)
Nasdaq 100 E-Mini	09/18/15	13	1,276,900	(166,245)
Nikkei 225 (Chicago Mercantile Exchange)	09/10/15	4	390,250	(14,050)
Nikkei 225 (Osaka Securities Exchange)	09/10/15	14	2,501,588	(325,978)
Nikkei 225 Mini	09/10/15	36	601,419	(41,976)
NZD/JPY Futures	09/14/15	2	255,537	(2,425)
Rapeseed Euro	10/30/15	15	325,296	(16,425)
Rapeseed Euro	01/29/16	14	305,111	(16,243)
S&P Mid 400 E-Mini	09/18/15	2	281,740	1,160
S&P/TSX 60 IX Futures	09/17/15	38	4,868,091	(165,172)
Soybean Meal Futures	10/14/15	5	170,460	(13,660)
Soybean Meal Futures	12/14/15	19	643,380	(51,910)
SPI 200 Futures	09/17/15	13	1,212,434	(17,382)
Topix Index Futures	09/10/15	33	4,437,242	(263,076)
U.S. Long Bond (Chicago Board of Trade)	12/21/15	36	5,625,836	(59,336)
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	12/21/15	275	35,092,125	(149,938)
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	12/31/15	41	8,968,750	(11,531)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	12/31/15	362	43,465,305	(228,930)
USD/NOK Futures	09/14/15	10	945,596	57,269

			$883,510,964	$(2,636,932)

				UNREALIZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
SHORT CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
AUD/CAD Futures	09/14/15	2	$(287,352)	$2,128
AUD/USD Currency Futures	09/14/15	83	(6,069,550)	161,610
Australian 10-Year Bond Futures	09/15/15	55	(5,033,363)	(8,038)
Brent Crude Futures	09/15/15	48	(2,287,400)	(311,800)
Brent Crude Futures	10/15/15	5	(259,980)	(14,970)
Brent Crude Futures	11/13/15	3	(155,350)	(12,050)
Brent Crude Futures	12/16/15	5	(257,250)	(25,550)

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

				UNREALIZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
SHORT CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
Brent Crude Futures	01/14/16	4	$(231,210)	$2,210
Brent Crude Futures	01/29/16	5	(268,980)	(20,270)
Brent Crude Futures	02/29/16	2	(102,120)	(14,800)
CAC40 10 Euro Futures	09/18/15	11	(456,175)	(118,050)
CAD Currency Futures	09/15/15	109	(8,433,280)	162,360
Cattle Feeder Futures	10/29/15	4	(411,212)	15,462
Cattle Feeder Futures	11/19/15	2	(199,000)	3,850
CHF/JPY Futures	09/14/15	5	(1,302,986)	9,836
Cocoa Futures	12/15/15	2	(61,220)	(760)
Coff Robusta Futures	11/30/15	29	(484,190)	17,000
Coff Robusta Futures	01/29/16	33	(560,860)	23,620
Coff Robusta Futures	03/31/16	7	(117,060)	1,840
Coffee ’C’ Futures	12/18/15	51	(2,437,388)	60,150
Coffee ’C’ Futures	03/18/16	8	(399,769)	16,519
Coffee ’C’ Futures	05/18/16	4	(199,519)	4,594
Copper Futures	12/29/15	32	(1,865,538)	(4,462)
Copper Futures	03/29/16	6	(370,450)	19,225
Corn Futures	12/14/15	73	(1,396,312)	26,650
Corn Futures	03/14/16	19	(371,100)	4,163
Corn Futures	05/13/16	14	(277,425)	2,500
Corn Futures	07/14/16	11	(220,275)	1,788
Cotton No.2 Futures	12/08/15	1	(29,850)	(1,650)
Cotton No.2 Futures	03/08/16	3	(95,565)	1,695
DAX Index Futures	09/18/15	8	(2,244,235)	(55,490)
DJIA Mini e-CBOT	09/18/15	38	(3,263,795)	127,275
Dollar Index	09/14/15	5	(483,675)	4,405
E-Mini Crude Oil	09/21/15	5	(134,000)	11,000
E-Mini Crude Oil	10/19/15	6	(157,538)	7,748
E-Mini Crude Oil	11/19/15	6	(134,625)	(17,685)
E-Mini Natural Gas	09/25/15	8	(56,700)	2,920
E-Mini Natural Gas	10/27/15	28	(195,612)	2,342
E-Mini Natural Gas	11/24/15	30	(225,562)	7,688
EUR/GBP Futures	09/14/15	3	(421,334)	(58)
Euro E-Mini Futures	09/14/15	1	(72,231)	1,988
Euro Foreign Exchange Currency Futures	09/14/15	232	(32,527,715)	(65,385)
Fed Fund 30-Day Futures	10/30/15	341	(141,808,198)	26,106
FTSE 100 Index Futures	09/18/15	111	(10,649,291)	59,937
FTSE/JSE Top 40	09/17/15	15	(497,948)	(2,103)
Gas Oil Futures (Intercontinental Exchange)	09/10/15	1	(48,500)	(75)
Gas Oil Futures (Intercontinental Exchange)	12/10/15	9	(437,400)	(8,325)
Gasoline RBOB Futures	09/30/15	29	(1,785,197)	(40,706)
Gasoline RBOB Futures	10/30/15	4	(267,397)	19,832
Gasoline RBOB Futures	11/30/15	3	(188,420)	4,952
Gasoline RBOB Futures	12/31/15	4	(234,591)	(10,319)
Gold 100 Oz Futures	10/28/15	4	(441,710)	(11,090)
Gold 100 Oz Futures	12/29/15	36	(4,017,910)	(59,090)
Gold 100 Oz Futures	02/25/16	7	(788,820)	(4,560)
Hang Seng Index Futures	09/29/15	10	(1,419,333)	34,568
JPN 10-Year Bond (Osaka Securities Exchange)	09/10/15	1	(1,296,408)	75,968
JPY E-Mini Futures	09/14/15	28	(1,413,662)	(31,488)
KC HRW Wheat Futures	12/14/15	49	(1,308,600)	113,612
KC HRW Wheat Futures	03/14/16	20	(530,175)	28,425
Lean Hogs Futures	12/14/15	17	(416,190)	(16,460)
Lean Hogs Futures	02/12/16	23	(612,560)	(8,440)
Live Cattle Futures	10/30/15	11	(629,060)	(1,020)
Live Cattle Futures	12/31/15	11	(649,400)	9,530
Live Cattle Futures	02/29/16	15	(889,370)	18,470
London Mercantile Exchange Aluminum Forward	09/16/15	14	(710,844)	152,418
London Mercantile Exchange Aluminum Forward	10/21/15	23	(972,516)	44,035

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

				UNREALIZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
SHORT CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
London Mercantile Exchange Aluminum Forward	11/18/15	25	$(1,028,794)	$27,700
London Mercantile Exchange Aluminum Forward	12/16/15	95	(3,849,904)	21,404
London Mercantile Exchange Copper Forward	09/16/15	4	(1,095,902)	581,202
London Mercantile Exchange Copper Forward	10/21/15	10	(1,345,255)	59,505
London Mercantile Exchange Copper Forward	11/18/15	4	(515,759)	1,959
London Mercantile Exchange Copper Forward	12/16/15	28	(3,555,864)	(37,586)
London Mercantile Exchange Lead Forward	09/16/15	7	(305,035)	2,372
London Mercantile Exchange Lead Forward	10/21/15	13	(548,580)	(14,157)
London Mercantile Exchange Lead Forward	11/18/15	11	(464,124)	(12,176)
London Mercantile Exchange Lead Forward	12/16/15	10	(415,665)	(17,960)
London Mercantile Exchange Nickel Forward	09/16/15	5	(424,270)	123,130
London Mercantile Exchange Nickel Forward	10/21/15	9	(649,595)	106,895
London Mercantile Exchange Nickel Forward	11/18/15	6	(398,313)	36,189
London Mercantile Exchange Nickel Forward	12/16/15	3	(171,738)	(9,396)
London Mercantile Exchange Tin Forward Spot	09/16/15	1	(52,515)	(19,485)
London Mercantile Exchange Tin Forward Spot	10/21/15	6	(390,935)	(38,365)
London Mercantile Exchange Tin Forward Spot	11/18/15	5	(355,125)	(250)
London Mercantile Exchange Tin Forward Spot	12/16/15	4	(278,075)	(5,225)
London Mercantile Exchange Zinc Forward ($)	09/16/15	8	(468,390)	106,440
London Mercantile Exchange Zinc Forward ($)	10/21/15	13	(630,756)	42,506
London Mercantile Exchange Zinc Forward ($)	11/18/15	10	(475,144)	22,519
London Mercantile Exchange Zinc Forward ($)	12/16/15	25	(1,098,162)	(32,775)
Long Gilt Futures	12/29/15	146	(26,427,065)	172,247
Low Su Gasoil G Futures	10/12/15	24	(1,143,750)	(34,650)
Low Su Gasoil G Futures	11/12/15	7	(347,150)	2,050
Low Su Gasoil G Futures	01/12/16	7	(325,700)	(23,950)
Mill Wheat Euro	12/10/15	33	(326,797)	6,480
Mill Wheat Euro	03/10/16	5	(50,412)	547
Mill Wheat Euro	05/10/16	4	(40,397)	(56)
Mini HSI Index Futures	09/29/15	11	(302,482)	(2,166)
MSCI Singapore Exchange ETS	09/29/15	17	(763,120)	(15,166)
MSCI Taiwan Index	09/29/15	22	(633,950)	(28,250)
MXN Futures	09/14/15	52	(1,629,395)	75,375
Natural Gas Futures	09/28/15	82	(2,249,930)	44,950
Natural Gas Futures	10/28/15	23	(654,550)	19,520
Natural Gas Futures	11/25/15	18	(539,290)	16,390
Natural Gas Futures	12/29/15	19	(585,380)	12,340
Natural Gas Futures	01/27/16	15	(464,850)	12,900
Natural Gas Futures	02/25/16	18	(550,770)	14,730
Natural Gas Futures	03/29/16	21	(616,040)	20,060
Natural Gas Futures	04/27/16	18	(527,500)	17,380
Natural Gas Futures	05/26/16	12	(352,770)	9,330
New York Harbor Ultra-Low Sulfur Diesel Futures	09/30/15	30	(1,956,007)	(187,505)
New York Harbor Ultra-Low Sulfur Diesel Futures	10/30/15	4	(287,582)	(1,109)
New York Harbor Ultra-Low Sulfur Diesel Futures	11/30/15	4	(286,541)	(5,006)
New York Harbor Ultra-Low Sulfur Diesel Futures	12/31/15	5	(331,934)	(36,070)
Nikkei 225 (Singapore Exchange)	09/10/15	28	(2,180,662)	2,743
NZD Futures	09/14/15	27	(1,834,455)	124,005
Palladium Futures	12/29/15	5	(279,425)	(21,700)
Platinum Futures	10/28/15	9	(478,760)	24,035
Red Wheat Futures (Minneapolis Grain Exchange)	12/14/15	22	(595,962)	30,012
Red Wheat Futures (Minneapolis Grain Exchange)	03/14/16	14	(380,650)	9,475
Russell 2000 Mini	09/18/15	4	(484,280)	21,280
S&P500 E-Mini Futures	09/18/15	23	(2,246,362)	(18,218)
SGX CNX Nifty	09/24/15	29	(461,085)	(2,915)
Silver Futures	12/29/15	37	(2,774,420)	76,010
Silver Futures	03/29/16	1	(73,375)	210
Soybean Futures	11/13/15	41	(1,850,562)	31,188
Soybean Futures	01/14/16	14	(646,212)	21,638

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

				UNREALIZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
SHORT CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
Soybean Futures	03/14/16	14	$(642,775)	$17,150
Soybean Futures	05/13/16	12	(541,188)	3,288
Soybean Oil Futures	10/14/15	23	(431,628)	44,814
Soybean Oil Futures	12/14/15	41	(779,316)	84,366
Soybean Oil Futures	01/14/16	22	(383,772)	7,440
Sugar No. 11 (World)	09/30/15	385	(4,783,643)	174,115
Sugar No. 11 (World)	02/29/16	74	(1,066,117)	90,619
Sugar No. 11 (World)	04/29/16	53	(789,757)	80,405
Wheat Futures (Chicago Board of Trade)	12/14/15	59	(1,478,012)	47,262
Wheat Futures (Chicago Board of Trade)	03/14/16	15	(383,750)	16,062
Wheat Futures (Chicago Board of Trade)	05/13/16	9	(229,250)	6,838
White Sugar Futures (Intercontinental Exchange)	09/15/15	10	(173,710)	3,010
White Sugar Futures (Intercontinental Exchange)	11/13/15	36	(618,250)	4,810
White Sugar Futures (Intercontinental Exchange)	02/12/16	32	(548,575)	4,895
WTI Crude Futures	09/22/15	75	(3,210,380)	(479,620)
WTI Crude Futures	10/20/15	3	(160,240)	10,450
WTI Crude Futures	11/20/15	4	(209,150)	6,070
WTI Crude Futures	12/21/15	5	(267,870)	9,720
WTI Crude Futures	01/20/16	5	(261,620)	(280)
WTI Crude Futures	02/22/16	4	(209,660)	(2,260)
WTI Crude Futures	03/21/16	5	(262,980)	(4,370)
WTI Crude Futures	04/20/16	5	(247,220)	(22,030)

			$(338,448,586)	$1,861,059

Total Futures Contracts			$545,062,378	$(775,873)

Forward foreign currency contracts outstanding as of August 31, 2015 were as follows:

						UNREALIZED
						APPRECIATION
CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	(DEPRECIATION)

AUD	34,680	USD	24,845	09/01/15	BOA	$(165)
AUD	3,863,427	USD	2,874,128	09/16/15	BOA	(126,689)
AUD	3,219,000	USD	2,396,000	09/18/15	BOA	(107,073)
AUD	1,900,000	USD	1,356,306	09/28/15	BOA	(5,966)
BRL	2,741,550	USD	813,963	09/16/15	BOA	(61,757)
CAD	2,793,392	USD	2,193,105	09/16/15	BOA	(69,904)
CAD	5,299,000	USD	4,234,981	09/18/15	BOA	(207,340)
CAD	1,634,000	USD	1,242,061	09/25/15	BOA	(122)
CAD	11,404,622	USD	8,600,000	09/28/15	BOA	68,133
CHF	4,720,000	USD	5,039,515	09/18/15	BOA	(154,192)
CHF	440,000	USD	461,407	09/25/15	BOA	(5,895)
CLP	27,740,763	USD	41,557	09/16/15	BOA	(1,572)
CZK	16,303,839	USD	675,813	09/16/15	BOA	1,168
EUR	3,127,498	USD	3,490,966	09/16/15	BOA	19,259
EUR	3,543,000	USD	3,912,458	09/18/15	BOA	64,232
EUR	1,076,000	USD	1,230,297	09/25/15	BOA	(22,463)
EUR	6,100,000	USD	7,016,507	09/28/15	BOA	(168,822)
GBP	2,806,424	EUR	3,844,000	09/18/15	BOA	(8,443)
GBP	240,271	USD	369,998	09/01/15	BOA	(1,303)
GBP	92,392	USD	141,961	09/02/15	BOA	(186)
GBP	2,231,001	USD	3,495,694	09/16/15	BOA	(72,478)
GBP	6,055,000	USD	9,473,123	09/18/15	BOA	(182,513)
GBP	1,203,000	USD	1,888,450	09/25/15	BOA	(42,669)

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

						UNREALIZED
						APPRECIATION
CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	(DEPRECIATION)

GBP	450,000	USD	692,650	09/28/15	BOA	$(2,219)
HUF	151,283,239	USD	539,637	09/16/15	BOA	1,913
INR	99,676,418	USD	1,528,061	09/16/15	BOA	(32,815)
JPY	42,685,152	EUR	312,000	09/25/15	BOA	1,997
JPY	17,752,713	USD	146,714	09/01/15	BOA	(281)
JPY	809,255,656	USD	6,661,700	09/16/15	BOA	14,988
JPY	169,276,000	USD	1,382,610	09/18/15	BOA	14,033
JPY	214,642,000	USD	1,793,065	09/25/15	BOA	(21,910)
JPY	1,698,626,138	USD	14,150,000	09/28/15	BOA	(132,786)
KRW	938,317,983	USD	818,312	09/16/15	BOA	(25,336)
MXN	15,564,935	USD	967,330	09/17/15	BOA	(36,758)
MXN	5,140,000	USD	317,077	09/18/15	BOA	(9,797)
MYR	1,238,168	USD	304,519	09/17/15	BOA	(10,059)
NOK	123,062	USD	14,917	09/01/15	BOA	(40)
NOK	28,247,493	USD	3,500,064	09/16/15	BOA	(86,320)
NOK	6,191,865	USD	750,000	09/28/15	BOA	(1,887)
NZD	165,007	USD	106,718	09/01/15	BOA	(2,137)
NZD	9,780,221	USD	6,655,334	09/16/15	BOA	(463,561)
NZD	451,000	USD	303,358	09/18/15	BOA	(17,879)
NZD	22,000	USD	14,180	09/25/15	BOA	(262)
NZD	8,700,000	USD	5,674,784	09/28/15	BOA	(172,189)
PLN	3,755,498	USD	1,004,431	09/16/15	BOA	(10,281)
SEK	225,537	USD	26,725	09/01/15	BOA	(85)
SEK	21,252,410	USD	2,535,189	09/16/15	BOA	(24,077)
SEK	42,716,078	USD	5,150,000	09/28/15	BOA	(101,456)
SGD	538,194	USD	395,655	09/16/15	BOA	(14,511)
TRY	3,542,178	USD	1,260,175	09/16/15	BOA	(48,180)
TWD	2,951,956	USD	92,755	09/16/15	BOA	(2,016)
USD	24,829	AUD	34,680	09/01/15	BOA	149
USD	3,167,330	AUD	4,299,215	09/16/15	BOA	109,985
USD	7,968,640	AUD	10,712,000	09/18/15	BOA	351,682
USD	468,154	AUD	654,000	09/25/15	BOA	3,282
USD	8,070,451	AUD	11,200,000	09/28/15	BOA	110,552
USD	1,796,371	BRL	6,037,771	09/16/15	BOA	139,771
USD	5,848,538	CAD	7,458,818	09/16/15	BOA	179,241
USD	8,892,934	CAD	11,305,000	09/18/15	BOA	300,280
USD	1,247,120	CAD	1,661,000	09/25/15	BOA	(15,341)
USD	10,850,000	CAD	14,323,682	09/28/15	BOA	(36,777)
USD	7,274,859	CHF	6,987,000	09/18/15	BOA	43,131
USD	456,438	CHF	440,000	09/25/15	BOA	925
USD	134,333	CLP	87,882,552	09/16/15	BOA	7,658
USD	610,846	CZK	14,968,675	09/16/15	BOA	(10,695)
USD	3,192,692	EUR	2,867,657	09/16/15	BOA	(25,894)
USD	2,185,997	EUR	1,969,000	09/18/15	BOA	(24,023)
USD	780,332	EUR	691,000	09/25/15	BOA	4,669
USD	2,190,649	EUR	1,950,000	09/28/15	BOA	1,635
USD	371,907	GBP	240,271	09/01/15	BOA	3,213
USD	142,271	GBP	92,392	09/02/15	BOA	496
USD	3,334,190	GBP	2,158,624	09/16/15	BOA	22,029

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

						UNREALIZED
						APPRECIATION
CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	(DEPRECIATION)

USD	4,506,252	GBP	2,916,000	09/18/15	BOA	$32,029
USD	3,287,664	GBP	2,113,000	09/25/15	BOA	45,657
USD	6,793,127	GBP	4,300,000	09/28/15	BOA	195,674
USD	715,585	HUF	201,450,408	09/16/15	BOA	(5,549)
USD	3,115,046	INR	202,381,391	09/16/15	BOA	79,123
USD	146,712	JPY	17,752,713	09/01/15	BOA	280
USD	6,772,615	JPY	839,641,508	09/16/15	BOA	(154,769)
USD	6,234,687	JPY	765,607,000	09/18/15	BOA	(82,096)
USD	1,277,007	JPY	155,043,000	09/25/15	BOA	(2,356)
USD	2,900,000	JPY	349,566,379	09/28/15	BOA	15,347
USD	1,800,250	KRW	2,057,690,102	09/16/15	BOA	61,288
USD	3,229,880	KRW	3,861,382,348	09/30/15	BOA	(31,910)
USD	1,960,377	MXN	31,372,433	09/17/15	BOA	84,731
USD	2,657,940	MXN	41,890,000	09/18/15	BOA	153,671
USD	510,805	MYR	2,008,801	09/17/15	BOA	33,073
USD	14,872	NOK	123,062	09/01/15	BOA	(4)
USD	3,353,740	NOK	27,070,305	09/16/15	BOA	82,261
USD	8,950,000	NOK	73,279,541	09/28/15	BOA	96,223
USD	106,696	NZD	165,007	09/01/15	BOA	2,115
USD	4,816,363	NZD	7,265,383	09/16/15	BOA	216,713
USD	2,802,821	NZD	4,094,000	09/18/15	BOA	211,361
USD	201,113	NZD	310,000	09/25/15	BOA	4,996
USD	2,440,248	NZD	3,800,000	09/28/15	BOA	36,816
USD	1,365,632	PLN	5,162,402	09/16/15	BOA	(952)
USD	26,712	SEK	225,537	09/01/15	BOA	71
USD	4,299,325	SEK	36,273,605	09/16/15	BOA	13,359
USD	1,100,000	SEK	9,303,963	09/28/15	BOA	380
USD	902,196	SGD	1,235,894	09/16/15	BOA	26,946
USD	6,398,000	SGD	9,013,305	09/18/15	BOA	15,500
USD	2,865,169	TRY	8,072,183	09/16/15	BOA	103,184
USD	211,760	TWD	6,744,251	09/16/15	BOA	4,451
USD	3,477,025	ZAR	43,950,881	09/16/15	BOA	170,573
USD	284,312	ZAR	3,742,000	09/25/15	BOA	3,240
ZAR	26,016,437	USD	2,065,213	09/16/15	BOA	(107,980)

Total Forward Foreign Currency Contracts						$198,743

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

	NUMBER OF CONTRACTS	VALUE
PURCHASED OPTIONS — 0.5%
CALL OPTIONS PURCHASED—0.1%
USD CNH Currency Futures Expires 08/22/16 Strike Price 6.77	17,062,000	$307,687
USD JPY Currency Futures Expires 09/04/15 Strike Price 125	7,394,000	1,224

TOTAL CALL OPTIONS PURCHASED (Cost $ 415,436)		308,911

PUT OPTIONS PURCHASED—0.4%
AUD USD Currency Futures Expires 09/04/15 Strike Price 0.71	31,578,000	127,787
AUD USD Currency Futures Expires 09/04/15 Strike price 0.70	26,929,000	32,623
AUD USD Currency Futures Expires 09/04/15 Strike Price 0.65	17,853,000	413
AUD USD Currency Futures Expires 10/09/15 Strike Price 0.70	17,428,000	192,998
AUD USD Currency Futures Expires 09/04/15 Strike Price 71	17	7,650
CAD Foreign Exchange Currency Futures Expires 09/04/15 Strike Price 75.50	102	32,640
Crude Oil Futures Expires 09/17/15 Strike Price 41.50	85	21,250

	NUMBER OF CONTRACTS	VALUE
PUT OPTIONS PURCHASED—(CONTINUED)
EUR Foreign Exchange Currency Futures Expires 09/04/15 Strike Price 1.05	201	$1,256
EUR Foreign Exchange Currency Futures Expires 09/04/15 Strike Price 1.10	94	16,450
Gold 100-oz Futures Expires 09/24/15 Strike Price 100	68	55,760
IMM Eurodollar Futures Expires 12/14/15 Strike Price 99.50	1,020	146,625
IMM Eurodollar Futures Expires 12/14/15 Strike Price 99.25	853	10,663
IMM Eurodollar Futures Expires 09/14/15 Strike Price 99.50	841	5,256
IMM Eurodollar Futures Expires 12/19/16 Strike Price 98.50	532	229,425
IMM Eurodollar Futures Expires 09/14/15 Strike Price 99	479	2,994

TOTAL PUT OPTIONS PURCHASED (Cost $ 1,880,542)		883,790

TOTAL PURCHASED OPTIONS — 0.5% (Cost $ 2,295,978)		1,192,701

The accompanying notes are an integral part of the financial statements.

19

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

	NUMBER OF CONTRACTS	VALUE
WRITTEN OPTIONS — (0.4)%
CALL OPTIONS WRITTEN—(0.2)%
IMM Eurodollar Futures Expires 12/14/15 Strike Price 99.25	336	$(231,000)
USD CNH Currency Futures Expires 08/22/16 Strike Price 7.09	17,062,000	(199,958)

TOTAL CALL OPTIONS WRITTEN (Premiums Received $ 366,927)		(430,958)

PUT OPTIONS WRITTEN—(0.2)%
AUD USD Currency Futures Expires 09/04/15 Strike Price 0.70	26,929,000	(32,623)
AUD USD Currency Futures Expires 09/04/15 Strike Price 0.65	17,853,000	(413)
AUD USD Currency Futures Expires 10/09/15 Strike Price 0.68	17,428,000	(75,951)
AUD USD Currency Futures Expires 09/04/15 Strike Price 0.71	15,879,000	(64,258)
Crude Oil Futures Expires 09/17/15 Strike Price 37.50	85	(5,100)

	NUMBER OF CONTRACTS	VALUE
PUT OPTIONS WRITTEN—(CONTINUED)
EUR Foreign Exchange Currency Futures Expires 09/04/15 Strike Price 1.07	87	$(1,631)
EUR Foreign Exchange Currency Futures Expires 09/04/15 Strike Price 1	81	(507)
IMM Eurodollar Futures Expires 12/14/15 Strike Price 99.38	1,020	(51,000)
IMM Eurodollar Futures Expires 09/14/15 Strike Price 98.75	452	(2,825)
IMM Eurodollar Futures Expires 12/19/16 Strike Price 99	266	(262,675)

TOTAL PUT OPTIONS WRITTEN (Premiums Received $ 764,156)		(496,983)

TOTAL WRITTEN OPTIONS — (0.4)% (Premiums Received $ 1,131,083)		(927,941)

The accompanying notes are an integral part of the financial statements.

20

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONCLUDED)

AUGUST 31, 2015

AUD	Australian Dollar
BOA	Bank of America
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CZK	Czech Koruna
DAX	Deutscher Aktienindex
EUR	Euro
FTSE	Financial Times Stock Exchange
GBP	British Pound
HUF	Hungarian Forint
IBEX	Index of the Bolsa de Madrid
IMM	International Monetary Market
INR	Indian Rupee

JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RBOB	Reformulated Blendstock for Oxygenate Blending
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TSX	Toronto Stock Exchange
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

21

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2015

ASSETS
Investments, at value (cost $174,428,565)	$173,323,708
Cash	34,148,418
Deposits with broker for forward foreign currency contracts and futures contracts	22,194,715
Foreign currency, at value (cost $1,448,115)	1,446,291
Receivables for:
Capital shares sold	3,094,136
Investments sold	129,469
Prepaid expenses and other assets	44,064
Unrealized appreciation on forward foreign currency contracts	3,153,483

Total assets	237,534,284

LIABILITIES
Options written, at value (premiums received $1,131,083)	927,941
Payables for:
Investments purchased	147,180
Capital shares redeemed	837,104
Advisory fees	292,698
Directors’ and officers’ fees	932
Registration and filing fees	1,313
Administration and accounting services fees	38,172
Variation margin	775,873
Unrealized depreciation on forward foreign currency contracts	2,954,740
Other accrued expenses and liabilities	103,712

Total liabilities	6,079,665

Net Assets	$231,454,619

NET ASSETS CONSIST OF
Capital stock, $0.001 par value	$19,241
Paid-in capital	235,760,424
Accumulated net investment loss	(2,842,736)
Net unrealized depreciation on investments, futures transactions, foreign currency translations, forward foreign currency contracts and written options	(1,482,310)

Net assets	$231,454,619

CLASS A SHARES
Net assets	$11,013,155

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	917,210

Net asset value and redemption price per share	$12.01

Maximum offering price per share (100/94.25 of $12.01)	$12.74

CLASS I SHARES
Net assets	$220,441,464

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	18,323,360

Net asset value, offering and redemption price per share	$12.03

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED

AUGUST 31, 2015

INVESTMENT INCOME
Interest	$48,484

Total investment income	48,484

EXPENSES
Advisory fees (Note 2)	2,011,897
Administration and accounting services fees (Note 2)	164,611
Legal fees	70,807
Transfer agent fees (Note 2)	54,816
Audit and tax service fees	45,841
Interest expense	39,246
Registration and filing fees	34,893
Custodian fees (Note 2)	23,159
Printing and shareholder reporting fees	21,627
Distribution fees (Class A Shares) (Note 2)	11,509
Directors’ and officers’ fees	21,370
Insurance fees	5,058
Other expenses	14,549

Total expenses before waivers and reimbursements	2,519,383
Less: waivers and reimbursements (Note 2)	(434,343)

Net expenses after waivers and reimbursements	2,085,040

Net investment loss	(2,036,556)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(237,831)
Futures	2,223,289
Foreign currency transactions	(210,242)
Forward foreign currency contracts	2,996,259
Written options	248,233
Net change in unrealized appreciation/(depreciation) on:
Investments	(1,103,454)
Futures	(1,514,900)
Foreign currency translation	(6,294)
Forward foreign currency contracts	137,727
Written options	199,236

Net realized and unrealized gain on investments	2,732,023

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$695,467

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE YEAR ENDED AUGUST 31, 2015	FOR THE PERIOD ENDED AUGUST 31, 2014(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,036,556)	$(69,607)
Net realized gain from investments, futures transactions, foreign currency transactions, forward foreign currency contracts and written options	5,019,708	22,262
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, futures transactions, foreign currency translations, forward currency contracts and written options	(2,287,685)	805,375

Net increase in net assets resulting from operations	695,467	758,030

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Class A Shares	(20,951)	—
Class I Shares	(748,827)	—

Total from net investment income	(769,778)	—

Net realized gains
Class A Shares	(1,218)	—
Class I Shares	(41,776)	—

Total from net realized gains	(42,994)	—

Net decrease in net assets from dividends and distributions to shareholders	(812,772)	—

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	11,657,560	1,000,000
Proceeds from reinvestment of distributions	15,771	—
Shares redeemed	(1,511,325)	—

Total Class A Shares	10,162,006	1,000,000

Class I Shares
Proceeds from shares sold	217,209,911	23,590,500
Proceeds from reinvestment of distributions	416,475	—
Shares redeemed	(20,564,998)	(1,000,000)

Total Class I Shares	197,061,388	22,590,500

Net increase in net assets from capital share transactions	207,223,394	23,590,500

Total increase in net assets	207,106,089	24,348,530

NET ASSETS
Beginning of period	24,348,530	—

End of period	$231,454,619	$24,348,530

Accumulated net investment loss, end of period	$(2,842,736)	$(51,195)

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2015	FOR THE PERIOD ENDED AUGUST 31, 2014(1)
SHARE TRANSACTIONS:
Class A Shares
Shares sold	942,331	96,525
Shares reinvested	1,381	—
Shares redeemed	(123,027)	—

Total Class A Shares	820,685	96,525

Class I Shares
Shares sold	17,778,992	2,349,865
Shares reinvested	36,469	—
Shares redeemed	(1,745,441)	(96,525)

Total Class I Shares	16,070,020	2,253,340

Net increase in shares.	16,890,705	2,349,865

(1)	The Fund commenced operations on July 1, 2014.

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

CLASS A SHARES
FOR THE YEAR ENDED AUGUST 31, 2015(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$10.36

Net investment loss(2)	(0.27)
Net realized and unrealized gain from investments	2.14

Net increase in net assets resulting from operations	1.87

Dividends and distributions to shareholders from:
Net investment income	(0.21)
Net realized gains	(0.01)

Total dividends and distributions to shareholders	(0.22)

Net asset value, end of period	$12.01

Total investment return(3)	18.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$11,013
Ratio of expenses to average net assets with waivers and reimbursements (including interest expense)	2.28%
Ratio of expenses to average net assets with waivers and reimbursements (excluding interest expense)	2.24%
Ratio of expenses to average net assets without waivers and reimbursements (including interest expense)	2.71%
Ratio of net investment loss to average net assets	(2.23)%
Portfolio turnover rate	0.00%

(1)	Inception date of Class A Shares of the Fund was August 29, 2014.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (CONCLUDED)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	CLASS I SHARES
	FOR THE	FOR THE
	YEAR	PERIOD
	ENDED	ENDED
	AUGUST 31, 2015	AUGUST 31, 2014(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$10.36	$10.00

Net investment loss(2)	(0.24)		(0.03)
Net realized and unrealized gain from investments	2.14	0.39

Net increase in net assets resulting from operations	1.90	0.36

Dividends and distributions to shareholders from:
Net investment income	(0.22)	—
Net realized gains	(0.01)	—

Total dividends and distributions to shareholders	(0.23)	—

Net asset value, end of period	$12.03	$10.36

Total investment return(3)	18.46%		3.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$220,441	$24,349
Ratio of expenses to average net assets with waivers and reimbursements (including interest expense)	2.03%	2.01	%(4)
Ratio of expenses to average net assets with waivers and reimbursements (excluding interest expense)	1.99%	1.99	%(4)
Ratio of expenses to average net assets without waivers and reimbursements (including interest expense)	2.46%	4.71	%(4)
Ratio of net investment loss to average net assets	(1.98)%	(1.99	)%(4)
Portfolio turnover rate	0.00%	0.00	%(5)

(1)	The Class I Shares commenced operations on July 1, 2014.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Periods less than one year are not annualized.

(4)	Annualized.
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-one active investment portfolios, including the Abbey Capital Futures Strategy Fund (the “Fund”), which commenced investment operations on July 1, 2014. The Fund is authorized to offer three classes of shares, Class A Shares, Class I Shares and Class C Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class C Shares commenced investment operations on October 6, 2015.

RBB has authorized capital of one hundred billion shares of common stock of which 82.373 billion shares are currently classified into one hundred and fifty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

CONSOLIDATION OF SUBSIDIARY — The Managed Futures strategy will be achieved by the Fund investing up to 25% of its total assets in Abbey Capital Offshore Fund Limited, a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The consolidated financial statements of the Fund include the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling economic interest (greater than 50%). All inter-company accounts and transactions have been eliminated. As of August 31, 2015, the net assets of the Subsidiary were $44,262,791, which represented 19.1% of the Fund’s net assets.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, provided such amount approximates fair value. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

• Level 1 –	quoted prices in active markets for identical securities;

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Fund’s investments carried at fair value:

			LEVEL 2	LEVEL 3
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERVABLE
	AUGUST 31, 2015	PRICE	INPUTS	INPUTS

Short-Term Investments	$172,131,007	$172,131,007	$—	$—
Commodity Contracts
Futures	2,741,284	2,741,284	—	—
Purchased Options	77,010	77,010	—	—
Equity Contracts
Futures	281,383	281,383	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	3,153,483	—	3,153,483	—
Futures	739,211	739,211	—	—
Purchased Options	720,728	57,996	662,732	—
Interest Rate Contracts
Futures	897,968	897,968	—	—
Purchased Options	394,963	394,963	—	—

Total Assets	$181,137,037	$177,320,822	$3,816,215	$—

			LEVEL 2	LEVEL 3
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERVABLE
	AUGUST 31, 2015	PRICE	INPUTS	INPUTS

Commodity Contracts
Futures	$(1,733,167)	$(1,733,167)	$—	$—
Written Options	(5,100)	(5,100)	—	—
Equity Contracts
Futures	(1,499,917)	(1,499,917)	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	(2,954,740)	—	(2,954,740)	—
Futures	(388,377)	(388,377)	—	—
Written Options	(375,341)	(2,138)	(373,203)	—
Interest Rate Contracts
Futures	(1,814,258)	(1,814,258)	—	—
Written Options	(547,500)	(547,500)	—	—

Total Liabilities	$(9,318,400)	$(5,990,457)	$(3,327,943)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2015, the Fund had no transfers between Level 1, 2 and 3.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include options, forward foreign currency contracts and futures contracts.

During the year ended August 31, 2015, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates, and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of and gains and losses on the Fund’s derivative instruments as of and for the year ended August 31, 2015.

The following table lists the fair values of the Fund’s derivative holdings as of August 31, 2015 grouped by contract type and risk exposure category.

	CONSOLIDATED
	STATEMENT
	OF ASSETS AND		INTEREST	FOREIGN
	LIABILITIES	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Asset Derivatives

Purchased Options	Investments, at value	$—	$394,963	$720,728	$77,010	$1,192,701

Forward Contracts	Unrealized appreciation on forward foreign currency contracts	—	—	3,153,483	—	3,153,483

Futures Contracts	Payable: Variation Margin	281,383	897,968	739,211	2,741,284	4,659,846

Total Value - Assets		$281,383	$1,292,931	$4,613,422	$2,818,294	$9,006,030

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

	CONSOLIDATED
	STATEMENT
	OF ASSETS AND		INTEREST	FOREIGN
	LIABILITIES	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Liability Derivatives

Written Options	Options written, at value	$—	$(547,500)	$(375,341)	$(5,100)	$(927,941)

Forward Contracts	Unrealized depreciation on forward foreign currency contracts	—	—	(2,954,740)	—	(2,954,740)

Futures Contracts	Payable: Variation Margin	(1,499,917)	(1,814,258)	(388,377)	(1,733,167)	(5,435,719)

Total Value - Liabilities		$(1,499,917)	$(2,361,758)	$(3,718,458)	$(1,738,267)	$(9,318,400)

The following table lists the amounts of realized gains or (losses) included in net increase in net assets resulting from operations for the year ended August 31, 2015, grouped by contract type and risk exposure.

	CONSOLIDATED
	STATEMENT
	OF ASSETS AND		INTEREST	FOREIGN
	LIABILITIES	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Realized Gain (Loss)

Purchased Options	Net realized gain (loss) from Investments	$(215,698)	$(92,119)	$(29,805)	$99,791	$(237,831)

Futures Contracts	Net realized gain (loss) from Futures	(3,675,619)	1,536,414	2,601,740	1,760,754	2,223,289

Forward Contracts	Net realized gain (loss) from Forward Foreign Currency Contracts	—	—	2,996,259	—	2,996,259

Written Options	Net realized gain (loss) from Written Options	17,198	31,160	95,559	104,316	248,233

Total Realized Gain (Loss)		$(3,874,119)	$1,475,455	$5,663,753	$1,964,861	$5,229,950

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended August 31, 2015, grouped by contract type and risk exposure.

	CONSOLIDATED
	STATEMENT
	OF ASSETS AND		INTEREST	FOREIGN
	LIABILITIES	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Change in unrealized appreciation (depreciation)

Purchased Options	Net change in unrealized appreciation (depreciation) from Investments	$11,430	$(305,340)	$(652,710)	$(154,909)	$(1,101,529)

Futures Contracts	Net change in unrealized appreciation (depreciation) from Futures	(1,308,145)	(1,115,336)	(923)	909,504	(1,514,900)

Forward Contracts	Net change in unrealized appreciation (depreciation) from Forward Foreign Currency Contracts	—	—	137,727	—	137,727

Written Options	Net change in unrealized appreciation (depreciation) from Written Options	(3,180)	38,386	131,404	32,626	199,236

Total change in unrealized appreciation (depreciation)		$(1,299,895)	$(1,382,290)	$(384,502)	$787,221	$(2,279,466)

For the year ended August 31, 2015, the Fund’s average volume of derivatives is as follows:

PURCHASED OPTIONS (COST)	WRITTEN OPTIONS (PROCEEDS)	LONG FUTURES NOTIONAL COST	SHORT FUTURES NOTIONAL COST	FORWARD FOREIGN CURRENCY CONTRACTS — PAYABLE (VALUE AT TRADE DATE)	FORWARD FOREIGN CURRENCY CONTRACTS — RECEIVABLE (VALUE AT TRADE DATE)
$948,346	$(475,888)	$481,925,129	$(212,487,800)	$(124,285,769)	$124,407,427

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

		Gross Amount Not Offset in Statement of Assets and Liabilities				Gross Amount Not Offset in Statement of Assets and Liabilities
Description	Gross Amount Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount(2)

	Assets				Liabilities

Forward Foreign Currency Contracts	$3,153,483	($2,954,740)	$—	$198,743	$2,954,740	($2,954,740)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Net amount represents the net amount payable from the counterparty in the event of default.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

CURRENCY RISK — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

COMMODITY SECTOR RISK — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s Share value to fluctuate.

FOREIGN SECURITIES MARKET RISK — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

COUNTERPARTY RISK — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

CREDIT RISK — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

OPTIONS — An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

OPTIONS WRITTEN — The Fund may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of August 31, 2015, all of the Fund’s written options are exchange-traded options.

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

The Fund had transactions in options written during the fiscal year ended August 31, 2015 as follows:.

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at August 31, 2014	93	$65,784
Options written	119,070,677	2,574,033
Options closed	(1,316)	(1,153,132)
Options expired	(23,916,127)	(355,602)

Options outstanding at August 31, 2015	95,153,327	$1,131,083

FUTURES CONTRACTS — The Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

FORWARD FOREIGN CURRENCY CONTRACTS — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund may enter into forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment goal. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to Forward Foreign Currency Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

2. INVESTMENT ADVISER AND OTHER SERVICES

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund. The Fund is managed by the Adviser and one or more Trading Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board of Directors. The Fund compensates the Adviser for its services at the annual rate of 1.97% of its average annual net assets, payable on a monthly basis in arrears. The Adviser compensates the Trading Advisers out of the advisory fee that it receives from the Fund.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.24%, 1.99% and 2.99% of the Fund’s average daily net assets attributable to Class A Shares, Class I Shares and Class C Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 2.24%, 1.99% or 2.99%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Board of Directors. If at any time during the first three years the Advisory Agreement is in effect, the Fund’s Total Annual Fund Operating Expenses for that year are less than 2.24%, 1.99% or 2.99%, as applicable, the Adviser may recoup any waived amount from the Fund if such reimbursement does not cause the Fund to exceed existing expense limitations. For the year ended August 31, 2015, investment advisory fees accrued and waived were $2,011,897 and $434,343, respectively. At August 31, 2015, the amount of potential recovery by the Adviser was as follows:

EXPIRATION
FISCAL YEAR ENDED AUGUST 31, 2017	FISCAL YEAR ENDED AUGUST 31, 2018
$94,261	$434,343

Altis Partners (Jersey) Limited, Cantab Capital Partners LLP, Eclipse Capital Management, Inc., Graham Capital Management, LP, Harmonic Capital Partners LLP, P/E Global, LLC, Revolution Capital Management, LLC and Trigon Investment Advisors, LLC each serves as a Trading Adviser to the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

3. DIRECTOR COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Fund during the year ended August 31, 2015 was $9,109. Certain employees of BNY Mellon serve as an Officer of the Company. They are not compensated by the Fund or the Company.

4. INVESTMENT IN SECURITIES

For the year ended August 31, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	PURCHASES	SALES
Investments in Non-U.S. Government Securities	$—	$—
Investments in U.S. Government Securities	—	—

5. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2015, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED DEPRECIATION
$231,756,962	$19,800,000	$(21,975,771)	$(2,175,771)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2015, primarily attributable to disallowed income from the Subsidiary, were reclassified to the following accounts:

UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
$14,793	$(4,976,714)	$4,961,921

As of August 31, 2015, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	UNREALIZED DEPRECIATION	QUALIFIED LATE-YEAR LOSSES	OTHER TEMPORARY DIFFERENCES
$660,502	$—	$(4,985,548)	$—	$—

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONCLUDED)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended August 31, 2015 and August 31, 2014 were as follows:

	Ordinary Income	Long-Term Gains	Total
2015	$812,772	$—	$812,772
2014	$—	$—	$—

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2015, the Fund had no capital loss carryforwards.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

ABBEY CAPITAL FUTURES STRATEGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

The RBB Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the Abbey Capital Futures Strategy Fund (one of the portfolios constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year then ended and for the period July 1, 2014 (commencement of operations) to August 31, 2014, and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Abbey Capital Futures Strategy Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2015, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for the year then ended and for the period July 1, 2014 (commencement of operations) to August 31, 2014, and its consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 30, 2015

ABBEY CAPITAL FUTURES STRATEGY FUND

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2015. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2015. During the fiscal year ended August 31, 2015, the Fund paid $812,772 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

ABBEY CAPITAL FUTURES STRATEGY FUND

OTHER INFORMATION

(UNAUDITED)

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

APPROVAL OF ADVISORY AGREEMENTS AND TRADING ADVISORY AGREEMENTS

As required by the Investment Company Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) the renewal of the investment advisory agreement between Abbey Capital and Abbey Capital Offshore Limited (“ACOL”) (together with the Investment Advisory Agreement, the “Advisory Agreements”), (3) the renewal of the trading advisory agreements among Abbey Capital and ACOL and each of Altis Partners (Jersey) Limited, Cantab Capital Partners, LLP, Eclipse Capital Management, Inc., Graham Capital Management L.P., Harmonic Capital Partners LLP, P/E Global, LLC, Revolution Capital Management, LLC and Trigon Investment Advisors, LLC (collectively, the “Trading Advisers”) (the “Trading Advisory Agreements”), at a meeting of the Board held on May 13-14, 2015 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements and the Trading Advisory Agreements for an additional one year term. The Board’s decision to approve the Advisory Agreements and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the arrangements. In approving the Advisory Agreements and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Abbey Capital with respect to the Fund, the investment advisory agreement between ACOL and Abbey Capital, and the Trading Advisory Agreements between Abbey Capital and each Trading Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and ACOL, as applicable.

ABBEY CAPITAL FUTURES STRATEGY FUND

OTHER INFORMATION

(UNAUDITED)

The Directors also considered the investment performance of the Fund, noting that the Fund had outperformed its benchmark for the year-to-date and since inception periods ended March 31, 2015. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors also considered the Fund’s 1st quintile ranking within its Lipper performance universe for the period ended December 31, 2014.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. In addition, the Directors noted that Abbey Capital had contractually agreed to waive management fees and reimburse expenses through December 31, 2016 to the extent that total annual Fund operating expenses exceed 1.99% of the Fund’s average daily net assets for the Class I Shares, 2.24% of the Fund’s average daily net assets for Class A Shares and 2.99% of the Fund’s average daily net assets for Class C Shares. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements. In this regard, the Directors noted that the fees for each Trading Adviser were payable by Abbey Capital.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Advisory Agreements and Trading Advisory Agreements should be approved and continued for additional one-year periods ending August 16, 2016.

ABBEY CAPITAL FUTURES STRATEGY FUND

COMPANY MANAGEMENT

(UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	21	AMDOCS Limited (service provider to telecommunications companies).

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since March 2004, Director of Cornerstone Bank.	21	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	21	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Since 1997, Consultant, financial services organizations.	21	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	From July 2010 to March 2015, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	21	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC.	21	Independent Trustee of EIP Investment Trust (registered investment company)

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group.	21	Reich and Tang Group (asset management).

ABBEY CAPITAL FUTURES STRATEGY FUND

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR[2]

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	21	None

ABBEY CAPITAL FUTURES STRATEGY FUND

COMPANY MANAGEMENT (CONCLUDED)

(UNAUDITED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Christina Morse 301 Bellevue Parkway Wilmington, DE 19809 DOB: 12/64	Secretary	2015 to present	Since August 2014, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); from August 2013 to July 2014, Counsel, Lord, Abbett & Co. LLC; from May 2009 to July 2013, Vice President, BNY Mellon Investment Servicing (US) Inc.	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-one portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Messrs. Brodsky, Carnall and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the Investment Company Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

ABBEY CAPITAL FUTURES STRATEGY FUND

PRIVACY NOTICE

(UNAUDITED)

Abbey Capital Futures Strategy Fund

FACTS	WHAT DOES THE ABBEY CAPITAL FUTURES STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Futures Strategy Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Futures Strategy Fund Share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	Yes
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

ABBEY CAPITAL FUTURES STRATEGY FUND

PRIVACY NOTICE

(UNAUDITED)

What we do
How does the Abbey Capital Futures Strategy Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Abbey Capital Futures Strategy Fund collect my personal information?

We collect your personal information, for example, when you

• open an account

• provide account information

• give us your contact information

• make a wire transfer

• tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Abbey Capital Futures Strategy Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• The Abbey Capital Futures Strategy Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Abbey Capital Futures Strategy Fund does not jointly market.

Investment Adviser

Abbey Capital Limited

1-2 Cavendish Row

Dublin 1, Ireland

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

ABB-AR15

ALTAIR SMALLER COMPANIES FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2015

This report is submitted for the general information of the shareholders of the Fund.

It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

ALTAIR SMALLER COMPANIES FUND

Annual Investment Adviser’s Report

August 31, 2015

(Unaudited)

Dear Shareholder:

The Altair Smaller Companies Fund (the “Fund”) commenced operations on October 21, 2014, and generated a return of 5.90% through the end of the fiscal year on August 31, 2015. It outperformed its benchmark, the Russell 2000 Index, which had a return of 5.36% over the same period. While its inception date was October 21, 2014, the Fund remained in cash until it was funded with the first tranche of capital eight days later. From October 29, 2014, through the end of the fiscal period, the Fund outperformed the Russell 2000 Index by 3.64 percentage points (5.90% versus 2.26%).

The Fund’s investment strategy protected capital well during the 2015 market volatility while outperforming the benchmark, despite periods of negative performance within the small cap market. Performance was aided by a growth style mandate followed by the sub-advisers with the two largest Fund asset allocations. Growth significantly outperformed value as an investing style during the fiscal period (a return of 10.69% for the Russell 2000 Growth Index versus 0.13% for the Russell 2000 Value Index for the fiscal period October 21, 2015 to August 31, 2015) as investors sought an extra edge for returns at a time when the economy grew only modestly. The Fund’s performance also benefited from a higher weighting to microcap stocks than was held by the benchmark. The Russell Microcap Index returned 7.17% during the Fund’s fiscal period, outperforming the Russell 2000 by 1.81 percentage points. Another contributor to out performance was the record pace of mergers and acquisitions, with several of our small-company sub-advisers benefiting from holding stocks that were purchased for premiums upwards of 40 percent above market prices.

Small caps far outperformed large caps, in a turnaround from the previous year. This was, in part, because small caps were less affected by currency translation losses from the soaring dollar than multinational corporations with substantial international operations. Small caps also held up better amid the intense speculation over the timing and extent of an expected interest rate increase by the Federal Reserve. While the Fed may raise rates once or twice in small increments starting soon, we still expect rates to stay low for the foreseeable future. Throughout the fiscal period we operated under the belief that the Fed will not hike rates substantially without significant economic improvement, which has yet to occur.

We reduced the allocations of two micro cap sub-advisers we felt were due for lagging returns versus the benchmark, which helped overall performance for the fiscal period. The reductions were based on our research into sub-adviser performance cycles, which vary in length but often last roughly three to five years.

While the Fund delivered a positive return, it had a net realized loss. The majority of the realized losses came from our tax loss harvesting sub-adviser, which offset realized gains from other sub-advisers in the portfolio.

From a sector perspective the Fund is currently underweight interest-rate sensitive areas of the market – utilities, financials and REITs. The Fund’s overweight positions include technology, consumer discretionary and industrials. Given the Fund’s exposure to micro cap stocks, the weighted average market cap is 40% less than the small cap market.

We view the majority of sub-advisers of the Fund to be in productive parts of their performance cycles as we start the new reporting period.

Sincerely,

Altair Advisers LLC

1

ALTAIR SMALLER COMPANIES FUND

Annual Report

Performance Data

August 31, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Altair Smaller Companies Fund

vs. Russell 2000®Index

This chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on October 21, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Total Returns for the period ended August 31, 2015†
Since
Inception*
Altair Smaller Companies Fund	5.90%
Russell 2000® Index**	5.36%

†	Not annualized.

*	The Fund commenced operations on October 21, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2014, are 1.15% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes) exceeds 1.35% of the average daily net assets of the Fund. This contractual limitation is in effect until October 20, 2015 and may not be terminated without approval by the Company’s Board of Directors.

The Fund invests in common stock, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change.

The Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index and is considered representative of small-cap stocks. It is impossible to invest directly in an index.

2

ALTAIR SMALLER COMPANIES FUND

Annual Report

Performance Data (Concluded)

August 31, 2015

(Unaudited)

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier type investments including small and micro-cap stocks, IPOs, special situations and illiquid securities all of which may be more volatile and less liquid.

3

ALTAIR SMALLER COMPANIES FUND

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2015 through August 31, 2015 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2015	August 31, 2015	During Period*
Actual	$1,000.00	$ 985.10	$5.70
Hypothetical (5% return before expenses)	1,000.00	1,019.46	5.80

*

Expenses equal to the Fund’s annualized six-month expense ratio of 1.14% for the Fund, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by 365 to reflect the one half year period. The Fund’s ending account values on the first line in the table is based on the actual six month total investment return for the Fund of -1.49%.

4

ALTAIR SMALLER COMPANIES FUND

Portfolio Holdings Summary Table

August 31, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund.

Security Type/Sector	% of Net
Classification	Assets	Value
COMMON STOCKS:
Commercial Services	8.2%	$17,445,598
Retail	7.1	15,145,821
Software	6.1	13,003,274
Healthcare-Products	5.5	11,733,206
Banks	5.3	11,177,638
Computers	4.2	8,971,413
Pharmaceuticals	4.2	8,912,082
Internet	4.1	8,653,965
Biotechnology	3.9	8,251,394
Semiconductors	3.4	7,260,206
Telecommunications	2.8	5,927,360
Building Materials	2.8	5,926,529
Diversified Financial Services	2.6	5,565,433
Apparel	2.5	5,412,314
Electronics	2.2	4,617,387
Healthcare-Services	2.1	4,499,347
Transportation	2.0	4,347,569
Insurance	1.9	3,938,160
Food	1.8	3,900,998
Oil & Gas	1.6	3,474,964
Chemicals	1.5	3,244,578
REITS	1.3	2,839,581
Home Builders	1.3	2,746,908
Miscellaneous Manufacturing	1.3	2,679,140
Oil & Gas Services	1.2	2,615,785
Entertainment	1.2	2,552,769
Engineering & Construction	1.0	2,217,728
Aerospace/Defense	1.0	2,105,890
Home Furnishings	0.9	1,925,745
Auto Parts & Equipment	0.9	1,835,064
Textiles	0.8	1,729,065
Machinery-Diversified	0.8	1,709,176

Security Type/Sector	% of Net
Classification	Assets	Value
Real Estate	0.7%	$1,574,320
Environmental Control	0.7	1,521,878
Airlines	0.7	1,508,195
Metal Fabricate/Hardware	0.7	1,464,816
Office Furnishings	0.6	1,265,956
Lodging	0.6	1,240,500
Savings & Loans	0.5	1,106,586
Leisure Time	0.5	956,938
Electrical Components & Equipment	0.4	898,183
Gas	0.4	869,878
Investment Companies	0.4	853,937
Beverages	0.4	852,290
Mining	0.4	850,357
Household Products / Wares	0.4	787,850
Housewares	0.4	753,742
Water	0.3	703,602
Hand / Machine Tools	0.3	573,059
Packaging & Containers	0.2	497,128
Electric	0.2	452,210
Forest Products & Paper	0.2	307,449
Distribution/Wholesale	0.1	242,334
Agriculture	0.1	183,948
Media	0.1	181,708
Machinery-Construction & Mining	0.1	92,335
Iron / Steel	0.0	83,158
Energy-Alternate Sources	0.0	62,395
Advertising	0.0	12
Other Assets in Excess of Liabilities	3.1	6,683,492

NET ASSETS	100.0%	$212,934,343

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments

August 31, 2015

	Number
	of Shares	Value

COMMON STOCKS — 96.9%

Advertising — 0.0%
Journal Media Group, Inc.	2	$12

Aerospace/Defense — 1.0%
Aerojet Rocketdyne Holdings, Inc.*	4,669	96,041
Aerovironment, Inc.*	2,504	60,221
Cubic Corp.	12,069	508,346
Kaman Corp.	2,287	88,804
KLX, Inc.*	22,818	892,184
Moog, Inc., Class A*	2,723	171,821
National Presto Industries, Inc.	728	59,732
Orbital ATK, Inc.	1,778	134,649
Teledyne Technologies, Inc.*	961	94,092

		2,105,890

Agriculture — 0.1%
Andersons, Inc. (The)	3,181	112,544
Universal Corp.	1,451	71,404

		183,948

Airlines — 0.7%
Allegiant Travel Co	1,851	376,234
Controladora Vuela Cia de Aviacion SAB de CV, ADR (Mexico)*	16,817	224,339
SkyWest, Inc.	8,137	129,378
Spirit Airlines, Inc.*	7,072	362,440
Virgin America, Inc.*	12,743	415,804

		1,508,195

Apparel — 2.5%
Carter’s, Inc.	4,376	430,205
Cherokee, Inc.	32,642	836,941
Crocs, Inc.*	3,870	57,005
G-III Apparel Group Ltd.*	9,197	637,628
Lakeland Industries, Inc.*	19,056	177,030
Oxford Industries, Inc.	1,003	84,412
Rocky Brands, Inc.	32,750	597,688
Sequential Brands Group, Inc.*	30,458	498,597
Skechers U.S.A. Inc., Class A*	6,216	874,840
Steven Madden Ltd.*	16,897	690,411
Superior Uniform Group, Inc.	25,519	433,313
Wolverine World Wide, Inc.	3,497	94,244

		5,412,314

Auto Parts & Equipment — 0.9%
Dorman Products, Inc.*	1,838	92,543
Motorcar Parts of America, Inc.*	28,000	892,920
Remy International, Inc.	—^	8
Spartan Motors, Inc.	88,180	385,347
Standard Motor Products, Inc.	843	29,842
Titan International, Inc.	13,465	123,609

	Number
	of Shares	Value

Auto Parts & Equipment — (Continued)
Unique Fabricating, Inc.	26,294	$310,795

		1,835,064

Banks — 5.3%
1st Source Corp.	8,449	252,966
American River Bankshares*	49,340	498,334
Bank of Commerce Holdings	67,640	389,606
Bank of the Ozarks, Inc.	9,478	396,180
BankUnited, Inc.	11,568	412,284
Banner Corp.	1,722	76,474
BB&T Corp.	—^	11
BBCN Bancorp, Inc.	8,040	116,982
Central Pacific Financial Corp.	1,574	32,645
City Holding Co.	4,208	200,385
Columbia Banking System, Inc.	2,132	64,621
CVB Financial Corp.	4,745	77,106
FCB Financial Holdings, Inc., Class A*	12,583	414,987
First BanCorp (Puerto Rico)*	8,073	32,373
First Citizens BancShares, Inc., Class A	779	184,763
First Financial Bancorp	7,350	135,534
First Financial Bankshares, Inc.	4,122	128,359
First Midwest Bancorp, Inc.	5,819	102,647
First Security Group, Inc.*	107,860	268,571
FNB Corp.	13,275	166,734
Glacier Bancorp, Inc.	4,882	126,981
Hilltop Holdings, Inc.*	19,550	403,708
Home BancShares, Inc.	5,717	217,932
Horizon Bancorp	470	11,106
International Bancshares Corp.	9,169	235,185
Live Oak Bancshares, Inc.*	20,364	392,414
MB Financial, Inc.	2,529	83,305
MidSouth Bancorp, Inc.	22,510	312,889
National Penn Bancshares, Inc.	10,089	121,219
NBT Bancorp, Inc.	1,048	27,143
Northrim BanCorp, Inc.	19,090	518,866
Orrstown Financial Services, Inc.	22,720	395,555
Pacific Continental Corp.	33,660	434,887
Pacific Mercantile Bancorp*	77,250	556,972
Park Sterling Corp.	88,630	639,022
People’s Utah Bancorp	14,370	242,134
Premier Financial Bancorp, Inc.	34,770	537,544
PrivateBancorp, Inc.	2,852	107,948
S&T Bancorp, Inc.	3,937	117,795
Southside Bancshares, Inc.	5	139
Suffolk Bancorp	15,170	404,432
Texas Capital Bancshares, Inc.*	2,307	124,255
Tompkins Financial Corp.	1,660	87,133

The accompanying notes are an integral part of the financial statements.

6

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2015

	Number
	of Shares	Value

Banks — (Continued)
TrustCo Bank Corp.	14,061	$83,241
United Bankshares, Inc.	2,652	99,238
Walker & Dunlop, Inc.*	1,341	32,627
Westamerica Bancorporation	2,871	129,597
Western Alliance Bancorp*	13,227	403,688
Wilshire Bancorp, Inc.	9,430	100,712
Wintrust Financial Corp.	5,459	278,409

		11,177,638

Beverages — 0.4%
Farmer Bros Co.*	25,684	587,136
Reed’s, Inc.*	50,029	265,154

		852,290

Biotechnology — 3.9%
Acorda Therapeutics, Inc.*	2,262	72,316
Alder Biopharmaceuticals, Inc.*	5,450	211,188
BioCryst Pharmaceuticals, Inc.*	18,298	212,989
Blueprint Medicines Corp.*	21,578	590,374
Cambrex Corp.*	1,943	92,895
Dynavax Technologies Corp.*	32,856	931,796
Emergent BioSolutions, Inc.*	2,245	74,736
Exelixis, Inc.*	41,180	245,021
Five Prime Therapeutics, Inc.*	17,077	325,658
Genocea Biosciences, Inc.*	12,803	148,899
Harvard Bioscience, Inc.*	61,569	269,057
KemPharm, Inc.*	18,038	353,725
Ligand Pharmaceuticals, Inc.*	1,187	109,133
Loxo Oncology, Inc.*	24,771	497,897
MacroGenics, Inc.*	16,869	444,498
Medicines Co. (The)*	4,827	197,907
Momenta Pharmaceuticals, Inc.*	5,303	103,462
Myriad Genetics, Inc.*	12,649	475,096
NeoGenomics, Inc.*	195,788	1,190,391
NewLink Genetics Corp.*	5,937	266,631
Nivalis Therapeutics, Inc.*	13,453	195,607
Pfenex, Inc.*	20,444	446,701
Repligen Corp.*	7,918	269,845
Second Sight Medical Products, Inc.*	20,245	192,530
Spectrum Pharmaceuticals, Inc.*	6,074	44,158
Sunesis Pharmaceuticals, Inc.*	84,716	100,812
Veracyte, Inc.*	19,944	188,072

		8,251,394

Building Materials — 2.8%
AAON, Inc.	2,382	49,260
Apogee Enterprises, Inc.	9,549	497,980
Aspen Aerogels, Inc.*	40,577	303,110
Builders FirstSource, Inc.*	30,969	458,651
Caesarstone Sdot-Yam Ltd. (Israel)	6,469	257,402

	Number
	of Shares	Value

Building Materials — (Continued)
Drew Industries, Inc.	1,629	$90,019
Energy Focus, Inc.*	10,064	220,402
Gibraltar Industries, Inc.*	23,770	389,590
Griffon Corp.	4,619	76,860
Headwaters, Inc.*	4,288	86,532
NCI Building Systems, Inc.*	30,056	313,484
Patrick Industries, Inc.*	16,512	623,988
PGT, Inc.*	62,365	833,820
Quanex Building Products Corp.	2,595	46,580
Simpson Manufacturing Co., Inc.	4,180	145,924
Stock Building Supply Holdings, Inc.*	19,812	373,060
Universal Forest Products, Inc.	2,701	162,222
US Concrete, Inc.*	19,267	997,645

		5,926,529

Chemicals — 1.5%
A. Schulman, Inc.	1,903	65,330
Aceto Corp.	10,328	231,450
American Vanguard Corp.	17,479	233,519
Balchem Corp.	1,608	94,116
Calgon Carbon Corp.	4,496	73,105
Codexis, Inc.*	65,260	243,420
Hawkins, Inc.	6,889	262,126
Innophos Holdings, Inc.	1,419	68,211
Innospec, Inc.	1,325	65,058
Intrepid Potash, Inc.*	6,698	52,981
KMG Chemicals, Inc.	16,370	330,674
Koppers Holdings, Inc.	3,636	75,629
Kraton Performance Polymers, Inc.*	3,213	67,826
Landec Corp.*	83,839	1,115,059
OM Group, Inc.	2,104	70,484
Quaker Chemical Corp.	932	73,964
Stepan Co.	2,701	121,626

		3,244,578

Commercial Services — 8.2%
ABM Industries, Inc.	2,589	82,874
Alarm.com Holdings, Inc.*	16,490	280,660
Albany Molecular Research, Inc.*	4,052	80,797
AMN Healthcare Services, Inc.*	49,299	1,656,446
ARC Document Solutions, Inc.*	50,270	333,793
Ascent Capital Group, Inc., Class A*	5,586	156,855
Barrett Business Services, Inc.	19,710	702,662
Brink’s Co. (The)	25,755	738,138
Capella Education Co.	1,794	87,457
Cardtronics, Inc.*	2,382	82,179
CorVel Corp.*	1,091	32,763

The accompanying notes are an integral part of the financial statements.

7

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2015

	Number
	of Shares	Value

Commercial Services — (Continued)
Cross Country Healthcare, Inc.*	101,876	$1,415,058
Electro Rent Corp.	35,930	383,014
ExamWorks Group, Inc.*	2,830	101,371
Green Dot Corp., Class A*	3,371	59,633
Hackett Group, Inc. (The)	52,689	742,388
Healthcare Services Group, Inc.	3,392	113,428
Heartland Payment Systems, Inc.	1,233	73,462
Heidrick & Struggles International, Inc.	15,400	300,146
Huron Consulting Group, Inc.*	5,707	413,130
INC Research Holdings, Inc., Class A*	9,133	374,544
Insperity, Inc.	6,436	285,694
Kelly Services, Inc., Class A	23,614	341,222
Kforce, Inc.	7,505	201,059
Korn/Ferry International	3,699	126,025
Landauer, Inc.	1,752	67,294
LendingTree, Inc.*	10,451	1,107,283
Liberty Tax, Inc.	12,760	300,626
Matthews International Corp., Class A	1,608	81,654
Medifast, Inc.*	14,900	413,773
Monro Muffler Brake, Inc.	1,672	105,988
Monster Worldwide, Inc.*	8,469	61,570
Navigant Consulting, Inc.*	3,071	48,491
Nord Anglia Education, Inc. (Cayman Islands)*	17,513	359,717
Nutrisystem, Inc.	14,669	410,439
NV5 Holdings, Inc.*	8,250	177,540
On Assignment, Inc.*	3,035	109,199
PAREXEL International Corp.*	2,736	179,810
Patriot National, Inc.*	34,069	553,962
Paylocity Holding Corp.*	13,938	460,233
PFSweb, Inc.*	57,324	748,078
Resources Connection, Inc.	3,737	58,634
ServiceSource International, Inc.*	26,722	126,662
Sotheby’s	14,165	498,750
SP Plus Corp.*	37,394	858,940
Strayer Education, Inc.*	1,605	83,845
Team Health Holdings, Inc.*	6,854	402,604
Team, Inc.*	8,505	355,849
TrueBlue, Inc.*	2,701	64,824
Viad Corp.	9,991	273,154
WEX, Inc.*	3,934	371,881

		17,445,598

	Number
	of Shares	Value

Computers — 4.2%
CACI International, Inc., Class A*	1,145	$89,791
Computer Services, Inc.	16,069	658,829
Convergys Corp.	9,239	208,801
Datalink Corp.*	82,410	477,978
Digimarc Corp.*	15,405	587,393
Dot Hill Systems Corp.*	67,380	651,565
Electronics For Imaging, Inc.*	1,897	83,032
EPAM Systems, Inc.*	6,889	486,432
ExlService Holdings, Inc.*	13,091	473,632
Globant S.A. (Luxembourg)*	41,196	1,120,531
Icad, Inc.*	111,605	443,072
Immersion Corp.*	22,476	260,497
Insight Enterprises, Inc.*	3,352	84,839
Kornit Digital Ltd. (Israel)*	21,402	262,174
Manhattan Associates, Inc.*	11,183	653,982
MAXIMUS, Inc.	3,243	196,364
Mercury Systems, Inc.*	25,243	399,849
NetScout Systems, Inc.*	1,276	46,638
PAR Technology Corp.*	31,860	143,370
Radisys Corp.*	108,290	296,715
Super Micro Computer, Inc.*	2,807	76,771
Sykes Enterprises, Inc.*	12,473	313,696
Synaptics, Inc.*	2,264	158,684
TeleTech Holdings, Inc.	3,501	94,702
Virtusa Corp.*	1,029	54,455
Vocera Communications, Inc.*	25,883	303,866
Xplore Technologies Corp.*	61,112	343,755

		8,971,413

Distribution/Wholesale — 0.1%
Pool Corp.	2,106	146,746
ScanSource, Inc.*	1,716	65,551
Veritiv Corp.*	836	30,037

		242,334

Diversified Financial Services — 2.6%
Blackhawk Network Holdings, Inc., Class B*	23,863	942,827
Ellie Mae, Inc.*	12,362	895,380
Enova International, Inc.*	—^	5
Evercore Partners, Inc., Class A	2,877	150,697
Financial Engines, Inc.	2,493	80,923
FNFV Group*	43,573	630,501
Greenhill & Co., Inc.	3,337	117,162
Hennessy Advisors, Inc.	14,130	349,506
Interactive Brokers Group, Inc., Class A	3,063	122,275
JMP Group, LLC	54,280	388,102
MarketAxess Holdings, Inc.	2,439	220,534
Piper Jaffray Cos*	2,205	92,301

The accompanying notes are an integral part of the financial statements.

8

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2015

	Number
	of Shares	Value

Diversified Financial Services — (Continued)
PRA Group, Inc.*	9,174	$488,882
Silvercrest Asset Management Group, Inc., Class A	19,466	229,115
Stifel Financial Corp.*	2,715	126,519
Virtus Investment Partners, Inc.	955	109,882
WageWorks, Inc.*	7,756	347,546
Westwood Holdings Group, Inc.	4,923	273,276

		5,565,433

Electric — 0.2%
ALLETE, Inc.	4,232	202,205
Avista Corp.	831	26,085
El Paso Electric Co.	1,366	48,356
UIL Holdings Corp.	3,856	175,564

		452,210

Electrical Components & Equipment — 0.4%
Advanced Energy Industries, Inc.*	2,466	59,850
Encore Wire Corp.	1,278	41,497
General Cable Corp.	6,009	87,431
Highpower International, Inc.*	11,500	25,185
Insteel Industries, Inc.	20,900	361,779
Powell Industries, Inc.	1,009	29,624
PowerSecure International, Inc.* .	24,280	292,817

		898,183

Electronics — 2.2%
American Science & Engineering, Inc.	1,481	58,218
Badger Meter, Inc.	1,318	76,826
Benchmark Electronics, Inc.*	4,783	102,213
Brady Corp., Class A	4,189	91,990
Checkpoint Systems, Inc.	8,260	66,741
Coherent, Inc.*	504	29,383
CTS Corp.	2,929	55,212
ESCO Technologies, Inc.	1,906	68,826
II-VI, Inc.*	3,812	64,385
IMAX Corp. (Canada)*	12,773	400,434
Imprivata, Inc.*	10,246	214,551
Itron, Inc.*	4,655	139,650
Ituran Location and Control Ltd. (Israel)	15,941	385,613
Methode Electronics, Inc.	3,109	82,606
Napco Security Technologies, Inc.*	44,741	267,551
Newport Corp.*	2,072	31,702
OSI Systems, Inc.*	1,315	96,048
Park Electrochemical Corp.	1,616	28,458
Rofin-Sinar Technologies, Inc.*	2,850	72,590
Rogers Corp.*	1,097	61,059
TASER International, Inc.*	20,444	478,390

	Number
	of Shares	Value

Electronics — (Continued)
Tech Data Corp.*	13,470	$878,783
Vishay Intertechnology, Inc.	19,396	191,632
Watts Water Technologies, Inc., Class A	2,071	113,594
ZAGG, Inc.*	76,630	560,932

		4,617,387

Energy-Alternate Sources — 0.0%
Renewable Energy Group, Inc.*	1,800	15,156
REX American Resources Corp.*.	881	47,239

		62,395

Engineering & Construction — 1.0%
Aegion Corp.*	5,582	102,709
Argan, Inc.	5,696	222,998
Comfort Systems USA, Inc.	30,815	854,192
Dycom Industries, Inc.*	2,682	190,663
EMCOR Group, Inc.	4,741	218,513
Exponent, Inc.	1,390	59,422
MYR Group, Inc.*	9,736	279,326
Sterling Construction Co., Inc.*	45,970	213,301
TopBuild Corp.*	2,415	76,604

		2,217,728

Entertainment — 1.2%
AMC Entertainment Holdings, Inc., Class A	7,317	212,047
Carmike Cinemas, Inc.*	18,670	445,280
International Speedway Corp., Class A	28,078	901,023
Marriott Vacations Worldwide Corp.	2,258	160,341
Pinnacle Entertainment, Inc.*	3,694	139,522
SeaWorld Entertainment, Inc.	39,020	694,556

		2,552,769

Environmental Control — 0.7%
Clean Harbors, Inc.*	11,467	563,259
Fenix Parts, Inc.*	22,256	221,892
Tetra Tech, Inc.	4,089	106,232
US Ecology, Inc.	12,620	630,495

		1,521,878

Food — 1.8%
B&G Foods, Inc.	4,803	145,963
Calavo Growers, Inc.	9,329	543,414
Cal-Maine Foods, Inc.	1,158	61,513
Darling Ingredients, Inc.*	10,474	134,486
Diamond Foods, Inc.*	1,830	55,211
Fresh Market, Inc. (The)*	23,470	505,309
Ingles Markets, Inc., Class A	4,742	235,677
Inventure Foods, Inc.*	36,951	319,626
J&J Snack Foods Corp.	681	77,607

The accompanying notes are an integral part of the financial statements.

9

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2015

	Number
	of Shares	Value

Food — (Continued)
John B Sanfilippo & Son, Inc.	6,868	$355,007
Lifeway Foods, Inc.*	13,858	199,694
Pinnacle Foods, Inc.	10,333	463,332
Sanderson Farms, Inc.	4,541	313,511
Snyder’s-Lance, Inc.	3,587	121,133
SpartanNash Co.	1,672	47,318
Village Super Market, Inc., Class A	11,594	322,197

		3,900,998

Forest Products & Paper — 0.2%
Deltic Timber Corp.	1,796	111,550
Neenah Paper, Inc.	1,303	75,209
PH Glatfelter Co.	3,361	60,700
Schweitzer-Mauduit International, Inc.	1,698	59,990

		307,449

Gas — 0.4%
Laclede Group, Inc. (The)	5,337	282,541
New Jersey Resources Corp.	2,340	66,152
Northwest Natural Gas Co.	2,390	105,112
Piedmont Natural Gas Co., Inc.	5,397	208,216
South Jersey Industries, Inc.	5,980	144,118
Southwest Gas Corp.	1,157	63,739

		869,878

Hand / Machine Tools — 0.3%
Franklin Electric Co., Inc.	2,910	85,234
Hardinge, Inc.	47,500	487,825

		573,059

Healthcare-Products — 5.5%
ABIOMED, Inc.*	1,897	181,922
Affymetrix, Inc.*	5,381	50,205
Alpha Pro Tech Ltd.*	110,399	229,630
Analogic Corp.	569	45,850
AtriCure, Inc.*	57,224	1,399,699
Avinger, Inc.*	15,974	230,665
Cantel Medical Corp.	1,814	90,029
CONMED Corp.	1,664	88,292
Cyberonics, Inc.*	1,406	91,868
Cynosure, Inc., Class A*	17,894	566,166
Digirad Corp.	69,985	265,943
GenMark Diagnostics, Inc.*	20,504	212,011
Glaukos Corp.*	9,575	281,218
Greatbatch, Inc.*	1,228	69,775
ICU Medical, Inc.*	771	87,524
Inogen, Inc.*	11,373	560,575
Integra LifeSciences Holdings Corp.*	1,544	92,609
Intersect ENT, Inc.*	23,131	588,915

	Number
	of Shares	Value

Healthcare-Products — (Continued)
K2M Group Holdings, Inc.*	36,790	$781,052
LDR Holding Corp.*	24,662	920,386
LeMaitre Vascular, Inc.	38,127	504,039
Luminex Corp.*	3,317	60,436
Masimo Corp.*	3,409	138,508
Mazor Robotics Ltd., SP ADR (Israel)*	27,142	321,904
Meridian Bioscience, Inc.	4,835	92,494
Merit Medical Systems, Inc.*	2,635	59,946
NanoString Technologies, Inc.*	13,634	207,373
Natus Medical, Inc.*	1,325	53,901
NuVasive, Inc.*	2,238	117,987
Ocular Therapeutix, Inc.*	11,943	210,436
OraSure Technologies, Inc.*	39,240	211,896
Oxford Immunotec Global PLC (United Kingdom)*	20,334	292,200
PhotoMedex, Inc.*	47,740	37,476
SeaSpine Holdings Corp.*	1	9
Synergetics USA, Inc.*	104,750	445,188
T2 Biosystems, Inc.*	8,056	95,705
TransEnterix, Inc.*	46,822	123,610
Trinity Biotech PLC, SP ADR (Ireland)	31,477	483,487
Vascular Solutions, Inc.*	13,298	459,579
West Pharmaceutical Services, Inc.	10,504	586,648
Zeltiq Aesthetics, Inc.*	12,273	396,050

		11,733,206

Healthcare-Services — 2.1%
Acadia Healthcare Co., Inc.*	6,011	438,983
Addus HomeCare Corp.*	10,084	289,814
Adeptus Health, Inc., Class A*	4,077	406,232
Air Methods Corp.*	13,500	505,575
Almost Family, Inc.*	7,310	323,833
Amedisys, Inc.*	2,217	85,665
Amsurg Corp.*	7,941	622,733
Cancer Genetics, Inc.*	30,845	296,420
Chemed Corp.	621	84,673
Ensign Group, Inc. (The)	930	43,664
IPC Healthcare, Inc.*	1,552	123,229
Kindred Healthcare, Inc.	7,193	144,435
LHC Group, Inc.*	5,106	221,090
Molina Healthcare, Inc.*	2,020	150,672
Providence Service Corp. (The)*	927	41,557
Psychemedics Corp.	24,410	270,951
Surgical Care Affiliates, Inc.*	12,307	449,821

		4,499,347

Home Builders — 1.3%
Cavco Industries, Inc.*	5,995	428,942

The accompanying notes are an integral part of the financial statements.

10

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2015

	Number
	of Shares	Value

Home Builders — (Continued)
Green Brick Partners, Inc.*	52,537	$638,325
Installed Building Products, Inc.*	27,547	736,056
M/I Homes, Inc.*	2,055	51,334
Meritage Homes Corp.*	2,475	104,296
Ryland Group, Inc. (The)	3,091	133,655
UCP, Inc., Class A*	32,040	261,126
William Lyon Homes, Class A*	17,351	393,174

		2,746,908

Home Furnishings — 0.9%
American Woodmark Corp.*	7,324	485,435
Bassett Furniture Industries, Inc.	14,254	413,651
Daktronics, Inc.	33,920	294,765
Ethan Allen Interiors, Inc.	2,052	61,047
Hooker Furniture Corp.	14,796	353,033
La-Z-Boy, Inc.	3,067	84,680
Skullcandy, Inc.*	33,210	233,134

		1,925,745

Household Products / Wares — 0.4%
Acme United Corp.	15,608	270,799
SodaStream International Ltd. (Israel)*	28,460	433,730
WD-40 Co.	995	83,321

		787,850

Housewares — 0.4%
Lifetime Brands, Inc.	38,780	563,086
Toro Co. (The)	2,674	190,656

		753,742

Insurance — 1.9%
American Equity Investment Life Holding Co.	2,236	54,245
American National Insurance Co.	5,300	526,237
Atlas Financial Holdings, Inc. (Cayman Islands)*	22,736	366,732
Conifer Holdings, Inc.*	8,880	88,445
eHealth, Inc.*	9,610	143,573
Employers Holdings, Inc.	3,729	82,224
Endurance Specialty Holdings Ltd. (Bermuda)	1	34
Hallmark Financial Services, Inc.*	52,080	598,399
Horace Mann Educators Corp.	3,432	114,011
Infinity Property & Casualty Corp.	1,164	89,954
ProAssurance Corp.	2,565	123,710
RLI Corp.	1,478	77,019
Selective Insurance Group, Inc.	3,866	117,217
Stewart Information Services Corp.	982	38,043

	Number
	of Shares	Value

Insurance — (Continued)
Universal Insurance Holdings, Inc.	2,126	$52,363
White Mountains Insurance Group Ltd. (Bermuda)	2,038	1,465,954

		3,938,160

Internet — 4.1%
Autobytel, Inc.*	13,900	245,335
Blucora, Inc.*	4,421	61,717
Blue Nile, Inc.*	3,051	103,917
Chegg, Inc.*	49,758	369,702
comScore, Inc.*	9,970	520,534
ePlus, Inc.*	8,642	654,372
FTD Cos, Inc.*	1,304	38,977
j2 Global, Inc.	2,243	156,068
magicJack VocalTec Ltd. (Israel)*	60,390	548,945
Marketo, Inc.*	14,408	403,568
NIC, Inc.	3,334	62,813
Perficient, Inc.*	1,298	21,495
Q2 Holdings, Inc.*	44,300	1,158,888
QuinStreet, Inc.*	46,047	253,258
Rapid7, Inc.*	10,909	230,071
Reis, Inc.	16,435	409,232
RingCentral, Inc., Class A*	25,301	435,430
Shopify, Inc., Class A (Canada)*	11,626	320,180
SMTP, Inc.	25,173	117,810
Stamps.com, Inc.*	11,764	968,648
TeleCommunication Systems, Inc., Class A*	200,050	700,175
TheStreet, Inc.	121,509	212,641
Tucows, Inc., Class A*	8,152	211,300
VASCO Data Security International, Inc.*	1,622	27,120
Zendesk, Inc.*	20,395	421,769

		8,653,965

Investment Companies — 0.4%
Capital Southwest Corp.	12,528	568,020
PennantPark Floating Rate Capital Ltd.	23,767	285,917

		853,937

Iron / Steel — 0.0%
AK Steel Holding Corp.*	26,912	83,158

Leisure Time — 0.5%
Arctic Cat, Inc.	10,940	289,144
Callaway Golf Co.	4,678	41,400
MCBC Holdings, Inc.*	15,140	225,586
Nautilus, Inc.*	4,949	75,621
Planet Fitness, Inc., Class A*	12,399	220,826

The accompanying notes are an integral part of the financial statements.

11

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2015

	Number
	of Shares	Value

Leisure Time — (Continued)
Town Sports International Holdings, Inc.*	40,450	$104,361

		956,938

Lodging — 0.6%
Boyd Gaming Corp.*	4,776	76,894
Interval Leisure Group, Inc.	196	3,932
Marcus Corp. (The)	20,911	405,883
Monarch Casino & Resort, Inc.*	24,943	437,750
Red Lion Hotels Corp.*	39,211	316,041

		1,240,500

Machinery-Construction & Mining — 0.1%
Astec Industries, Inc.	2,337	92,335

Machinery-Diversified — 0.8%
Applied Industrial Technologies, Inc.	3,840	162,586
Briggs & Stratton Corp.	3,946	78,841
Chart Industries, Inc.*	4,451	113,768
Columbus McKinnon Corp.	15,150	288,002
Hurco Cos, Inc.	15,190	468,460
Manitex International, Inc.*	41,630	266,432
Tennant Co.	1,666	95,495
Twin Disc, Inc.	16,840	235,592

		1,709,176

Media — 0.1%
Gannett Co., Inc.	9,737	127,652
Scholastic Corp.	1,251	54,056

		181,708

Metal Fabricate/Hardware — 0.7%
Advanced Drainage Systems, Inc.	7,746	220,064
CIRCOR International, Inc.	2,058	93,104
Dynamic Materials Corp.	45,475	515,232
Haynes International, Inc.	89	3,402
Mueller Industries, Inc.	2,467	78,475
NN, Inc.	18,560	449,338
TimkenSteel Corp.	5,887	105,201

		1,464,816

Mining — 0.4%
Alcoa, Inc.	—^	3
A-Mark Precious Metals, Inc.	26,581	279,100
Century Aluminum Co.*	10,485	58,716
Kaiser Aluminum Corp.	1,268	105,979
Materion Corp.	933	28,886
Stillwater Mining Co.*	12,813	122,364
United States Lime & Minerals, Inc.	5,185	255,309

		850,357

	Number
	of Shares	Value

Miscellaneous Manufacturing — 1.3%
Actuant Corp., Class A	7,774	$166,675
AZZ, Inc.	1,154	58,392
Barnes Group, Inc.	3,127	120,796
CLARCOR, Inc.	6,307	355,526
EnPro Industries, Inc.	2,026	96,113
Fabrinet (Cayman Islands)*	3,054	60,714
Federal Signal Corp.	2,265	32,050
Harsco Corp.	11,836	136,824
John Bean Technologies Corp.	2,493	82,568
Lydall, Inc.*	14,616	396,971
Proto Labs, Inc.*	5,610	408,576
Smith & Wesson Holding Corp.*	36,618	662,053
Sturm Ruger & Co., Inc.	1,620	101,882

		2,679,140

Office Furnishings — 0.6%
Interface, Inc.	23,639	573,009
Kimball International, Inc., Class B.	23,006	251,456
Knoll, Inc.	18,457	441,491

		1,265,956

Oil & Gas — 1.6%
Callon Petroleum Co.*	27,808	254,999
Diamondback Energy, Inc.*	6,180	422,032
Evolution Petroleum Corp.	76,221	447,417
Gran Tierra Energy, Inc.*	116,010	288,865
Murphy USA, Inc.*	11,740	600,031
Northern Oil and Gas, Inc.*	15,824	95,419
PDC Energy, Inc.*	10,329	580,283
QEP Resources, Inc.	16,140	226,606
RSP Permian, Inc.*	14,126	338,176
Synergy Resources Corp.*	6,624	71,142
Unit Corp.*	9,868	149,994

		3,474,964

Oil & Gas Services — 1.2%
Dawson Geophysical Co.*	55,961	259,099
Flotek Industries, Inc.*	31,011	606,575
Independence Contract Drilling, Inc.*	29,267	202,820
Matrix Service Co.*	3,158	63,160
Mitcham Industries, Inc.*	27,894	120,223
Natural Gas Services Group, Inc.*	27,630	599,295
Newpark Resources, Inc.*	15,095	110,646
PHI, Inc., Non Voting Shares*	8,644	219,212
Profire Energy, Inc.*	173,230	188,821
SEACOR Holdings, Inc.*	1,242	80,121
Tesco Corp. (Canada)	2,751	23,356

The accompanying notes are an integral part of the financial statements.

12

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2015

	Number
	of Shares	Value

Oil & Gas Services — (Continued)
TETRA Technologies, Inc.*	18,525	$142,457

		2,615,785

Packaging & Containers — 0.2%
AEP Industries, Inc.*	9,130	497,128

Pharmaceuticals — 4.2%
Akorn, Inc.*	3,082	122,633
Anika Therapeutics, Inc.*	1,068	37,818
BioDelivery Sciences International, Inc.*	61,123	412,580
Cempra, Inc.*	7,097	244,137
Chiasma, Inc.*	17,900	464,684
Depomed, Inc.*	17,130	461,311
DexCom, Inc.*	6,932	652,578
Diplomat Pharmacy, Inc.*	9,030	356,595
Foamix Pharmaceuticals Ltd. (Israel)*	45,244	459,679
Global Blood Therapeutics, Inc.*	10,147	502,175
Heron Therapeutics, Inc.*	7,796	299,834
Impax Laboratories, Inc.*	3,480	142,541
Imprimis Pharmaceuticals, Inc.*	36,105	281,258
Intra-Cellular Therapies, Inc.*	6,805	182,306
Lannett Co., Inc.*	748	35,867
Mirati Therapeutics, Inc.*	12,405	320,297
Nektar Therapeutics*	7,708	85,173
Neogen Corp.*	1,733	89,492
Nevro Corp.*	4,457	200,699
OPKO Health, Inc.*	4,103	44,394
Owens & Minor, Inc.	12,300	418,077
PharMerica Corp.*	2,116	69,236
PRA Health Sciences, Inc.*	5,437	204,594
Prestige Brands Holdings, Inc.*	4,121	191,709
Raptor Pharmaceutical Corp.*	14,992	181,853
Sorrento Therapeutics, Inc.*	12,457	157,955
Supernus Pharmaceuticals, Inc.*	24,008	435,745
Synergy Pharmaceuticals, Inc.*	48,449	339,143
Tetraphase Pharmaceuticals, Inc.*	14,116	612,776
uniQure NV (Netherlands)*	17,165	459,850
Xencor, Inc.*	16,633	278,935
Zynerba Pharmaceuticals, Inc.*	5,911	166,158

		8,912,082

Real Estate — 0.7%
Farmland Partners, Inc.	26,965	285,020
Forestar Group, Inc.*	8,338	107,810
HFF, Inc., Class A	12,953	470,582
Marcus & Millichap, Inc.*	16,743	710,908

		1,574,320

	Number
	of Shares	Value

REITS — 1.3%
Acadia Realty Trust	3,764	$111,226
Agree Realty Corp.	1,641	46,686
American Assets Trust, Inc.	1,089	41,948
CareTrust REIT, Inc.	4,280	47,979
Cedar Realty Trust, Inc.	15,667	98,075
Chesapeake Lodging Trust	3,271	94,565
CoreSite Realty Corp.	1,355	65,975
DiamondRock Hospitality Co.	17,242	202,766
EastGroup Properties, Inc.	2,185	117,990
GEO Group, Inc. (The)	20,220	607,207
Getty Realty Corp.	5,876	92,606
Healthcare Realty Trust, Inc.	7,137	163,437
Inland Real Estate Corp.	9,846	82,805
Lexington Realty Trust	25,135	202,839
LTC Properties, Inc.	3,774	153,941
Omega Healthcare Investors, Inc.	—^	7
Post Properties, Inc.	2,005	110,997
PS Business Parks, Inc.	760	55,450
Retail Opportunity Investments Corp.	3,666	58,399
Sabra Health Care REIT, Inc.	6,477	155,254
Sovran Self Storage, Inc.	1,313	117,815
Universal Health Realty Income Trust	3,063	140,898
Urstadt Biddle Properties, Inc., Class A	3,944	70,716

		2,839,581

Retail — 7.1%
Ascena Retail Group, Inc.*	27,712	334,484
Barnes & Noble Education, Inc.*	—^	3
Barnes & Noble, Inc.	2,744	42,834
Big 5 Sporting Goods Corp.	50,480	580,520
Biglari Holdings, Inc.*	1,876	700,236
BJ’s Restaurants, Inc.*	637	27,385
Boot Barn Holdings, Inc.*	20,500	447,720
Buckle, Inc. (The)	1,533	64,693
Buffalo Wild Wings, Inc.*	3,318	629,358
Build-A-Bear Workshop, Inc.*	24,110	472,556
Burlington Stores, Inc.*	4,474	237,525
Caleres, Inc.	2,536	84,449
Carrols Restaurant Group, Inc.*	45,685	577,915
Casey’s General Stores, Inc.	1,888	199,864
Children’s Place, Inc. (The)	5,848	350,412
Christopher & Banks Corp.*	84,460	147,805
Chuy’s Holdings, Inc.*	18,166	556,606
Cracker Barrel Old Country Store, Inc.	1,050	151,389
Del Taco Restaurants, Inc.*	16,213	205,743

The accompanying notes are an integral part of the financial statements.

13

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2015

	Number
	of Shares	Value

Retail — (Continued)
DineEquity, Inc.	907	$86,618
Express, Inc.*	5,095	103,938
Ezcorp, Inc., Class A*	7,436	46,996
Finish Line, Inc. (The), Class A	2,711	71,489
First Cash Financial Services, Inc.*	1,291	53,280
Five Below, Inc.*	5,646	218,331
Fogo De Chao, Inc.*	34,871	670,221
Genesco, Inc.*	976	58,453
Good Times Restaurants, Inc.*	39,175	270,308
Gordmans Stores, Inc.*	141,510	534,908
Group 1 Automotive, Inc.	894	78,136
Jack in the Box, Inc.	6,903	539,677
Kirkland’s, Inc.	33,822	754,907
Kona Grill, Inc.*	24,703	453,794
Lithia Motors, Inc., Class A	1,495	159,367
Lumber Liquidators Holdings, Inc.*	4,086	61,739
MarineMax, Inc.*	27,024	440,491
Men’s Wearhouse, Inc. (The)	3,502	197,688
Movado Group, Inc.	2,997	84,845
New York & Co., Inc.*	84,240	221,551
Outerwall, Inc.	7,472	460,275
Papa John’s International, Inc.	1,415	95,159
PC Connection, Inc.	22,610	476,393
PCM, Inc.*	43,310	423,572
Pep Boys-Manny Moe & Jack (The)*	8,204	99,268
Rave Restaurant Group, Inc.*	24,271	229,846
Red Robin Gourmet Burgers, Inc.*	711	56,020
Regis Corp.*	2,708	29,355
Restoration Hardware Holdings, Inc.*	4,226	390,820
Ruby Tuesday, Inc.*	63,563	418,245
Ruth’s Hospitality Group, Inc.	3,265	52,501
Sonic Automotive, Inc., Class A	2,467	53,065
Sonic Corp.	2,998	80,946
Stage Stores, Inc.	16,500	177,210
Texas Roadhouse, Inc.	2,804	100,916
TravelCenters of America, LLC*	17,349	204,545
Vitamin Shoppe, Inc.*	1,989	71,206
Wingstop, Inc.*	12,018	328,812
Xcel Brands, Inc.*	21,301	181,698
Zoe’s Kitchen, Inc.*	8,620	297,735

		15,145,821

Savings & Loans — 0.5%
Astoria Financial Corp.	5,686	91,943
Banc of California, Inc.	46,770	579,480

	Number
	of Shares	Value

Savings & Loans — (Continued)
Brookline Bancorp, Inc.	9,875	$104,181
Dime Community Bancshares, Inc.	8,292	141,213
Northwest Bancshares, Inc.	4,708	60,451
Provident Financial Services, Inc.	1,738	32,918
Sterling BanCorp.	6,871	96,400

		1,106,586

Semiconductors — 3.4%
Ambarella, Inc. (Cayman Islands)*	2,156	206,178
Amtech Systems, Inc.*	51,830	282,992
AXT, Inc.*	121,190	265,406
Cabot Microelectronics Corp.*	1,204	52,230
Cavium, Inc.*	6,691	455,122
CEVA, Inc.*	12,083	232,598
Cirrus Logic, Inc.*	3,525	106,314
Cohu, Inc.	43,000	417,100
Diodes, Inc.*	4,886	96,205
Exar Corp.*	9,657	56,976
GigOptix, Inc.*	196,340	327,888
Inphi Corp.*	4,581	108,753
Integrated Silicon Solution, Inc.	28,520	626,584
IPG Photonics Corp.*	2,401	202,692
M/A-COM Technology Solutions Holdings, Inc.*	13,099	386,551
Microsemi Corp.*	4,990	158,482
Monolithic Power Systems, Inc.	10,030	482,343
Nanometrics, Inc.*	2,355	32,711
Nova Measuring Instruments Ltd. (Israel)*	20,263	221,475
Power Integrations, Inc.	3,164	124,187
Qorvo, Inc.*	—^	23
Rovi Corp.*	18,278	202,337
Rubicon Technology, Inc.*	64,110	89,754
Rudolph Technologies, Inc.*	61,491	784,625
Sigma Designs, Inc.*	24,343	239,779
Silicon Motion Technology Corp., ADR (Cayman Islands)	12,646	319,944
Tessera Technologies, Inc.	2,426	79,427
Ultra Clean Holdings, Inc.*	83,190	564,860
Ultratech, Inc.*	2,385	41,022
Veeco Instruments, Inc.*	4,146	95,648

		7,260,206

Software — 6.1%
2U, Inc.*	15,795	552,351
American Software, Inc., Class A	27,472	251,644
Benefitfocus, Inc.*	11,749	430,953
Blackbaud, Inc.	2,160	123,422

The accompanying notes are an integral part of the financial statements.

14

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2015

	Number
	of Shares	Value

Software — (Continued)
Bottomline Technologies, Inc.*	3,324	$88,884
BroadSoft, Inc.*	11,750	370,830
Callidus Software, Inc.*	104,901	1,654,289
Computer Programs & Systems, Inc.	901	41,464
CSG Systems International, Inc.	38,360	1,185,708
Cvent, Inc.*	15,326	483,382
Dealertrack Technologies, Inc.*	2,223	139,515
Ebix, Inc.	2,006	56,950
Evolent Health, Inc., Class A*	23,903	406,351
Hortonworks, Inc.*	8,064	191,601
InnerWorkings, Inc.*	70,590	512,483
Interactive Intelligence Group, Inc.*	19	665
MAM Software Group, Inc.*	38,359	229,003
MedAssets, Inc.*	4,258	89,929
Medidata Solutions, Inc.*	3,734	179,307
MicroStrategy, Inc., Class A*	2,630	522,581
Model N, Inc.*	23,490	241,947
Omnicell, Inc.*	2,250	76,455
Paycom Software, Inc.*	31,541	1,215,590
Progress Software Corp.*	4,675	126,646
Proofpoint, Inc.*	14,598	822,451
QAD, Inc., Class A	22,678	570,805
Qlik Technologies, Inc.*	13,287	503,046
Radware Ltd. (Israel)*	19,102	355,488
Simulations Plus, Inc.	52,779	356,258
SYNNEX Corp.	1,652	130,822
Take-Two Interactive Software, Inc.*	3,989	116,200
Tyler Technologies, Inc.*	3,231	446,007
Verint Systems, Inc.*	7,189	383,389
Xactly Corp.*	21,565	146,858

		13,003,274

Telecommunications — 2.8%
Anixter International, Inc.*	2,639	167,999
Atlantic Tele-Network, Inc.	9,119	651,553
CalAmp Corp.*	1,804	29,982
Ciena Corp.*	17,712	396,040
Comtech Telecommunications Corp.	2,710	72,303
Consolidated Communications Holdings, Inc.	2,873	56,052
General Communication, Inc., Class A*	4,528	76,297
Gigamon, Inc.*	22,828	520,022
GTT Communications, Inc.*	35,983	791,266
Infinera Corp.*	21,648	472,359
Inteliquent, Inc.	15,025	275,258

	Number
	of Shares	Value

Telecommunications — (Continued)
Ixia*	6,177	$95,558
LogMeIn, Inc.*	1,382	86,154
NETGEAR, Inc.*	2,001	60,790
NeuStar, Inc., Class A*	25,370	709,092
ORBCOMM, Inc.*	46,298	281,955
Sonus Networks, Inc.*	36,379	256,108
Telephone & Data Systems, Inc.	26,953	766,543
ViaSat, Inc.*	2,757	162,029

		5,927,360

Textiles — 0.8%
Dixie Group, Inc. (The)*	29,022	289,930
G&K Services, Inc., Class A	1,071	72,410
UniFirst Corp.	12,607	1,366,725

		1,729,065

Transportation — 2.0%
Air Transport Services Group, Inc.*	33,804	307,278
Atlas Air Worldwide Holdings, Inc.*	1,379	56,966
CAI International, Inc.*	13,160	173,186
Celadon Group, Inc.	2,623	50,073
Echo Global Logistics, Inc.*	6,841	159,122
Forward Air Corp.	6,251	281,420
Gener8 Maritime, Inc. (Marshall Islands)*	28,473	370,149
Heartland Express, Inc.	3,048	61,692
Hub Group, Inc., Class A*	3,609	136,023
Knight Transportation, Inc.	2,061	56,059
Marten Transport Ltd.	29,441	544,953
Matson, Inc.	2,740	103,243
Old Dominion Freight Line, Inc.*	7,764	516,228
PAM Transportation Services, Inc.*	14,850	573,656
Radiant Logistics, Inc.*	34,718	209,002
Saia, Inc.*	1,823	68,454
Swift Transportation Co.*	18,346	357,564
UTi Worldwide, Inc. (British Virgin Islands)*	5,906	42,051
Werner Enterprises, Inc.	10,587	280,450

		4,347,569

The accompanying notes are an integral part of the financial statements.

15

ALTAIR SMALLER COMPANIES FUND

Portfolio of Investments (Concluded)

August 31, 2015

	Number
	of Shares	Value

Water — 0.3%
American States Water Co.	2,811	$106,115
PICO Holdings, Inc.*	46,138	597,487

		703,602

TOTAL COMMON STOCKS (Cost $195,622,999)		206,250,851

TOTAL INVESTMENTS - 96.9% (Cost $195,622,999)		206,250,851

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.1%		6,683,492

NET ASSETS - 100.0%		$212,934,343

*	Non-income producing security.
^	Amount is less than 0.5 Shares

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

16

ALTAIR SMALLER COMPANIES FUND

Statement of Assets and Liabilities

August 31, 2015

ASSETS
Investments, at value (Cost $195,622,999)	$206,250,851
Cash	7,649,709
Receivables for:
Investments sold	6,627,578
Capital shares sold	442,948
Dividends	77,627
Prepaid expenses	4,501

Total assets	221,053,214

LIABILITIES
Payables for:
Investments purchased	7,770,345
Investment sub-advisory fees	149,787
Administration and accounting services fees	81,346
Capital shares redeemed	46,000
Transfer agent fees	8,797
Custodian fees	4,781
Other accrued expenses and liabilities	57,815

Total liabilities	8,118,871

Net Assets	$212,934,343

NET ASSETS CONSISTS OF
Par value	$20,110
Paid-in capital	205,376,401
Accumulated net investment loss	(606,391)
Accumulated net realized loss from investments	(2,483,671)
Net unrealized appreciation on investments and foreign currency	10,627,894

Net Assets	$212,934,343

CAPITAL SHARES:
Net Assets	$212,934,343

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	20,110,050

Net asset value, offering and redemption price per share	$10.59

The accompanying notes are an integral part of the financial statements.

17

ALTAIR SMALLER COMPANIES FUND

Statement of Operations

For The Period Ended August 31, 2015(1)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $ 3,793)	$1,198,953

Total investment income.	1,198,953

EXPENSES
Sub-Advisory fees (Note 2)	1,322,557
Administration and accounting services fees (Note 2)	192,282
Custodian fees (Note 2)	143,292
Transfer agent fees (Note 2)	45,486
Legal fees	43,500
Registration and filing fees	40,160
Audit fees	18,945
Printing and shareholder reporting fees	13,000
Directors’ and officers’ fees	9,067
Other expenses	43,768

Total expenses	1,872,057

Net investment loss	(673,104)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized loss from:
Investments	(2,483,676)
Net change in unrealized appreciation/(depreciation) on:
Investments	10,627,852
Foreign currency translation	42

Net realized and unrealized gain on investments	8,144,218

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,471,114

(1)	The Fund commenced operations on October 21, 2014.

The accompanying notes are an integral part of the financial statements.

18

ALTAIR SMALLER COMPANIES FUND

Statement of Changes in Net Assets

For the
Period Ended
August 31, 2015(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(673,104)
Net realized loss from investments	(2,483,676)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	10,627,894

Net increase in net assets resulting from operations	7,471,114

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	213,199,410
Shares redeemed	(7,736,181)

Net increase in net assets from capital share transactions	205,463,229

Total increase in net assets	212,934,343

NET ASSETS
Beginning of period	—

End of period	$212,934,343

Accumulated net investment loss, end of period	$(606,391)

SHARE TRANSACTIONS:
Shares sold	20,816,801
Shares redeemed	(706,751)

Net increase in shares	20,110,050

(1)	The Fund commenced operations on October 21, 2014.

The accompanying notes are an integral part of the financial statements.

19

ALTAIR SMALLER COMPANIES FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the representative period. This information has been derived from information provided in the financial statements.

	For the Period
	October 21, 2014(1)
	to August 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss(2)	(0.04)
Net realized and unrealized gain from investments	0.63

Net increase in net assets resulting from operations	0.59

Net asset value, end of period	$10.59

Total investment return(3)	5.90	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$212,934
Ratio of expenses to average net assets	1.15	%(5)
Ratio of net investment loss to average net assets	(0.41	)%(5)
Portfolio turnover rate	95	%(4)

(1)	Commencement of operations.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of the financial statements.

20

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements

August 31, 2015

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-one active investment portfolios, including the Altair Smaller Companies Fund (the “Fund”), which commenced operations on October 21, 2014.

RBB has authorized capital of one hundred billion shares of common stock of which 82.373 billion shares are currently classified into one hundred and fifty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Portfolio Valuation– The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements – The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Continued)

August 31, 2015

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Fund’s investments carried at fair value:

Level 2
			Other	Level 3
		Level 1	Significant	Significant
	Total Value	Quoted	Observable	Unobservable
	at August 31, 2015	Price	Inputs	Inputs
Investments in Securities*	$206,250,851	$206,250,851	$—	$—

* Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended August 31, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s policy is to allocate investment income, expenses and unrealized and realized gains and losses among classes on a daily basis, when applicable. Expenses incurred on behalf of a specific class, fund or fund

22

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Continued)

August 31, 2015

family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains (including net short-term capital gains), if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Altair Advisers LLC (“Altair” or the “Adviser”) serves as the Fund’s investment adviser. Aperio Group, LLC, Driehaus Capital Management LLC, Granite Investment Partners, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital LLC and River Road Asset Management, LLC each serves as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Company’s Board of Directors (the “Board”). The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. For their services, each Sub-Adviser is entitled to receive a fee based upon a percentage of the Fund’s average daily net assets, which will be paid by the Fund and not by the Adviser. However, in no event will the total sub-advisory fees exceed the annual rate of 1.00% of the Fund’s average daily net assets. For the period ended August 31, 2015, collectively, the Sub-Advisers earned fees of $1,322,557 or an annualized rate of 0.81%.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets.

23

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Continued)

August 31, 2015

The Adviser has contractually agreed to reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.35% of the average daily net assets of the Fund. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.35%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes. This contractual limitation is in effect until at least October 20, 2015 and may not be terminated without approval by the Company’s Board of Directors. If at any time during the first three years the investment advisory agreement is in effect, the Fund’s total annual Fund operating expenses for that year are less than 1.35%, the Adviser may recoup any waived or reimbursed amounts from the Fund if such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. For the period ended August 31, 2015, the Adviser earned no fees and did not waive or reimburse any fees.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Fund during the period ended August 31, 2015 was $8,736. Certain employees of BNY Mellon serve as an Officer of the Company. They are not compensated by the Fund or the Company.

4. Investment in Securities

For the period ended August 31, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$354,012,907	$155,893,887

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination,

24

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Continued)

August 31, 2015

including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$196,517,442

Gross unrealized appreciation	$22,241,169
Gross unrealized depreciation	(12,507,760)

Net unrealized appreciation	$9,733,409

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2015, primarily attributable to disallowed expenses and current year write-off of net operating loss, were reclassified among the following accounts:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income	Gain/(Loss)	Capital
$66,713	$5	$(66,718)

As of August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Net Unrealized	Qualified Late-Year
Ordinary Income	Long-Term Gains	Appreciation	Losses
$ —	$1,998	$9,733,451	$(2,197,617)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for federal income tax purposes.

There were no dividends or distributions paid during the period ended August 31, 2015.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2015.

25

ALTAIR SMALLER COMPANIES FUND

Notes to Financial Statements (Concluded)

August 31, 2015

For the fiscal year ended August 31, 2015, the Fund deferred to September 1, 2015, the following losses:

Late-Year	Short-Term	Long-Term
Ordinary	Capital	Capital
Loss Deferral	Loss Deferral	Loss Deferral
$606,391	$1,591,226	$—

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2015, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund though the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

26

ALTAIR SMALLER COMPANIES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Altair Smaller Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Altair Smaller Companies Fund, a separately managed portfolio of The RBB Fund, Inc. (the “Fund”) at August 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the period October 21, 2014 (commencement of operations) through August 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2015

27

ALTAIR SMALLER COMPANIES FUND

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2015. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. During the fiscal period ended August 31, 2015, the Fund did not pay ordinary income dividends nor long-term capital gain dividends to its shareholders.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

28

ALTAIR SMALLER COMPANIES FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

29

ALTAIR SMALLER COMPANIES FUND

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6482.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	21	AMDOCS Limited (service provider to telecommu- nications companies).

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since March 2004, Director of Cornerstone Bank.	21	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	21	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Since 1997, Consultant, financial services organizations.	21

Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

30

ALTAIR SMALLER COMPANIES FUND

Company Management (Continued)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	From July 2010 to March 2015, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	21	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC.	21	Independent Trustee of EIP Investment Trust (registered investment company).

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group.	21	Reich and Tang Group (asset management).

INTERESTED DIRECTOR [2]

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	21	None

31

ALTAIR SMALLER COMPANIES FUND

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Christina Morse 301 Bellevue Parkway Wilmington, DE 19809 DOB: 12/64	Secretary	2015 to present	Since August 2014, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); from August 2013 to July 2014, Counsel, Lord, Abbett & Co. LLC; from May 2009 to July 2013, Vice President, BNY Mellon Investment Servicing (US) Inc.	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-one portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the Investment Company Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

32

ALTAIR SMALLER COMPANIES FUND

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE ALTAIR SMALLER COMPANIES FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information may include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Altair Smaller Companies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Altair Smaller Companies Fund Share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

33

ALTAIR SMALLER COMPANIES FUND

Privacy Notice

(Unaudited)

What we do
How does the Altair Smaller Companies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Altair Smaller Companies Fund collect my personal information?

We collect your personal information, for example, when you

•  open an account

•  provide account information

•  give us your contact information

•  make a wire transfer

•  tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes — information about your credit worthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Altair Advisers LLC, the investment adviser to the Altair Smaller Companies Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Altair Smaller Companies Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• Altair Smaller Companies Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

34

Investment Adviser

Altair Advisers LLC

303 West Madison Street

Chicago, IL 60606

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street, Suite 1800

Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103

ALT-AR15

BOGLE INVESTMENT MANAGEMENT

SMALL CAP

GROWTH FUND

of THE RBB FUND, INC.

ANNUAL REPORT

AUGUST 31, 2015

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

ANNUAL INVESTMENT ADVISER’S REPORT

(UNAUDITED)

Fellow Shareholder:

For the fiscal year ended August 31, 2015, the Bogle Investment Management Small Cap Growth Fund (the “Fund”) Investor Class of shares returned -9.09% and the Institutional Class of shares returned -8.99%, both net of fees, underperforming the unmanaged Russell 2000® Index of small cap stocks (the “Benchmark”), which returned +0.03%. The Fund’s periodic returns and returns since inception are shown in the charts on pages five and six (returns are calculated as the growth of the dollar value of a minimum investment made at the inception of the Fund, compared to the same investment in the Benchmark). The balance of this letter covers the market environment, performance attribution, Fund characteristics, and a Bogle Investment Management, L.P. business update.

Market Environment. U.S. equity markets delivered flat performance for the fiscal year ended August 31, 2015, though the lack of any material total return belies the approximate 20% trading range the Benchmark experienced during the fiscal year. Market volatility, as measured by the VIX level of implied, expected volatility, which had been quite low in the past few years, spiked at both the beginning of the fiscal year (amid concerns over global economic weakness and the rapid decline of oil prices that fell over -50% from the beginning of the period, on September 1, 2014, through late January) and at the end of the fiscal year (with escalating concern about slowing economic growth in China). U.S. small cap equities dropped in September 2014 and the first half of October with the Benchmark losing more than -10%. The Benchmark then rebounded strongly, rising more than +11% in the second half of October. Small cap equity stocks then moved up fairly steadily; from November 1, 2014 through late-June 2015, the Benchmark added over +11%. However, that gain was short lived as small cap stocks declined from late-June through August 2015 to finish the fiscal year approximately flat. Concerns regarding the global impact of China’s problems, declining commodity prices, and uncertainty regarding the timing of Federal Reserve tightening dominated the headlines during the final months of the fiscal year.

For much of the fiscal year, investors tended to favor more expensive growth stocks as the Russell 2000® Growth Index outperformed the Russell 2000® Value Index (up +5.11% versus -4.95%); and by market-cap weighted indices generally outperforming equal weighted indices, with the Russell 2000® Index (market-cap weighted) advancing +0.03%, compared with the Russell 2000® Equal Weighted Index returning -3.06%. Size was not a material factor differentiating stock returns as both the Russell 1000® Index of large cap stocks and the Russell 2000® Index of small cap stocks were flat over the period. Volatility of the Fund and the Benchmark, as measured by the variability (standard deviation) of their returns, were below long-term averages.

Performance Attribution. Our management of the Fund during fiscal year 2015 was very disappointing. The Fund’s Investor Class of shares underperformed the Benchmark by -9.12%, net of all fees, and the Institutional Class of shares underperformed by -9.02%, net of all fees. The most basic evaluation we perform on our investment returns versus our Benchmark is to look at how much of the difference is attributed to our overall market exposure, any economic sector exposures we have that are different from the Benchmark, and the exposures that we have to individual stocks that are different from the Benchmark, which we refer to as “stock selection.” Because we hold very little cash and do not tend to have large active sector bets, the significant majority of our performance is typically attributed to stock selection, and this was the case in fiscal year 2015 (though sector exposures also had a negative impact). Most of the Fund’s underperformance can be attributed to the first four months of the fiscal year, amid the collapse in oil prices, from September 1 to December 31, when the Fund returned -5.86%, compared to the Benchmark return of +3.09%. Individual stocks in several sectors (including energy minerals and industrial services), that were affected by the price of oil, experienced such steep declines that even small sector differences resulted in unusually negative relative performance. Over the next four months from January 1 to April 30, the Fund rebounded and outperformed the Benchmark by over +3% as markets stabilized. However, the Fund gave back those gains from May 1 to the end of the fiscal year on August 31. The economic sectors of the stocks that detracted the most from relative performance

1

were industrial services and energy minerals. Specific stocks with large negative contributions were Comstock Resources, Inc. (CRK), Pioneer Energy Services Corp. (PES), and Helix Energy Solutions Group, Inc. (HLX). Sectors with positive contributions included consumer non-durables, notably Skechers USA, Inc. (SKX), and health technology stocks, Anacor Pharmaceuticals, Inc. (ANAC) and ICON PLC (ICLR).

While stock and sector selection are standard classifications for performance attribution, it is also important to evaluate the various components of our investment process that led to these results. Our investment process continues to be driven by a proprietary stock selection model that has been created and enhanced over our sixteen years in business by our team of five investment professionals, each with not less than a dozen years of quantitative investment experience. Our investment process combines insights derived from longer-term fundamental financial data with those exploiting non-fundamental, often shorter-term data. This combination can be thought of, conceptually, as the exploitation of investment opportunities created, primarily, by stocks with attractive fundamental financial characteristics that are, for any of myriad reasons, not fully appreciated by the market, and secondarily, by opportunistically modifying our exposure to these securities when market data indicate that there is a statistical probability that their current prices will either revert toward, or start to diverge from, their short-term equilibrium price levels. Stocks that our model finds attractive will typically have some or many of the following characteristics when compared to their closest peers: more attractive free cash flow, less leverage, more transparent accounting, organic improvement in their businesses, less expensive share prices, improving earnings outlooks, and less controversy. Our non-fundamental models consider recent share price volatility and direction, trading volume, and other market data to determine whether or not a stock is likely to diverge from or regress toward its shorter-term fundamental level. Our fundamental models tend to work best when markets are focused more on discriminating between similar stocks than on broader macroeconomic themes that tend to result in investors moving into or out of groups or portfolios of stocks in unison. During these latter environments, we expect our non-fundamental signals to add value by finding both a greater number of opportunities from, and greater likelihood of success with, mispricings caused by structurally driven trading. Given the volatile market environment during the fiscal year, and consistent with model tendencies, our fundamental models detracted the most from our performance. Within this category of our models, the Fund’s exposure to stocks that had attractively priced multiples on assets and cash flows, and stocks that we consider high financial quality (conservative accounting, lower or declining leverage, improving free cash flow, etc.) were the largest detractors to performance, as investors were demonstrating a strong preference for stocks that were relatively more expensive and those that exhibited what our models deemed to be poor financial quality.

Although our underperformance this year is frustrating, our extensive experience managing assets has given us the conviction that market conditions unfavorable to our investment approach are temporary and tend to self-correct, providing good opportunities to earn compelling returns when they do. We have seen before, and surely will see again, individual models or our entire investment process going through periods of significant underperformance. While many investors might have a tendency to think that “the world has changed” and consider changing their approach in an attempt to adapt to what the markets have been rewarding, we have probably a greater tendency than most to be patient with these episodes. We are quite slow and deliberate to make changes to what we are doing, believing that the more painful the underperformance, the more likely it is to be driven by temporarily manic market behavior that will ultimately abate, providing uncommonly good opportunities as a reward for that patience. This conviction comes not from tests; it comes from experiencing it with your and our own real world investments. We are confident that our approach will be rewarded over the long term. That said, we are careful to not allow ourselves to become dogmatic in our beliefs; we continue to evaluate every aspect of our performance every day. We are not only open to evolutionary changes to our approach, we continually and actively seek new insights that we hope will add value for our shareholders.

Fund Characteristics. As of the end of the fiscal year ended August 31, 2015, the Fund held 217 stocks, with the largest position representing 1.40% of net assets. As shown in the table on the next page, the Fund looks similar to its investable universe across a variety of fundamental risk characteristics. As of August 31, 2015, the Fund’s median market capitalization was smaller than its investable universe. The Fund’s median price-to-sales ratio was also below its investable universe, reflecting the influence of our relative valuation model.

The Fund’s annualized active volatility (the variability of the difference between Fund and Benchmark performance, also called “tracking error”) was 5.9% in the fiscal year ended August 31, 2015, below the Fund’s long-term

2

average of 6.8%. The Fund’s beta with the Benchmark, at approximately 1.07, was slightly higher than its long-term average.

Self-Assessment. Each year we take a hard, objective look at how well we have performed for you, both in investment results and the quality of service the Fund’s operations team provides. We deserve a failing grade for our fiscal 2015 investment performance as we underperformed the Benchmark by a considerable margin. While we have pointed to the factors that led to these poor results, at the end of the day we are one hundred percent responsible for building those factors into our investment process. Despite the recent negative performance, our long-term performance is strong. As of the end of this fiscal year, the Fund has beaten the Benchmark by approximately two and a half percentage points per year for the past three- and five-year periods, and by over three percentage points per year since the inception of the Fund almost sixteen years ago. This long-term performance has resulted in a cumulative net return of 441% for the Fund’s Investor Class of shares, almost twice the 234% cumulative return to the Benchmark. Despite the poor performance this year, we remain confident that our approach will be rewarded over the long term.

FUNDAMENTAL CHARACTERISTICS AUGUST 31, 2015
Median	BOGLX*	Investable Universe
Median Market Cap ($mil.)	$1,476	$2,984
Price/Historical Earnings	20.7x	22.3x
Price/Forward Earnings	18.0x	19.1x
Price/Sales	1.2x	2.1x
* The Bogle Small Cap Growth Fund Investor Shares. Median characteristics refer to the Fund’s holdings, not the Fund itself.

RISK STATISTICS* FISCAL YEAR PERIOD
Measurement	BOGLX	Russell 2000® Index
Standard Deviation	18.3%	16.1%
Active Volatility	5.9%
Beta with Russell 2000® Index	1.07
* Risk statistics apply to the Fund and Benchmark. Standard deviation is a statistical measure of the range of performance. Active risk is the standard deviation of the difference between the Fund and Benchmark performance. Beta is a measure of a portfolio’s sensitivity to market movements.

While investment results are (and should be!) the focus of your investor experience with us, our shareholder and investor services are important as well. We continue to work with BNY Mellon Investment Servicing (US) Inc., giving them feedback that we have received from you as well as feedback from us directly based on our own experiences as fellow shareholders. We continue to encourage you to let us know how we can improve your shareholder experience.

Progress at Bogle Investment Management. At the end of August 2015, net assets in the Fund were $180.3 million. Our investment team remains unchanged; the same five analysts we have always had continue to work together coming up with new ideas for improving our investment process. We appreciate you staying the course with your investments during this recent period of difficult performance. We remain confident that our investment models will again rebound, hopefully strongly, and that you will be rewarded for your patience and long-term perspective.

3

More information about the Fund, including sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, www.boglefunds.com. NAVs are updated daily while other Fund information is updated quarterly. Fund information is also available on Morningstar.com and other internet-based financial data providers. We thank you for your ongoing support and, moreover, for the trust and confidence you have placed in us.

Respectfully,

Bogle Investment Management, L.P.

Management Office: 781-283-5000

Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence.

The Fund’s investment adviser, Bogle Investment Management, L.P. (the “Adviser”), has contractually agreed to waive management fees and reimburse expenses through December 31, 2015 to the extent that total annual Fund operating expenses (excluding certain expenses) exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. The Adviser, in its discretion, has the right to extend this waiver. The total expense ratios for the Institutional Class and Investor Class, as stated in the current prospectus dated December 31, 2014, are 1.32% and 1.42%, respectively.

The Russell 2000® Index is an index of stocks 1001 through 3000 in the Russell 3000® Index as ranked by total market capitalization. A direct investment in the index is not possible. The Russell® Indexes are a trademark of the Frank Russell Company (“FRC”). FRC is the owner of the copyrights relating to the Russell Indexes and is the source of the Performance Values for the Russell Indexes.

Investing in small companies can involve more volatility, less liquidity and less available information than investing in large companies.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

4

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTMENT IN BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND INSTITUTIONAL CLASS(1)(2) VS. RUSSELL 2000® INDEX (UNAUDITED)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2014, is 1.32% for the Institutional Class prior to fee waivers.

(1)	The chart and table assume a hypothetical $1,000,000 minimum initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Adviser waived a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3)	For the period October 1, 1999 (commencement of operations) through August 31, 2015.

5

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND INVESTOR CLASS(1)(2) VS. RUSSELL 2000® INDEX (UNAUDITED)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2014, is 1.42% for the Investor Class prior to fee waivers.

(1)	The chart and table assume a hypothetical $10,000 minimum initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Adviser waived a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3)	For the period October 1, 1999 (commencement of operations) through August 31, 2015.

6

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

FUND EXPENSE EXAMPLES

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2015 through August 31, 2015, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	INSTITUTIONAL CLASS
	BEGINNING ACCOUNT VALUE MARCH 1, 2015	ENDING ACCOUNT VALUE AUGUST 31, 2015	EXPENSES PAID DURING PERIOD*
Actual	$1,000.00	$921.10	$6.05
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

	INVESTOR CLASS
	BEGINNING ACCOUNT VALUE MARCH 1, 2015	ENDING ACCOUNT VALUE AUGUST 31, 2015	EXPENSES PAID DURING PERIOD*
Actual	$1,000.00	$920.50	$6.53
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for the Institutional Class and 1.35% for the Investor Class, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account values on the first line in each table are based on the actual six-month total investment return for each class of (7.89)% for the Institutional Class and (7.95)% for the Investor Class.

7

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PORTFOLIO HOLDINGS SUMMARY TABLE

AUGUST 31, 2015

(UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

SECURITY TYPE & SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE

COMMON STOCKS:
Finance	22.5%	$40,542,730
Health Technology	11.0	19,901,642
Technology Services	10.3	18,602,026
Electronic Technology	8.5	15,320,023
Producer Manufacturing	7.0	12,616,646
Consumer Services	5.4	9,777,428
Retail Trade	4.8	8,647,826
Consumer Durables	4.4	7,939,119
Energy Minerals	4.4	7,839,080
Process Industries	4.1	7,400,414
Industrial Services	3.5	6,314,490
Health Services	3.3	6,001,744
Commercial Services	2.5	4,453,581
Transportation	2.4	4,315,596
Consumer Non-Durables	2.2	3,987,065
Non-Energy Minerals	1.8	3,204,044
Utility	1.3	2,313,456
Distribution Services	0.1	195,267
Communications	0.1	157,937
SHORT-TERM INVESTMENT	1.2	2,138,369
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.8)	(1,401,444)

NET ASSETS	100.0%	$180,267,039

Portfolio holdings are subject to change at anytime.

The accompanying notes are an integral part of the financial statements.

8

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

AUGUST 31, 2015

	NUMBER OF SHARES	VALUE
COMMON STOCKS—99.6%
COMMERCIAL SERVICES—2.5%
Civeo Corp	173,084	$337,514
Constant Contact, Inc. *	9,320	230,763
Groupon, Inc. *	350,903	1,579,064
Hackett Group, Inc., (The)	1,707	24,052
Insperity, Inc.	18,329	813,624
ManpowerGroup, Inc.	14,953	1,299,416
RetailMeNot, Inc. *	13,446	121,014
Vectrus, Inc. *	1,937	48,134

		4,453,581

COMMUNICATIONS—0.1%
Inteliquent, Inc.	8,621	157,937

CONSUMER DURABLES—4.4%
Bassett Furniture Industries, Inc.	10,724	311,210
Cooper Tire & Rubber Co.	46,867	1,809,066
Fossil Group, Inc. *	24,894	1,532,973
Fuel Systems Solutions, Inc. *	45,839	313,997
Movado Group, Inc.	4,828	136,681
Nautilus, Inc. *	48,148	735,701
Take-Two Interactive Software, Inc. *	54,055	1,574,622
TiVo, Inc. *	167,568	1,524,869

		7,939,119

CONSUMER NON-DURABLES—2.2%
Alliance One International, Inc. *	2,382	54,977
John B. Sanfilippo & Son, Inc.	3,449	178,279
Phibro Animal Health Corp., Class A	3,017	106,500
Skechers U.S.A., Inc., Class A *	16,261	2,288,573
USANA Health Sciences, Inc. *	7,945	1,163,863
Vince Holding Corp. *	21,228	194,873

		3,987,065

CONSUMER SERVICES—5.4%
Ascent Capital Group, Inc., Class A *	9,624	270,242
Boyd Gaming Corp. *	91,804	1,478,044
CTC Media, Inc.	60,841	111,339
Denny’s Corp. *	51,940	583,286
Jack in the Box, Inc.	23,752	1,856,931
K12, Inc. *	45,691	604,035
McClatchy Co., (The), Class A *	41	52
MoneyGram International, Inc. *	54,653	477,667
Nutrisystem, Inc.	8,576	239,956
Penn National Gaming, Inc. *	80,534	1,462,497

	NUMBER OF SHARES	VALUE
CONSUMER SERVICES—(CONTINUED)
Phoenix New Media Ltd., ADR *	17,042	$81,631
ServiceMaster Global Holdings, Inc. *	37,713	1,326,743
Steiner Leisure Ltd. *	19,065	1,213,869
Wingstop, Inc. *	2,600	71,136

		9,777,428

DISTRIBUTION SERVICES—0.1%
SpartanNash Co.	5,709	161,565
Veritiv Corp. *	938	33,702

		195,267

ELECTRONIC TECHNOLOGY—8.5%
ADTRAN, Inc.	2,991	47,916
Advanced Energy Industries, Inc. *	28,403	689,341
Allied Motion Technologies, Inc.	877	16,681
Calix, Inc. *	400	3,204
Celestica, Inc. *	361	4,408
Checkpoint Systems, Inc.	2,406	19,440
ChipMOS TECHNOLOGIES Bermuda Ltd.	95,095	1,767,816
Cohu, Inc.	10,621	103,024
Eastman Kodak Co. *	800	11,264
Embraer SA, SP ADR	16,300	412,064
Flextronics International Ltd. *	1,100	11,561
FormFactor, Inc. *	217,530	1,446,575
Hollysys Automation Technologies Ltd.	7,274	127,659
Infinera Corp. *	71,374	1,557,381
Ixia *	40,371	624,539
Kulicke & Soffa Industries, Inc. *	54,837	579,079
Mellanox Technologies Ltd. *	842	34,050
NeoPhotonics Corp. *	73,181	529,830
NETGEAR, Inc. *	18,070	548,967
Polycom, Inc. *	125,018	1,345,194
Sigma Designs, Inc. *	61,817	608,897
Skyworks Solutions, Inc.	24,028	2,098,846
SunEdison Semiconductor Ltd. *	112,875	1,354,500
Teradyne, Inc.	76,374	1,377,787

		15,320,023

ENERGY MINERALS—4.4%
Baytex Energy Corp.	186,747	1,077,530
Contango Oil & Gas Co. *	88,687	825,676
Enerplus Corp.	275,517	1,746,778
Penn West Petroleum Ltd.	248,295	191,187
Stone Energy Corp. *	302,216	1,713,565

The accompanying notes are an integral part of the financial statements.

9

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

	NUMBER OF SHARES	VALUE
ENERGY MINERALS—(CONTINUED)
SunCoke Energy, Inc.	46,596	$534,922
WPX Energy, Inc. *	239,319	1,749,422

		7,839,080

FINANCE—22.5%
Aaron’s, Inc.	15,571	586,248
Ambac Financial Group, Inc. *	28,506	463,223
American National Insurance Co.	12,091	1,200,515
Assured Guaranty Ltd.	54,960	1,388,290
Bancolumbia SA, SP ADR	43,080	1,486,260
Cash America International, Inc.	70,068	1,933,877
Central Pacific Financial Corp.	75,487	1,565,600
Employers Holdings, Inc.	54,435	1,200,292
ePlus, Inc. *	12,591	953,391
First BanCorp Puerto Rico *	344,228	1,380,354
First Defiance Financial Corp.	7,829	295,075
First Horizon National Corp.	113,614	1,650,811
GAMCO Investors, Inc., Class A	12,371	723,704
Genworth Financial, Inc., Class A *	308,161	1,596,274
Heartland Financial USA, Inc.	22,436	815,997
Hilltop Holdings, Inc. *	72,780	1,502,907
Interactive Brokers Group, Inc., Class A	51,410	2,052,287
INTL. FCStone, Inc. *	52,429	1,387,271
Investment Technology Group, Inc.	99,292	1,630,375
Legg Mason, Inc.	26,165	1,159,894
LendingTree, Inc. *	20,540	2,176,213
MBIA, Inc. *	303,424	2,130,036
Navigators Group, Inc., (The) *	21,603	1,642,908
Nelnet, Inc., Class A	9,584	360,838
OM Asset Management PLC	12,935	213,686
Phoenix Cos, Inc. (The) *	7,725	125,531
Piper Jaffray Cos. *	38,108	1,595,201
Reinsurance Group of America, Inc.	24,449	2,221,925
Selective Insurance Group, Inc.	62,748	1,902,519
TAL International Group, Inc. *	96,188	1,763,126
United Insurance Holdings Corp.	4,267	56,068
United Rentals, Inc. *	19,300	1,338,069

	NUMBER OF SHARES	VALUE
FINANCE—(CONTINUED)
Universal Insurance Holdings, Inc.	1,785	$43,965

		40,542,730

HEALTH SERVICES—3.3%
Alliance HealthCare Services, Inc. *	10,861	155,530
Amedisys, Inc. *	15,736	608,039
INC Research Holdings, Inc., Class A *	32,533	1,334,178
LHC Group, Inc. *	4,231	183,202
Molina Healthcare, Inc. *	27,859	2,078,003
VCA , Inc. *	29,664	1,642,792

		6,001,744

HEALTH TECHNOLOGY—11.0%
Affymetrix, Inc. *	101,779	949,598
Akebia Therapeutics, Inc. *	9,851	68,563
Alere, Inc. *	17,440	906,357
Anacor Pharmaceuticals, Inc. *	17,249	2,249,442
Atrion Corp.	422	163,314
Avalanche Biotechnologies, Inc. *	32,973	344,898
Bio-Rad Laboratories, Inc., Class A *	10,405	1,449,729
BioSpecifics Technologies Corp. *	164	8,144
Concert Pharmaceuticals, Inc. *	9,863	153,666
Cytokinetics, Inc. *	4,130	28,580
Enzon Pharmaceuticals, Inc.	58,661	58,074
ICON PLC. *	32,807	2,526,139
ICU Medical, Inc. *	4,713	535,020
ImmunoGen, Inc. *	122,619	1,650,452
Infinity Pharmaceuticals, Inc. *	138,328	1,220,053
Lipocine, Inc. *	9,429	138,795
Masimo Corp. *	8,273	336,132
Merit Medical Systems, Inc. *	11,202	254,846
Momenta Pharmaceuticals, Inc. *	27,482	536,174
NewLink Genetics Corp. *	43,590	1,957,627
OraSure Technologies, Inc. *	97,658	527,353
Orthofix International N.V. *	15,711	588,848
Progenics Pharmaceuticals, Inc. *	102,785	753,414
Recro Pharma, Inc. *	24,567	329,689
Rigel Pharmaceuticals, Inc. *	50,149	150,447
RTI Surgical, Inc. *	2,997	19,121
SciClone Pharmaceuticals, Inc. *	39,715	312,160
Sucampo Pharmaceuticals, Inc., Class A *	62,184	1,670,262

The accompanying notes are an integral part of the financial statements.

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PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

	NUMBER OF SHARES	VALUE
HEALTH TECHNOLOGY—(CONTINUED)
Syneron Medical Ltd *	1,562	$14,745

		19,901,642

INDUSTRIAL SERVICES—3.5%
Comfort Systems USA, Inc.	6,538	181,233
Dycom Industries, Inc. *	19,816	1,408,719
Helix Energy Solutions Group, Inc. *	256,946	1,785,775
Nabors Industries Ltd.	144,741	1,670,311
Pacific Drilling SA *	59,900	119,800
Parker Drilling Co. *	164,220	553,421
Pioneer Energy Services Corp. *	179,828	595,231

		6,314,490

NON-ENERGY MINERALS—1.8%
Century Aluminum Co. *	274,425	1,536,780
Constellium N.V., Class A *	16,718	109,503
Dominion Diamond Corp.	75,669	895,921
Gerdau SA, SP ADR	230,931	341,778
Schnitzer Steel Industries, Inc., Class A	18,490	320,062

		3,204,044

PROCESS INDUSTRIES—4.1%
Argan, Inc.	16,975	664,571
Braskem SA, SP ADR	24,246	188,149
Cabot Corp.	45,341	1,535,700
Cambrex Corp. *	40,536	1,938,026
Cosan Ltd. Class A	397,590	1,483,011
Kraton Performance Polymers, Inc. *	28,330	598,046
Tronox Ltd., Class A	123,343	992,911

		7,400,414

PRODUCER MANUFACTURING—7.0%
Allison Transmission Holdings, Inc.	46,281	1,323,637
American Woodmark Corp. *	18,984	1,258,260
Blount International, Inc. *	20,607	141,982
Broadwind Energy, Inc. *	6,146	19,544
Chart Industries, Inc. *	68,494	1,750,707
Continental Building Products, Inc. *	40,495	809,495
Core Molding Technologies, Inc. *	5,093	111,282
Energy Focus, Inc. *	13,023	285,204
Global Brass & Copper Holdings, Inc.	19,598	384,905
Interface, Inc.	61,602	1,493,232
ITT Corp.	42,045	1,572,903
KMG Chemicals, Inc.	1,686	34,057
SPX Corp.	8,595	504,784
Tower International, Inc. *	49,908	1,220,251

	NUMBER OF SHARES	VALUE
PRODUCER MANUFACTURING—(CONTINUED)
Wabash National Corp. *	139,526	$1,706,403

		12,616,646

RETAIL TRADE—4.8%
AutoNation, Inc. *	20,100	1,202,784
Barnes & Noble, Inc.	42,496	663,363
Carter’s, Inc.	13,073	1,285,207
Cia Brasileira de Distribuicao, SP PRF ADR	58,161	1,001,532
Citi Trends, Inc.	53,968	1,425,295
Express, Inc. *	85,000	1,734,000
Ingles Markets, Inc., Class A	13,443	668,117
Pep Boys-Manny, Moe & Jack (The) *	17,950	217,195
Sears Hometown and Outlet Stores, Inc. *	524	4,024
Shoe Carnival, Inc.	17,232	446,309

		8,647,826

TECHNOLOGY SERVICES—10.3%
A10 Networks, Inc. *	13,623	90,457
Aspen Technology, Inc. *	40,397	1,529,834
Bitauto Holdings Ltd., ADR *	8,866	238,052
BSQUARE Corp. *	1,645	9,985
CDW Corp.	53,545	2,128,414
CoreLogic, Inc. *	29,212	1,108,595
Earthlink Holdings Corp.	65,356	548,337
EnerNOC, Inc. *	16,370	152,896
Gigamon, Inc. *	26,719	608,659
Imperva, Inc. *	25,281	1,506,242
Infoblox, Inc. *	73,319	1,410,658
Jive Software, Inc. *	76,172	343,536
LogMein, Inc. *	31,170	1,943,138
Manhattan Associates, Inc. *	31,598	1,847,851
Marchex, Inc., Class B	13,886	55,127
MicroStrategy, Inc., Class A *	2,053	407,931
Net 1 UEPS Technologies, Inc. *	39,209	807,313
NICE-Systems Ltd., SP ADR	13,887	854,884
Rovi Corp. *	89,240	987,887
Sohu.com, Inc. *	31,010	1,467,703
Sykes Enterprises, Inc. *	8,451	212,543
Tucows, Inc., Class A *	8,358	216,639
United Online, Inc. *	237	2,581
Web.com Group, Inc. *	5,702	122,764

		18,602,026

TRANSPORTATION—2.4%
Air Transport Services Group, Inc. *	212	1,927
Atlas Air Worldwide Holdings, Inc. *	35,940	1,484,681
JetBlue Airways Corp. *	99,023	2,210,193

The accompanying notes are an integral part of the financial statements.

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PORTFOLIO OF INVESTMENTS (CONCLUDED)

AUGUST 31, 2015

	NUMBER OF SHARES	VALUE
TRANSPORTATION—(CONTINUED)
Latam Airlines Group SA, SP ADR *	58,730	$324,190
PAM Transportation Services, Inc. *	3,068	118,517
Republic Airways Holdings, Inc. *	7,104	21,880
USA Truck, Inc. *	7,808	154,208

		4,315,596

UTILITIES—1.3%
Calpine Corp. *	73,300	1,168,402
CPFL Energia SA, ADR	43,920	382,543
Pampa Energia SA, SP ADR *	15,334	244,424
Talen Energy Corp. *	36,357	518,087

		2,313,456

TOTAL COMMON STOCKS (Cost $187,199,771)		179,530,114

SHORT-TERM INVESTMENT—1.2%
BofA Cash Reserves Fund	2,138,369	2,138,369

TOTAL SHORT-TERM INVESTMENT (Cost $2,138,369)		2,138,369

TOTAL INVESTMENTS—100.8% (Cost $189,338,140)		181,668,483

LIABILITIES IN EXCESS OF OTHER ASSETS—(0.8)%		(1,401,444)

NET ASSETS—100.0%		$180,267,039

* Non-income producing.

ADR—American Depositary Receipt.

PLC—Public Limited Company

SP ADR—Sponsored American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2015

ASSETS
Investments, at value (cost $189,338,140)	$181,668,483
Receivables for:
Investments sold	2,309,307
Capital shares sold	157,514
Dividends and interest	180,102
Prepaid expenses and other assets	24,629

Total assets	184,340,035

LIABILITIES
Payables for:
Investments purchased	3,303,436
Capital shares redeemed	481,089
Investment advisory fees and shareholder servicing fees	137,367
Other accrued expenses and liabilities	151,104

Total liabilities	4,072,996

Net assets	$180,267,039

NET ASSETS CONSIST OF
Capital stock, $0.001 par value	$6,072
Paid-in capital	166,090,277
Accumulated net investment loss	(411,281)
Accumulated net realized gain from investments	22,251,628
Net unrealized depreciation on investments	(7,669,657)

Net assets	$180,267,039

INSTITUTIONAL CLASS
Net assets	$88,085,898

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,936,405

Net asset value, offering and redemption price per share	$30.00

INVESTOR CLASS
Net assets	$92,181,141

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	3,135,307

Net asset value, offering and redemption price per share	$29.40

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2015

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $30,137)	$1,460,185

Total investment income	1,460,185

EXPENSES
Advisory fees (Note 2)	2,034,432
Administration and accounting fees (Note 2)	292,391
Transfer agent fees (Note 2)	150,540
Shareholder servicing fees (Investor Class)	103,225
Custodian fees (Note 2)	73,218
Professional fees	58,464
Printing and shareholder reporting fees	50,748
Registration and filing fees	38,718
Directors’ and officers’ fees	26,341
Insurance fees	11,167
Other expenses	3,579

Total expenses before waivers	2,842,823
Less: waivers	(193,985)

Net expenses after waivers	2,648,838

Net investment loss	(1,188,653)

NET REALIZED AND UNREALIZED GAIN/LOSS FROM INVESTMENTS
Net realized gain from investments	26,788,339
Net change in unrealized appreciation /(depreciation) on investments	(46,136,365)

Net realized and unrealized loss on investments	(19,348,026)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,536,679)

The accompanying notes are an integral part of the financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE YEAR ENDED AUGUST 31, 2015	FOR THE YEAR ENDED AUGUST 31, 2014
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,188,653)	$(1,554,746)
Net realized gain from investments	26,788,339	36,367,817
Net change in unrealized appreciation/(depreciation) on investments	(46,136,365)	18,834,972

Net increase/(decrease) in net assets resulting from operations	(20,536,679)	53,648,043

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	–	(211,232)
Investor Class	–	(92,941)
Net realized capital gains
Institutional Class	(13,849,300)	–
Investor Class	(13,815,545)	–

Net decrease in net assets from dividends and distributions to shareholders	(27,664,845)	(304,173)

INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from shares sold	19,079,419	37,241,140
Reinvestment of distributions	13,556,406	205,141
Distributions for shares redeemed	(38,571,504)	(47,869,174)

Total from Institutional Class	(5,935,679)	(10,422,893)
Investor Class
Proceeds from shares sold	19,241,414	31,368,704
Reinvestment of distributions	13,118,025	87,771
Distributions for shares redeemed	(32,546,993)	(16,267,560)

Total from Investor Class	(187,554)	15,188,915

Net increase/(decrease) in net assets from capital share transactions	(6,123,233)	4,766,022

Total increase/(decrease) in net assets	(54,324,757)	58,109,892
NET ASSETS:
Beginning of year	234,591,796	176,481,904

End of year	$180,267,039	$234,591,796

Accumulated net investment loss, end of year	$(411,281)	$–

The accompanying notes are an integral part of the financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2015	FOR THE YEAR ENDED AUGUST 31, 2014
INCREASE/(DECREASE) IN SHARES OUTSTANDING DERIVED FROM SHARE TRANSACTIONS:
Institutional Class
Shares sold	585,082	1,084,194
Shares reinvested	437,753	6,207
Shares redeemed	(1,183,973)	(1,346,938)

Total from Institutional Class	(161,138)	(256,537)

Investor Class
Shares sold	586,070	913,039
Shares reinvested	431,968	2,698
Shares redeemed	(998,233)	(475,125)

Total from Investor Class	19,805	440,612

Net increase/(decrease) in shares outstanding derived from share transactions	(141,333)	184,075

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	INSTITUTIONAL CLASS
	FOR THE YEAR ENDED 8/31/15	FOR THE YEAR ENDED 8/31/14	FOR THE YEAR ENDED 8/31/13	FOR THE YEAR ENDED 8/31/12	FOR THE YEAR ENDED 8/31/11
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$38.07	$29.49	$21.76	$19.38	$14.81

Net investment income/(loss)*	(0.18)	(0.23)	0.10	(0.04)	(0.10)
Net realized and unrealized gain/(loss) from investments	(3.09)	8.87	7.63	2.42	4.67

Net increase/(decrease) in net assets resulting from operations	(3.27)	8.64	7.73	2.38	4.57

Dividends and distributions to shareholders from:
Net investment income	—	(0.06)	—	—	—
Net realized capital gain	(4.80)	—	—	—	—

Total dividends and distributions to shareholders	(4.80)	(0.06)	—	—	—

Net asset value, end of year	$30.00	$38.07	$29.49	$21.76	$19.38

Total investment return(1)	(8.99)%	29.34%	35.52%	12.28%	30.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s omitted)	$88,086	$117,923	$98,898	$48,526	$38,274
Ratio of expenses to average net assets with waivers and reimbursements	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and reimbursements	1.35%	1.32%	1.39%	1.51%	1.44%
Ratio of net investment income/(loss) to average net assets	(0.53)%	(0.66)%	0.37%	(0.21)%	(0.48)%
Portfolio turnover rate	196.15%	175.06%	237.59%	288.88%	302.71%

*	Calculated based on average shares outstanding for the period.

(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	INVESTOR CLASS
	FOR THE YEAR ENDED 8/31/15	FOR THE YEAR ENDED 8/31/14	FOR THE YEAR ENDED 8/31/13	FOR THE YEAR ENDED 8/31/12	FOR THE YEAR ENDED 8/31/11
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$37.45	$29.00	$21.42	$19.10	$14.61

Net investment income/(loss)*	(0.21)	(0.26)	0.07	(0.07)	(0.12)
Net realized and unrealized gain/(loss) from investments	(3.04)	8.74	7.51	2.39	4.61

Net increase/(decrease) in net assets resulting from operations	(3.25)	8.48	7.58	2.32	4.49

Dividends and distributions to shareholders from:
Net investment income	—	(0.03)	—	—	—
Net realized capital gain	(4.80)	—	—	—	—

Total dividends and distributions to shareholders	(4.80)	(0.03)	—	—	—

Net asset value, end of year	$29.40	$37.45	$29.00	$21.42	$19.10

Total investment return(1)	(9.09)%	29.28%	35.39%	12.15%	30.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s omitted)	$92,181	$116,669	$77,584	$58,011	$74,155
Ratio of expenses to average net assets with waivers and reimbursements	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of expenses to average net assets without waivers and reimbursements	1.45%	1.43%	1.49%	1.60%	1.54%
Ratio of net investment income/(loss) to average net assets	(0.63)%	(0.76)%	0.27%	(0.36)%	(0.58)%
Portfolio turnover rate	196.15%	175.06%	237.59%	288.88%	302.71%

*	Calculated based on average shares outstanding for the period.

(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-one active investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the “Fund”), which commenced investment operations on October 1, 1999. As of August 31, 2015, the Fund offers two classes of shares, Institutional Class and Investor Class.

RBB has authorized capital of one hundred billion shares of common stock of which 82.373 billion shares are currently classified into one hundred and fifty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by RBB’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	quoted prices in active markets for identical securities;

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value at August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
TOTAL INVESTMENTS*	$181,668,483	$181,668,483	$ —	$ —

*	See Portfolio of Investments for detail on portfolio holdings.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund that require disclosure.

USE OF ESTIMATES — The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. The Fund’s net investment income (other than class specific shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

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SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	INVESTMENT ADVISER AND OTHER SERVICES

Bogle Investment Management, L.P. (the “Adviser” or “Bogle”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed 1.25% and 1.35%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2015 and may not be terminated without the approval of the Company’s Board. The Adviser may discontinue these arrangements at any time after December 31, 2015.

The contractual fee waiver does not provide for recoupment of fees that were waived or expenses that were reimbursed. For the year ended August 31, 2015, investment advisory fees and waivers of the Fund were as follows:

GROSS ADVISORY FEES	WAIVERS	NET ADVISORY FEES
$2,034,432	$168,555	$1,865,877

The Fund will not pay the Adviser at a later time for any amounts waived or any amounts assumed.

In addition to serving as the Fund’s investment adviser, Bogle provides certain shareholder services to the Investor Class of the Fund. As compensation for such services, the Adviser receives a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund’s Investor Class.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

BNY Mellon has voluntarily agreed to waive a portion of its administration and accounting fees for the Fund. For the year ended August 31, 2015, administration and accounting fees and waivers of the Fund were as follows:

GROSS ADMINISTRATION AND ACCOUNTING FEES	WAIVERS	NET ADMINISTRATION AND ACCOUNTING FEES
$292,391	$25,430	$266,961

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BOGLE INVESTMENT MANAGEMENT

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

The Fund will not pay The Bank of New York Mellon Corporation or any of its members or BNY Mellon’s affiliates at a later time for any amounts waived or any amounts assumed.

3.	DIRECTOR COMPENSATION

The Directors of the Company receive an annual retainer, meeting fees and reimbursement of out-of-pocket expenses for meetings attended. The remuneration paid to the Directors by the Fund during the year ended August 31, 2015 was $12,515. Certain employees of BNY Mellon serve as an Officer of the Company. They are not compensated by the Fund or the Company.

4.	INVESTMENT IN SECURITIES

For the year ended August 31, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

INVESTMENT SECURITIES
PURCHASES	SALES
$395,472,821	$430,776,626

5.	FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2015, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED DEPRECIATION
$189,945,681	$16,164,523	$(24,441,721)	$(8,277,198)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent

22

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2015, primarily attributable to short-term capital gains netted against net operating loss, were reclassified among the following accounts:

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID-IN CAPITAL
$777,372	$(777,372)	$—

As of August 31, 2015, the components of distributable earnings on a tax basis were as follows:

CAPITAL LOSS CARRYFORWARD	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	UNREALIZED DEPRECIATION	QUALIFIED LATE-YEAR LOSS DEFERRAL
$—	$3,127	$22,856,042	$(8,277,198)	$(411,281)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividend and distributions paid during the fiscal year ended August 31, 2015 and 2014 was as follows:

	ORDINARY INCOME	LONG-TERM GAINS
2015	$11,234,768	$16,430,077
2014	304,173	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2015. For the fiscal year ended August 31, 2015, the Fund deferred to September 1, 2015, late-year ordinary loss deferrals of $411,281.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2015, the Fund did not have any capital loss carryforwards.

6.	SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Bogle Investment Management Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Bogle Investment Management Small Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Pricewaterhouse Coopers, LLP

Philadelphia, Pennsylvania

October 23, 2015

24

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2015. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2015. During the fiscal year ended August 31, 2015, the Fund paid $11,234,768 of ordinary income dividends to its shareholders and paid $16,430,077 of long-term capital gains dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 8.75%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 7.57%.

The percentage of qualified interest related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.00%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

OTHER INFORMATION

(UNAUDITED)

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 264-5346 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Bogle and the Company (the “Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 13-14, 2015 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Advisory Agreement between the Company and Bogle with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Bogle’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Bogle’s personnel providing those services; (iii) Bogle’s investment philosophies and processes; (iv) Bogle’s assets under management and client descriptions; (v) Bogle’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Bogle’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Bogle’s compliance procedures; (viii) Bogle’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Peer Group and comparing the performance of the Fund to the performance of its Lipper Peer Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

26

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

OTHER INFORMATION (CONCLUDED)

(UNAUDITED)

As part of their review, the Directors considered the nature, extent and quality of the services provided by Bogle. The Directors concluded that Bogle had substantial resources to provide services to the Fund and that Bogle’s services had been acceptable.

The Directors also considered the investment performance of the Fund and Bogle. The Directors noted that each class of the Fund had outperformed the Fund’s primary benchmark for the year-to-date, since inception, and three- and five-year periods ended March 31, 2015. The Directors noted that the investment performance of the Fund was in the 4th quintile within its Lipper Peer Group and Lipper performance universe for the one-year period ended December 31, 2014, but that it was in the 1st quintile for the two-, three-, four- and five-year periods ended December 31, 2014.

The Board also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisory fees of the Fund were equal to the peer group median, and the actual advisory fees of the Fund were slightly lower than the peer group median. In addition, the Directors noted that Bogle has contractually agreed to waive management fees and reimburse expenses through December 31, 2015 to the extent that total annual Fund operating expenses exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Bogle’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2016.

27

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

COMPANY MANAGEMENT

(UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	21	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since March 2004, Director of Cornerstone Bank.	21	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	21	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Since 1997, Consultant, financial services organizations.	21	Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	From July 2010 to March 2015, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	21	None
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC.	21	Independent Trustee of EIP Investment Trust (Registered Investment Company).
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group.	21	Reich and Tang Group (asset management).

28

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

COMPANY MANAGEMENT (CONCLUDED)

(UNAUDITED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During 5 Years
INTERESTED DIRECTOR[2]
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	21	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Independent Trustee of EIP Investment Trust (Registered Investment Company).	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Christina Morse 301 Bellevue Parkway Wilmington, DE 19809 DOB: 12/64	Secretary	2015 to present

Since August 2014, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); from August 2013 to July 2014, Counsel, Lord, Abbett & Co. LLC; from May 2009 to July 2013, Vice President, BNY Mellon Investment Servicing (US) Inc.

				N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-one portfolios of the Company that are currently offered for sale.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

29

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PRIVACY NOTICE

(UNAUDITED)

FACTS	WHAT DOES THE BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Bogle Investment Management Small Cap Growth Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Bogle Investment Management Small Cap Growth Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 264-5346 or go to www.boglefunds.com

30

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PRIVACY NOTICE (CONCLUDED)

(UNAUDITED)

What we do

How does the Bogle Investment Management Small Cap Growth Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Bogle Investment Management Small Cap Growth Fund collect my personal information?

We collect your personal information, for example, when you

•           open an account

•           provide account information

•           give us your contact information

•           make a wire transfer

•           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•           sharing for affiliates’ everyday business purposes – information about your creditworthiness

•           affiliates from using your information to market to you

•           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include Bogle Investment Management, L.P.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Bogle Investment Management Small Cap Growth Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Bogle Investment Management Small Cap Growth Fund does not jointly market.

31

Investment Adviser

Bogle Investment Management, L.P.

2310 Washington Street

Suite 310

Newton Lower Falls, MA 02462

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, PA 19103-6996

BOG-AR15

BOSTON PARTNERS INVESTMENT FUNDS

Boston Partners Small Cap Value Fund II

(formerly Robeco Boston Partners Small Cap Value Fund II)

Boston Partners Long/Short Equity Fund

(formerly Robeco Boston Partners Long/Short Equity Fund)

Boston Partners Long/Short Research Fund

(formerly Robeco Boston Partners Long/Short Research Fund)

Boston Partners All-Cap Value Fund

(formerly Robeco Boston Partners All-Cap Value Fund)

WPG Partners Small/Micro Cap Value Fund

(formerly Robeco WPG Small/Micro Cap Value Fund)

Boston Partners Global Equity Fund

(formerly Robeco Boston Partners Global Equity Fund)

Boston Partners Global Long/Short Fund

(formerly Robeco Boston Partners Global Long/Short Fund)

BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

Dear Shareholder,

For the fiscal year ended August 31, 2015, the S&P 500 Index returned 0.48%, which would mark the worst yearly return in six years. As of the August close, investor sentiment was dealing with the lackluster performance of the European economies, the new potential for a significant slowdown in China and the subsequent drop in commodity prices, all of which capped off a tumultuous year for investors now worried about an impending global recession. With valuations stretched, earnings growth put on hold and the Federal Reserve likely to raise interest rates by year-end, we have been due for a pullback. The market has become increasingly narrow with momentum from Facebook, Amazon, Netflix and Google stocks leading the market. In these uncertain times, investors have been more comfortable paying up for perceived predictability as growth (Russell 3000 Growth Index) has outperformed value (Russell 3000 Value Index) by over 7.5% so far this year. Prior to the August correction, many economically sensitive sectors, including energy, basic materials, transportation, industrials and media, had been underperforming, leading to top-heavy leadership. We view the correction as necessary and healthy for the overall market.

The global economy certainly has challenges. Global growth has been tepid over the past several years with investors patiently waiting for a noticeable pick-up in the Eurozone. It now appears that any improvement in Europe will be more than offset by the slowdown in China. Coincident economic indicators in China suggest that the current level of manufacturing economic growth may be closer to 2% to 3%, as opposed to government published GDP figures of 7%. Regardless of the exact number, Chinese growth has been disappointing for the past two years and investment will likely be pulled back until capacity utilization improves. The Chinese government has many tools at its disposal and has been using them including cutting the base lending rate and reserve requirement ratio for banks, pledging money to support the stock market and infrastructure spending and devaluing the Yuan. These actions will help re-accelerate growth, but investors may have to wait a year or more for visible signs of economic improvement.

While global growth is not accelerating as hoped, we would not draw parallels to the economic developments of 2008 and 2009. Corporate earnings in the U.S. appear to have hit a plateau due to slowing emerging markets, the strong U.S. dollar and lower oil and commodity prices. However, we do not believe the current earnings recession will lead to an economic recession. Earnings appear to be taking a pause, but not collapsing as they did in 2008. The U.S. financial system is quite healthy today as major banks are among the best capitalized banks in the world and increased regulations are keeping a lid on speculative activities. Aside from pockets of energy loans at selected financial institutions, credit quality, often referred to as the backbone of the economy, remains quite strong. In other sectors of the economy, corporate revenues and earnings comparisons have been negatively influenced by falling energy and commodity prices and the strong U.S. dollar. We believe these factors, which will continue to weigh on results for the remainder of the year, have been largely discounted by the market. Employment, housing, and consumer spending statistics also continue to point toward a healthy, growing economy aided in part by the lower cost of oil over the past year that has provided an economic tailwind for consumers’ disposable income.

We are not sure when this market sell-off will reach bottom, but we do not expect this correction will evolve into a recession-led bear market. During this time of uncertainty, our idea generation has picked up considerably. High quality, free cash generating companies that have a history of responsibly allocating capital have been unduly punished and offer excellent value today. We would expect to see more signs of stress in lower quality companies that have been aggressively using capital and pricing to carry out their unsustainable business models. We expect this market decline will result in new opportunities for active managers with long histories of success to exploit the current controversies and create excess returns for their clients.

Sincerely,

Boston Partners Investment Funds Management

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

ANNUAL REPORT 2015	1

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)

Dear Shareholder,

The Boston Partners Small Cap Value Fund II outperformed its benchmark, the Russell 2000® Value Index (the “Index”), for the fiscal year ended August 31, 2015. After a strong performance last year, the small cap value market has experienced higher volatility in 2015, pushing the Index to a -4.95% return for the full fiscal year while the Fund’s Institutional Class returned -1.45%. The Fund has protected capital during recent market drops as well as performing well in the up markets, adding value across most sectors and maintaining its edge over the Index.

Over the last year, the Energy sector dropped precipitously with a return of -60.68% while Basic Industries returned -33.54%. In this environment, the Fund’s holdings in these areas held up better than those in the Index. Further, we were able to pick up stocks of high quality companies, exhibiting positive business momentum, as valuations dropped. Strong stock selection within Consumer Services and Consumer Non-Durables also contributed to relative performance, particularly Business Services and Retail holdings. The portfolio’s Capital Goods position was the largest detractor from relative performance, declining more than the Index as several machinery positions missed earnings and experienced weakness in their end markets.

Our positions within Finance, Utilities and REITs performed well overall, but our underweights detracted as we continued to be opportunistic in these areas. These sectors performed in line or better than the market and, at almost 50% of the Index’s weighting, their returns were impactful. Within Finance, the Fund has a healthy 20% weighting, but was focused more towards Insurance and Financial Services companies with strong fundamentals, with an underweight to regional banks which comprise a large percentage of the Index. As interest rates remained low, investors continued to look for high yielding stocks, driving up Utilities and REITs to what we believe are unattractive and unsustainable levels. When rates begin to rise, we expect this to be a tailwind for the Fund.

With higher volatility in the market, we see more opportunities for picking up high quality companies at attractive valuations. Further, we believe the U.S. financial system is strong and the market can withstand a moderate pullback. With this backdrop, we continue to look for the best opportunities from a risk/reward perspective across the market. Looking forward, we believe that the portfolio is well positioned with the characteristics that work—attractive valuation, sound fundamentals and catalysts for change—to continue to provide for outperformance over the long term.

Sincerely,

David Dabora, CFA

Portfolio Manager, Boston Partners Small Cap Value Fund II

Small cap companies, as defined by our product, are those with a market capitalization similar to the Russell 2000® Value Index. These companies tend to be new, in early development, or in transition. Usually, small caps are rapidly evolving, generating a new product or service, or taking advantage of a new market. However, returns may be inconsistent and may fluctuate widely over the short term, and small stock valuations tend to be more sensitive to market psychology. The Fund may invest in more aggressive investments such as foreign securities which may expose the Fund to currency and exchange rate fluctuations, illiquid securities, which may cause greater volatility and less liquidity. As a result, an investment in Boston Partners Small Cap Value Fund II should be part of a carefully diversified portfolio.

P/E: Price/Earnings: A valuation ratio of a company’s current share price compared to its per-share earnings

P/B: Price/Book: A valuation ratio used by investors which compares a stock’s per-share price (market value) to its book value.

ROE: Return on Equity: Measures a corporation’s profitability by revealing how much profit a company generates with the money invested.

OROA: Operating Return on Operating Assets: The return on operating assets measurement focuses attention on only those assets used to generate revenue.

Portfolio characteristics refer to the underlying securities in the fund’s portfolio and do not represent or predict the performance of any fund.

Top Ten Positions (as of 8/31/15)	% of Net Assets
First American Financial Corp.	1.89%
World Fuel Services Corp.	1.77%
SYNNEX Corp.	1.66%
Men’s Wearhouse, Inc., (The)	1.55%
Finish Line, Inc., (The), Class A	1.47%
Graphic Packaging Holding Co.	1.32%
EnerSys	1.28%
Stewart Information Services Corp.	1.28%
Drew Industries, Inc.	1.26%
Two Harbors Investment Corp.	1.25%

Portfolio Review (as of 8/31/15)
P/E: Price/Earnings:	15.6	x
P/B: Price/Book:	1.5	x
Holdings:	162
Weighted Average Market Capitalization (millions):	$1,914
ROE: Return on Equity:	12.4%
OROA: Operating Return on Operating Assets:	37.8%

Portfolio holdings are subject to change at any time.

2	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2005 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2015

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Small Cap Value Fund II — Institutional Class	-1.45%	13.76%	15.55%	7.65%	1.23%	1.10%
Russell 2000® Value Index	-4.95%	11.77%	13.23%	5.70%	n/a	n/a
Russell 2000® Index(1)	0.03%	14.12%	15.55%	7.12%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive certain fees and/or reimburse expenses until December 31, 2016 as set forth in the notes to financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for a three year period from May 28, 2014 to May 28, 2017 if operating expenses for that year are less than 1.10%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

ANNUAL REPORT 2015	3

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in

Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2005 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2015

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Small Cap Value Fund II — Investor Class	-1.68%	13.48%	15.26%	7.38%	1.48%	1.35%
Russell 2000® Value Index	-4.95%	11.77%	13.23%	5.70%	n/a	n/a
Russell 2000® Index(1)	0.03%	14.12%	15.55%	7.12%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive certain fees and/or reimburse expenses until December 31, 2016 as set forth in the notes to financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for a three year period from May 28, 2014 to May 28, 2017 if operating expenses for that year are less than 1.35%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

4	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited)

Dear Shareholder,

For the fiscal year ended August 31, 2015, the Boston Partners Long/Short Equity Fund (Institutional Class) underperformed its benchmark, the S&P 500® Index (“S&P 500”). The Fund generated a net return of -8.35% during the past year versus the S&P 500’s return of 0.48% and the Russell 2000 Index (“Russell 2000”) return of 0.03%. The Fund’s return for the fiscal year was predominantly driven by a decline in the long portfolio, as the short portfolio was down fractionally for the period. Despite the generally lackluster performance displayed by both the S&P 500 and Russell 2000, there was a considerable amount of movement underneath the surface as evidenced by the stark return differentials between the “growth” and “value” segments of the market. For example, the Russell 2000 Growth Index (“Russell 2000 Growth”) produced a return of 5.11%, while the Russell 2000 Value Index (“Russell 2000 Value”) produced a return of -4.95%.

One of the dominant performance attribution themes of 2014, namely narrow economic sector performance, carried over into the first calendar quarter of 2015. Specifically, of the 13 economic sectors in the S&P 500, six sectors (Finance, Consumer Non-Durables, Utilities, Transportation, Energy and Basic Industries) representing 40% of the Index, produced negative returns. Three sectors (Health Care, Consumer Durables and Consumer Service) representing 28% of the Index produced returns of 5.5% or greater. Once again, while the popular financial press spoke of the healthy breadth seen out of the markets’ recent advance off of the October 2014 lows, in reality it was one particular segment within the small cap universe that produced outsized returns.

Within the context of this backdrop, the long portfolio, with a contribution to return of 2.3%, performed admirably yet unexceptionally through the first half of the fiscal year. During the first quarter, for example, our long portfolio outperformed both the S&P 500 (0.95%) and the Russell 3000 Value Index (-0.51%) substantially, but only modestly outperformed the Russell 2000 Value (1.98%). We had particularly good stock specific performance relative to the broader market out of the Finance, Technology, Health Care, and Consumer Non-Durables sectors of the market. The underlying strong performance of these top contributors was driven by company specific factors rather than any macro themes.

In contrast, the long portfolio performance was disappointing during the second half of the fiscal year. While our smaller cap orientation (at least vis-à-vis the S&P 500) was a detractor for this particular period and explains a good bit of our long underperformance versus the S&P 500, we would have expected our portfolio to outperform the Russell 2000 during the recent market correction and it did not. We had some poor performance out of some of our Consumer Non-Durables, Communications, and Consumer Services sector exposures. However, perusing the names that fell sharply, we believe that many of those represent some of the more compelling longer-term opportunities for attractive total return. Financial Services, Transportation (one of our longs was acquired at a healthy premium), and Health Care were all strong relative performers for the Fund.

While the short portfolio performed poorly through the end of the first quarter of 2015, performance improved through the rest of the fiscal year. For example, of the Fund’s top twenty individual stock contributions to returns during the second quarter, seven were short sales. The short portfolio continued to perform well, both in absolute and relative terms, into the August close. As of the fiscal year close, the shorts had fallen considerably more than the longs, allowing the Fund to generate a positive return during a period of generally falling equity prices. The strong performance enjoyed by the short portfolio was broad based, as the portfolio had exposure to all thirteen economic sectors and in eleven of the thirteen cases the Fund’s short holdings fell more than the respective benchmark sector return (positive from the short sellers’ perspective). Moreover, of the top twenty contributors to the Fund’s total return for the quarter, eighteen were short positions. Amongst these eighteen appear many “concept” or “story” stocks which promised big returns resulting from business exposure to large addressable markets, yet the valuations already captured all or more of the probable success without any regard for execution risk or competitive threats. As risk tolerances have subsided (along with the end of central bank liquidity creation) these stocks are being re-rated for the higher risk profile that they deserve.

The recent market correction was long overdue and, we believe, appropriate given full valuations, decelerating revenue/profit growth and clear pockets of excess resulting from years of zero interest rate policies and unprecedented amounts of global liquidity infusions by central banks. How much farther the correction has to go remains to be seen, yet we can state that we have been slowly covering shorts and adding to longs judiciously and, consequently, our net long exposure has increased throughout the fourth quarter, yet remains toward the low end of our long run profile.

As of August 31, the Fund had a net long position of 24%. From a capitalization perspective, the long portfolio had a median market cap of $2.6 billion and the short portfolio had a median market cap of $1.3 billion. The Fund remains extremely well diversified with 187 positions held long and 214 positions held short.

Our bottom-up value discipline has yielded a long portfolio that is attractive relative to the short portfolio from both a valuation and profitability standpoint. The long portfolio trades at 15.6x price-to-earnings and 1.4x price-to-book, and the short portfolio trades at 32.9x price-to-earnings and 4.7x price-to-book. We believe that consistently positioning the Fund with these general characteristics increases the probability of success over the long term and continues to be the focus of our efforts.

Sincerely,

Robert Jones, CFA

Portfolio Manager, Boston Partners Long/Short Equity Fund

Investment in shares of the Boston Partners Long/Short Equity Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. Investments made in small or mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, illiquid and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity conditions.

Top Ten Positions (as of 8/31/15)	% of Net Assets
American International Group, Inc.	1.92%
Exxon Mobil Corp.	1.63%
Berkshire Hathaway, Inc., Class B	1.54%
Maiden Holdings Ltd.	1.42%
ARRIS Group, Inc.	1.42%
Sprott, Inc.	1.39%
International Speedway Corp., Class A	1.34%
JPMorgan Chase & Co.	1.31%
Bank of America Corp.	1.23%
Citigroup, Inc.	1.22%

Portfolio Review (as of 8/31/15)	Long		Short
P/E: Price/Earnings:	15.6	x	32.9	x
P/B: Price/Book:	1.4	x	4.7	x
Holdings:	187		214
Weighted Average Market Capitalization (millions):	$34,660		$5,204
ROE: Return on Equity:	13.2%		(11.7)%
OROA: Operating Return on Operating Assets:	22.2%		(2.4)%

Portfolio holdings are subject to change at any time.

ANNUAL REPORT 2015	5

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in

Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2005 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2015

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Long/Short Equity Fund — Institutional Class	-8.35%	4.52%	10.02%	10.50%	4.33%	4.33%
S&P 500® Index	0.48%	14.31%	15.87%	7.15%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed, until at least January 26, 2016, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com. There is a 2% redemption fee for shares held less than 1 year.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

6	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in

Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2005 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2015

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Long/Short Equity Fund — Investor Class	-8.55%	4.26%	9.75%	10.17%	4.58%	4.58%
S&P 500® Index	0.48%	14.31%	15.87%	7.15%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed, until at least January 26, 2016, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com. There is a 2% redemption fee for shares held less than 1 year.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

ANNUAL REPORT 2015	7

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited)

Dear Shareholder,

The Boston Partners Long/Short Research Fund’s Institutional Class returned 1.73% net of fees for the year ended August 31, 2015. The Fund outperformed the 0.48% return of the S&P 500 Index (“Index”) over the same time period.

The Fund’s long holdings declined approximately -0.6% during the period, underperforming the Index but strongly outperforming the Fund’s short holdings. Short holdings declined in price by approximately -6.30% during the period, underperforming the Index, which is beneficial to relative performance, and contributing positively to overall gross performance. On the long side, the Fund’s Consumer Services holdings detracted from relative performance, though this was somewhat offset by positive relative performance within the Basic Industries and Technology sectors. Short holdings in the Energy and Capital Goods sectors strongly contributed to the Fund’s return during the year.

While global growth is not accelerating as hoped, we would not draw parallels to 2008 and 2009. Corporate earnings in the U.S. have hit a plateau due to slowing emerging markets, the strong U.S. dollar and lower oil and commodity prices. However, we do not believe the current earnings recession will lead to an economic recession. Earnings appear to be taking a pause and not collapsing as they did in 2008. The U.S. financial system is quite healthy today as major banks are among the best capitalized banks in the world and increased regulations are keeping a lid on speculative activities. Aside from pockets of energy loans at selected financial institutions, credit quality, often referred to as the backbone of the economy, remains quite strong. Employment, housing and consumer spending statistics continue to point toward a healthy, growing economy.

During this time of uncertainty, our idea generation has picked up considerably. High quality, free cash generating companies that have a history of responsibly allocating capital have been unduly punished and offer excellent value today. We would expect to see more signs of stress in lower quality companies that have been aggressively using capital and pricing to carry out their unsustainable business models. We expect this market decline will result in new opportunities for active managers with long histories of success to exploit the current controversies and create excess returns for their clients.

The Fund ended the fiscal year with approximately 47% net long exposure, with roughly 95% of capital invested long and approximately 48% invested short; the Fund is approximately 3% less net long compared to the same time last year. Fund portfolio managers maintain highest net long exposures to the Financials, Information Technology, and Capital Goods sectors. Conversely, Fund portfolio managers are less bullish on the prospects for the Utilities, REITs, and Consumer Non-Durables sectors, evidenced by net short exposures to those sectors.

Turnover in the Fund’s holdings was more active on the short side than long side of the portfolio throughout the year. The Fund added 120 new short positions and 59 new long positions throughout the year, but the overall number of portfolio holdings decreased as of the August close, resulting in an end-of-year portfolio that held 143 short positions and 105 long positions. The decreased number of portfolio holdings resulted from covering and selling positions and then reallocating capital to companies with the highest levels of conviction. Given the strong equity run over the past couple of years, the Fund has been positioned with the prospects of the average short position in the portfolio providing for larger downside opportunity than upside opportunity for the average long position.

The Fund portfolio managers continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Joseph Feeney, CFA & Eric Connerly, CFA

Portfolio Managers, Boston Partners Long/Short Research Fund

The Boston Partners Long/Short Research Fund will engage in short sales which theoretically involves unlimited loss potential since the market price of securities may continuously increase. This may have the effect of increased leverage with risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise. Investments made in small or mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, derivatives (futures, options, swaps), Real Estate Investments Trusts (affected by economic factors related to the real estate industry), illiquid and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

Top Ten Positions (as of 8/31/15)	% of Net Assets
Microsoft Corp.	1.21%
Apple, Inc.	1.15%
Exxon Mobil Corp.	1.05%
Citigroup, Inc.	1.04%
Oracle Corp.	1.04%
JPMorgan Chase & Co.	1.01%
Wells Fargo & Co.	1.01%
Capital One Financial Corp.	1.00%
Graphic Packaging Holding Co.	0.99%
Liberty Global PLC, Series C	0.96%

Portfolio Review (as of 8/31/15)	Long		Short
P/E: Price/Earnings:	15.9	x	26.6	x
P/B: Price/Book:	2.1	x	2.8	x
Holdings:	210		212
Weighted Average Market Capitalization (millions):	$56,648		$10,648
ROE: Return on Equity:	22.5%		17.2%
OROA: Operating Return on Operating Assets:	59.2%		28.9%

Portfolio holdings are subject to change at any time.

8	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on September 30, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2015

	Average Annual Total Return			Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	Since Inception (1)
Long/Short Research Fund — Institutional Class	1.73%	9.46%	9.68%	2.52%	2.52%
S&P 500® Index	0.48%	14.31%	14.16%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of certain fees and/or reimburse expenses until January 26, 2016 as set forth in the notes to financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for the first three years the advisory agreement is in effect. This recoupment is reflected in the net expense ratio. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	For the period September 30, 2010 (commencement of operations) through August 31, 2015.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

ANNUAL REPORT 2015	9

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on November 29, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2015

	Average Annual Total Return			Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	Since Inception (1)
Long/Short Research Fund — Investor Class	1.41%	9.16%	8.84%	2.77%	2.77%
S&P 500® Index	0.48%	14.31%	13.61%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of certain fees and/or reimburse expenses until January 26, 2016 as set forth in the notes to financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for the first three years the advisory agreement is in effect. This recoupment is reflected in the net expense ratio. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	For the period November 29, 2010 (commencement of operations) through August 31, 2015.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

10	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited)

Dear Shareholder,

The Boston Partners All-Cap Value Fund outperformed its benchmark, the Russell 3000® Value Index (“Benchmark”), for the fiscal year ended August 31, 2015. The Fund generated a net return of 0.88% for the Institutional Class during the fiscal year versus the Benchmark’s return of -3.60%.

The Fund’s stock selection outmatched the Benchmark across the majority of major economic sectors, led by Consumer Non-Durables which returned 33.14% for the Fund versus the Benchmark’s -1.17% return for that sector. Communications and Healthcare were also top contributors to the Fund’s overall performance for the period. While our stock-specific investments in Communications returned 13.73% versus the Benchmark’s -3.15% return, the portfolio’s overweight position in the Healthcare sector was also a top contributor to overall Fund performance versus the Benchmark.

The Fund’s long-term avoidance of REITs and Utilities helped the relative return of the Fund for the period, which marks a reversal of the past several years in which the portfolio’s underweight in these two sectors has hurt relative performance. The Fund has continued to be underweight these sectors given their demanding valuations and mediocre fundamentals, and we’ve continued to find much stronger opportunities elsewhere in the market on a bottom-up basis.

Our holdings in Technology, Energy and Basic Industries were the negative performers for the period, but relative to the Benchmark, fared much better due principally to solid stock selection and to a lesser extent sector allocation. While our Technology sector holdings, for example, were on average twice the weighting of the Benchmark (19.75% versus 9.41%) over the period, the Fund had nonetheless experienced a much less pronounced negative return for the sector versus the Benchmark due to superior stock selection (-1.28% for the Fund versus -7.26% for the Benchmark).

During the period, we made a host of stock-specific decisions to refresh the portfolio’s risk/return profile. We continued to find financials, both banks and insurance attractive. Financial stock valuations remained below pre-crisis levels despite significantly improved balance sheets and reduced leverage. We do not expect post-crisis return on equity (“ROE”) to match historical highs, but valuations in our estimation do not properly reflect the reduced risks in today’s environment. Much of the improvement in ROE lies ahead if and when the Federal Reserve normalizes interest rate policy.

In Consumer Services, new portfolio positions focused on companies having direct exposure to home improvement and durables. The domestic housing market remains far below prior build activity and has recovered at a slower pace than the overall economy. This has created a long “runway” for continued improvement and companies exposed to those sectors are experiencing continued business momentum. We sold consumer positions during the fiscal year in media as alternative viewing platforms are having an adverse impact on advertising revenues.

The technology sector also remains an attractive investment opportunity within the Fund. High quality companies continued to sell at very attractive valuations. The threats of technological obsolescence or product disruptions appeared overly discounted in stock valuations throughout the period. With good balance sheets and management’s willingness to return substantial cash flows to shareholders, technology stocks remained one of the best opportunities we find in the market.

Looking ahead, we will continue to invest your portfolio on a stock-by-stock basis within our three-circle discipline of attractive valuation, sound fundamentals and a catalyst for improvement. The portfolio’s valuation edge and quality advantage over the Benchmark has positioned it favorably for the longer term. We look forward to keeping you informed of the work we are doing on your portfolio’s behalf.

Duilio Romallo, CFA

Portfolio Manager, Boston Partners All-Cap Value Fund

The Boston Partners All-Cap Value Fund may invest small cap companies. These companies tend to be new, in early development, or in transition. Usually, small caps are rapidly evolving, generating a new product or service, or taking advantage of new market. However, returns may be inconsistent and may fluctuate widely over the short term, and small stock valuations tend to be more sensitive to market psychology. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, illiquid securities and options (a type of derivative), all of which may cause greater volatility and less liquidity. Derivatives may more sensitive to changes in market conditions. As a result, investment in the Fund should be part of a carefully diversified portfolio.

Top Ten Positions (as of 8/31/15)	% of Net Assets
JPMorgan Chase & Co.	3.30%
Citigroup, Inc.	2.14%
Merck & Co., Inc.	2.13%
General Electric Co.	2.01%
Capital One Financial Corp.	1.99%
Oracle Corp.	1.94%
Johnson & Johnson	1.91%
Amgen, Inc.	1.85%
EMC Corp.	1.83%
Fifth Third Bancorp	1.63%

Portfolio Review (as of 8/31/15)
P/E: Price/Earnings:	15.3	x
P/B: Price/Book:	1.9	x
Holdings:	136
Weighted Average Market Capitalization (millions):	$74,678
ROE: Return on Equity:	17.5%
OROA: Operating Return on Operating Assets:	71.6%

Portfolio holdings are subject to change at any time.

ANNUAL REPORT 2015	11

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in

Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2005 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2015

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
All-Cap Value Fund — Institutional Class	0.88%	16.57%	16.04%	8.73%	0.94%	0.70%
Russell 3000® Value Index	-3.60%	13.74%	14.56%	6.14%	n/a	n/a
Russell 3000® Index(1)	0.36%	14.63%	16.03%	7.33%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed, until at least January 26, 2016, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

12	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in

Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2005 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2015

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
All-Cap Value Fund — Investor Class	0.66%	16.36%	15.81%	8.49%	1.19%	0.95%
Russell 3000® Value Index	-3.60%	13.74%	14.56%	6.14%	n/a	n/a
Russell 3000® Index(1)	0.36%	14.63%	16.03%	7.33%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed, until at least January 26, 2016, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

ANNUAL REPORT 2015	13

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (unaudited)

Dear Shareholder,

The WPG Partners Small/Micro Cap Value Fund underperformed its benchmark, the Russell 2000® Value Index, for the fiscal year ended August 31, 2015. The Fund generated a net loss of -14.01% during the fiscal year versus the Russell 2000 Value® Index loss of -4.95%. Volatility was a central theme during the year. Most notably, the collapse of commodity prices, specifically oil, during the year had lasting impacts on many names in our coverage universe. The commodity weakness coupled with expectations for the Federal Reserve tightening, Eurozone economic stresses and slowing emerging market economies pressured global equity markets. Furthermore, unlike some earlier periods this year, we have recently seen unmitigated and indiscriminant liquidation in our names. While temporally painful, our experience has proven to us time and time again that these periods create attractive opportunities that drive performance in subsequent periods. Said another way, when the headwinds turn to tailwinds, we experience the flipside of illiquidity, driving significant gains in our portfolio. We firmly believe the current environment and the portfolio we hold today is setting the stage for a strong outcome prospectively. Below, we will provide further clarity to the recent attribution and our constructive view going forward.

In the 2015 fiscal year, both stock selection and sector attribution detracted from results. The largest detractors from returns were the Energy, Capital Goods and Transportation sectors. The significant decline in commodity prices globally and reduced infrastructure demand out of China has caused many of our holdings in the Energy Exploration and Production sector, Machinery and Railroads to revise earnings guidance and reassess demand forecasts. The biggest contributors from stock selection were the Consumer Durables and Technology sectors. Consumer products companies benefitted from increased unit demand domestically and improved free cash flow from deleveraging strategies. Our Technology portfolio benefitted from significant takeout activity of our undervalued software and semiconductor names.

We remain steadfast in our investment methodology and our process remains consistent. Our team conducts approximately 700 one-on-one interviews with company managements per annum. As such, we derive a good measure on company fundamentals, health of the U.S. economy, where value opportunities exist and where the most irrational exuberance lays. Our current views synthesized from these meetings and our macroeconomic overlay dictate to us that we are not headed into a domestic recession, valuations are pricing in draconian projections and insider purchases and buybacks are accelerating. We clearly feel there are pronounced macro and style headwinds that have challenged our methodology over the past year. While it is impossible to pinpoint when the timing of these trends will reverse, we do think the outperformance of small-caps specifically after rate-hikes is an important trend. We believe it is inevitable that we are headed for an interest rate hike and as such should see some tailwinds during what is also a seasonally strong period for us. Furthermore, the recent outperformance of cyclicals and small-caps during the start of the 2016 fiscal year is encouraging. We are excited for the opportunity set in front of us and look forward to the coming fiscal year.

Sincerely,

Richard Shuster, CFA

Portfolio Manager, WPG Partners Small/Micro Cap Value Fund

Value investing involves buying the stocks of companies that are out of favor or are undervalued. This may adversely affect The WPG Partners Small/Micro Cap Value Fund’s value and return. Investments in Real Estate Investment Trusts may be affected by economic forces and other factors related to the real estate industry. There is risk that the special situation might not occur which could have a negative impact on the securities. The purchase of rights and warrants involves risk that the Fund could lose the purchase value of the right or warrant. The Fund may invest in securities that are traded only in the over-the-counter market as well as small cap and micro cap securities. These securities may be subject to wide fluctuations in market value.

Top Ten Positions (as of 8/31/15)	% of Net Assets
Geo Group, Inc. (The)	2.61%
Great Lakes Dredge & Dock Corp.	2.37%
Scorpio Tankers, Inc.	2.19%
Accuray, Inc.	2.07%
MDC Partners, Inc., Class A	1.95%
FreightCar America, Inc.	1.94%
Carmike Cinemas, Inc.	1.92%
Bill Barrett Corp.	1.89%
Fidelity & Guaranty Life	1.83%
Customers Bancorp, Inc.	1.81%

Portfolio Review (as of 8/31/15)
P/E: Price/Earnings:	15.4	x
P/B: Price/Book:	1.2	x
Holdings:	109
Weighted Average Market Capitalization (millions):	$1,186
ROE: Return on Equity:	6.4%
OROA: Operating Return on Operating Assets:	13.1%

Portfolio holdings are subject to change at any time.

14	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in

WPG Partners Small/Micro Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2005 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2015

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
WPG Partners Small/Micro-Cap Value Fund — Institutional Class	-14.01%	10.54%	10.67%	5.20%	1.35%	1.10%
Russell 2000® Value Index	-4.95%	11.77%	13.23%	5.70%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive certain fees and/or reimburse expenses until December 31, 2016 as set forth in the notes to financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for a three year period from May 28, 2014 to May 28, 2017 if operating expenses for that year are less than 1.10%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com. There is a 2% redemption fee for shares held less than 60 days.

The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

ANNUAL REPORT 2015	15

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited)

Dear Shareholder,

The Boston Partners Global Equity Fund returned -1.75% for the fiscal year ended August 31, 2015. During that same period the MSCI World Index returned -3.61%.

The fiscal year was bookended by two market selloffs with a record high in between for the MSCI World Index. The period opened on a down trend as investors fretted about global growth, Central Bank stimulus, and a smattering of geopolitical issues principally from Russia and Greece. The ebb and flow of these concerns drove broad market movements during the fiscal year, just as they have since the onset of the global financial crisis. Global growth, or a lack thereof, has been the dominant theme for some time. The U.S. economy appears to be plateauing, but there are no clear candidates to assume the responsibility as driver of global growth. The 2015 GDP expectations for Japan and Europe are uninspiring. As the world’s second largest economy, China remains a particular concern for investors. Slowing Chinese economic growth led to a precipitous decline in the price of commodities as exemplified by the rout in oil prices. Oil only just began to decline when this letter was written last year. Of course, the increase in supply from U.S. fracking contributed equitably to the decline. Softening Chinese demand for commodities has had painful knock-on effects for energy companies, energy exporters, and emerging markets and currencies. Conversely, energy importers have benefitted through lower inflation and input costs. As mentioned in the first sentence of this paragraph, the MSCI World Index reached an all-time high on May 21, but closed the period on a down note following China’s currency devaluation in August. The devaluation raises concerns about the ability of Chinese policy makers to prevent a hard landing in the world’s second-largest economy.

Regardless of the above commentary, our strategy remains focused on identifying dislocations between underlying fundamentals and valuations on an individual company basis. Stock selection was the primary driver of the Fund’s outperformance. The Materials, Energy, and Industrials sectors were the largest contributors to performance. Small detractors from performance came from within the Information Technology, Consumer Staples, and Telecomm sectors. Large individual stock contributors to performance came from overweight or off-benchmark positions that reported better-than-expected earnings. Several companies cited lower energy costs as a contributor to their better-than-expected results, and analysts raised estimates for 2015. M&A speculation benefitted several positions in the Fund’s portfolio, particularly within the Media industry. Shares of an overweight Japanese manufacturing and medical company traded higher on news that the company will start an anti-fibrosis drug trial. Finally, an overweight position in a German financial acquisition and development company traded higher following strong results and favorably viewed acquisitions.

At the sector level, Industrials and Consumer Discretionary are the largest overweight sectors. Aerospace & Defense and Machinery are the overweight industries in the Industrials sector and Media is the most overweight industry in the Consumer Discretionary sector. The largest underweight sectors are Financials and Utilities. Utilities trade at unattractive valuations and we remain skeptical of European Bank capitalization levels. From a region perspective, the Fund’s portfolio is overweight in the United Kingdom, while North America remains the region with the largest underweight. The underlying rationale for all of the portfolio’s exposures is the dislocation between valuations and company fundamentals.

We expect global economic data to remain mixed in the near term as North America continues to show intermediate signs of strength, while growth elsewhere is subdued. Central Bank activity as exemplified by the Chinese Yuan devaluation or the Federal Reserve’s interest rate activity will continue to exert substantial influence on markets for the foreseeable future. Nevertheless, this dynamic creates the opportunity for strong security selection through fundamental and valuation dislocations. The Fund’s portfolio remains well positioned with holdings that reflect Boston Partners’ three circle characteristics—attractive valuations, solid fundamentals, and identifiable catalysts.

Sincerely,

Christopher K. Hart, CFA

Portfolio Manager, Boston Partners Global Equity Fund

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. The Fund may invest in small and mid cap companies which tend to be more volatile and may fluctuate in the opposite direction of the broader stock market average, and in illiquid securities which involves risk of limitations on resale and uncertainty determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

Top Ten Positions (as of 8/31/15)	% of Net Assets
Apple, Inc.	3.63%
Liberty Global PLC, Series C	3.01%
CVS Health Corp.	2.50%
Fifth Third Bancorp	2.46%
Google, Inc., Class C	2.44%
Comcast Corp., Class A	2.36%
Safran SA	2.09%
Wells Fargo & Co.	1.87%
Merck & Co., Inc.	1.66%
American International Group, Inc.	1.42%

Portfolio Review (as of 8/31/15)
P/E: Price/Earnings:	16.2	x
P/B: Price/Book:	1.9	x
Holdings:	106
Weighted Average Market Capitalization (millions):	$75,216
ROE: Return on Equity:	15.7%
OROA: Operating Return on Operating Assets:	53.4%

Portfolio holdings are subject to change at any time.

16	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Equity Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 30, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2015

	Average Annual Total Return			Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	Since Inception(1)
Global Equity Fund — Institutional Class	-1.75%	13.35%	13.70%	1.39%	0.95%
MSCI World Index	-3.61%	11.56%	12.49%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed, until at least January 26, 2016, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for the first three years the advisory agreement is in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	For the period December 30, 2011 (commencement of operations) through August 31, 2015.

The MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

ANNUAL REPORT 2015	17

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited)

Dear Shareholder:

The Boston Partners Global Long/Short Fund’s Institutional Class returned 2.43% net of fees for the fiscal year ended August 31, 2015. The Fund outperformed the -3.61% return posted by the MSCI World Index during this time period.

The Fund’s long holdings declined roughly -0.1% during the period and outperformed the Index. Short holdings declined approximately -10.9% in price, underperforming the Index, which is beneficial to relative performance, and contributing positively to the Fund’s performance for the fiscal year. On the long side, the Fund’s Materials, Industrials, and Energy holdings accounted for the majority of relative outperformance. Short holdings in the Industrials, Energy, and Information Technology sectors strongly contributed to positive performance during the fiscal year.

The global economy certainly has challenges. Global growth has been tepid over the past several years with investors patiently waiting for a noticeable pick-up in the Eurozone. It now appears that any improvement in Europe will be more than offset by the slowdown in China. Coincident economic indicators in China suggest that the current level of manufacturing economic growth may be closer to 2% to 3%, as opposed to government published GDP figures of 7%. Regardless of the exact number, Chinese growth has been disappointing for the past two years and investment will likely be pulled back until capacity utilization improves. The Chinese government has many tools at its disposal and has been using them including cutting the base lending rate and reserve requirement ratio for banks, pledging money to support the stock market and infrastructure spending and devaluing the Yuan. These actions will help re-accelerate growth, but investors may have to wait a year or more for visible signs of economic improvement.

During this time of uncertainty, our idea generation has picked up considerably. High quality, free cash generating companies that have a history of responsibly allocating capital have been unduly punished and offer excellent value today. We would expect to see more signs of stress in lower quality companies that have been aggressively using capital and pricing to carry out their unsustainable business models. We expect this market decline will result in new opportunities for active managers with long histories of success to exploit the current controversies and create excess returns for their clients.

The Fund ended the fiscal year with approximately 36% net long exposure, with roughly 91% of capital invested long and approximately 55% invested short; net exposure is approximately 7% lower than at the same time last year, as the team has identified more short opportunities over recent months. The Fund’s portfolio managers maintain highest net long exposures to the Health Care, Financials, and Information Technology sectors as well as the North American region. Conversely, Fund’s portfolio managers are least bullish on the prospects for the Utilities, Telecommunications, and Industrials sectors, evidenced by low net exposures to those sectors.

Turnover in the Fund’s holdings was more active on the short side than long side of the portfolio throughout the year. The Fund added 96 new short positions and 56 new long positions over the period, and held 88 short positions and 86 long positions as of the August close. Given the strong equity run over the past couple of years, the Fund had positioned the short book with the prospects of the average short position providing for larger downside opportunity than upside opportunity for the average long position within the portfolio.

The Fund’s portfolio managers continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Christopher Hart, CFA & Joshua Jones, CFA

Portfolio Managers, Boston Partners Global Long/Short Fund

The Fund will engage in short sales which theoretically involves unlimited loss potential since the market price of securities sold short may continuously increase. This may have the effect of increased leverage with risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise. Investments made in small or mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, derivatives (futures, options, swaps), REITS (affected by economic factors related to the real estate industry), illiquid and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

Top Ten Positions (as of 8/31/15)	% of Net Assets
Apple, Inc.	3.56%
Liberty Global PLC, Series C	2.98%
CVS Health Corp.	2.52%
Google, Inc., Class C	2.44%
Safran SA	2.05%
Fifth Third Bancorp	1.95%
Wells Fargo & Co.	1.81%
Merck & Co., Inc.	1.64%
Diamondback Energy, Inc.	1.45%
WH Smith PLC	1.36%

Portfolio Review (as of 8/31/15)	Long		Short
P/E: Price/Earnings:	16.6	x	22.2	x
P/B: Price/Book:	1.9	x	2.4	x
Holdings:	106		142
Weighted Average Market Capitalization (millions):	$74,871		$10,643
ROE: Return on Equity:	12.1%		10.9%
OROA: Operating Return on Operating Assets:	52.5%		18.7%

Portfolio holdings are subject to change at any time.

18	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in

Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Period Ended August 31, 2015

	Average Annual Total Return		Gross Expense Ratio	Net Expense Ratio
	1 Year	Since Inception(1)
Global Long/Short Fund — Institutional Class	2.43%	3.27%	4.89%	3.88%
MSCI World Index	-3.61%	1.98%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed, until at least January 26, 2016, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for the first three years the advisory agreement is in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	For the period December 31, 2013 (commencement of operations) through August 31, 2015.

The MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

ANNUAL REPORT 2015	19

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in

Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on April 11, 2014 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Period Ended August 31, 2015

	Average Annual Total Return		Gross Expense Ratio	Net Expense Ratio
	1 Year	Since Inception(1)
Global Long/Short Fund — Investor Class	2.14%	4.70%	5.14%	4.13%
MSCI World Index	-3.61%	2.06%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed, until at least January 26, 2016, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for the first three years the advisory agreement is in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	For the period April 11, 2014 (commencement of operations) through August 31, 2015.

The MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

20	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees (if applicable); and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2015 through August 31, 2015, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Annualized Expense Ratio		Expenses Paid During Period*
Boston Partners Small Cap Value Fund II
Institutional
Actual	$1,000.00	$962.20	1.10%		$5.44
Hypothetical	1,000.00	1,019.66	1.10%		5.60
Investor
Actual	$1,000.00	$961.20	1.35%		$6.67
Hypothetical	1,000.00	1,018.40	1.35%		6.87
Boston Partners Long/Short Equity Fund
Institutional
Actual	$1,000.00	$1,006.30	6.06	%(1)	$30.65
Hypothetical	1,000.00	994.66	6.06	%(1)	30.47
Investor
Actual	$1,000.00	$1,005.10	6.47	%(1)	$32.70
Hypothetical	1,000.00	992.59	6.47	%(1)	32.50
Boston Partners Long/Short Research Fund
Institutional
Actual	$1,000.00	$982.50	2.49	%(1)	$12.44
Hypothetical	1,000.00	1,012.65	2.49	%(1)	12.63
Investor
Actual	$1,000.00	$980.40	2.77	%(1)	$13.85
Hypothetical	1,000.00	1,011.24	2.77	%(1)	14.04

ANNUAL REPORT 2015	21

BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (unaudited) (concluded)

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Annualized Expense Ratio		Expenses Paid During Period*
Boston Partners All-Cap Value Fund
Institutional
Actual	$1,000.00	$955.00	0.70%		$3.45
Hypothetical	1,000.00	1,021.68	0.70%		3.57
Investor
Actual	$1,000.00	$954.40	0.95%		$4.68
Hypothetical	1,000.00	1,020.42	0.95%		4.84
WPG Partners Small/Micro Cap Value Fund
Institutional
Actual	$1,000.00	$905.90	1.10%		$5.28
Hypothetical	1,000.00	1,019.66	1.10%		5.60
Boston Partners Global Equity Fund
Institutional
Actual	$1,000.00	$954.40	0.95%		$4.68
Hypothetical	1,000.00	1,020.42	0.95%		4.84
Boston Partners Global Long/Short Fund
Institutional
Actual	$1,000.00	$1,013.40	3.37	%(1)	$17.10
Hypothetical	1,000.00	1,008.22	3.37	%(1)	17.06
Investor
Actual	$1,000.00	$1,011.60	3.52	%(1)	$17.85
Hypothetical	1,000.00	1,007.46	3.52	%(1)	17.81

*	Expenses are equal to the Fund’s annualized six-month expense ratios in the table above, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half- year, then divided by 365 to reflect the one-half year period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return of (3.78)% and (3.88)% for the Institutional Class and Investor Class, respectively, of the Boston Partners Small Cap Value Fund II; 0.63% and 0.51% for the Institutional Class and Investor Class, respectively, of the Boston Partners Long/Short Equity Fund; (1.75%) and (1.96%) for the Institutional Class and Investor Class, respectively, of the Boston Partners Long/Short Research Fund; (4.50%) and (4.56%) for the Institutional Class and Investor Class, respectively, of the Boston Partners All-Cap Value Fund; (9.41)% for the Institutional Class of the WPG Partners Small/Micro Cap Value Fund; (4.56%) for the Institutional Class of the Boston Partners Global Equity Fund and 1.34% and 1.16% for the Institutional Class and Investor Class, respectively, of the Boston Partners Global Long/Short Fund.

(1)

These amounts include dividends paid on securities which the Funds have sold short (“short-sale dividends”) and related interest expense. The amount of short-sale dividends and related interest expense was 3.44% and 1.11% of average net assets for the six-month period ended August 31, 2015 for both the Institutional Class and Investor Class of the Boston Partners Long/Short Equity Fund and Boston Partners Long/Short Research Fund, respectively, and 1.46% of average net assets for the Institutional Class and Investor Class, respectively, of the Boston Partners Global Long/Short Fund.

22	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

PORTFOLIO HOLDINGS SUMMARY TABLES (unaudited)

BOSTON PARTNERS

SMALL CAP VALUE FUND II

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	21.0%	$65,096,133
Consumer Services	20.1	62,329,509
Capital Goods	13.0	40,146,630
Health Care	10.1	31,184,176
Technology	8.7	27,054,600
Real Estate Investment Trusts	8.0	24,723,240
Consumer Non-Durables	3.6	11,195,856
Basic Industries	3.5	10,777,722
Consumer Durables	3.4	10,508,184
Energy	2.8	8,507,122
Transportation	1.5	4,607,825
Utilities	0.4	1,384,016
SECURITIES LENDING COLLATERAL	3.1	9,627,911
OTHER ASSETS IN EXCESS OF LIABILITIES	0.8	2,387,801

NET ASSETS	100.0%	$309,530,725

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

LONG/SHORT EQUITY FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	19.5%	$114,610,373
Consumer Services	17.5	102,896,229
Capital Goods	11.7	68,552,076
Technology	11.3	66,522,516
Health Care	10.6	62,349,468
Energy	8.9	52,376,600
Basic Industries	8.0	46,830,102
Communications	5.3	31,179,115
Consumer Non-Durables	2.6	15,310,392
Consumer Durables	1.3	7,546,110
Real Estate Investment Trusts	1.1	6,382,608
Utilities	0.5	3,285,384
Transportation	0.5	3,238,717
OPTIONS PURCHASED	0.4	2,041,545
WARRANTS	0.1	562,789
SECURITIES LENDING COLLATERAL	2.0	11,779,621
SECURITIES SOLD SHORT
Basic Industries	(0.3)	(1,656,817)
Real Estate Investment Trusts	(0.3)	(1,734,335)
Energy	(0.5)	(2,924,630)
Utilities	(0.6)	(3,803,782)
Transportation	(1.6)	(9,528,732)
Consumer Non-Durables	(2.8)	(16,518,292)
Finance	(2.9)	(16,894,622)
Consumer Durables	(4.1)	(24,002,262)
Capital Goods	(4.2)	(24,783,182)
Communications	(5.6)	(32,711,518)
Consumer Services	(13.7)	(80,522,061)
Health Care	(18.5)	(108,660,622)
Technology	(19.9)	(117,096,932)
WRITTEN OPTIONS	(0.3)	(1,499,100)
OTHER ASSETS IN EXCESS OF LIABILITIES	74.0	435,083,889

NET ASSETS	100.0%	$588,210,647

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

LONG/SHORT RESEARCH FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	19.4%	$1,367,758,750
Technology	16.8	1,179,952,570
Consumer Services	12.0	846,461,590
Capital Goods	11.0	771,990,737
Health Care	9.7	681,362,201
Energy	8.8	620,055,238
Basic Industries	5.9	416,782,793
Communications	4.0	280,154,519
Consumer Non-Durables	3.2	224,956,795
Consumer Durables	2.6	180,767,941
Real Estate Investment Trusts	1.0	72,844,202
Transportation	0.5	38,841,572
Utilities	0.4	28,243,644
WARRANTS	0.0	600,781
SECURITIES SOLD SHORT
Utilities	(0.4)	(25,773,618)
Consumer Durables	(1.7)	(120,497,498)
Transportation	(1.7)	(121,422,032)
Basic Industries	(1.7)	(121,621,742)
Real Estate Investment Trusts	(2.1)	(144,367,675)
Energy	(2.6)	(182,778,903)
Health Care	(3.0)	(212,341,147)
Communications	(3.2)	(227,724,598)
Capital Goods	(4.3)	(299,434,528)
Consumer Non-Durables	(5.2)	(368,282,615)
Finance	(5.8)	(411,471,508)
Consumer Services	(8.2)	(575,327,951)
Technology	(8.3)	(583,881,556)
WRITTEN OPTIONS	(0.3)	(22,030,485)
OTHER ASSETS IN EXCESS OF LIABILITIES	53.2	3,745,662,739

NET ASSETS	100.0%	$7,039,480,216

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

ALL-CAP VALUE FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	26.6%	$276,614,542
Technology	19.0	198,210,237
Health Care	17.5	182,742,049
Capital Goods	9.3	96,575,325
Consumer Services	8.8	91,484,896
Energy	6.6	68,490,258
Consumer Non-Durables	3.5	36,879,065
Communications	2.4	25,369,429
Basic Industries	2.1	22,196,324
Consumer Durables	2.1	21,483,697
Real Estate Investment Trusts	0.0	—
SECURITY LENDING COLLATERAL	1.2	12,040,240
RIGHTS	0.0	—
WRITTEN OPTIONS	(0.2)	(1,482,000)
OTHER ASSETS IN EXCESS OF LIABILITIES	1.1	11,137,371

NET ASSETS	100.0%	$1,041,741,433

Portfolio holdings are subject to change at any time.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	23

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

PORTFOLIO HOLDINGS SUMMARY TABLES (unaudited) (concluded)

WPG PARTNERS

SMALL/MICRO CAP VALUE FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	28.7%	$10,447,020
Capital Goods	11.5	4,193,524
Real Estate Investment Trusts	10.0	3,662,857
Technology	10.0	3,646,368
Consumer Services	9.1	3,311,939
Transportation	7.4	2,705,861
Energy	6.0	2,184,299
Utilities	4.8	1,754,775
Health Care	4.2	1,538,256
Consumer Non-Durables	2.9	1,062,562
Consumer Durables	1.5	563,840
Mining & Metals	1.5	528,264
Basic Industries	1.0	348,090
Communications	0.4	153,470
SECURITIES LENDING COLLATERAL	11.4	4,141,270
LIABILITIES IN EXCESS OF OTHER ASSETS	(10.4)	(3,781,009)

NET ASSETS	100.0%	$36,461,386

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

GLOBAL EQUITY FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	16.6%	$46,407,949
Consumer Discretionary	15.3	42,944,300
Industrial	14.5	40,758,972
Health Care	13.3	37,288,662
Information Technology	13.2	36,866,850
Consumer Staples	7.6	21,217,482
Energy	7.4	20,630,756
Materials	5.7	16,010,258
Telecommunications Services	2.7	7,473,132
OTHER ASSETS IN EXCESS OF LIABILITIES	3.7	10,379,402

NET ASSETS	100.0%	$279,977,763

Portfolio holdings are subject to change at any time.
BOSTON PARTNERS

GLOBAL LONG/SHORT FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Consumer Discretionary	13.9%	$52,437,364
Industrials	13.7	51,878,837
Information Technology	13.6	51,457,451
Financials	13.5	51,020,283
Health Care	12.9	48,862,093
Energy	8.6	32,369,083
Consumer Staples	7.4	27,971,839
Materials	5.2	19,669,081
Telecommunication Services	1.9	7,026,750
WARRANTS	0.0	3,691
SECURITIES SOLD SHORT
Telecommunication Services	(0.5)	(1,862,784)
Materials	(3.8)	(14,514,343)
Energy	(4.3)	(16,099,961)
Consumer Staples	(4.6)	(17,201,998)
Health Care	(5.3)	(19,970,089)
Information Technology	(6.3)	(23,639,180)
Financials	(7.4)	(27,889,064)
Consumer Discretionary	(9.8)	(37,159,414)
Industrials	(12.7)	(47,800,662)
OPTIONS WRITTEN	(0.4)	(1,539,850)
OTHER ASSETS IN EXCESS OF LIABILITIES	64.2	242,500,196

NET ASSETS	100.0%	$377,519,323

Portfolio holdings are subject to change at any time.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

24	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS SMALL CAP VALUE FUND II	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—96.1%
Basic Industries—3.5%
Cloud Peak Energy, Inc. * (a)	247,158	$1,181,417
Graphic Packaging Holding Co.	290,136	4,090,918
Orchids Paper Products Co.	71,531	1,790,421
PolyOne Corp.	22,494	730,380
Schweitzer-Mauduit International, Inc.	58,552	2,068,642
Sensient Technologies Corp.	14,059	915,944

		10,777,722

Capital Goods—13.0%
Actuant Corp., Class A	71,261	1,527,836
Aegion Corp. *	83,638	1,538,939
Ampco-Pittsburgh Corp.	25,274	311,376
Brady Corp., Class A	69,007	1,515,394
Cabot Corp.	39,193	1,327,467
Cubic Corp.	72,286	3,044,686
Curtiss-Wright Corp.	27,382	1,799,271
Drew Industries, Inc.	70,633	3,903,180
Globe Specialty Metals, Inc.	120,621	1,657,333
Granite Construction, Inc.	47,429	1,636,301
Hillenbrand, Inc.	47,849	1,290,009
LSB Industries, Inc. *	42,387	1,013,473
MRC Global, Inc. *	89,461	1,162,098
Mueller Industries, Inc.	30,231	961,648
Orion Marine Group, Inc. *	182,771	1,312,296
Rofin-Sinar Technologies, Inc. *	38,021	968,395
Stock Building Supply Holdings, Inc. *	117,869	2,219,473
Terex Corp.	132,944	3,101,584
Tutor Perini Corp. *	69,662	1,233,017
WESCO International, Inc. *	56,134	3,141,820
World Fuel Services Corp.	141,812	5,481,034

		40,146,630

Consumer Durables—3.4%
Strattec Security Corp.	12,704	801,495
Tempur Sealy International, Inc. *	35,123	2,564,681
Thor Industries, Inc.	60,695	3,312,733
Tower International, Inc. *	91,197	2,229,767
Winnebago Industries, Inc.	78,101	1,599,508

		10,508,184

Consumer Non-Durables—3.6%
Blyth, Inc. *	124,291	742,017
Fresh Del Monte Produce, Inc.	38,779	1,535,261
Matthews International Corp., Class A	16,586	842,237
Nu Skin Enterprises, Inc., Class A (a)	43,392	1,982,147
Steven Madden Ltd. *	57,544	2,351,248
Take-Two Interactive Software, Inc. *	77,112	2,246,273
Universal Corp.	30,414	1,496,673

		11,195,856

Consumer Services—20.1%
Abercrombie & Fitch Co., Class A (a)	122,438	2,431,619
ABM Industries, Inc.	80,622	2,580,710

	Number of Shares	Value
Consumer Services—(continued)
American Eagle Outfitters, Inc. (a)	216,577	$3,686,141
Ascena Retail Group, Inc. *	91,090	1,099,456
Booz Allen Hamilton Holding Corp.	72,606	1,938,580
Brink’s Co., (The)	50,490	1,447,043
CBIZ, Inc. *	83,504	814,164
Civeo Corp.	298,217	581,523
Ennis, Inc.	33,290	543,626
Finish Line, Inc., (The), Class A	172,438	4,547,190
FTD Cos., Inc. *	65,424	1,955,523
FTI Consulting, Inc. *	52,290	2,084,279
G&K Services, Inc., Class A	28,110	1,900,517
Group 1 Automotive, Inc.	27,946	2,442,480
Heidrick & Struggles International, Inc.	60,547	1,180,061
ICF International, Inc. *	43,381	1,484,064
International Speedway Corp., Class A	62,422	2,003,122
KAR Auction Services, Inc.	93,794	3,474,130
Knoll, Inc.	73,174	1,750,322
Korn/Ferry International	28,709	978,116
Live Nation Entertainment, Inc. *	37,338	919,262
MAXIMUS, Inc.	36,564	2,213,950
Men’s Wearhouse, Inc., (The)	84,880	4,791,476
Navigant Consulting, Inc. *	188,851	2,981,957
Papa Murphy’s Holdings, Inc. *	187,589	2,772,565
Rent-A-Center, Inc.	48,408	1,301,691
RPX Corp. *	162,584	2,238,782
Starz, Class A *	46,155	1,735,890
Steiner Leisure Ltd. *	12,317	784,223
Tetra Tech, Inc.	79,638	2,068,995
Viad Corp.	22,812	623,680
XO Group, Inc. *	66,510	974,372

		62,329,509

Energy—2.8%
Contango Oil & Gas Co. *	16,860	156,967
Forum Energy Technologies, Inc. *	68,031	1,069,447
Helix Energy Solutions Group, Inc. *	207,184	1,439,929
Parsley Energy, Inc., Class A *	152,288	2,619,354
RSP Permian, Inc. *	68,036	1,628,782
Western Refining, Inc.	37,021	1,592,643

		8,507,122

Finance—21.0%
Air Lease Corp.	32,428	1,043,209
Ameris Bancorp	36,777	1,002,909
AMERISAFE, Inc.	28,790	1,345,645
Apollo Investment Corp. (a)	103,197	671,812
Assured Guaranty Ltd.	67,942	1,716,215
BBCN Bancorp, Inc.	208,115	3,028,073
CenterState Banks, Inc.	85,219	1,177,727
Columbia Banking System, Inc.	44,059	1,335,428
Essent Group Ltd. *	91,789	2,459,027
Federal Agricultural Mortgage Corp., Class C	90,020	2,130,773
Fifth Street Finance Corp.	144,019	941,884
First American Financial Corp.	150,847	5,861,914
First Cash Financial Services, Inc. *	8,924	368,293

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	25

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS SMALL CAP VALUE FUND II (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Finance—(continued)
First Citizens BancShares, Inc., Class A	5,226	$1,239,503
First NBC Bank Holding Co. *	51,978	1,819,230
FirstMerit Corp.	98,763	1,773,783
Flushing Financial Corp.	41,801	833,930
Gladstone Capital Corp. (a)	24,430	221,580
Global Indemnity PLC *	22,213	596,197
Heritage Financial Corp.	53,773	952,858
Infinity Property & Casualty Corp.	17,419	1,346,140
James Rivers Group Holdings, Ltd.	64,756	1,787,266
Maiden Holdings Ltd.	250,216	3,585,595
Nationstar Mortgage Holdings, Inc. * (a)	121,084	2,024,524
Navigators Group, Inc., (The) *	13,877	1,055,346
Nelnet, Inc., Class A	61,280	2,307,192
OneBeacon Insurance Group Ltd., Class A	96,326	1,391,911
Park Sterling Corp.	68,198	491,708
PHH Corp. *	114,611	1,856,698
Radian Group, Inc.	106,552	1,915,805
Safety Insurance Group, Inc.	15,731	827,136
SLM Corp. *	140,723	1,193,331
StanCorp Financial Group, Inc.	21,763	2,474,671
Stewart Information Services Corp.	102,364	3,965,581
Symetra Financial Corp.	120,901	3,804,754
Walker & Dunlop, Inc. *	145,314	3,535,490
Washington Federal, Inc.	44,645	1,012,995

		65,096,133

Health Care—10.1%
Amsurg Corp. *	32,935	2,582,763
Chemed Corp.	25,822	3,520,830
Hanger, Inc. *	69,526	1,246,601
ICON PLC *	35,494	2,733,038
Integra LifeSciences Holdings Corp. *	46,161	2,768,737
Kindred Healthcare, Inc.	129,231	2,594,958
LHC Group, Inc. *	26,914	1,165,376
LifePoint Health, Inc. *	23,484	1,834,805
Omnicell, Inc. *	39,940	1,357,161
Owens & Minor, Inc. (a)	41,475	1,409,735
PAREXEL International Corp. *	34,774	2,285,347
SeaSpine Holdings Corp. *	15,387	217,418
Select Medical Holdings Corp.	139,256	1,796,402
Symmetry Surgical, Inc. *	203,793	1,828,023
U.S. Physical Therapy, Inc.	83,634	3,842,982

		31,184,176

Real Estate Investment Trusts—8.0%
Altisource Residential Corp.	40,338	615,961
American Capital Mortgage Investment Corp.	45,709	697,976
American Residential Properties, Inc.	112,504	1,906,943
Anworth Mortgage Asset Corp.	191,763	964,568
Ares Commercial Real Estate Corp.	169,120	2,117,382
Chatham Lodging Trust	91,412	2,097,905
Colony Financial, Inc.	34,785	755,182
CYS Investments, Inc.	340,941	2,662,749

	Number of Shares	Value
Real Estate Investment Trusts—(continued)
Gladstone Commercial Corp.	28,150	$405,360
Hatteras Financial Corp.	144,336	2,342,573
MFA Financial, Inc.	448,896	3,191,651
Monmouth Real Estate Investment Corp.	110,030	1,047,486
QTS Realty Trust, Inc., Class A	25,285	1,016,204
Silver Bay Realty Trust Corp.	65,109	1,019,607
Two Harbors Investment Corp.	410,327	3,881,693

		24,723,240

Technology—8.7%
Bel Fuse, Inc., Class B	90,110	1,591,343
Belden, Inc.	62,918	3,170,438
Brooks Automation, Inc.	70,311	729,828
Coherent, Inc. *	23,532	1,371,916
Convergys Corp.	42,215	954,059
EnerSys	74,316	3,973,677
Insight Enterprises, Inc. *	30,484	771,550
Magnachip Semiconductor Corp. * (a)	66,338	567,190
NETGEAR, Inc. *	45,069	1,369,196
PC Connection, Inc.	20,275	427,194
Sykes Enterprises, Inc. *	128,132	3,222,520
SYNNEX Corp.	64,773	5,129,374
TeleTech Holdings, Inc.	110,835	2,998,087
Teradyne, Inc.	43,139	778,228

		27,054,600

Transportation—1.5%
Diana Shipping, Inc. *	140,147	953,000
Landstar System, Inc.	13,403	887,279
Virgin America, Inc. * (a)	84,816	2,767,546

		4,607,825

Utilities—0.4%
PNM Resources, Inc.	54,042	1,384,016

TOTAL COMMON STOCK (Cost $251,708,626)		297,515,013

SECURITIES LENDING COLLATERAL—3.1%
BlackRock Liquidity TempFund, Institutional Shares	9,627,911	9,627,911

TOTAL SECURITIES LENDING COLLATERAL (Cost $9,627,911)		9,627,911

TOTAL INVESTMENTS—99.2% (Cost $261,336,537)		307,142,924

OTHER ASSETS IN EXCESS OF LIABILITIES—0.8%		2,387,801

NET ASSETS—100.0%		$309,530,725

PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2015, the market value of securities on loan was $9,582,054.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS SMALL CAP VALUE FUND II (concluded)	PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund’s investments as of August 31, 2015 is as follows (see Note 1 in the Notes to Financial Statements):

	Total Value as of August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock *	$297,515,013	$297,515,013	$—	$—
Securities Lending Collateral	9,627,911	9,627,911	—	—

Total Assets	$307,142,924	$307,142,924	$—	$—

*	See Portfolio of Investments detail for industry and security type breakout.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	27

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT EQUITY FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
LONG POSITIONS—101.3%
COMMON STOCK—98.8%
Basic Industries—8.0%
AEP Industries, Inc. * †	98,173	$5,345,517
AgroFresh Solutions, Inc. * (a) †	349,673	3,409,312
Alcoa, Inc.	138,423	1,308,097
American Vanguard Corp. †	318,135	4,250,284
Cloud Peak Energy, Inc. * (a)	187,200	894,816
Crown Holdings, Inc. * †	76,447	3,789,478
Eastman Chemical Co. †	61,526	4,458,174
Freeport-McMoRan Copper & Gold, Inc. †	171,252	1,822,121
Greif, Inc., Class B †	39,678	1,408,172
Koppers Holdings, Inc. †	90,963	1,892,030
Monsanto Co. †	27,248	2,660,767
Owens-Illinois, Inc. * †	112,655	2,348,857
Pan American Silver Corp. (a)	144,531	1,001,600
POSCO — ADR	50,399	2,036,120
Praxair, Inc.	23,052	2,437,749
Reliance Steel & Aluminum Co. †	61,679	3,584,783
UFP Technologies, Inc. *	151,149	3,252,726
Universal Stainless & Alloy Products, Inc. *	71,555	929,499

		46,830,102

Capital Goods—11.7%
Actuant Corp., Class A †	116,741	2,502,927
AECOM Technology Corp. * †	119,905	3,297,388
Alamo Group, Inc. †	83,215	4,284,740
Babcock & Wilcox Enterprises, Inc. * †	67,921	1,253,142
Caterpillar, Inc.	31,052	2,373,615
Cemex SAB de CV ADR * †	226,075	1,776,950
Chicago Bridge & Iron Co. NV (a) †	53,666	2,376,330
Commercial Metals Co. †	133,164	2,090,675
Crane Co. †	45,723	2,402,286
Esterline Technologies Corp. *	77,356	6,320,759
Fluor Corp. †	71,640	3,268,217
Global Brass & Copper Holdings, Inc. †	240,386	4,721,181
Great Lakes Dredge & Dock Corp. *	346,730	1,924,352
Joy Global, Inc. (a) †	68,497	1,658,997
Pentair PLC	33,918	1,875,326
Preformed Line Products Co. †	70,568	2,138,210
Raytheon Co.	36,787	3,772,875
Rofin-Sinar Technologies, Inc. * †	155,411	3,958,318
Safran SA — ADR †	167,342	3,259,822
Terex Corp.	98,940	2,308,270
United Technologies Corp.	55,204	5,057,238
WESCO International, Inc. * (a) †	58,649	3,282,585
World Fuel Services Corp. †	68,509	2,647,873

		68,552,076

Communications—5.3%
Alaska Communications Systems Group, Inc. *	1,367,757	3,036,421
Blucora, Inc. * †	436,180	6,089,073

	Number of Shares	Value
Communications—(continued)
Discovery Communications, Inc. * †	164,462	$4,170,756
GoldMoney, Inc. *	561,309	2,082,082
GoldMoney, Inc. 144A *	466,200	1,729,292
Hawaiian Telcom Holdco, Inc. * †	244,249	5,375,920
Iridium Communications, Inc. * †	669,347	4,986,635
Tremor Video, Inc. *	378,643	768,645
Verisign, Inc * (a) †	42,650	2,940,291

		31,179,115

Consumer Durables—1.3%
Dorel Industries, Inc., Class B	81,612	2,188,018
Helen of Troy Ltd. * †	19,845	1,689,603
Tenneco, Inc. * †	77,970	3,668,489

		7,546,110

Consumer Non-Durables—2.6%
Johnson Outdoors, Inc., Class A	79,261	1,987,073
Leucadia National Corp. †	193,359	4,149,484
Procter & Gamble Co.	59,620	4,213,345
Unilever NV †	88,488	3,550,139
Vince Holding Corp. *	153,633	1,410,351

		15,310,392

Consumer Services—17.5%
Amaya, Inc *	71,432	1,488,800
Ascena Retail Group, Inc. *	151,339	1,826,662
Atento SA * (a)	440,238	4,877,837
Cenveo, Inc. * (a)	717,931	1,234,841
Civeo Corp.	518,140	1,010,373
CVS Health Corp. †	57,158	5,852,979
Destination Maternity Corp. †	193,903	2,200,799
Essendant, Inc. †	155,683	5,371,064
Fogo De Chao, Inc. * (a)	30,000	576,600
FTD Cos., Inc. * †	79,471	2,375,388
Genesco, Inc. * †	41,570	2,489,627
GNC Holdings, Inc., Class A †	77,627	3,632,944
H&R Block, Inc. †	155,637	5,294,771
Harte-Hanks, Inc.	306,954	1,181,773
ICF International, Inc. *	51,201	1,751,586
International Game Technology PLC (a)	104,356	1,771,965
International Speedway Corp., Class A †	245,661	7,883,261
ITE Group PLC	582,911	1,341,401
Liberty Interactive Corp., Class A * †	120,342	3,254,048
Liberty Ventures, Series A * †	17,109	679,741
Markit Ltd. *	21,285	608,325
McDonald’s Corp.	19,777	1,879,211
New Oriental Education & Technology Group, Inc. — Sponsored ADR †	100,451	2,058,241
Overstock.com, Inc. * (a) †	233,427	4,586,841
Providence Service Corp. * †	58,549	2,624,752
Realogy Holdings Corp. * †	58,428	2,354,648
Rush Enterprises, Inc., Class B *	145,080	3,278,808
Salem Media Group, Inc.	71,689	458,810
SeaWorld Entertainment, Inc. (a) †	82,388	1,466,506

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

28	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Consumer Services—(continued)
Shake Shack, Inc., Class A * (a)	29,375	$1,466,988
Speedway Motorsports, Inc. †	208,492	4,034,320
Systemax, Inc. * †	349,873	3,190,842
Tetra Tech, Inc. †	87,420	2,271,172
Time Warner, Inc.	67,063	4,768,179
Tropicana Entertainment, Inc. *	88,833	1,412,445
United Natural Foods, Inc. †	73,400	3,534,210
Walgreens Boots Alliance, Inc. †	47,974	4,152,150
Wyndham Worldwide Corp. †	34,693	2,653,321

		102,896,229

Energy—8.9%
Canadian Natural Resources Ltd. †	108,317	2,433,883
Core Laboratories NV (a)	18,126	2,096,816
Dawson Geophysical Co. *	536,061	2,481,962
EOG Resources, Inc.	43,118	3,376,571
Exxon Mobil Corp. †	127,162	9,567,669
Gazprom OAO — Sponsored ADR	322,286	1,456,733
Halliburton Co. †	49,596	1,951,603
Kinder Morgan, Inc.	95,547	3,096,678
Lukoil OAO — Sponsored ADR	33,187	1,281,350
National Oilwell Varco, Inc.	28,498	1,206,320
Occidental Petroleum Corp. †	63,231	4,616,495
Pacific Drilling SA * (a)	205,716	411,432
Parsley Energy, Inc., Class A * †	137,288	2,361,354
Phillips 66	34,714	2,744,836
Rice Energy, Inc. *	65,688	1,277,632
Royal Dutch Shell PLC, Class A —ADR	60,293	3,190,706
Suncor Energy, Inc.	160,167	4,523,116
TransGlobe Energy Corp. (a)	489,322	1,668,588
Valero Energy Corp.	44,369	2,632,856

		52,376,600

Finance—19.5%
ACE Ltd. †	46,410	4,741,246
AerCap Holdings NV * †	92,718	3,897,865
American International Group, Inc. †	186,889	11,276,882
Aspen Insurance Holdings Ltd. †	71,095	3,263,971
Axis Capital Holdings Ltd. †	42,988	2,407,328
Bank of America Corp. †	442,284	7,226,921
Berkshire Hathaway, Inc., Class B * †	67,684	9,072,363
Century Bancorp, Inc., Class A †	33,518	1,397,365
CIT Group, Inc. †	54,425	2,364,222
Citigroup, Inc. †	133,792	7,155,196
Del Taco Restaurants, Inc. * (a) †	277,809	3,525,396
Endurance Specialty Holdings Ltd. †	83,760	5,339,700
ePlus, Inc. * †	24,427	1,849,612
Fairfax Financial Holdings Ltd. †	4,085	1,905,816
Flushing Financial Corp. †	88,546	1,766,493
JPMorgan Chase & Co. †	120,125	7,700,013
Lake Sunapee Bank Group	26,815	394,985
Loews Corp. †	97,735	3,562,441

	Number of Shares	Value
Finance—(continued)
Maiden Holdings Ltd. †	584,140	$8,370,726
National Western Life Insurance Co., Class A †	8,710	1,980,828
PHH Corp. * †	89,472	1,449,446
Renaissance Holdings Ltd. †	37,909	3,864,823
Sprott, Inc.	4,794,896	8,200,453
Steel Excel, Inc. * †	127,172	2,479,854
Validus Holdings Ltd. †	121,102	5,362,397
White Mountains Insurance Group Ltd. †	5,636	4,054,031

		114,610,373

Health Care—10.6%
Alphatec Holdings, Inc. *	1,171,944	673,868
Amgen, Inc. †	22,957	3,484,413
Biolase Technology, Inc. *	1,211,150	1,816,725
DaVita HealthCare Partners, Inc. * †	77,610	5,870,420
Express Scripts Holding Co. * †	62,839	5,253,340
Fresenius Medical Care AG & Co. KGaA — ADR †	146,068	5,568,112
Laboratory Corp. of America Holdings * †	29,788	3,509,324
LHC Group, Inc. * †	108,952	4,717,622
LifePoint Health, Inc. *	21,891	1,710,344
Lion Biotechnologies, Inc * (a)	334,763	2,380,165
McKesson Corp.	15,586	3,079,482
Merck & Co., Inc.	91,402	4,921,998
PharMerica Corp. * †	215,732	7,058,751
Sanofi — ADR †	59,487	2,910,104
Teva Pharmaceutical Industries Ltd. — Sponsored ADR †	82,245	5,297,400
UnitedHealth Group, Inc. †	35,414	4,097,400

		62,349,468

Real Estate Investment Trusts—1.1%
Blackstone Mortgage Trust, Inc., Class A †	68,235	1,889,427
Hatteras Financial Corp. †	132,787	2,155,133
Two Harbors Investment Corp. †	247,151	2,338,048

		6,382,608

Technology—11.3%
Alpha & Omega Semiconductor Ltd. *	203,575	1,557,349
ARRIS Group, Inc. * †	316,306	8,356,805
Box, Inc., Class A * (a)	136,959	1,846,207
CIBER, Inc. *	269,879	922,986
Cognizant Technology Solutions Corp., Class A * †	37,355	2,351,124
Computer Task Group, Inc.	105,278	706,415
Comtech Telecommunications Corp. †	164,657	4,393,049
Covisint Corp. *	360,193	972,521
CSG Systems International, Inc. †	195,299	6,036,692
Dolby Laboratories, Inc. Class A †	72,969	2,375,871

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	29

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Technology—(continued)
Energy Focus, Inc. * (a)	60,206	$1,318,512
Fairchild Semiconductor International, Inc *	204,841	2,785,838
Flextronics International Ltd. * †	224,471	2,359,190
Generac Holdings, Inc. * †	48,165	1,489,262
Houston Wire & Cable Co.	214,508	1,638,841
Ingram Micro, Inc., Class A †	111,949	3,029,340
International Business Machines Corp. †	32,038	4,738,100
Jabil Circuit, Inc. †	119,604	2,314,337
Open Text Corp.	58,956	2,671,886
Oracle Corp. †	64,728	2,400,762
Pegasystems, Inc. †	109,819	2,691,664
Quality Systems, Inc.	188,044	2,555,518
ScanSource, Inc. *	24,318	928,948
Sykes Enterprises, Inc. * †	119,451	3,004,193
Vishay Intertechnology, Inc.	311,448	3,077,106

		66,522,516

Transportation—0.5%
Con-way, Inc. †	92,009	3,238,717

		3,238,717

Utilities—0.5%
AES Corp. †	273,782	3,285,384

TOTAL COMMON STOCK (Cost $550,681,917)		581,079,690

	Number of Contracts
OPTIONS PURCHASED ††—0.4%
GNC Holdings, Inc. * Call Options Expires 01/20/17 Strike Price $42.50	510	481,950
McDonald’s Corp. * Call Options Expires 01/20/17 Strike Price $90.00	800	840,000
Outerwall, Inc. * Call Options Expires 01/15/16 Strike Price $60.00	657	450,045
Outerwall, Inc. * Call Options Expires 01/15/16 Strike Price $65.00	599	269,550

TOTAL OPTIONS PURCHASED (Cost $2,467,932)		2,041,545

	Number of Shares
WARRANTS—0.1%
BitMoney, Inc. Exercise Price CAD 1.35, Expires 08/18/16 * ‡	262,555	562,789

TOTAL WARRANTS (Cost $84,018)		562,789

	Number of Shares	Value
SECURITIES LENDING COLLATERAL—2.0%
BlackRock Liquidity TempFund, Institutional Shares	11,779,621	$11,779,621

TOTAL SECURITIES LENDING COLLATERAL (Cost $11,779,621)		11,779,621

TOTAL INVESTMENTS—101.3% (Cost $565,013,488)		595,463,645

SECURITIES SOLD SHORT—(75.0%)
COMMON STOCK—(75.0%)
Basic Industries—(0.3%)
Kennady Diamonds, Inc. *	(45,900)	(122,455)
NewMarket Corp.	(3,858)	(1,478,540)
Tanzanian Royalty Exploration Corp. *	(171,865)	(55,822)

		(1,656,817)

Capital Goods—(4.2%)
Applied Energetics, Inc. *	(238,070)	(500)
Builders FirstSource, Inc. *	(203,572)	(3,014,901)
DynaMotive Energy Systems Corp. * ‡	(72,185)	(7)
Installed Building Products, Inc. *	(100,459)	(2,684,264)
Interface, Inc.	(111,835)	(2,710,880)
Martin Marietta Materials, Inc.	(13,428)	(2,253,218)
NN, Inc.	(51,332)	(1,242,748)
Smith & Wesson Holding Corp. *	(100,205)	(1,811,706)
Taser International, Inc. *	(121,583)	(2,845,042)
Vipshop Holdings Ltd. *	(179,704)	(3,232,875)
Vulcan Materials Co.	(22,625)	(2,118,153)
Wabash National Corp. *	(118,658)	(1,451,187)
Zagg, Inc. *	(193,675)	(1,417,701)

		(24,783,182)

Communications—(5.6%)
1-800-FLOWERS.COM, Inc., Class A *	(388,010)	(3,255,404)
CTC Communications Group, Inc. * ‡	(98,900)	0
Descartes Systems Group, Inc., (The) *	(123,605)	(2,134,658)
Equinix, Inc.	(20,112)	(5,425,614)
Etsy, Inc. *	(359,947)	(5,158,041)
Grubhub, Inc. *	(156,210)	(4,131,755)
Interliant, Inc. * ‡	(600)	0
LinkedIn Corp., Class A *	(12,051)	(2,176,411)
LivePerson, Inc. *	(129,999)	(1,189,491)
Marketo, Inc. *	(76,729)	(2,149,179)
MicroStrategy, Inc., Class A *	(11,843)	(2,353,204)
Rubicon Project, Inc. (The) *	(82,072)	(1,181,837)
Shutterstock, Inc. *	(20,509)	(687,257)
Straight Path Communications Inc. *	(58,447)	(1,329,669)
TechTarget, Inc. *	(17,043)	(157,307)
Twitter, Inc. *	(49,719)	(1,381,691)

		(32,711,518)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

30	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Consumer Durables—(4.1%)
American Axle & Manaufacturing Holdings, Inc. *	(68,529)	$(1,384,286)
Cavco Industries, Inc. *	(29,660)	(2,122,173)
GoPro, Inc., Class A *	(49,930)	(2,326,239)
Mobileye NV *	(131,295)	(7,426,045)
Motorcar Parts of America, Inc. *	(77,361)	(2,467,042)
Qsound Labs, Inc. * ‡	(4,440)	(18)
Select Comfort Corp. *	(74,726)	(1,819,578)
Tesla Motors, Inc. *	(25,925)	(6,456,881)

		(24,002,262)

Consumer Non-Durables—(2.8%)
Amish Naturals, Inc. * ‡	(25,959)	0
Amplify Snack Brands, Inc. *	(92,232)	(1,215,618)
Columbia Sportswear Co.	(22,694)	(1,392,731)
Farmer Bros Co. *	(66,644)	(1,523,482)
Fitbit, Inc. *	(30,966)	(1,068,017)
Freshpet, Inc. *	(102,669)	(1,333,670)
G-III Apparel Group, Ltd. *	(17,304)	(1,199,686)
Hain Celestial Group, Inc., (The) *	(66,759)	(4,062,953)
IGI Laboratories, Inc. *	(144,112)	(1,128,397)
Mead Johnson Nutrition Co	(22,751)	(1,782,313)
MGP Ingredients, Inc.	(113,640)	(1,811,422)
Valence Technology, Inc. * ‡	(27,585)	(3)

		(16,518,292)

Consumer Services—(13.7%)
Barrett Business Services, Inc.	(41,565)	(1,481,792)
BJ’s Restaurants, Inc. *	(40,311)	(1,732,970)
Buffalo Wild Wings, Inc. *	(19,759)	(3,747,887)
Chegg, Inc. *	(173,300)	(1,287,619)
Conn’s, Inc. *	(71,507)	(2,134,484)
Container Store Group, Inc. (The) *	(213,159)	(3,604,519)
Corporate Resource Services, Inc. *	(218,896)	(1,204)
Coupons.com, Inc.	(158,150)	(1,477,121)
Habit Restaurants Inc., (The) *	(95,889)	(2,389,554)
HealthEquity, Inc. *	(92,838)	(2,722,010)
HomeAway, Inc. *	(71,776)	(2,059,253)
inContact, Inc. *	(156,504)	(1,181,605)
John B. Sanfilippo & Son, Inc.	(47,757)	(2,468,559)
Lululemon Athletica, Inc. *	(25,401)	(1,625,918)
Mattress Firm Holding Corp. *	(26,006)	(1,562,701)
Medidata Solutions, Inc. *	(31,683)	(1,521,418)
Netflix, Inc. *	(70,050)	(8,057,852)
Red Robin Gourmet Burgers, Inc. *	(37,414)	(2,947,849)
Royal Caribbean Cruises Ltd.	(24,043)	(2,119,631)
Sears Holdings Corp. *	(114,241)	(3,047,950)
Shake Shack, Inc., Class A *	(48,853)	(2,439,719)
Sprouts Farmers Market, Inc. *	(49,863)	(1,015,709)
Sturm Ruger & Co., Inc.	(30,761)	(1,934,559)
Texas Roadhouse, Inc.	(106,228)	(3,823,146)
Tile Shop Holdings, Inc. *	(344,188)	(4,095,837)
Viggle, Inc. *	(61)	(77)
VistaPrint NV	(51,141)	(3,578,847)
Whitewave Foods Co., (The) *	(37,800)	(1,744,092)

	Number of Shares	Value
Consumer Services—(continued)
Williams-Sonoma, Inc.	(35,335)	$(2,686,520)
World Wrestling Entertainment, Inc., Class A	(178,105)	(3,572,786)
Zillow Group, Inc., Class A *	(45,844)	(1,163,521)
Zillow Group, Inc., Class C *	(93,435)	(2,304,107)
Zoe’s Kitchen, Inc.	(76,789)	(2,652,292)
zulily, Inc., Class A *	(131,772)	(2,338,953)

		(80,522,061)

Energy—(0.5%)
Beard Co. *	(9,710)	(12)
Neste Oil OYJ	(114,080)	(2,924,618)

		(2,924,630)

Finance—(2.9%)
Bofi Holding, Inc. *	(24,474)	(2,835,068)
Credit Acceptance Corp. *	(25,548)	(5,206,938)
IDI, Inc.	(58,888)	(412,216)
LendingClub Corp. *	(478,259)	(6,002,150)
WisdomTree Investments, Inc.	(130,040)	(2,438,250)

		(16,894,622)

Health Care—(18.5%)
AAC Holdings, Inc. *	(114,012)	(2,691,823)
Accelerate Diagnostics, Inc. *	(210,318)	(4,126,439)
Accuray, Inc. *	(230,867)	(1,590,674)
Air Methods Corp. *	(45,745)	(1,713,150)
Albany Molecular Research, Inc. *	(193,669)	(3,861,760)
Alder Biopharmaceuticals, Inc. *	(24,828)	(962,085)
Alexion Pharmaceuticals, Inc. *	(7,221)	(1,243,384)
Align Technology, Inc. *	(36,634)	(2,073,484)
Amphastar Pharmaceuticals, Inc. *	(53,802)	(692,432)
Anacor Pharmaceuticals, Inc. *	(14,307)	(1,865,776)
Ani Pharmaceuticals, Inc. *	(69,779)	(3,403,122)
Aratana Therapeutics, Inc. *	(139,756)	(2,468,091)
athenahealth, Inc. *	(22,099)	(2,938,504)
BioTime, Inc. *	(85,880)	(259,358)
BodyTel Scientific, Inc. * ‡	(4,840)	0
CareView Communications, Inc. *	(207,465)	(68,463)
Cerner Corp. *	(18,998)	(1,173,316)
Concordia Healthcare Corp.	(31,557)	(2,460,815)
Corcept Therapeutics, Inc. *	(242,358)	(1,211,790)
Corindus Vascular Robotics, Inc. *	(350,167)	(1,225,585)
DexCom, Inc. *	(28,550)	(2,687,697)
EndoChoice Holdings, Inc. *	(60,402)	(1,020,794)
Endologix, Inc. *	(183,554)	(2,382,531)
Exact Sciences Corp. *	(74,762)	(1,652,988)
GenMark Diagnostics, Inc. *	(138,738)	(1,434,551)
Halozyme Therapeutics, Inc. *	(63,734)	(1,112,796)
HealthStream, Inc. *	(154,379)	(3,836,318)
HeartWare International, Inc. *	(41,012)	(3,510,627)
Inogen, Inc. *	(50,942)	(2,510,931)
Inovio Pharmaceuticals, Inc *	(114,975)	(861,163)
Insulet Corp. *	(89,295)	(2,652,954)
Insys Therapeutics, Inc. *	(104,780)	(3,396,968)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	31

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Health Care—(continued)
Intrexon Corp. *	(71,658)	$(3,188,781)
Intuitive Surgical, Inc. *	(5,185)	(2,649,276)
InVivo Therapeutics Holdings Corp. *	(84,574)	(824,597)
Ironwood Pharmaceuticals, Inc. *	(89,067)	(979,737)
Isis Pharmaceuticals, Inc. *	(46,914)	(2,354,145)
MiMedx Group, Inc. *	(402,735)	(3,910,557)
Mindray Medical International Ltd. — ADR	(65,519)	(1,586,870)
NanoString Technologies, Inc *	(77,495)	(1,178,699)
Nevro Corp. *	(25,904)	(1,166,457)
Novadaq Technologies, Inc. *	(220,542)	(2,547,260)
Novavax, Inc. *	(137,554)	(1,481,457)
NuVasive, Inc. *	(47,491)	(2,503,726)
Opko Health, Inc. *	(103,248)	(1,117,143)
Osiris Therapeutics, Inc. *	(147,531)	(2,655,558)
OvaScience, Inc. *	(81,371)	(1,581,852)
PDL BioPharma, Inc.	(265,734)	(1,501,397)
Quotient Ltd. *	(23,365)	(383,186)
Relypsa, Inc. *	(15,168)	(348,257)
Retrophin, Inc. *	(73,353)	(2,011,339)
Rockwell Medical, Inc. *	(140,223)	(1,678,469)
Sarepta Therapeutics, Inc. *	(51,445)	(1,836,587)
Spectranetics Corp. *	(88,342)	(1,488,563)
Synergy Pharmaceuticals, Inc. *	(158,374)	(1,108,618)
TherapeuticsMD, Inc. *	(295,387)	(1,810,722)
Utah Medical Products, Inc.	(10,951)	(584,674)
Wright Medical Group, Inc. *	(134,041)	(3,092,326)

		(108,660,622)

Real Estate Investment Trusts—(0.3%)
Digital Realty Trust, Inc.	(27,390)	(1,734,335)

		(1,734,335)

Technology—(19.9%)
Aerohive Networks, Inc. *	(232,923)	(1,448,781)
Alliance Fiber Optic Products, Inc.	(158,601)	(2,991,215)
Ambarella, Inc. *	(11,243)	(1,075,168)
ANTs Software, Inc. *	(10,334)	(1)
Arista Networks, Inc. *	(27,281)	(2,040,346)
ARM Holdings PLC — Sponsored ADR	(31,361)	(1,322,180)
ASML Holding NV	(19,580)	(1,782,172)
Barracuda Networks, Inc. *	(38,906)	(1,022,839)
Blackbaud, Inc.	(30,834)	(1,761,855)
Box, Inc., Class A *	(551,001)	(7,427,493)
Capstone Turbine Corp. *	(675,539)	(271,296)
Castlight Health, Inc., Class B *	(111,875)	(591,819)
Cavium, Inc. *	(77,629)	(5,280,325)
Ciena Corp. *	(167,583)	(3,747,156)
Cirrus Logic, Inc. *	(147,988)	(4,463,318)
Consygen, Inc. * ‡	(200)	0
CyberArk Software Ltd. *	(44,901)	(2,292,196)
Demandware, Inc. *	(36,512)	(2,037,004)
Ellie Mae, Inc. *	(44,166)	(3,198,943)
Endurance International Group Holdings, Inc. *	(133,945)	(2,048,019)

	Number of Shares	Value
Technology—(continued)
Ener1, Inc. *	(102,820)	$(10)
Energy Focus, Inc. *	(112,473)	(2,463,159)
Entegris, Inc. *	(83,493)	(1,146,359)
Finisar Corp. *	(132,411)	(2,043,102)
FireEye, Inc. *	(79,664)	(3,009,706)
GT Advanced Technologies, Inc. *	(198,179)	(30,004)
Guidewire Software, Inc. *	(69,437)	(3,882,223)
Himax Technologies, Inc. — ADR	(146,824)	(1,016,022)
Hortonworks, Inc. *	(97,760)	(2,322,778)
HubSpot, Inc. *	(46,316)	(2,190,284)
Infinera Corp. *	(211,360)	(4,611,875)
KLA-Tencor Corp.	(28,914)	(1,448,881)
Neonode, Inc. *	(206,220)	(604,225)
Nestor, Inc. * ‡	(15,200)	(2)
NetSuite, Inc. *	(35,422)	(3,147,245)
Palo Alto Networks, Inc. *	(12,407)	(2,037,478)
PowerSecure International, Inc. *	(74,564)	(899,242)
Proofpoint, Inc. *	(41,708)	(2,349,829)
Q2 Holdings, Inc. *	(67,715)	(1,771,424)
Qlik Technologies, Inc. *	(76,976)	(2,914,311)
SciQuest Inc *	(124,160)	(1,363,277)
Skyworks Solutions, Inc.	(43,062)	(3,761,466)
Splunk, Inc. *	(28,683)	(1,777,486)
Tableau Software, Inc., Class A *	(18,256)	(1,719,168)
Taiwan Semiconductor Manufacturing Co., Ltd. — Sponsored ADR	(73,966)	(1,470,444)
Textura Corp. *	(81,788)	(2,115,038)
Tiger Telematics, Inc. * ‡	(6,510)	0
Tower Semiconductor Ltd. *	(212,110)	(2,568,652)
Uni-Pixel, Inc. *	(19,665)	(22,811)
Universal Display Corp. *	(148,307)	(5,463,630)
Veeva Systems, Inc., Class A *	(116,201)	(3,009,606)
VeriFone Systems, Inc. *	(46,407)	(1,449,755)
Vicor Corp. *	(206,044)	(2,010,989)
Workday, Inc., Class A *	(53,985)	(3,792,986)
Workiva, Inc. *	(270,850)	(3,881,281)
WorldGate Communications, Inc. * ‡	(582,655)	(58)
Xybernaut Corp. * ‡	(34,156)	0

		(117,096,932)

Transportation—(1.6%)
American Railcar Industries, Inc.	(144,002)	(5,970,323)
GATX Corp.	(23,912)	(1,185,318)
Student Transportation, Inc.	(575,993)	(2,373,091)

		(9,528,732)

Utilities—(0.6%)
Genie Energy, Ltd.	(153,241)	(1,639,679)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

32	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Utilities—(continued)
SolarCity Corp. *	(44,824)	$(2,164,103)

		(3,803,782)

TOTAL COMMON STOCK (Proceeds $426,084,245)		(440,837,787)

TOTAL SECURITIES SOLD SHORT—(75.0%) (Proceeds $426,084,245)		(440,837,787)

	Number of Contracts
OPTIONS WRITTEN ††—(0.3%)
BP PLC Put Options Expires 01/15/16 Strike Price $47.00	(1,052)	(1,499,100)

TOTAL OPTIONS WRITTEN (Premiums received $649,513)		(1,499,100)

OTHER ASSETS IN EXCESS OF LIABILITIES—74.0%		435,083,889

NET ASSETS—100.0%		$588,210,647

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2015, these securities amounted to $1,729,292 or 0.3% of net assets. These 144A securities have not been deemed illiquid.
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2015, the market value of securities on loan was $10,850,544.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
††	—	Primary risk exposure is equity contracts.
‡	—	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.‘s Board of Directors. As of August 31, 2015, long positions amounted to $562,789 or 0.1% of net assets; short positions amounted to ($88) or 0.0% of net assets.

A summary of the inputs used to value the Fund’s investments as of August 31, 2015 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Basic Industries	$46,830,102	$46,830,102	$—	$—
Capital Goods	68,552,076	68,552,076	—	—
Communications	31,179,115	31,179,115	—	—
Consumer Durables	7,546,110	7,546,110	—	—
Consumer Non-Durables	15,310,392	15,310,392	—	—
Consumer Services	102,896,229	101,554,828	1,341,401	—
Energy	52,376,600	52,376,600	—	—
Finance	114,610,373	114,610,373	—	—
Health Care	62,349,468	62,349,468	—	—
Real Estate Investment Trusts	6,382,608	6,382,608	—	—
Technology	66,522,516	66,522,516	—	—
Transportation	3,238,717	3,238,717	—	—
Utilities	3,285,384	3,285,384	—	—
Options Purchased
Equity Contracts	2,041,545	2,041,545	—	—
Warrants	562,789	—	—	562,789
Securities Lending Collateral	11,779,621	11,779,621	—	—

Total Assets	$595,463,645	$593,559,455	$1,341,401	$562,789

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	33

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT EQUITY FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Total Value as of August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Basic Industries	$(1,656,817)	$(1,656,817)	$—	$—
Capital Goods	(24,783,182)	(24,783,175)	—	(7)
Communications	(32,711,518)	(32,711,518)	—	—
Consumer Durables	(24,002,262)	(24,002,244)	—	(18)
Consumer Non-Durables	(16,518,292)	(16,518,289)	—	(3)
Consumer Services	(80,522,061)	(80,522,061)	—	—
Energy	(2,924,630)	(12)	(2,924,618)	—
Finance	(16,894,622)	(16,894,622)	—	—
Health Care	(108,660,622)	(108,660,622)	—	—
Real Estate Investment Trusts	(1,734,335)	(1,734,335)	—	—
Technology	(117,096,932)	(117,096,861)	(11)	(60)
Transportation	(9,528,732)	(9,528,732)	—	—
Utilities	(3,803,782)	(3,803,782)	—	—
Options Written
Equity Contracts	(1,499,100)	(1,499,100)	—	—

Total Liabilities	$(442,336,887)	$(439,412,170)	$(2,924,629)	$(88)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

34	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT RESEARCH FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
LONG POSITIONS—95.3%
COMMON STOCK—95.3%
Basic Industries—5.9%
Avery Dennison Corp. †	767,564	$44,580,117
Barrick Gold Corp.	1,852,195	12,872,755
Berry Plastics Group, Inc. * †	1,201,120	35,553,152
Cloud Peak Energy, Inc. *	648,665	3,100,619
Crown Holdings, Inc. * †	906,312	44,925,886
Graphic Packaging Holding Co. †	4,938,273	69,629,649
Lintec Corp.	775,800	17,852,364
Mosaic Co. (The) †	913,041	37,279,464
Packaging Corp of America †	541,298	36,326,509
Stornoway Diamond Corp. *	19,386,145	11,493,762
Valspar Corp., (The) †	711,319	52,139,683
WestRock Co. †	859,795	51,028,833

		416,782,793

Capital Goods—11.0%
BAE Systems PLC	2,829,696	19,477,773
Boeing Co. (The)	137,267	17,938,052
Carlisle Cos, Inc. †	263,562	26,540,693
Crane Co. †	333,829	17,539,376
CRH, Inc.	930,735	27,202,946
Cubic Corp. †	313,169	13,190,678
Danaher Corp. †	651,890	56,727,468
General Dynamics Corp. †	292,679	41,569,198
Honeywell International, Inc. †	310,041	30,777,770
Huntington Ingalls Industries, Inc. †	320,458	36,077,162
Ingersoll-Rand PLC †	1,006,008	55,622,182
KION Group AG	193,657	8,595,704
Lockheed Martin Corp. †	306,329	61,627,268
Masco Corp. †	1,568,255	41,135,329
Meggitt PLC	2,530,609	18,405,121
Melrose Industries PLC	5,313,005	21,597,649
Mitsubishi Electric Corp.	2,368,000	23,563,457
Nitto Denko Corp.	219,300	14,696,679
Northrop Grumman Corp. †	258,728	42,364,123
Raytheon Co. †	383,545	39,336,375
Safran SA	539,599	42,099,371
Stanley Black & Decker, Inc. †	495,826	50,336,256
Textron, Inc. †	1,043,246	40,477,945
United Technologies Corp. †	273,902	25,092,162

		771,990,737

Communications—4.0%
Baidu, Inc. — Sponsored ADR * †	61,868	9,110,063
Comcast Corp., Class A †	1,006,142	56,675,979
Google, Inc., Class A * †	50,764	32,885,935
Google, Inc., Class C * †	12,344	7,631,678
Liberty Broadband Corp., Class C * †	222,559	11,913,583
Liberty Global PLC LiLAC, Class C * †	63,524	2,112,173
Liberty Global PLC, Series C * †	1,506,401	67,592,213
NetEase, Inc. — ADR †	81,169	9,024,369
Qihoo 360 Technology Co. Ltd. — ADR *	196,359	10,381,500
Verizon Communications, Inc. †	720,131	33,133,227

	Number of Shares	Value
Communications—(continued)
Vodafone Group PLC	7,978,071	$27,471,937
Yahoo!, Inc. * †	379,090	12,221,862

		280,154,519

Consumer Durables—2.6%
Alpine Electronics Inc.	598,300	8,378,856
Fuji Heavy Industries, Ltd.	681,800	23,834,938
Lear Corp. †	246,097	25,296,311
Newell Rubbermaid, Inc. †	1,209,619	50,961,249
Samsung Electronics Co. Ltd.	34,995	32,201,435
Tenneco, Inc. * †	555,282	26,126,018
Toyota Industries Corp.	282,400	13,969,134

		180,767,941

Consumer Non-Durables—3.2%
Activision Blizzard, Inc.	884,850	25,333,256
Britvic PLC	2,333,803	23,843,933
Coca-Cola West Co. Ltd.	290,200	5,964,687
Constellation Brands, Inc., Class A †	152,665	19,541,120
Global Brands Group Holding Ltd. *	57,148,000	10,825,693
Imperial Tobacco Group PLC	892,260	42,947,846
Ontex Group NV	775,845	24,207,283
Reynolds American, Inc. †	138,382	11,589,493
Stock Spirits Group PLC	3,563,779	10,718,461
Tyson Foods, Inc., Class A †	1,182,238	49,985,023

		224,956,795

Consumer Services—12.0%
CBS Corp., Class B non-voting shares †	447,182	20,230,514
Civeo Corp.	1,075,996	2,098,192
CVS Health Corp. †	367,331	37,614,694
eBay, Inc. *	1,015,498	27,530,152
Equifax, Inc. †	477,060	46,704,174
Expedia, Inc. †	254,221	29,232,873
H&R Block, Inc. †	1,175,770	39,999,695
ITV PLC	10,916,848	41,574,549
Liberty Media Corp., Class A * †	379,110	14,121,848
Liberty Media Corp., Class C * †	504,410	18,269,730
Lowe’s Cos., Inc.	301,547	20,858,006
Macy’s, Inc. †	396,463	23,236,696
ManpowerGroup, Inc. †	546,701	47,508,317
Marks & Spencer Group PLC	4,563,089	36,230,463
Moody’s Corp. †	377,840	38,656,810
New Oriental Education & Technology Group, Inc. — Sponsored ADR	291,026	5,963,123
Omnicom Group, Inc. †	634,407	42,492,581
Outerwall, Inc. †	188,712	11,624,659
Phoenix New Media Ltd. — ADR *	1,284,537	6,152,932
ProSiebenSat.1 Media SE	569,744	27,671,674
Randstad Holding NV	541,666	34,119,161
Robert Half International, Inc. †	654,465	33,397,349
Six Flags Entertainment Corp. †	435,192	19,570,584
Starz, Class A *	485,945	18,276,391
Target Corp. †	488,745	37,980,374
TEGNA, Inc.	936,375	22,276,361

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	35

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Consumer Services—(continued)
Time, Inc. †	619,031	$12,857,274
Towers Watson & Co., Class A †	378,538	44,943,817
Twenty-First Century Fox, Inc. †	1,096,955	30,045,597
Viacom, Inc., Class B †	515,208	21,005,030
WPP PLC	1,662,260	34,217,970

		846,461,590

Energy—8.8%
Anadarko Petroleum Corp. # †	487,702	34,909,709
Canadian Natural Resources Ltd.	963,962	21,660,226
Diamondback Energy, Inc. * #	953,074	65,085,423
Energen Corp. †	873,058	45,399,016
EOG Resources, Inc. #	628,153	49,190,661
EQT Corp. †	231,959	18,051,049
Exxon Mobil Corp. # †	982,381	73,914,346
Inpex Corp.	1,413,000	14,322,431
Kosmos Energy Ltd. * †	1,882,712	13,178,984
Marathon Petroleum Corp. # †	626,514	29,640,377
Occidental Petroleum Corp. # †	740,814	54,086,830
Parsley Energy, Inc., Class A * †	3,283,269	56,472,227
Phillips 66 # †	643,440	50,876,801
QEP Resources, Inc. †	1,434,187	20,135,986
Rice Energy, Inc. * †	824,409	16,034,755
RSP Permian, Inc. * †	1,960,060	46,923,836
Viper Energy Partners LP	622,557	10,172,581

		620,055,238

Finance—19.4%
ACE Ltd. †	383,381	39,166,203
Alleghany Corp. * †	57,843	27,174,063
Allstate Corp., (The) †	686,406	40,003,742
Ally Financial, Inc. * †	1,657,990	36,243,661
American International Group, Inc. †	637,627	38,474,413
Aon PLC †	451,326	42,171,901
Bank of America Corp. †	1,624,693	26,547,484
BB&T Corp. †	1,583,333	58,456,654
Berkshire Hathaway, Inc., Class B * †	294,544	39,480,678
Capital One Financial Corp. †	906,839	70,506,732
Charles Schwab Corp., (The) †	772,889	23,480,368
Citigroup, Inc. †	1,374,805	73,524,571
Discover Financial Services †	1,116,206	59,973,748
Fifth Third Bancorp †	3,367,924	67,089,046
Goldman Sachs Group, Inc., (The)	239,978	45,259,851
Huntington Bancshares, Inc. †	2,557,502	27,902,347
Investors Bancorp, Inc. †	2,060,785	24,276,047
JPMorgan Chase & Co. †	1,111,932	71,274,841
MetLife, Inc. †	674,059	33,770,356
Morgan Stanley	785,832	27,071,912
Navient Corp. †	1,976,648	25,281,328
PICC Property & Casualty Co Ltd.	4,928,000	9,347,584
PNC Financial Services Group, Inc., (The) †	317,251	28,907,911
Raymond James Financial, Inc. †	453,638	24,038,278
Regions Financial Corp. †	2,721,612	26,100,259

	Number of Shares	Value
Finance—(continued)
Reinsurance Group of America, Inc. †	135,527	$12,316,694
SLM Corp. *	3,607,936	30,595,297
State Street Corp. †	540,688	38,886,281
SunTrust Banks, Inc. †	717,879	28,980,775
TD Ameritrade Holding Corp. †	688,193	23,026,938
Torchmark Corp. †	356,262	20,827,077
Travelers Cos., Inc., (The) †	225,917	22,490,037
Unum Group †	1,065,298	35,730,095
Validus Holdings Ltd.	313,958	13,902,060
Wells Fargo & Co. †	1,333,556	71,118,541
WR Berkley Corp. †	658,244	35,729,485
XL Group PLC †	1,304,143	48,631,492

		1,367,758,750

Health Care—9.7%
AbbVie, Inc. †	604,594	37,732,712
Anthem, Inc. †	193,785	27,333,374
Cardinal Health, Inc. †	341,796	28,119,557
Celgene Corp. *	49,052	5,792,060
CIGNA Corp. †	239,751	33,754,543
Express Scripts Holding Co. * †	580,145	48,500,122
Gilead Sciences, Inc. †	420,144	44,144,530
ICON PLC *	379,839	29,247,603
Johnson & Johnson †	497,913	46,793,864
Laboratory Corp. of America Holdings * †	313,924	36,983,386
McKesson Corp. †	120,267	23,762,354
MEDNAX, Inc. * †	390,314	31,439,793
Medtronic PLC †	557,979	40,336,302
Merck & Co., Inc. †	855,257	46,055,589
Novartis AG — Sponsored ADR	155,661	15,133,362
Pfizer, Inc. †	1,444,179	46,531,447
Quest Diagnostics, Inc.	457,269	31,002,838
Shire PLC — ADR	118,679	27,533,528
Teva Pharmaceutical Industries Ltd. — Sponsored ADR †	634,605	40,874,908
Zimmer Biomet Holdings, Inc. †	389,053	40,290,329

		681,362,201

Real Estate Investment Trusts—1.0%
American Capital Agency Corp. REIT †	607,518	11,621,819
American Homes 4 Rent, Class A	645,127	10,309,129
American Residential Properties, Inc. †	524,940	8,897,733
Boston Properties, Inc. †	77,233	8,756,678
Cheung Kong Property Holdings Ltd. *	1,223,500	8,617,594
Host Hotels & Resorts, Inc.	508,192	9,010,244
LaSalle Hotel Properties	201,374	6,335,226
Sunstone Hotel Investors, Inc.	672,146	9,295,779

		72,844,202

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

36	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Technology—16.8%
Alliance Data Systems Corp. *	93,415	$24,025,404
Amdocs Ltd. †	638,870	36,549,753
Apple, Inc. †	715,484	80,677,976
Arrow Electronics, Inc. * †	700,880	39,193,210
Avago Technologies Ltd. †	378,146	47,635,052
Avnet, Inc.	739,158	31,340,299
Brocade Communications Systems, Inc.	4,478,013	47,690,838
CDW Corp. †	1,114,970	44,320,058
Cisco Systems, Inc. †	1,341,639	34,721,617
Citizen Holdings Co., Ltd.	1,481,500	11,170,196
EMC Corp. †	2,088,927	51,951,614
EVERTEC, Inc. †	688,058	12,453,850
Fidelity National Information Services, Inc. †	464,639	32,087,969
Flextronics International Ltd. * †	4,459,784	46,872,330
Global Payments, Inc.	122,526	13,648,171
Harris Corp. †	549,922	42,245,008
Hewlett-Packard Co. †	1,816,164	50,961,562
Hollysys Automation Technologies, Ltd.	515,467	9,046,446
Jabil Circuit, Inc. †	2,821,909	54,603,939
Microsoft Corp. †	1,953,185	85,002,611
Motorola Solutions, Inc. †	424,632	27,524,646
NXP Semiconductors NV * †	509,234	43,106,658
ON Semiconductor Corp. *	4,611,691	44,064,708
Oracle Corp. †	1,976,389	73,304,268
Seagate Technology PLC †	774,982	39,834,075
TE Connectivity Ltd. †	273,166	16,196,012
Texas Instruments, Inc. †	1,057,945	50,612,089
Total System Services, Inc. †	677,533	31,051,337
Western Digital Corp. †	708,405	58,060,874

		1,179,952,570

Transportation—0.5%
Delta Air Lines, Inc. †	887,199	38,841,572

		38,841,572

Utilities—0.4%
AES Corp.	2,353,637	28,243,644

		28,243,644

TOTAL COMMON STOCK—95.3% (Cost $6,454,686,082)		6,710,172,552

WARRANTS—0.0%
Basic Industries—0.0%
Stornoway Diamond Corp. Exercise Price CAD 0.90, Expires 07/08/16 *	7,527,500	600,781

		600,781

TOTAL WARRANTS—0.0% (Cost $773,078)		600,781

TOTAL INVESTMENTS—95.3% (Cost $6,455,459,160)		6,710,773,333

	Number of Shares	Value
SECURITIES SOLD SHORT—(48.2%)
COMMON STOCK—(48.2%)
Basic Industries—(1.7%)
Air Products & Chemicals, Inc.	(139,974)	$(19,530,572)
BASF SE	(173,904)	(13,972,582)
Bemis Co., Inc.	(197,706)	(8,386,689)
Detour Gold Corp. *	(565,009)	(5,707,639)
EI Du Pont de Nemours & Co.	(192,742)	(9,926,213)
FMC Corp.	(216,273)	(9,150,511)
FP Corp.	(349,000)	(12,095,790)
Goldcorp, Inc.	(461,389)	(6,394,852)
Oji Holdings Corp.	(2,356,000)	(10,875,399)
Taiyo Nippon Sanso Corp.	(655,600)	(8,014,808)
Vale SA — ADR	(1,848,574)	(9,150,441)
Wausau Paper Corp.	(1,080,391)	(8,416,246)

		(121,621,742)

Capital Goods—(4.3%)
Atlas Copco AB	(693,985)	(17,473,804)
Axalta Coating Systems Ltd.	(613,459)	(17,906,868)
Bombardier, Inc., Class B	(6,609,875)	(6,481,255)
CNH Industrial NV	(1,558,757)	(12,329,768)
Deere & Co.	(259,257)	(21,202,037)
GEA Group AG	(232,722)	(9,060,046)
IMI PLC	(1,190,626)	(18,806,004)
Kennametal, Inc.	(559,175)	(17,054,838)
Keppel Corp Ltd.	(1,836,700)	(8,941,092)
Metso OYJ	(868,316)	(21,391,107)
Proto Labs, Inc. *	(561,767)	(40,913,491)
Raven Industries, Inc.	(445,182)	(8,066,698)
Sun Hydraulics Corp.	(300,619)	(9,697,969)
TOTO Ltd.	(730,000)	(10,723,682)
Trex Co., Inc. *	(283,032)	(10,984,472)
USG Corp. *	(762,834)	(23,274,065)
Weir Group PLC/The	(347,552)	(7,439,548)
WW Grainger, Inc.	(54,519)	(12,181,725)
Zardoya Otis SA	(1,270,771)	(13,550,436)
Zodiac Aerospace	(393,464)	(11,955,623)

		(299,434,528)

Communications—(3.2%)
CenturyLink, Inc.	(501,915)	(13,571,782)
Cogent Communications Group, Inc.	(538,212)	(14,946,147)
Eutelsat Communications SA	(660,783)	(19,906,901)
Frontier Communications Corp	(2,856,848)	(14,484,219)
LinkedIn Corp., Class A *	(68,452)	(12,362,431)
Millicom International Cellular SA — SDR	(276,215)	(18,403,514)
Pandora Media, Inc. *	(1,205,725)	(21,630,707)
Rackspace Hosting, Inc. *	(804,055)	(24,451,313)
Sprint Corp. *	(5,559,852)	(28,132,851)
Synchronoss Technologies, Inc. *	(520,138)	(21,008,374)
TalkTalk Telecom Group PLC	(4,283,631)	(19,628,407)
Telefonica SA — Sponsored ADR	(1,364,460)	(19,197,952)

		(227,724,598)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	37

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Consumer Durables—(1.7%)
Autoliv, Inc.	(260,326)	$(26,592,301)
Dorman Products, Inc. *	(353,900)	(17,818,865)
Electrolux AB — Series B	(651,024)	(18,336,275)
Leggett & Platt, Inc.	(389,588)	(17,305,499)
Lennar Corp., Class A	(163,812)	(8,338,031)
LKQ Corp. *	(661,631)	(19,842,314)
Tesla Motors, Inc. *	(49,242)	(12,264,213)

		(120,497,498)

Consumer Non-Durables—(5.2%)
B&G Foods, Inc.	(651,234)	(19,791,001)
Boston Beer Co., Inc., (The) Class A *	(79,768)	(16,358,024)
Campbell Soup Co.	(244,710)	(11,743,633)
Clorox Co., (The)	(213,649)	(23,751,359)
Colgate-Palmolive Co.	(295,441)	(18,556,649)
Flowers Foods, Inc.	(796,621)	(18,489,573)
Hain Celestial Group, Inc., (The) *	(336,433)	(20,475,312)
JM Smucker Co., (The)	(178,716)	(21,038,448)
Kagome Co. Ltd.	(557,800)	(9,432,965)
Mattel, Inc.	(755,653)	(17,704,950)
McCormick & Co., Inc. non-voting shares	(276,709)	(21,937,489)
Mondelez International, Inc., Class A	(553,023)	(23,426,054)
Nintendo Co. Ltd.	(153,200)	(31,520,318)
Snyders-Lance, Inc.	(308,852)	(10,429,932)
Tod’s SpA	(142,375)	(12,995,464)
TreeHouse Foods, Inc. *	(239,565)	(19,014,274)
Tsingtao Brewery Co., Ltd. Class H	(2,268,000)	(11,145,389)
Tumi Holdings, Inc. *	(990,645)	(19,535,519)
Under Armour, Inc., Class A *	(300,261)	(28,683,933)
Want Want China Holdings Ltd.	(15,198,000)	(12,252,329)

		(368,282,615)

Consumer Services—(8.2%)
Acxiom Corp. *	(856,191)	(17,945,763)
Aramark	(636,684)	(19,953,677)
Bob Evans Farms, Inc.	(440,018)	(19,884,413)
Buffalo Wild Wings, Inc. *	(112,227)	(21,287,217)
CarMax, Inc. *	(364,953)	(22,262,133)
Cheesecake Factory, Inc., (The)	(216,784)	(11,764,868)
Chipotle Mexican Grill, Inc. *	(26,583)	(18,874,196)
DreamWorks Animation SKG, Inc., Class A *	(883,253)	(17,612,065)
Dunkin’ Brands Group, Inc.	(251,215)	(12,600,944)
Etsy, Inc. *	(713,166)	(10,219,669)
GrainCorp, Ltd.	(2,396,959)	(13,889,103)
Hennes & Mauritz AB, Class B	(644,795)	(24,758,663)
HomeAway, Inc. *	(468,606)	(13,444,306)
Jack in the Box, Inc.	(148,649)	(11,621,379)
Krispy Kreme Doughnuts, Inc. *	(1,263,082)	(21,649,225)
LVMH Moet Hennessy Louis Vuitton SE	(86,110)	(14,332,076)
Mattress Firm Holding Corp. *	(326,859)	(19,640,957)
Medidata Solutions, Inc. *	(630,489)	(30,276,082)

	Number of Shares	Value
Consumer Services—(continued)
Monro Muffler Brake, Inc.	(368,564)	$(23,363,272)
Netflix, Inc. *	(80,014)	(9,204,010)
Nord Anglia Education, Inc. *	(28,296)	(581,200)
Nordstrom, Inc.	(147,341)	(10,738,212)
Pearson PLC	(1,065,434)	(18,470,909)
Pricesmart, Inc.	(169,974)	(14,449,490)
Qunar Cayman Islands Ltd. *	(351,473)	(11,422,873)
Restoration Hardware Holdings, Inc. *	(227,587)	(21,047,246)
Rollins, Inc.	(690,962)	(19,291,659)
Seek Ltd.	(1,754,952)	(15,411,084)
Texas Roadhouse, Inc.	(657,198)	(23,652,556)
Tiffany & Co.	(166,177)	(13,668,058)
Ultimate Software Group, Inc., (The) *	(113,869)	(20,062,579)
Wayfair, Inc. *	(566,332)	(21,124,184)
Wendy’s Co., (The)	(2,381,248)	(21,693,169)
Yum! Brands, Inc.	(114,463)	(9,130,714)

		(575,327,951)

Energy—(2.6%)
Cabot Oil & Gas Corp.	(674,839)	(15,973,439)
Chevron Corp.	(253,469)	(20,528,454)
Concho Resources, Inc. *	(121,109)	(13,099,149)
Continental Resources, Inc. *	(348,709)	(11,193,559)
CVR Energy, Inc.	(233,723)	(9,398,002)
Devon Energy Corp.	(414,077)	(17,664,525)
Diamond Offshore Drilling, Inc.	(927,967)	(22,002,098)
EQT Midstream Partners LP	(173,524)	(13,500,167)
Matador Resources Co. *	(597,567)	(13,690,260)
Noble Energy, Inc.	(581,889)	(19,440,911)
Oasis Petroleum, Inc. *	(341,594)	(3,812,189)
Repsol SA	(1,115,732)	(15,908,028)
Southwestern Energy Co. *	(404,441)	(6,568,122)

		(182,778,903)

Finance—(5.8%)
Aberdeen Asset Management PLC	(2,837,726)	(13,774,262)
Astoria Financial Corp.	(1,115,065)	(18,030,601)
Banco de Sabadell SA	(4,680,581)	(9,916,655)
BancorpSouth, Inc.	(718,112)	(17,062,341)
Bank of Hawaii Corp.	(186,745)	(11,589,395)
Bankinter SA	(1,425,879)	(10,683,159)
Barclays PLC	(2,041,141)	(8,111,083)
Community Bank System, Inc.	(487,916)	(17,399,085)
Credit Acceptance Corp. *	(38,930)	(7,934,323)
Cullen/Frost Bankers, Inc.	(239,435)	(15,481,867)
CVB Financial Corp.	(1,039,253)	(16,887,861)
Eaton Vance Corp.	(539,067)	(18,689,453)
Financial Engines, Inc.	(525,821)	(17,068,150)
First Financial Bankshares, Inc.	(555,525)	(17,299,049)
First Niagara Financial Group, Inc.	(1,369,177)	(12,664,887)
Glacier Bancorp, Inc.	(560,283)	(14,572,961)
HDFC Bank Ltd. — ADR	(198,955)	(11,338,445)
Home Bancshares, Inc.	(292,460)	(11,148,575)
LPL Financial Holdings, Inc.	(517,081)	(20,796,998)
Mobile Mini, Inc.	(394,364)	(13,412,320)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

38	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Finance—(continued)
New York Community Bancorp, Inc.	(1,139,707)	$(20,127,226)
PacWest Bancorp	(321,059)	(13,689,956)
Texas Capital Bancshares, Inc. *	(129,441)	(6,971,692)
Trustmark Corp.	(578,082)	(13,313,228)
UMB Financial Corp.	(264,585)	(13,263,646)
United Bankshares, Inc.	(602,755)	(22,555,092)
Valley National Bancorp	(1,999,025)	(18,910,777)
Westamerica Bancorporation	(416,004)	(18,778,421)

		(411,471,508)

Health Care—(3.0%)
Achillion Pharmaceuticals, Inc. *	(932,244)	(6,889,283)
Agilent Technologies, Inc.	(185,321)	(6,729,005)
Alexion Pharmaceuticals, Inc. *	(36,240)	(6,240,166)
athenahealth, Inc. *	(169,496)	(22,537,883)
BTG PLC *	(940,220)	(9,042,352)
Carl Zeiss Meditec AG	(637,198)	(16,904,210)
Cerner Corp. *	(135,035)	(8,339,762)
DexCom, Inc. *	(175,046)	(16,478,830)
Diplomat Pharmacy, Inc. *	(281,506)	(11,116,672)
Elekta AB, B Shares	(2,047,201)	(12,683,167)
Halyard Health, Inc. *	(321,982)	(10,123,114)
Henry Schein, Inc. *	(100,059)	(13,689,072)
IDEXX Laboratories, Inc. *	(265,408)	(18,968,710)
Juno Therapeutics, Inc. *	(158,330)	(5,748,962)
Kite Pharma, Inc. *	(132,546)	(7,047,471)
Sirona Dental Systems, Inc. *	(147,333)	(14,052,622)
West Pharmaceutical Services, Inc.	(461,054)	(25,749,866)

		(212,341,147)

Real Estate Investment Trusts—(2.1%)
Equinix, Inc.	(105,949)	(28,581,862)
HCP, Inc.	(599,166)	(22,205,092)
Health Care REIT, Inc.	(291,122)	(18,442,579)
Hulic Co. Ltd.	(1,447,200)	(13,285,006)
Omega Healthcare Investors, Inc.	(399,988)	(13,511,595)
Plum Creek Timber Co., Inc.	(484,162)	(18,635,395)
Realty Income Corp.	(515,023)	(23,016,378)
Rouse Properties, Inc.	(430,487)	(6,689,768)

		(144,367,675)

Technology—(8.3%)
3D Systems Corp. *	(1,193,206)	(16,382,718)
Ambarella, Inc. *	(108,086)	(10,336,264)
Arista Networks, Inc. *	(314,721)	(23,537,984)
Aspen Technology, Inc. *	(691,962)	(26,204,601)
Blackbaud, Inc.	(464,917)	(26,565,357)
Cirrus Logic, Inc. *	(250,933)	(7,568,139)
Dassault Systemes SA	(295,144)	(20,448,326)
Electronics for Imaging, Inc. *	(482,245)	(21,107,864)
Finisar Corp. *	(1,455,223)	(22,454,091)
Hirose Electric Co., Ltd.	(34,500)	(3,933,370)
Infosys Ltd. — Sponsored ADR	(1,749,290)	(30,000,324)
InvenSense, Inc. *	(81,187)	(828,919)
Itron, Inc. *	(988,823)	(29,664,690)
National Instruments Corp.	(1,302,847)	(38,056,161)

	Number of Shares	Value
Technology—(continued)
NetSuite, Inc. *	(355,476)	$(31,584,043)
Nidec Corp.	(149,300)	(11,689,740)
Proofpoint, Inc. *	(494,982)	(27,887,286)
Super Micro Computer, Inc. *	(902,677)	(24,688,216)
Telefonaktiebolaget LM Ericsson, Class B	(1,107,453)	(10,794,787)
Trimble Navigation Ltd. *	(842,164)	(15,916,900)
Unisys, Corp. *	(1,259,584)	(16,588,721)
Veeva Systems, Inc., Class A *	(877,709)	(22,732,663)
VeriFone Systems, Inc. *	(835,278)	(26,094,085)
Verint Systems, Inc. *	(604,892)	(32,258,890)
ViaSat, Inc. *	(267,855)	(15,741,838)
VTech Holdings Ltd.	(919,000)	(10,613,661)
Wipro Ltd. — ADR	(2,948,507)	(34,527,017)
Workday, Inc., Class A *	(365,427)	(25,674,901)

		(583,881,556)

Transportation—(1.7%)
Heartland Express, Inc.	(668,096)	(13,522,263)
J.B. Hunt Transport Services, Inc.	(187,243)	(13,627,545)
Keikyu Corp.	(1,599,220)	(12,839,938)
Kintetsu Group Holdings, Co., Ltd.	(3,990,000)	(14,233,897)
Knight Transportation, Inc.	(353,447)	(9,613,758)
Norwegian Air Shuttle ASA *	(313,913)	(14,077,731)
Old Dominion Freight Line, Inc. *	(187,282)	(12,452,380)
Panalpina Welttransport Holding AG, Registered Shares	(103,897)	(13,080,500)
Ryder System, Inc.	(88,926)	(7,289,264)
XPO Logistics, Inc. *	(304,409)	(10,684,756)

		(121,422,032)

Utilities—(0.4%)
Ormat Technologies, Inc.	(369,556)	(13,008,371)
Spectra Energy Corp.	(439,121)	(12,765,247)

		(25,773,618)

TOTAL COMMON STOCK (Proceeds $3,510,988,845)		(3,394,925,371)

TOTAL SECURITIES SOLD SHORT—(48.2%) (Proceeds $3,510,988,845)		(3,394,925,371)

	Number of Contracts
OPTIONS WRITTEN ††—(0.3%)
Anadarko Petroleum Corp. Call Options Expires 01/15/16 Strike Price $80.00	(4,870)	(1,670,410)
Diamondback Energy, Inc. Call Options Expires 01/15/16 Strike Price $70.00	(2,000)	(1,380,000)
Diamondback Energy, Inc. Call Options Expires 12/18/15 Strike Price $60.00	(3,291)	(3,965,655)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	39

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Contracts	Value
Diamondback Energy, Inc. Call Options Expires 12/18/15 Strike Price $70.00	(3,000)	$(1,950,000)
EOG Resources Call Options Expires 01/15/16 Strike Price $80.00	(1,133)	(719,455)
Exxon Mobil Corp. Call Options Expires 01/15/16 Strike Price $70.00	(2,153)	(1,636,280)
Exxon Mobil Corp. Call Options Expires 01/15/16 Strike Price $80.00	(7,457)	(1,528,685)
Marathon Petroleum Corp. Call Options Expires 01/15/16 Strike Price $55.00	(5,000)	(770,000)
Occidental Petroleum Corp. Call Options Expires 01/15/16 Strike Price $75.00	(4,500)	(1,665,000)
Phillips 66 Call Options Expires 01/15/16 Strike Price $70.00	(4,500)	(5,310,000)

	Number of Contracts	Value
Phillips 66 Call Options Expires 01/15/16 Strike Price $75.00	(1,750)	$(1,435,000)

TOTAL OPTIONS WRITTEN (Premiums received $17,783,087)		(22,030,485)

OTHER ASSETS IN EXCESS OF LIABILITIES—53.2%		3,745,662,739

NET ASSETS—100.0%		$7,039,480,216

ADR	—	American Depositary Receipt
LP	—	Limited Partnership
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt
*	—	Non-income producing.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	—	Security segregated as collateral for options written.
††	—	Primary risk exposure is equity contracts.

Contracts For Difference held by the Fund at August 31, 2015, are as follows:

Reference Company	Counterparty	Number of Contracts (Short)	Notional Amount	Unrealized Appreciation
Semiconductor Manufacturing International, Corp.	Goldman Sachs	(338,540,000)	$31,440,910	$1,990,523

A summary of the inputs used to value the Fund’s investments as of August 31, 2015 is as follows (see Note 1 in the Notes to Financial Statements):

	Total Value as of August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Basic Industries	$416,782,793	$398,930,429	$17,852,364	$—
Capital Goods	771,990,737	596,352,037	175,638,700	—
Communications	280,154,519	252,682,582	27,471,937	—
Consumer Durables	180,767,941	102,383,578	78,384,363	—
Consumer Non-Durables	224,956,795	117,167,353	107,789,442	—
Consumer Services	846,461,590	672,647,773	173,813,817	—
Energy	620,055,238	605,732,807	14,322,431	—
Finance	1,367,758,750	1,358,411,166	9,347,584	—
Health Care	681,362,201	681,362,201	—	—
Real Estate Investment Trusts	72,844,202	72,844,202	—	—
Technology	1,179,952,570	1,168,782,374	11,170,196	—
Transportation	38,841,572	38,841,572	—	—
Utilities	28,243,644	28,243,644	—	—
Warrants	600,781	600,781	—	—
Contracts for difference	1,990,523	—	1,990,523	—

Total Assets	$6,712,763,856	$6,094,982,499	$617,781,357	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

40	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Total Value as of August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Basic Industries	$(121,621,742)	$(76,663,163)	$(44,958,579)	$—
Capital Goods	(299,434,528)	(180,093,186)	(119,341,342)	—
Communications	(227,724,598)	(169,785,776)	(57,938,822)	—
Consumer Durables	(120,497,498)	(102,161,223)	(18,336,275)	—
Consumer Non-Durables	(368,282,615)	(290,936,150)	(77,346,465)	—
Consumer Services	(575,327,951)	(488,466,116)	(86,861,835)	—
Energy	(182,778,903)	(166,870,875)	(15,908,028)	—
Finance	(411,471,508)	(368,986,349)	(42,485,159)	—
Health Care	(212,341,147)	(186,394,585)	(25,946,562)	—
Real Estate Investment Trusts	(144,367,675)	(131,082,669)	(13,285,006)	—
Technology	(583,881,556)	(526,401,672)	(57,479,884)	—
Transportation	(121,422,032)	(80,270,466)	(41,151,566)	—
Utilities	(25,773,618)	(25,773,618)	—	—
Options Written
Equity Contracts	(22,030,485)	(22,030,485)	—	—

Total Liabilities	$(3,416,955,856)	$(2,815,916,333)	$(601,039,523)	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	41

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS ALL-CAP VALUE FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
RIGHTS—0.0%
Technology—0.0%
CVR Banctec, Inc. Escrow Shares * ‡	14,327	$0

TOTAL RIGHTS (Cost $0)		0

COMMON STOCK—97.9%
Basic Industries—2.1%
Avery Dennison Corp.	62,087	3,606,013
Crown Holdings, Inc. *	99,646	4,939,452
Graphic Packaging Holding Co.	312,870	4,411,467
Huntsman Corp.	117,240	1,937,977
International Paper Co.	57,370	2,474,942
Mosaic Co. (The)	118,209	4,826,473

		22,196,324

Capital Goods—9.3%
Cubic Corp.	35,406	1,491,301
Fluor Corp.	88,115	4,019,806
General Electric Co.	844,574	20,962,327
Huntington Ingalls Industries, Inc.	26,034	2,930,908
Ingersoll-Rand PLC	55,725	3,081,035
Masco Corp.	126,924	3,329,216
Oshkosh Corp.	112,065	4,712,333
Parker Hannifin Corp.	74,498	8,020,455
Raytheon Co.	131,066	13,442,129
Stanley Black & Decker, Inc.	74,943	7,608,213
Terex Corp.	199,757	4,660,331
Textron, Inc.	100,871	3,913,795
Timken Co.	135,141	4,290,727
United Technologies Corp.	89,314	8,182,056
WESCO International, Inc. * (a)	105,962	5,930,693

		96,575,325

Communications—2.4%
AT&T, Inc.	151,640	5,034,448
Comcast Corp., Class A	94,384	5,316,651
Google, Inc., Class A * #	10,095	6,539,743
NetEase, Inc. — ADR	76,260	8,478,587

		25,369,429

Consumer Durables—2.1%
Brunswick Corp.	57,754	2,870,951
Harley-Davidson, Inc.	80,138	4,491,735
Lear Corp.	53,153	5,463,597
Newell Rubbermaid, Inc.	86,303	3,635,945
Thor Industries, Inc.	92,002	5,021,469

		21,483,697

Consumer Non-Durables—3.5%
Activision Blizzard, Inc.	529,911	15,171,352
Electronic Arts, Inc. *	125,938	8,330,799
PepsiCo, Inc.	92,785	8,622,510
Reynolds American, Inc.	56,769	4,754,404

		36,879,065

Consumer Services—8.8%
AutoZone, Inc. *	4,169	2,984,962

	Number of Shares	Value
Consumer Services—(continued)
Bed Bath & Beyond, Inc. *	76,292	$4,738,496
Best Buy Co., Inc.	115,878	4,257,358
CVS Health Corp.	47,708	4,885,299
eBay, Inc. *	368,549	9,991,363
H&R Block, Inc.	165,464	5,629,085
Kohl’s Corp.	225,247	11,494,354
Korn/Ferry International	94,571	3,222,034
Lowe’s Cos., Inc.	78,703	5,443,886
Macy’s, Inc.	146,268	8,572,767
Manpowergroup, Inc.	78,924	6,858,496
New Oriental Education & Technology Group. Inc. — Sponsored ADR *	223,301	4,575,437
Office Depot, Inc. *	393,744	3,122,390
Omnicom Group, Inc.	167,782	11,238,038
Sportsman’s Warehouse Holdings, Inc. *	260,850	3,370,182
Viacom, Inc., Class B	26,999	1,100,749

		91,484,896

Energy—6.6%
Anadarko Petroleum Corp.	62,483	4,472,533
Canadian Natural Resources Ltd.	205,231	4,611,541
Energen Corp.	121,054	6,294,808
EOG Resources, Inc.	32,807	2,569,116
EQT Corp.	47,302	3,681,042
Exxon Mobil Corp.	120,245	9,047,234
Marathon Petroleum Corp.	64,302	3,042,128
Occidental Petroleum Corp.	165,672	12,095,713
Parsley Energy, Inc., Class A *	87,404	1,503,349
Phillips 66	161,344	12,757,470
QEP Resources, Inc.	154,452	2,168,506
Rice Energy, Inc. *	152,464	2,965,425
Western Refining, Inc.	76,276	3,281,393

		68,490,258

Finance—26.6%
ACE Ltd.	89,328	9,125,748
AFLAC, Inc.	171,603	10,055,936
Alleghany Corp. *	17,292	8,123,609
Ally Financial, Inc. *	146,749	3,207,933
American International Group, Inc.	193,003	11,645,801
Aon PLC	55,813	5,215,167
BB&T Corp.	336,976	12,441,154
Capital One Financial Corp.	265,972	20,679,323
Citigroup, Inc.	416,412	22,269,714
FCB Financial Holdings, Inc., Class A *	67,740	2,234,065
Fifth Third Bancorp	850,239	16,936,761
Goldman Sachs Group, Inc., (The)	55,876	10,538,214
JPMorgan Chase & Co.	536,739	34,404,970
Loews Corp.	227,203	8,281,549
MetLife, Inc.	163,810	8,206,881
Navient Corp.	403,342	5,158,744
OneBeacon Insurance Group Ltd., Class A	202,657	2,928,394
Peoples Choice Financial Corp. 144A * ‡	1,465	0

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

42	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS ALL-CAP VALUE FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Finance—(continued)
Prudential Financial, Inc.	133,547	$10,777,243
Raymond James Financial, Inc.	142,846	7,569,410
SLM Corp. *	265,873	2,254,603
Solar Cayman Ltd. 144A * ‡	19,375	0
State Street Corp.	126,436	9,093,277
Torchmark Corp.	91,444	5,345,816
Travelers Cos., Inc., (The)	106,705	10,622,483
Validus Holdings Ltd.	180,160	7,977,485
Wells Fargo & Co.	96,548	5,148,905
White Mountains Insurance Group Ltd.	16,246	11,685,910
WR Berkley Corp.	174,355	9,463,989
XL Group PLC	140,023	5,221,458

		276,614,542

Health Care—17.5%
AbbVie, Inc.	101,852	6,356,583
Allscripts Healthcare Solutions, Inc. *	197,544	2,720,181
Amgen, Inc.	127,209	19,307,782
Anthem, Inc.	44,380	6,259,799
Boston Scientific Corp. *	233,904	3,915,553
Cardinal Health, Inc.	96,495	7,938,644
Express Scripts Holding Co. *	126,815	10,601,734
Gilead Sciences, Inc.	134,133	14,093,354
Johnson & Johnson	212,266	19,948,759
McKesson Corp.	26,137	5,164,148
Medtronic PLC	207,976	15,034,585
Merck & Co., Inc.	412,642	22,220,772
Novartis AG — Sponsored ADR (a)	172,611	16,781,241
Pfizer, Inc.	308,822	9,950,245
St. Jude Medical, Inc.	79,578	5,634,918
Teva Pharmaceutical Industries Ltd. — Sponsored ADR	154,166	9,929,832
UnitedHealth Group, Inc.	59,498	6,883,919

		182,742,049

Real Estate Investment Trusts—0.0%
TMST, Inc. ‡	191,097	0

Technology—19.0%
Amdocs Ltd.	104,308	5,967,461
Arrow Electronics, Inc. *	134,629	7,528,454
Avnet, Inc.	166,343	7,052,943
Brocade Communications Systems, Inc.	541,057	5,762,257
Cisco Systems, Inc.	645,354	16,701,762
Computer Sciences Corp.	80,179	4,970,296
EMC Corp.	764,611	19,015,876
Fidelity National Information Services, Inc.	137,513	9,496,648
Flextronics International Ltd. *	863,990	9,080,535
Hewlett-Packard Co.	491,544	13,792,725
Jabil Circuit, Inc.	257,837	4,989,146
Linear Technology Corp.	80,576	3,245,601
Microsemi Corp. *	202,543	6,432,766
Microsoft Corp.	365,827	15,920,791
ON Semiconductor Corp. *	657,372	6,281,189

	Number of Shares	Value
Technology—(continued)
Oracle Corp.	545,096	$20,217,611
PayPal Holdings, Inc. *	194,932	6,822,620
Seagate Technology PLC (a)	53,193	2,734,120
Symantec Corp.	212,017	4,344,228
TE Connectivity Ltd.	146,148	8,665,115
Total System Services, Inc.	239,448	10,973,902
Vishay Intertechnology, Inc.	307,640	3,039,483
Western Digital Corp.	63,137	5,174,708

		198,210,237

TOTAL COMMON STOCK (Cost $872,354,763)		1,020,045,822

SECURITIES LENDING COLLATERAL—1.2%
BlackRock Liquidity TempFund, Institutional Shares	12,040,240	12,040,240

TOTAL SECURITIES LENDING COLLATERAL (Cost $12,040,240)		12,040,240

TOTAL INVESTMENTS—99.1% (Cost $884,395,003)		1,032,086,062

	Number of Contracts
OPTIONS WRITTEN ††—(0.2%)
Google, Inc. Call Options Expires 01/15/2016 Strike Price $500.00 Expires	(95)	(1,482,000)

TOTAL OPTIONS WRITTEN (Premiums received $558,681)		(1,482,000)

OTHER ASSETS IN EXCESS OF LIABILITIES—1.1%		11,137,371

NET ASSETS—100.0%		$1,041,741,433

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2015, these securities amounted to $0 or 0.0% of net assets. These 144A securities have been deemed illiquid. (See Note 7 in Notes to Financial Statements).
*	—	Non-income producing.
‡	—	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.‘s Board of Directors. As of August 31, 2015, these securities amounted to $0 or 0% of net assets.
#	—	Security segregated as collateral for options written.
(a)	—	All or a portion of the security is on loan. At August 31, 2015, the market value of securities on loan was $11,725,432.
††	—	Primary risk exposure is equity contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	43

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS ALL-CAP VALUE FUND (concluded)	PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund’s investments as of August 31, 2015 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Basic Industries	$22,196,324	$22,196,324	$—	$—
Capital Goods	96,575,325	96,575,325	—	—
Communications	25,369,429	25,369,429	—	—
Consumer Durables	21,483,697	21,483,697	—	—
Consumer Non-Durables	36,879,065	36,879,065	—	—
Consumer Services	91,484,896	91,484,896	—	—
Energy	68,490,258	68,490,258	—	—
Finance	276,614,542	276,614,542	—	—
Health Care	182,742,049	182,742,049	—	—
Real Estate Investment Trusts	—	—	—	—
Technology	198,210,237	198,210,237	—	—
Securities Lending Collateral	12,040,240	12,040,240	—	—

Total Assets	$1,032,086,062	$1,032,086,062	$—	$—

	Total Value as of August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Options Written
Equity Contracts	$(1,482,000)	$(1,482,000)	$—	$—

Total Liabilities	$(1,482,000)	$(1,482,000)	$—	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

44	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

WPG PARTNERS SMALL/MICRO CAP VALUE FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—99.0%
Basic Industries—1.0%
Allegheny Technologies, Inc.	8,600	$166,066
Novagold Resources, Inc. * (a)	48,800	182,024

		348,090

Capital Goods—11.5%
Aegion Corp. *	10,000	184,000
Carpenter Technology Corp.	6,300	245,700
FreightCar America, Inc.	32,800	706,840
Global Power Equipment Group, Inc.	12,100	55,660
Great Lakes Dredge & Dock Corp. *	156,000	865,800
KBR, Inc.	12,900	224,976
KEYW Holding Corp., (The) * (a)	18,500	155,400
Landec Corp. *	38,100	506,730
Matrix Service Co. *	10,600	212,000
Orion Marine Group, Inc. *	48,300	346,794
Primoris Services Corp.	12,200	224,114
Tutor Perini Corp. *	26,300	465,510

		4,193,524

Communications—0.4%
Iridium Communications, Inc. * (a)	20,600	153,470

Consumer Durables—1.5%
Libbey, Inc.	16,000	563,840

Consumer Non-Durables—2.9%
Callaway Golf Co.	22,800	201,780
Crocs, Inc. *	9,200	135,516
Matthews International Corp., Class A	10,600	538,268
Universal Corp.	3,800	186,998

		1,062,562

Consumer Services—9.1%
ARC Document Solutions, Inc. *	43,900	291,496
Bravo Brio Restaurant Group, Inc. *	14,400	183,600
Carmike Cinemas, Inc. *	29,300	698,805
Destination XL Group, Inc. *	16,900	102,245
ICF International, Inc. *	8,700	297,627
K12, Inc. *	9,500	125,590
Landauer, Inc.	3,100	119,071
MDC Partners, Inc., Class A (a)	36,200	710,968
Pitney Bowes, Inc.	17,900	354,599
Shoe Carnival, Inc.	3,400	88,060
Titan Machinery, Inc. * (a)	12,700	147,701
Tribune Publishing Co. (a)	16,300	192,177

		3,311,939

Energy—6.0%
Approach Resources, Inc. * (a)	129,800	332,288
Bill Barrett Corp. * (a)	125,800	688,126
Gulfport Energy Corp. *	5,600	200,648
Pacific Ethanol, Inc. * (a)	68,600	485,688
TETRA Technologies, Inc. *	62,100	477,549

		2,184,299

	Number of Shares	Value
Finance—28.7%
Central Pacific Financial Corp.	21,600	$447,984
CNO Financial Group, Inc.	26,700	477,663
Customers Bancorp, Inc *	27,000	661,770
Employers Holdings, Inc.	27,400	604,170
Equity Commonwealth *	23,100	593,439
FBR & Co.	18,295	401,392
Fidelity & Guaranty Life	27,000	665,820
First Foundation, Inc. *	6,200	131,440
FNFV Group *	26,200	379,114
Gramercy Property Trust, Inc.	19,650	434,462
Hanover Insurance Group, Inc., (The)	4,000	315,600
Investors Bancorp, Inc.	46,100	543,058
Kemper Corp.	16,500	584,430
Kennedy-Wilson Holdings, Inc.	23,000	551,080
Maiden Holdings Ltd.	42,600	610,458
Meridian Bancorp, Inc. *	35,100	447,174
Nelnet, Inc., Class A	2,700	101,655
Northfield Bancorp, Inc.	33,432	500,477
Popular, Inc. *	16,000	469,760
State Bank Financial Corp.	31,600	638,320
THL Credit, Inc.	12,800	159,488
United Community Banks, Inc.	22,000	430,540
Yadkin Financial Corp.	14,300	297,726

		10,447,020

Health Care—4.2%
Accuray, Inc. * (a)	109,700	755,833
Alere, Inc. *	3,200	166,304
Symmetry Surgical, Inc. *	5,500	49,335
Trinity Biotech PLC — Sponsored ADR	36,900	566,784

		1,538,256

Mining & Metals—1.5%
Westmoreland Coal Co. * (a)	34,800	528,264

Real Estate Investment Trusts—10.0%
CatchMark Timber Trust, Inc., Class A	47,800	481,346
Cedar Realty Trust, Inc.	72,000	450,720
FelCor Lodging Trust, Inc.	38,600	311,502
Geo Group, Inc., (The)	31,700	951,951
Hatteras Financial Corp.	10,300	167,169
Highwoods Properties, Inc.	4,400	166,936
Rouse Properties, Inc. (a)	23,100	358,974
Starwood Waypoint Residential Trust	20,500	493,845
Two Harbors Investment Corp.	19,500	184,470
Winthrop Realty Trust	6,700	95,944

		3,662,857

Technology—10.0%
Applied Micro Circuits Corp. * (a)	33,700	197,145
CIBER, Inc. *	91,800	313,956
Computer Task Group, Inc.	12,900	86,559
Digi International, Inc. *	30,800	315,392
Diodes, Inc. *	5,500	108,295
Dot Hill Systems Corp. *	19,300	186,631

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	45

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Technology—(continued)
Exar Corp. *	79,600	$469,640
Finisar Corp. *	8,400	129,612
Generac Holdings, Inc. * (a)	10,600	327,752
Knowles Corp. * (a)	5,400	87,912
Mercury Computer Systems, Inc. *	4,700	74,448
Plantronics, Inc.	5,600	297,696
QAD, Inc., Class A	10,300	259,251
SuperCom Ltd. *	13,300	132,867
Ultratech, Inc. *	18,600	319,920
Xcerra Corp. *	54,200	339,292

		3,646,368

Transportation—7.4%
Air Transport Services Group, Inc. *	20,900	189,981
Ardmore Shipping Corp.	14,700	164,934
Celadon Group, Inc.	11,000	209,990
DHT Holding, Inc.	12,100	86,515
Navigator Holdings Ltd. *	19,300	314,590
Rand Logistics, Inc. *	27,200	66,912
Scorpio Bulkers, Inc. *	111,300	182,532
Scorpio Tankers, Inc.	84,400	798,424
Spirit Airlines, Inc. *	5,700	292,125
StealthGas, Inc. *	40,600	198,534
Werner Enterprises, Inc.	7,600	201,324

		2,705,861

Utilities—4.8%
Cadiz, Inc. * (a)	34,800	279,444

	Number of Shares	Value
Chesapeake Utilities Corp.	6,200	$305,474
Utilities—(continued)
Covanta Holding Corp.	12,400	245,520
Empire District Electric Co. (The)	8,400	181,860
Piedmont Natural Gas Co., Inc.	8,400	324,072
Portland General Electric Co.	7,500	259,050
UIL Holdings Corp.	3,500	159,355

		1,754,775

TOTAL COMMON STOCK (Cost $34,517,147)		36,101,125

SECURITIES LENDING COLLATERAL—11.4%
BlackRock Liquidity TempFund, Institutional Shares	4,141,270	4,141,270

TOTAL SECURITIES LENDING COLLATERAL (Cost $4,141,270)		4,141,270

TOTAL INVESTMENTS—110.4% (Cost $38,658,417)		40,242,395

LIABILITIES IN EXCESS OF OTHER ASSETS—(10.4)%		(3,781,009)

NET ASSETS—100.0%		$36,461,386

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2015, the market value of securities on loan was $4,102,421.

A summary of the inputs used to value the Fund’s investments as of August 31, 2015 is as follows (see Note 1 in the Notes to Financial Statements):

	Total Value as of August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock *	$36,101,125	$36,101,125	$—	$—
Securities Lending Collateral	4,141,270	4,141,270	—	—

Total Assets	$40,242,395	$40,242,395	$—	$—

*	See Portfolio of Investments detail for industry and security type breakout.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

46	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS GLOBAL EQUITY FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—96.3%
Australia—0.8%
Australia & New Zealand Banking Group Ltd.	116,341	$2,313,892

Bermuda—0.6%
Validus Holdings Ltd.	35,941	1,591,467

Canada—1.0%
Barrick Gold Corp.	96,544	670,981
Canadian Natural Resources Ltd.	49,243	1,109,593
HudBay Minerals, Inc	192,099	962,247

		2,742,821

China—0.6%
Shenzhou International Group Holdings Ltd.	359,000	1,812,440

France—5.0%
Bollore	279,285	1,508,235
Cap Gemini SA	24,759	2,219,452
Havas SA	287,512	2,425,257
Safran SA	74,837	5,838,763
Teleperformance SA	29,366	2,064,495

		14,056,202

Germany—3.9%
Allianz SE, Registered Shares	9,053	1,442,435
Aurelius AG	66,387	3,210,347
KION Group AG	36,018	1,598,703
Merck KGaA	28,108	2,676,343
NORMA Group AG	38,606	1,898,729

		10,826,557

Hong Kong—1.4%
Cheung Kong Property Holdings Ltd. *	186,957	1,316,812
CK Hutchison Holdings Ltd.	104,652	1,393,877
WH Group Ltd. *	2,070,500	1,086,852

		3,797,541

Ireland—4.5%
CRH, Inc.	95,075	2,778,793
Greencore Group PLC	528,822	2,412,513
Ingersoll-Rand PLC	44,136	2,440,279
Medtronic PLC	46,255	3,343,774
Smurfit Kappa Group PLC	52,872	1,559,459

		12,534,818

Israel—0.7%
Teva Pharmaceutical Industries Ltd. — Sponsored ADR	31,616	2,036,387

Japan—8.3%
Alpine Electronics Inc.	59,900	838,866
Citizen Holdings Co., Ltd.	260,000	1,960,345
Coca-Cola West Co., Ltd.	84,600	1,738,844
Hoshizaki Electric Co. Ltd.	22,800	1,453,763
Inpex Corp.	232,800	2,359,704
Lintec Corp.	134,000	3,083,548
Mitsubishi Electric Corp.	263,000	2,617,056

	Number of Shares	Value
Japan—(continued)
Nippon Telegraph & Telephone Corp.	92,300	$3,520,521
Nippon Television Holdings, Inc.	105,000	1,816,157
Nitto Denko Corp.	31,600	2,117,716
Toyota Industries Corp.	34,700	1,716,462

		23,222,982

Netherlands—1.2%
Koninklijke Ahold NV	165,299	3,260,119

South Korea—0.4%
Samsung Electronics Co. Ltd.	1,258	1,157,577

Switzerland—3.3%
Georg Fischer AG, Registered Shares	3,507	2,104,155
Novartis AG, Registered Shares	37,401	3,649,807
Roche Holding AG, Participation Certificate	11,340	3,087,025
Swatch Group AG (The), Registered Shares	6,583	486,992

		9,327,979

Taiwan—0.4%
Casetek Holdings Ltd.	285,000	1,064,153

United Kingdom—16.3%
Aon PLC	20,162	1,883,937
BAE Systems PLC	313,570	2,158,410
Berendsen PLC	133,478	2,031,859
Cambian Group PLC	476,900	1,946,590
Daily Mail & General Trust PLC, Class A	112,716	1,411,732
HSBC Holdings PLC	349,026	2,758,578
Imperial Tobacco Group PLC	61,339	2,952,478
ITV PLC	518,025	1,972,791
Liberty Global PLC LiLAC, Class C *	9,394	312,351
Liberty Global PLC, Series C *	187,887	8,430,490
Marks & Spencer Group PLC	302,853	2,404,622
Meggitt PLC	285,432	2,075,947
Melrose Industries PLC	920,986	3,743,857
Rio Tinto PLC	31,024	1,132,703
Stock Spirits Group PLC	124,984	375,903
Vodafone Group PLC	1,147,870	3,952,611
WH Smith PLC	170,230	3,894,652
WPP PLC	105,460	2,170,916

		45,610,427

United States—47.9%
ACE Ltd.	22,385	2,286,852
Activision Blizzard, Inc.	88,857	2,543,976
Allstate Corp., (The)	24,014	1,399,536
American International Group, Inc.	65,671	3,962,588
Amgen, Inc.	14,571	2,211,586
Apple, Inc.	90,046	10,153,587
BB&T Corp.	57,570	2,125,484
Capital One Financial Corp.	44,051	3,424,965
CIGNA Corp.	21,752	3,062,464

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	47

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS GLOBAL EQUITY FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
United States—(continued)
Cisco Systems, Inc.	85,909	$2,223,325
Citizens Financial Group, Inc.	111,287	2,762,143
Comcast Corp., Class A	117,545	6,621,310
CVS Health Corp.	68,358	6,999,859
Diamondback Energy, Inc. *	41,277	2,818,806
eBay, Inc. *	89,112	2,415,826
Energen Corp.	40,228	2,091,856
EOG Resources, Inc.	27,175	2,128,074
Express Scripts Holding Co. *	24,854	2,077,794
Fifth Third Bancorp	346,273	6,897,758
Google, Inc., Class C *	11,056	6,835,372
Graphic Packaging Holding Co.	145,291	2,048,603
Honeywell International, Inc.	20,581	2,043,076
Intel Corp.	64,184	1,831,811
Laboratory Corp. of America Holdings *	29,476	3,472,568
Macy’s, Inc.	33,231	1,947,669
McKesson Corp.	7,793	1,539,741
MEDNAX, Inc. *	43,429	3,498,206
Merck & Co., Inc.	86,118	4,637,454
Northrop Grumman Corp.	15,392	2,520,286
Occidental Petroleum Corp.	45,203	3,300,271
Packaging Corp of America	24,679	1,656,208
Parsley Energy, Inc., Class A *	132,867	2,285,312
Pfizer, Inc.	61,934	1,995,513
Phillips 66	36,152	2,858,539
Raytheon Co.	31,980	3,279,869

	Number of Shares	Value
United States—(continued)
Rofin-Sinar Technologies, Inc. *	60,621	$1,544,017
RSP Permian, Inc. *	70,117	1,678,601
State Street Corp.	28,543	2,052,813
Target Corp.	35,195	2,735,003
Tenneco, Inc. *	21,191	997,037
Wells Fargo & Co.	97,936	5,222,927
Western Digital Corp.	16,900	1,385,124
WestRock Co.	23,277	1,381,490
WR Berkley Corp.	32,340	1,755,415
Zebra Technologies Corp., Class A *	18,488	1,532,285

		134,242,999

TOTAL COMMON STOCK (Cost $276,229,408)		269,598,361

TOTAL INVESTMENTS—96.3% (Cost $276,229,408)		269,598,361

OTHER ASSETS IN EXCESS OF LIABILITIES—3.7%		10,379,402

NET ASSETS—100.0%		$279,977,763

ADR	— American Depositary Receipt
PLC	— Public Limited Company
*	— Non-income producing.

A summary of the inputs used to value the Fund’s investments as of August 31, 2015 is as follows (see Note 1 in the Notes to Financial Statements):

	Total Value as of August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Australia	$2,313,892	$—	$2,313,892	$—
Bermuda	1,591,467	1,591,467	—	—
Canada	2,742,821	2,742,821	—	—
China	1,812,440	—	1,812,440	—
France	14,056,202	—	14,056,202	—
Germany	10,826,557	—	10,826,557	—
Hong Kong	3,797,541	—	3,797,541	—
Ireland	12,534,818	8,196,566	4,338,252	—
Israel	2,036,387	2,036,387	—	—
Japan	23,222,982	—	23,222,982	—
Netherlands	3,260,119	—	3,260,119	—
South Korea	1,157,577	—	1,157,577	—
Switzerland	9,327,979	—	9,327,979	—
Taiwan	1,064,153	—	1,064,153	—
United Kingdom	45,610,427	12,949,271	32,661,156	—
United States	134,242,999	134,242,999	—	—

Total Assets	$269,598,361	$161,759,511	$107,838,850	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

48	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS GLOBAL LONG/SHORT FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
LONG POSITIONS—90.8%
COMMON STOCK—90.8%
Australia—0.8%
Australia & New Zealand Banking Group Ltd.	149,470	$2,972,787

		2,972,787

Canada—1.1%
Barrick Gold Corp.	143,873	999,917
Canadian Natural Resources Ltd. †	60,964	1,373,793
HudBay Minerals, Inc.	239,655	1,200,461
Stornoway Diamond Corp. *	915,037	542,512

		4,116,683

France—5.5%
Bollore SA	381,082	2,057,974
Cap Gemini SA	33,040	2,961,780
Havas SA	359,681	3,034,025
Safran SA †	99,146	7,735,345
Saft Groupe SA †	56,869	2,077,467
Teleperformance †	38,760	2,724,914

		20,591,505

Germany—3.1%
Aurelius AG †	72,351	3,498,754
KION Group AG † *	47,987	2,129,962
Merck KGaA	37,565	3,576,804
Norma Group SE †	50,277	2,472,734

		11,678,254

Hong Kong—1.6%
Cheung Kong Property Holdings Ltd. *	229,086	1,613,543
CK Hutchison Holdings Ltd.	134,701	1,794,105
NewOcean Energy Holdings Ltd.	3,507,101	1,452,759
WH Group Ltd. *	2,564,000	1,345,902

		6,206,309

India—0.6%
Videocon d2h Ltd. ADR *	224,630	2,457,452

		2,457,452

Ireland—4.4%
CRH PLC †	124,650	3,643,193
Greencore Group PLC †	698,056	3,184,569
Ingersoll-Rand PLC †	58,086	3,211,575
Medtronic PLC †	59,609	4,309,135
Smurfit Kappa Group PLC	70,274	2,072,730

		16,421,202

Israel—0.7%
Teva Pharmaceutical Industries Ltd. — Sponsored ADR †	41,988	2,704,447

		2,704,447

Japan—9.0%
Alpine Electronics, Inc.	87,400	1,223,988
Amano Corp.	223,233	2,819,942

	Number of Shares	Value
Japan—(continued)
Citizen Holdings Co., Ltd.	329,900	$2,487,376
Coca-Cola East Japan Co., Ltd.	125,200	2,261,965
Coca-Cola West Co., Ltd.	153,800	3,161,161
Hoshizaki Electric Co., Ltd.	30,000	1,912,846
Inpex Corp.	298,953	3,030,243
Lintec Corp.	171,556	3,947,770
Mitsubishi Electric Corp.	315,000	3,134,497
Nippon Telegraph & Telephone Corp.	49,496	1,887,884
Nippon Television Holdings, Inc.	181,600	3,141,086
Nitto Denko Corp.	41,142	2,757,185
Toyota Industries Corp.	44,111	2,181,985

		33,947,928

Netherlands—1.1%
Koninklijke Ahold NV †	214,681	4,234,059

		4,234,059

South Korea—0.4%
Samsung Electronics Co., Ltd.	1,584	1,457,553

		1,457,553

Switzerland—4.1%
ACE Ltd. †	31,100	3,177,176
Georg Fischer AG, Registered Shares †	4,191	2,514,546
Novartis AG, Registered Shares †	51,840	5,058,848
Roche Holding AG, Participation Certificate †	16,074	4,375,736
Swatch Group AG (The), Registered Shares	7,323	541,735

		15,668,041

Taiwan—0.4%
Casetek Holdings Ltd.	361,000	1,347,927

		1,347,927

United Kingdom—14.2%
Aon PLC †	30,416	2,842,071
BAE Systems PLC	408,967	2,815,061
Cambian Group PLC †	459,767	1,876,658
HSBC Holdings PLC †	484,784	3,831,562
Imperial Tobacco Group PLC †	84,868	4,085,019
ITV PLC †	681,514	2,595,405
Liberty Global PLC LiLAC, Class C * †	11,982	398,402
Liberty Global PLC, Series C * †	250,427	11,236,660
Marks & Spencer Group PLC	405,729	3,221,447
Meggitt PLC	342,299	2,489,541
Melrose Industries PLC	1,161,749	4,722,571
Stock Spirits Group PLC †	59,017	177,500
Vodafone Group PLC †	1,492,368	5,138,866
WH Smith PLC †	224,703	5,140,927
WPP PLC †	140,909	2,900,641

		53,472,331

United States—43.8%
Activision Blizzard, Inc. †	123,011	3,521,805
Allstate Corp., (The) †	31,660	1,845,145

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	49

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
United States—(continued)
American International Group, Inc. †	48,823	$2,945,980
Amgen, Inc. †	11,991	1,819,994
Apple, Inc. † #	119,233	13,444,713
BB&T Corp. †	101,397	3,743,577
Capital One Financial Corp. †	50,111	3,896,130
Cigna Corp. †	28,940	4,074,463
Cisco Systems, Inc. †	115,230	2,982,152
Citizens Financial Group, Inc. †	151,761	3,766,708
Comcast Corp., Class A †	73,699	4,151,465
CVS Health Corp. †	92,985	9,521,664
Diamondback Energy, Inc. * † #	80,197	5,476,653
eBay, Inc. * †	103,834	2,814,940
Energen Corp. †	52,069	2,707,588
EOG Resources, Inc. †	41,411	3,242,895
Express Scripts Holding Co. * †	31,846	2,662,326
Fifth Third Bancorp †	369,382	7,358,089
Google, Inc., Class C * †	14,908	9,216,871
Graphic Packaging Holding Co. †	194,171	2,737,811
Honeywell International, Inc. †	28,012	2,780,751
Intel Corp. †	86,067	2,456,352
Laboratory Corp. of America Holdings * †	38,434	4,527,910
Macy’s, Inc. †	44,317	2,597,419
McKesson Corp. †	10,303	2,035,667
MEDNAX, Inc. * †	60,039	4,836,141
Merck & Co., Inc. †	114,740	6,178,749
Northrop Grumman Corp. †	17,778	2,910,970
Occidental Petroleum Corp. † #	60,136	4,390,529
Parsley Energy, Inc., Class A * †	180,849	3,110,603
Pfizer, Inc. †	83,857	2,701,873
Phillips 66 † #	51,129	4,042,770
Raytheon Co. †	42,843	4,393,978
Rofin-Sinar Technologies, Inc. * †	83,803	2,134,462
RSP Permian, Inc. * †	124,119	2,971,409
State Street Corp. †	37,381	2,688,442
Target Corp. †	47,438	3,686,407
Tenneco, Inc. * †	43,606	2,051,662
Viper Energy Partners LP †	34,874	569,841
Wells Fargo & Co. †	128,264	6,840,319
Western Digital Corp. †	21,790	1,785,908
WestRock Co †	29,781	1,767,502
Zebra Technologies Corp., Class A * †	24,441	2,025,670

		165,416,303

TOTAL COMMON STOCK (Cost $352,127,291)		342,692,781

	Number of Shares	Value
WARRANTS—0.0%
Canada—0.0%
Stornoway Diamond Corp. Exercise Price CAD 0.90 Expires 7/08/16 *	46,241	$3,691

		3,691

TOTAL WARRANTS (Cost $4,833)		3,691

TOTAL INVESTMENTS—90.8% (Cost $352,132,124)		342,696,472

SECURITIES SOLD SHORT—(54.6%)
COMMON STOCK—(54.6%)
Australia—(0.3%)
Seek Ltd.	(132,194)	(1,160,860)

		(1,160,860)

Brazil—(0.5%)
Vale SA — Sponsored ADR	(352,938)	(1,747,043)

		(1,747,043)

China—(1.3%)
Tsingtao Brewery Co., Ltd., H Shares	(335,144)	(1,646,962)
Vipshop Holdings Ltd., ADR *	(65,928)	(1,186,045)
Want Want China Holdings Ltd.	(1,543,000)	(1,243,936)
Zoomlion Heavy Industry Science and Technology Co., Ltd., H Shares	(2,197,000)	(880,980)

		(4,957,923)

Denmark—(0.7%)
Coloplast A/S, Class B	(18,868)	(1,282,883)
Novo Nordisk A/S — Sponsored ADR	(26,362)	(1,457,028)

		(2,739,911)

Finland—(0.5%)
Metso OYJ	(82,098)	(2,022,498)

		(2,022,498)

France—(1.3%)
Edenred	(82,358)	(1,742,000)
Remy Cointreau SA	(20,350)	(1,206,429)
Zodiac Aerospace	(60,253)	(1,830,821)

		(4,779,250)

Germany—(1.1%)
Duerr AG	(11,506)	(887,748)
GEA Group AG	(46,926)	(1,826,865)
Linde AG	(8,262)	(1,433,796)

		(4,148,409)

Hong Kong—(0.8%)
ASM Pacific Technology Ltd.	(209,600)	(1,624,007)
Noble Group Ltd.	(3,277,486)	(1,267,436)

		(2,891,443)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

50	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Italy—(0.7%)
Tod’s SpA	(14,826)	$(1,353,263)
UniCredit SpA	(174,682)	(1,139,353)

		(2,492,616)

Japan—(5.7%)
Calbee,Inc.	(40,900)	(1,562,474)
FP Corp.	(41,109)	(1,424,773)
Hirose Electric Co., Ltd.	(14,800)	(1,687,359)
Hisamitsu Pharmaceutical Co., Inc.	(36,365)	(1,263,327)
Hulic Co., Ltd.	(198,063)	(1,818,179)
Japan Petroleum Exploration Co., Ltd.	(47,700)	(1,404,639)
Keikyu Corp.	(166,000)	(1,332,793)
Kintetsu Group Holdings, Co., Ltd.	(388,000)	(1,384,148)
LIXIL Group Corp.	(44,200)	(910,547)
McDonald’s Holdings Co., Ltd.	(98,423)	(2,166,886)
Nidec Corp	(18,900)	(1,479,813)
Nissin Foods Holdings Co., Ltd.	(30,488)	(1,445,527)
Taiyo Nippon Sanso Corp.	(79,370)	(970,310)
TOTO Ltd.	(57,000)	(837,329)
Unicharm Corp.	(84,600)	(1,706,798)

		(21,394,902)

Luxembourg—(0.5%)
SES SA	(59,105)	(1,753,531)

		(1,753,531)

Mexico—(0.5%)
Kimberly-Clark de Mexico SAB de CV ADR	(168,151)	(1,898,425)

		(1,898,425)

Netherlands—(0.4%)
Fugro NV *	(80,794)	(1,686,783)

		(1,686,783)

Singapore—(1.4%)
Keppel Corp.,td.	(372,267)	(1,812,203)
Oversea-Chinese Banking Corp. Ltd.	(222,700)	(1,410,255)
Sembcorp Marine Ltd.	(1,155,500)	(1,963,223)

		(5,185,681)

Spain—(1.9%)
Banco Bilbao Vizcaya Argentaria SA	(239,594)	(2,216,425)
Banco de Sabadell SA	(961,153)	(2,036,376)
Industria de Diseno Textil SA	(39,218)	(1,302,468)
Repsol SA	(128,667)	(1,834,525)

		(7,389,794)

Sweden—(1.6%)
Atlas Copco AB, A Shares	(27,530)	(693,176)
Autoliv, Inc.	(18,798)	(1,920,216)
Elekta AB, B Shares	(304,677)	(1,887,587)

	Number of Shares	Value
Sweden—(continued)
Telefonaktiebolaget LM Ericsson, B Shares	(150,137)	$(1,463,445)

		(5,964,424)

Switzerland—(0.3%)
SGS SA, Registered Shares	(702)	(1,236,545)

		(1,236,545)

Thailand—(0.3%)
Siam Commercial Bank PCL, (The) — NVDR	(313,500)	(1,241,397)

		(1,241,397)

United Kingdom—(6.5%)
Aberdeen Asset Management PLC	(363,577)	(1,764,795)
Aggreko PLC	(95,669)	(1,555,913)
AO World PLC *	(646,439)	(1,283,593)
BTG PLC *	(203,668)	(1,958,731)
CNH Industrial NV	(140,684)	(1,112,810)
Compass Group PLC	(113,650)	(1,792,550)
G4S PLC	(469,763)	(1,837,573)
GW Pharmaceuticals PLC — ADR *	(14,061)	(1,495,387)
IMI PLC	(124,411)	(1,965,079)
Intertek Group PLC	(61,121)	(2,364,209)
John Wood Group PLC	(98,688)	(961,453)
Ocado Group PLC *	(213,441)	(1,110,386)
Pearson PLC	(109,987)	(1,906,791)
PZ Cussons PLC	(382,278)	(1,849,220)
Rotork PLC	(524,366)	(1,672,788)

		(24,631,278)

United States—(28.3%)
Air Products & Chemicals, Inc.	(14,641)	(2,042,859)
Alere, Inc. *	(29,623)	(1,539,507)
AO Smith Corp.	(25,104)	(1,619,459)
AptarGroup, Inc.	(20,385)	(1,373,134)
Arista Networks, Inc. *	(15,364)	(1,149,074)
Astoria Financial Corp.	(96,506)	(1,560,502)
Axalta Coating Systems Ltd. *	(46,141)	(1,346,856)
BancorpSouth, Inc.	(52,588)	(1,249,491)
Bemis Co., Inc.	(28,069)	(1,190,687)
Bob Evans Farms, Inc.	(32,071)	(1,449,288)
Buffalo Wild Wings, Inc. *	(9,551)	(1,811,634)
Cabot Oil & Gas Corp.	(56,724)	(1,342,657)
CarMax, Inc. *	(31,566)	(1,925,526)
Cogent Communications Holdings, Inc.	(67,079)	(1,862,784)
Colgate-Palmolive Co.	(29,561)	(1,856,726)
Continental Resources, Inc. *	(40,975)	(1,315,298)
Cullen/Frost Bankers,Inc.	(27,462)	(1,775,693)
Deckers Outdoor Corp. *	(21,518)	(1,385,544)
Devon Energy Corp.	(26,945)	(1,149,474)
Diamond Offshore Drilling, Inc.	(75,351)	(1,786,572)
Eaton Vance Corp.	(39,819)	(1,380,525)
EI du Pont de Nemours & Co.	(25,837)	(1,330,606)
Exact Sciences Corp. *	(56,747)	(1,254,676)
Finisar Corp. *	(87,347)	(1,347,764)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	51

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
United States—(continued)
First Financial Bankshares, Inc.	(72,152)	$(2,246,813)
FMC Corp.	(39,099)	(1,654,279)
Franklin Electric Co., Inc.	(68,281)	(1,999,950)
Gogo, Inc. *	(66,567)	(1,057,750)
Halyard Health, Inc. *	(55,285)	(1,738,160)
Insys Therapeutics, Inc. *	(27,219)	(882,440)
Itron, Inc. *	(30,758)	(922,740)
J.B. Hunt Transport Services, Inc.	(17,030)	(1,239,443)
Krispy Kreme Doughnuts, Inc. *	(110,424)	(1,892,667)
Leggett & Platt, Inc.	(34,994)	(1,554,433)
LinkedIn Corp., Class A *	(5,024)	(907,334)
LKQ Corp. *	(49,128)	(1,473,349)
Matador Resources Co. *	(63,777)	(1,461,131)
Medidata Solutions, Inc. *	(25,488)	(1,223,934)
Mobile Mini, Inc.	(53,088)	(1,805,523)
Monro Muffler Brake, Inc.	(28,454)	(1,803,699)
Monster Beverage Corp. *	(10,680)	(1,478,753)
National Instruments Corp.	(68,002)	(1,986,338)
Netflix, Inc. *	(15,536)	(1,787,106)
NetSuite, Inc. *	(16,226)	(1,441,680)
Noble Energy, Inc.	(36,590)	(1,222,472)
Northern Trust Corp.	(20,584)	(1,437,587)
Old Dominion Freight Line, Inc. *	(28,253)	(1,878,542)
Palo Alto Networks, Inc. *	(9,466)	(1,554,507)
Plum Creek Timber Co., Inc. REIT	(44,122)	(1,698,256)
Proofpoint, Inc. *	(22,758)	(1,282,186)
Proto Labs, Inc. *	(14,782)	(1,076,573)
Rackspace Hosting, Inc. *	(29,306)	(891,195)
ResMed, Inc.	(29,589)	(1,536,853)
Restoration Hardware Holdings, Inc. *	(10,754)	(994,530)
Rollins, Inc.	(54,365)	(1,517,871)
Seattle Genetics, Inc. *	(26,196)	(1,054,913)
Shutterstock, Inc. *	(31,270)	(1,047,858)
Spectra Energy Corp.	(66,562)	(1,934,957)
Stratasys Ltd. *	(28,702)	(880,003)
Sun Hydraulics Corp.	(45,062)	(1,453,700)
Tesla Motors, Inc. *	(6,320)	(1,574,059)
Texas Capital Bancshares, Inc. *	(34,747)	(1,871,473)
TreeHouse Foods, Inc. *	(16,464)	(1,306,748)
Trex Co., Inc. *	(36,904)	(1,432,244)
UMB Financial Corp.	(26,913)	(1,349,149)
Under Armour, Inc., Class A *	(21,702)	(2,073,192)
Unisys, Corp. *	(69,765)	(918,805)
Veeva Systems, Inc., Class A *	(53,848)	(1,394,663)
VeriFone Systems, Inc. *	(41,915)	(1,309,425)
Westamerica Bancorporation	(37,501)	(1,692,795)
Workday, Inc., Class A *	(16,886)	(1,186,410)
Yelp, Inc. *	(40,416)	(981,300)

	Number of Shares	Value
United States—(continued)
Yum! Brands, Inc.	(20,793)	$(1,658,658)

		(106,814,782)

TOTAL COMMON STOCK (Proceeds $229,070,623)		(206,137,495)

TOTAL SECURITIES SOLD SHORT—(54.6%) (PROCEEDS $229,070,623)		(206,137,495)

	Number of Contracts
OPTIONS WRITTEN ††—(0.4%)
Apple, Inc. Call Options Expires 01/15/2016 Strike Price $115.00	(181)	(145,705)
Diamondback Energy, Inc. Call Options Expires 01/15/2016 Strike Price $70.00	(300)	(207,000)
Diamondback Energy, Inc. Call Options Expires 12/18/2015 Strike Price $60.00	(281)	(338,605)
Occidental Petroleum Corp. Call Options Expires 01/15/2016 Strike Price $70.00	(524)	(322,260)
Philips 66 Call Options Expires 01/15/2016 Strike Price $70.00	(446)	(526,280)

TOTAL OPTIONS WRITTEN (Premiums received $1,055,665)		(1,539,850)

OTHER ASSETS IN EXCESS OF LIABILITIES—64.2%		242,500,196

NET ASSETS—100.0%		$377,519,323

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
*	—	Non-income producing.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
††	—	Primary risk exposure is equity contracts.
#	—	Security segregated as collateral for options written.

Contracts For Difference held by the Fund at August 31, 2015, are as follows:

Reference Company	Counterparty	Number of Contracts (Short)	Notional Amount	Unrealized Appreciation
Bank Central Asia Tbk PT	Goldman Sachs	(1,422,700)	$1,423,633	$120,235
Exxaro Resources Ltd.	Goldman Sachs	(203,061)	1,475,701	437,475
Prada SpA	Goldman Sachs	(332,900)	1,772,853	424,741
Sun Art Retail Group Ltd.	Goldman Sachs	(1,250,500)	1,139,263	97,944

			$5,811,450	$1,080,395

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

52	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (concluded)	PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund’s investments as of August 31, 2015 is as follows (see Note 1 in the Notes to Financial Statements):

	Total Value as of August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock
Australia	$2,972,787	$—	$2,972,787	$—
Canada	4,116,683	4,116,683	—	—
France	20,591,505	—	20,591,505	—
Germany	11,678,254	—	11,678,254	—
Hong Kong	6,206,309	—	6,206,309	—
India	2,457,452	2,457,452	—	—
Ireland	16,421,202	10,705,279	5,715,923	—
Israel	2,704,447	2,704,447	—	—
Japan	33,947,928	—	33,947,928	—
Netherlands	4,234,059	—	4,234,059	—
South Korea	1,457,553	—	1,457,553	—
Switzerland	15,668,041	3,177,176	12,490,865	—
Taiwan	1,347,927	—	1,347,927	—
United Kingdom	53,472,331	16,531,291	36,941,040	—
United States	165,416,303	165,416,303	—	—
Warrants	3,691	3,691	—	—
Contracts for Difference	1,080,395	—	1,080,395	—

Total Assets	$343,776,867	$205,112,322	$138,664,545	$—

	Total Value as of August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Australia	$(1,160,860)	$(1,160,860)	$—	$—
Brazil	(1,747,043)	(1,747,043)	—	—
China	(4,957,923)	(1,186,045)	(3,771,878)	—
Denmark	(2,739,911)	(1,457,028)	(1,282,883)	—
Finland	(2,022,498)	—	(2,022,498)	—
France	(4,779,250)	—	(4,779,250)	—
Germany	(4,148,409)	—	(4,148,409)	—
Hong Kong	(2,891,443)	—	(2,891,443)	—
Italy	(2,492,616)	—	(2,492,616)	—
Japan	(21,394,902)	—	(21,394,902)	—
Luxembourg	(1,753,531)	—	(1,753,531)	—
Mexico	(1,898,425)	(1,898,425)	—	—
Netherlands	(1,686,783)	—	(1,686,783)	—
Singapore	(5,185,681)	—	(5,185,681)	—
Spain	(7,389,794)	—	(7,389,794)	—
Sweden	(5,964,424)	(3,807,803)	(2,156,621)	—
Switzerland	(1,236,545)	—	(1,236,545)	—
Thailand	(1,241,397)	—	(1,241,397)	—
United Kingdom	(24,631,278)	(3,891,790)	(20,739,488)	—
United States	(106,814,782)	(106,814,782)	—	—
Options
Equity Contracts	(1,539,850)	(1,539,850)	—	—

Total Liabilities	$(207,677,345)	$(123,503,626)	$(84,173,719)	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	53

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund	Boston Partners All-Cap Value Fund
ASSETS
Investments in securities, at value † ^	$307,142,924	$593,422,100	$6,710,773,333	$1,032,086,062
Investments in purchased options, at value (primary risk exposure is equity contracts)¯	—	2,041,545	—	—
Cash	11,028,273	—	106,607,445	14,636,515
Foreign currency, at value #	—	8,757,375	291,969,823	—
Receivables
Investments sold	3,017,955	66,598,795	71,574,040	11,257,165
Deposits with brokers for securities sold short	—	473,213,373	3,388,451,610	—
Dividends and interest	238,469	1,038,035	9,416,362	1,504,129
Capital shares sold	228,444	290,514	47,016,687	3,813,469
Unrealized appreciation on contracts for difference (primary risk exposure is equity contracts)	—	—	1,990,523	—
Prepaid expenses and other assets	20,958	42,007	20,834	40,719

Total assets	321,677,023	1,145,403,744	10,627,820,657	1,063,338,059

LIABILITIES
Securities sold short, at fair value ‡	$—	$440,837,787	$3,394,925,371	$—
Options written, at value (primary risk exposure is equity contracts) *	—	1,499,100	22,030,485	1,482,000
Due to Custodian, at value	—	1,681,458	—	—
Foreign cash overdraft	—	—	44,151,309	—
Payables
Securities lending collateral	9,627,911	11,779,621	—	12,040,240
Investments purchased	1,899,074	40,460,739	105,688,449	6,320,276
Capital shares redeemed	252,676	2,973,323	9,659,260	975,557
Due to prime broker	—	56,200,096	—	—
Investment advisory fees	182,472	1,377,543	7,377,540	420,574
Custodian fees	8,593	1,650	47,291	12,557
Distribution and service fees	28,062	21,430	63,571	52,860
Dividends on securities sold-short	—	102,005	3,375,861	—
Administration and accounting fees	71,342	141,080	701,068	177,441
Prime broker interest payable	—	759	—	—
Printing and shareholder reporting fees	1,986	4,347	18,723	4,499
Other accrued expenses and liabilities	74,182	112,159	301,513	110,622

Total liabilities	12,146,298	557,193,097	3,588,340,441	21,596,626

Net Assets	$309,530,725	$588,210,647	$7,039,480,216	$1,041,741,433

NET ASSETS CONSIST OF
Par value	$14,379	$31,244	$463,510	$47,225
Paid-in capital	253,988,937	564,857,024	6,516,740,504	834,724,282
Undistributed net investment income/(accumulated net investment loss)	1,144,627	(21,533,946)	(14,204,586)	9,541,984
Accumulated net realized gain/(loss) from investments, securities sold short, written options, contracts for difference and foreign currency	8,576,395	30,749,403	168,562,076	50,660,202
Net unrealized appreciation/(depreciation) on investments, securities sold short, written options and foreign currency translation	45,806,387	14,106,922	367,918,712	146,767,740

Net Assets	$309,530,725	$588,210,647	$7,039,480,216	$1,041,741,433

INSTITUTIONAL CLASS
Net assets	$180,057,158	$493,751,165	$6,738,894,028	$793,098,250
Shares outstanding	8,225,123	25,933,560	443,487,782	35,912,050

Net asset value, offering and redemption price per share	$21.89	$19.04	$15.20	$22.08

INVESTOR CLASS
Net assets	$129,473,567	$94,459,482	$300,586,188	$248,643,183
Shares outstanding	6,154,114	5,310,472	20,022,355	11,312,637

Net asset value, offering and redemption price per share	$21.04	$17.79	$15.01	$21.98

† Investment in securities, at cost	$261,336,537	$562,545,556	$6,455,459,160	$884,395,003
¯ Investment in purchased options, at cost	$—	$2,467,932	$—	$—
^ Includes market value of securities on loan	$9,582,054	$10,850,544	$—	$11,725,432
# Foreign currency, at cost	$—	$9,491,799	$292,677,501	$—
‡ Proceeds received, securities sold short	$—	$426,084,245	$3,510,988,845	$—
* Premiums received, options written	$—	$649,513	$17,783,087	$558,681

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

54	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/Short Fund
ASSETS
Investments in securities, at value † ^	$40,242,395	$269,598,361	$342,696,472
Cash	249,424	8,330,616	5,257,196
Foreign currency, at value #	—	45,556	16,291,160
Receivables
Investments sold	187,056	2,122,801	4,474,057
Deposits with brokers for securities sold short	—	—	213,793,634
Dividends and interest	45,888	395,260	593,485
Capital shares sold	300	—	5,617,774
Unrealized appreciation on contracts for difference (primary risk exposure is equity contracts)	—	—	1,080,395
Prepaid expenses and other assets	13,227	10,087	42,214

Total assets	40,738,290	280,502,681	589,846,387

LIABILITIES
Securities sold short, at fair value ‡	$—	$—	$206,137,495
Options written, at value (primary risk exposure is equity contracts) *	—	—	1,539,850
Payables
Securities lending collateral	4,141,270	—	—
Investments purchased	37,763	231,730	837,721
Capital shares redeemed	26,159	—	1,986,934
Due to prime broker	—	—	937,779
Investment advisory fees	7,040	169,822	244,334
Custodian fees	4,998	3,226	7,346
Distribution and service fees	—	—	13,562
Dividends on securities sold-short	—	—	384,729
Administration and accounting fees	20,735	58,141	84,963
Prime broker interest payable	—	—	29,159
Printing and shareholder reporting fees	821	628	—
Other accrued expenses and liabilities	38,118	61,371	123,192

Total liabilities	4,276,904	524,918	212,327,064

Net Assets	$36,461,386	$279,977,763	$377,519,323

NET ASSETS CONSIST OF
Par value	$2,368	$19,103	$35,811
Paid-in capital	35,468,217	286,333,023	372,618,123
Undistributed net investment income/(accumulated net investment loss)	223,566	473,804	(2,641,862)
Accumulated net realized gain/(loss) from investments, securities sold short, contracts for difference and foreign currency	(816,743)	(209,843)	(6,432,984)
Net unrealized appreciation/(depreciation) on investments, securities sold short, written options and foreign currency translation	1,583,978	(6,638,324)	13,940,235

Net Assets	$36,461,386	$279,977,763	$377,519,323

INSTITUTIONAL CLASS
Net assets	$36,461,386	$279,977,763	$317,600,406
Shares outstanding	2,368,108	19,103,374	30,112,329

Net asset value, offering and redemption price per share	$15.40	$14.66	$10.55

INVESTOR CLASS
Net assets	$—	$—	$59,918,917
Shares outstanding	—	—	5,698,622

Net asset value, offering and redemption price per share	$—	$—	$10.51

† Investment in securities, at cost	$38,658,417	$276,229,408	$352,132,124
^ Includes market value of securities on loan	$4,102,421	$—	$—
# Foreign currency, at cost	$—	$46,792	$16,385,401
‡ Proceeds received, securities sold short	$—	$—	$229,070,623
* Premiums received, options written	$—	$—	$1,055,665

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	55

BOSTON PARTNERS INVESTMENT FUNDS	FOR THE YEAR ENDED AUGUST 31, 2015

STATEMENTS OF OPERATIONS

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund	Boston Partners All-Cap Value Fund
Investment Income
Dividends †	$5,326,189	$9,832,090	$93,509,626	$20,283,037
Interest	962	71,937	545,101	2,722
Income from securities loaned (Note 6)	185,544	826,925	—	11,622

Total investment income	5,512,695	10,730,952	94,054,727	20,297,381

Expenses
Advisory fees (Note 2)	2,740,747	16,931,601	77,665,207	8,020,715
Distribution fees (Investor Class) (Note 2)	314,744	400,250	700,114	566,846
Administration and accounting fees (Note 2)	242,797	586,915	2,656,345	675,287
Transfer agent fees (Note 2)	196,443	440,744	3,416,849	433,891
Registration and filing fees	45,819	62,091	266,050	64,463
Custodian fees (Note 2)	37,716	126,717	882,578	76,744
Printing and shareholder reporting fees	30,170	65,913	452,638	85,298
Audit fees	28,704	38,606	68,470	28,046
Directors’ and officers’ fees	26,631	44,285	227,525	52,561
Legal fees	25,013	253,382	624,650	100,763
Dividend expense on securities sold-short	—	2,830,504	47,623,909	—
Prime broker interest expense	—	21,055,363	16,940,743	—
Other expenses	8,510	28,620	157,797	29,966

Total expenses before waivers and reimbursements	3,697,294	42,864,991	151,682,875	10,134,580
Less: waivers and reimbursements	(362,104)	—	—	(2,542,627)

Net expenses after waivers and reimbursements	3,335,190	42,864,991	151,682,875	7,591,953

Net investment income/(loss)	2,177,505	(32,134,039)	(57,628,148)	12,705,428

Net realized gain/(loss) from:
Investments *	11,421,347	104,456,684	272,362,536	58,375,753
Investments sold-short	—	(51,752,366)	22,711,835	—
Foreign currency transactions	—	(793,644)	(5,543,616)	—
Written options **	—	503,830	18,950,367	212,360
Contracts for difference**	—	—	4,202,550	—
Net change in unrealized appreciation/(depreciation) on:
Investments ***	(18,484,290)	(145,435,923)	(410,721,202)	(64,956,939)
Investments sold short	—	51,169,905	235,941,201	—
Foreign currency translation	—	(740,399)	(1,128,679)	—
Written options **	—	(1,161,277)	(4,653,611)	(870,686)
Contracts for difference **	—	—	1,990,523	—

Net realized and unrealized gain/(loss) on investments	(7,062,943)	(43,753,190)	134,111,904	(7,239,512)

Net increase/(decrease) in net assets resulting from operations	$(4,885,438)	$(75,887,229)	$76,483,756	$5,465,916

† Net of foreign withholding taxes of	$—	$(380,446)	$(928,306)	$(114,266)

*	Includes realized losses from purchased options $67,181 for the Boston Partners Long/Short Equity Fund. Primary risk exposure is equity contracts.

**	Primary risk exposure is equity contracts.

***	Includes net appreciation on purchased options $287,636 for the Boston Partners Long/Short Equity Fund. Primary risk exposure is equity contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

56	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	FOR THE YEAR ENDED AUGUST 31, 2015

STATEMENTS OF OPERATIONS (concluded)

	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/Short Fund
Investment Income
Dividends †	$569,579	$1,972,374	$3,289,881
Interest	791	343	107,190
Income from securities loaned (Note 6)	199,121	—	—

Total investment income	769,491	1,972,717	3,397,071

Expenses
Advisory fees (Note 2)	328,211	979,089	2,795,490
Distribution fees (Investor Class) (Note 2)	—	—	62,175
Administration and accounting fees (Note 2)	75,660	128,697	201,450
Transfer agent fees (Note 2)	58,632	33,380	215,713
Registration and filing fees	20,377	50,433	47,469
Custodian fees (Note 2)	34,896	71,058	198,680
Printing and shareholder reporting fees	1,417	3,692	22,095
Audit fees	27,147	43,049	33,208
Directors’ and officers’ fees	20,940	22,060	25,562
Legal fees	3,921	7,701	14,996
Dividend expense on securities sold-short	—	—	1,624,909
Prime broker interest expense	—	—	492,255
Other expenses	5,666	10,580	12,523

Total expenses before waivers and reimbursements, or recoupment	576,867	1,349,739	5,746,525
(Waivers and reimbursements) or recoupment	(125,396)	(316,245)	87,459

Net expenses after waivers and reimbursements, or recoupment	451,471	1,033,494	5,833,984

Net investment income/(loss)	318,020	939,223	(2,436,913)

Net realized gain/(loss) from:
Investments	493,855	(48,687)	(4,462,788)
Investments sold-short	—	—	(1,501,561)
Foreign currency transactions	—	(140,677)	(473,404)
Contracts for difference **	—	—	(21,472)
Written options **	—	—	266,357
Net change in unrealized appreciation/(depreciation) on:
Investments	(7,011,432)	(12,627,342)	(10,831,826)
Investments sold short	—	—	22,546,510
Foreign currency translation	—	(6,066)	(153,328)
Written options **	—	—	(484,185)
Contracts for difference **	—	—	1,093,090

Net realized and unrealized gain/(loss) on investments	(6,517,577)	(12,822,772)	5,977,393

Net increase/(decrease) in net assets resulting from operations	$(6,199,557)	$(11,883,549)	$3,540,480

† Net of foreign withholding taxes of	$(4,164)	$(68,017)	$(207,517)

**	Primary risk exposure is equity contracts

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	57

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

	Boston Partners Small Cap Value Fund II		Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$2,177,505	$1,061,610	$(32,134,039)	$(25,293,589)
Net realized gain/(loss) from investments and foreign currency	11,421,347	11,625,465	52,414,504	63,810,043
Net change in unrealized appreciation/(depreciation) from investment and foreign currency	(18,484,290)	20,145,483	(96,167,694)	70,697,079

Net increase/(decrease) in net assets resulting from operations	(4,885,438)	32,832,558	(75,887,229)	109,213,533

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(951,560)	(345,221)	—	—
Investor Class	(605,107)	(237,918)	—	—
Net realized capital gains
Institutional Class	(1,769,477)	—	(54,248,415)	(36,987,514)
Investor Class	(1,642,628)	—	(17,937,422)	(13,170,066)

Net decrease in net assets from dividends and distributions to shareholders	(4,968,772)	(583,139)	(72,185,837)	(50,157,580)

Capital share transactions:
Institutional Class
Proceeds from shares sold	108,813,499	28,174,661	183,268,691	162,787,046
Reinvestment of distributions	2,662,389	324,783	41,021,708	26,413,733
Shares redeemed	(27,945,647)	(17,191,647)	(295,605,895)	(179,141,615)
Redemption fees (Note 8)	3,324	2,396	461,615	341,715
Investor Class
Proceeds from shares sold	41,539,251	25,973,463	33,166,844	42,099,643
Reinvestment of distributions	2,215,225	233,663	17,388,360	12,197,068
Shares redeemed	(22,434,161)	(18,920,805)	(131,640,788)	(76,854,075)
Redemption fees (Note 8)	2,798	2,956	95,675	116,495

Net increase/(decrease) in net assets from capital share transactions	104,856,678	18,599,470	(151,843,790)	(12,039,990)

Total increase/(decrease) in net assets	95,002,468	50,848,889	(299,916,856)	47,015,963
Net assets
Beginning of year	214,528,257	163,679,368	888,127,503	841,111,540

End of year	$309,530,725	$214,528,257	$588,210,647	$888,127,503

Undistributed net investment income (accumulated net investment loss), end of year	$1,144,627	$496,166	$(21,533,946)	$(17,692,303)

Share transactions:
Institutional Class
Shares sold	4,831,433	1,287,470	9,233,291	7,541,514
Shares reinvested	120,853	15,262	2,087,619	1,291,625
Shares redeemed	(1,235,515)	(804,194)	(15,272,150)	(8,592,855)

Net increase/(decrease)	3,716,771	498,538	(3,951,240)	240,284

Investor Class
Shares sold	1,929,191	1,306,062	1,718,153	2,068,807
Shares reinvested	104,442	11,392	945,533	632,300
Shares redeemed	(1,038,869)	(912,305)	(7,262,224)	(3,894,482)

Net increase/(decrease)	994,764	405,149	(4,598,538)	(1,193,375)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

58	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Boston Partners Long/Short Research Fund		Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(57,628,148)	$(30,664,883)	$12,705,428	$7,757,538
Net realized gain/(loss) from investments and foreign currency	312,683,672	16,068,536	58,588,113	40,311,296
Net change in unrealized appreciation/(depreciation) from investment and foreign currency	(178,571,768)	451,206,324	(65,827,625)	112,721,801

Net increase in net assets resulting from operations	76,483,756	436,609,977	5,465,916	160,790,635

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	—	—	(7,085,713)	(4,677,165)
Investor Class	—	—	(1,598,987)	(911,496)
Net realized capital gains
Institutional Class	(73,750,367)	(10,191,255)	(29,675,856)	(15,951,494)
Investor Class	(4,130,770)	(644,954)	(8,739,308)	(3,674,790)

Net decrease in net assets from dividends and distributions to shareholders	(77,881,137)	(10,836,209)	(47,099,864)	(25,214,945)

Capital share transactions:
Institutional Class
Proceeds from shares sold	2,791,886,689	3,419,038,875	207,860,146	242,389,813
Reinvestment of distributions	38,567,891	5,470,231	30,283,496	18,483,816
Shares redeemed	(1,144,904,742)	(515,145,972)	(150,603,776)	(74,884,387)
Redemption fees (Note 8)	167,655	154,051	—	—
Investor Class
Proceeds from shares sold	156,222,923	180,979,395	97,996,009	141,871,828
Reinvestment of distributions	4,096,486	626,724	10,146,888	4,474,110
Shares redeemed	(153,804,307)	(44,186,169)	(66,372,364)	(33,638,548)
Redemption fees (Note 8)	8,206	9,674	—	—

Net increase in net assets from capital share transactions	1,692,240,801	3,046,946,809	129,310,399	298,696,632

Total increase in net assets	1,690,843,420	3,472,720,577	87,676,451	434,272,322
Net assets
Beginning of year	5,348,636,796	1,875,916,219	954,064,982	519,792,660

End of year	$7,039,480,216	$5,348,636,796	$1,041,741,433	$954,064,982

Undistributed net investment income (accumulated net investment loss), end of year	$(14,204,586)	$(29,066,893)	$9,541,984	$5,521,256

Share transactions:
Institutional Class
Shares sold	181,998,959	237,515,897	9,071,242	11,615,055
Shares reinvested	2,532,409	384,686	1,351,338	902,530
Shares redeemed	(74,788,910)	(35,242,438)	(6,536,171)	(3,515,836)

Net increase	109,742,458	202,658,145	3,886,409	9,001,749

Investor Class
Shares sold	10,289,490	12,636,422	4,291,105	6,795,381
Shares reinvested	271,831	44,386	454,203	219,104
Shares redeemed	(10,152,820)	(3,099,558)	(2,935,493)	(1,587,653)

Net increase	408,501	9,581,250	1,809,815	5,426,832

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	59

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	WPG Partners Small/Micro Cap Value Fund		Boston Partners Global Equity Fund
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Increase/(decrease) in net assets from operations:
Net investment income	$318,020	$156,573	$939,223	$628,987
Net realized gain/(loss) from investments and foreign currency	493,855	6,948,796	(189,364)	2,302,099
Net change in unrealized appreciation/(depreciation) from investment and foreign currency	(7,011,432)	(60,529)	(12,633,408)	4,347,444

Net increase/(decrease) in net assets resulting from operations	(6,199,557)	7,044,840	(11,883,549)	7,278,530

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(276,767)	(50,358)	(672,980)	(91,861)
Net realized capital gains
Institutional Class	(4,758,990)	(3,952,860)	(2,575,966)	(1,411,674)

Net decrease in net assets from dividends and distributions to shareholders	(5,035,757)	(4,003,218)	(3,248,946)	(1,503,535)

Capital share transactions:
Institutional Class
Proceeds from shares sold	2,054,005	1,940,266	232,601,137	54,896,316
Reinvestment of distributions	4,460,767	3,615,431	2,531,256	1,503,534
Shares redeemed	(4,827,146)	(3,343,540)	(109,225)	(13,584,041)
Redemption fees (Note 8)	1,045	—	—	—

Net increase in net assets from capital share transactions	1,688,671	2,212,157	235,023,168	42,815,809

Total increase/(decrease) in net assets	(9,546,643)	5,253,779	219,890,673	48,590,804
Net assets
Beginning of year	46,008,029	40,754,250	60,087,090	11,496,286

End of year	$36,461,386	$46,008,029	$279,977,763	$60,087,090

Undistributed net investment income (accumulated net investment loss), end of year	$223,566	$177,498	$473,804	$546,411

Share transactions:
Institutional Class
Shares sold	121,210	96,374	15,083,287	3,756,181
Shares reinvested	270,350	185,502	172,547	105,585
Shares redeemed	(276,855)	(166,761)	(7,231)	(893,583)

Net increase	114,705	115,115	15,248,603	2,968,183

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

60	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Boston Partners Global Long/Short Fund
	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014*
Increase/(decrease) in net assets from operations:
Net investment loss	$(2,436,913)	$(237,573)
Net realized gain/(loss) from investments and foreign currency	(6,192,868)	(544,340)
Net change in unrealized appreciation/(depreciation) from investment and foreign currency	12,170,261	1,769,974

Net increase in net assets resulting from operations	3,540,480	988,061

Capital share transactions:
Institutional Class
Proceeds from shares sold	313,149,804	36,909,632
Shares redeemed	(36,579,598)	(441,329)
Redemption fees (Note 8)	1,356	252
Investor Class
Proceeds from shares sold	70,409,274	2,787,714
Shares redeemed	(13,263,610)	—
Redemption fees (Note 8)	17,273	14

Net increase in net assets from capital share transactions	333,734,499	39,256,283

Total increase in net assets	337,274,979	40,244,344
Net assets
Beginning of period	40,244,344	—

End of period	$377,519,323	$40,244,344

Undistributed net investment income (accumulated net investment loss), end of period	$(2,641,862)	$(5,296)

Share transactions:
Institutional Class
Shares sold	30,018,537	3,676,348
Shares redeemed	(3,539,107)	(43,449)

Net increase	26,479,430	3,632,899

Investor Class
Shares sold	6,674,425	276,209
Shares redeemed	(1,252,012)	—

Net increase	5,422,413	276,209

*	Inception date of the Fund was December 31, 2013.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	61

BOSTON PARTNERS INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS	PER SHARE OPERATING PERFORMANCE

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)*	Net Realized and Unrealized Gain/(Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*
Boston Partners Small Cap Value Fund II
Institutional Class
8/31/15	$22.65	$0.21	$(0.54)	$(0.33)	$(0.15)	$(0.28)	$(0.43)	$—
8/31/14	19.06	0.15	3.53	3.68	(0.09)	—	(0.09)	—	[3]
8/31/13	15.31	0.09	3.75	3.84	(0.09)	—	(0.09)	—
8/31/12	12.92	0.05	2.39	2.44	(0.05)	—	(0.05)	—	[3]
8/31/11	11.02	0.03	1.91	1.94	(0.04)	—	(0.04)	—	[3]
Investor Class
8/31/15	$21.79	$0.14	$(0.51)	$(0.37)	$(0.10)	$(0.28)	$(0.38)	$—
8/31/14	18.35	0.09	3.40	3.49	(0.05)	—	(0.05)	—	[3]
8/31/13	14.74	0.05	3.61	3.66	(0.05)	—	(0.05)	—
8/31/12	12.44	0.02	2.30	2.32	(0.02)	—	(0.02)	—	[3]
8/31/11	10.62	(—)[3]	1.84	1.84	(0.02)	—	(0.02)	—	[3]
Boston Partners Long/Short Equity Fund
Institutional Class
8/31/15	$22.65	$(0.84)	$(1.01)	$(1.85)	$—	$(1.77)	$(1.77)	$0.01
8/31/14	20.94	(0.63)	3.57	2.94	—	(1.24)	(1.24)	0.01
8/31/13	20.47	(0.54)	2.24	1.70	—	(1.24)	(1.24)	0.01
8/31/12	19.88	(0.54)	3.15	2.61	—	(2.03)	(2.03)	0.01
8/31/11	17.41	(0.47)	4.55	4.08	—	(1.62)	(1.62)	0.01
Investor Class
8/31/15	$21.33	$(0.84)	$(0.94)	$(1.78)	$—	$(1.77)	$(1.77)	$0.01
8/31/14	19.84	(0.65)	3.37	2.72	—	(1.24)	(1.24)	0.01
8/31/13	19.51	(0.57)	2.13	1.56	—	(1.24)	(1.24)	0.01
8/31/12	19.08	(0.56)	3.01	2.45	—	(2.03)	(2.03)	0.01
8/31/11	16.80	(0.50)	4.39	3.89	—	(1.62)	(1.62)	0.01
Boston Partners Long/Short Research Fund
Institutional Class
8/31/15	$15.14	$(0.14)	$0.40	$0.26	$—	$(0.20)	$(0.20)	$—	[3]
8/31/14	13.30	(0.12)	2.02	1.90	—	(0.06)	(0.06)	—	[3]
8/31/13	11.91	(0.14)	1.66	1.52	—	(0.13)	(0.13)	—	[3]
8/31/12	10.60	(0.13)	1.53	1.40	—	(0.09)	(0.09)	—	[3]
9/30/10** through 8/31/11	10.00	(0.12)	0.71	0.59	—	—	—	0.01
Investor Class
8/31/15	$15.00	$(0.18)	$0.39	$0.21	$—	$(0.20)	$(0.20)	$—	[3]
8/31/14	13.21	(0.15)	2.00	1.85	—	(0.06)	(0.06)	—	[3]
8/31/13	11.86	(0.18)	1.66	1.48	—	(0.13)	(0.13)	—	[3]
8/31/12	10.58	(0.15)	1.52	1.37	—	(0.09)	(0.09)	—	[3]
11/29/10** through 8/31/11	10.40	(0.12)	0.29	0.17	—	—	—	0.01

*	Calculated based on average shares outstanding for the period.
**	Inception date.
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Amount is less than $0.005 per share.
[4]	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.
[5]	Annualized.
[6]	Not Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

62	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (continued)	PER SHARE OPERATING PERFORMANCE

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$21.89	(1.45)%	$180,057	1.10%	N/A	1.23%	0.91%	14%
22.65	19.33	102,112	1.21	N/A	1.23	0.68	16
19.06	25.19	76,442	1.29	N/A	1.29	0.53	19
15.31	18.98	53,604	1.30	N/A	1.36	0.37	32
12.92	17.59	30,172	1.30	N/A	1.37	0.22	38

$21.04	(1.68)%	$129,474	1.35%	N/A	1.48%	0.66%	14%
21.79	19.01	112,417	1.46	N/A	1.48	0.43	16
18.35	24.90	87,237	1.54	N/A	1.54	0.28	19
14.74	18.67	66,689	1.55	N/A	1.61	0.12	32
12.44	17.28	70,490	1.55	N/A	1.62	(0.03)	38

$19.04	(8.35)%	$493,751	5.64%	2.47%	5.64%	(4.22)%	75%
22.65	14.72	676,756	4.33	2.42	4.33	(2.93)	65
20.94	8.61	620,804	4.30	2.43	4.30	(2.58)	67
20.47	14.16	505,108	4.29	2.48	4.29	(2.68)	71
19.88	23.66	344,935	3.70	2.47	3.71	(2.35)	103

$17.79	(8.55)%	$94,459	5.89%	2.72%	5.89%	(4.47)%	75%
21.33	14.41	211,372	4.57	2.66	4.57	(3.18)	65
19.84	8.30	220,307	4.55	2.68	4.55	(2.83)	67
19.51	13.90	170,834	4.54	2.73	4.54	(2.93)	71
19.08	23.37	128,184	3.95	2.72	3.96	(2.60)	103

$15.20	1.73%	$6,738,894	2.43%	1.39%	2.43%	(0.92)%	62%
15.14	14.28	5,054,388	2.52	1.39	2.52	(0.81)	57
13.30	12.81	1,743,406	2.75	1.48	2.71	(1.09)	65
11.91	13.32	254,170	2.81	1.54	2.84	(1.12)	53 [4]
10.60	6.00	37,237	2.70 [5]	1.74 [5]	4.05 [5]	(1.21)[5]	61 [6]

$15.01	1.41%	$300,586	2.68%	1.64%	2.68%	(1.17)%	62%
15.00	13.99	294,249	2.77	1.64	2.77	(1.06)	57
13.21	12.52	132,511	3.05	1.73	3.01	(1.39)	65
11.86	13.06	48,296	3.00	1.79	3.04	(1.31)	53 [4]
10.58	1.73	20,308	2.99 [5]	1.98 [5]	4.08 [5]	(1.47)[5]	61 [6]

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2015	63

BOSTON PARTNERS INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (continued)	PER SHARE OPERATING PERFORMANCE

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)*	Net Realized and Unrealized Gain/(Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*
Boston Partners All-Cap Value Fund
Institutional Class
8/31/15	$23.00	$0.30	$(0.08)	$0.22	$(0.22)	$(0.92)	$(1.14)	$—
8/31/14	19.19	0.22	4.39	4.61	(0.18)	(0.62)	(0.80)	—
8/31/13	15.57	0.24	3.75	3.99	(0.27)	(0.10)	(0.37)	—
8/31/12	14.34	0.20	2.04	2.24	(0.12)	(0.89)	(1.01)	—
8/31/11	12.85	0.15	1.63	1.78	(0.10)	(0.19)	(0.29)	—
Investor Class
8/31/15	$22.90	$0.25	$(0.08)	$0.17	$(0.17)	$(0.92)	$(1.09)	$—
8/31/14	19.12	0.17	4.38	4.55	(0.15)	(0.62)	(0.77)	—
8/31/13	15.50	0.20	3.75	3.95	(0.23)	(0.10)	(0.33)	—
8/31/12	14.28	0.16	2.03	2.19	(0.08)	(0.89)	(0.97)	—
8/31/11	12.79	0.11	1.63	1.74	(0.06)	(0.19)	(0.25)	—
WPG Partners Small/Micro Cap Value Fund
Institutional Class
8/31/15	$20.42	$0.13	$(2.84)	$(2.71)	$(0.13)	$(2.18)	$(2.31)	$—	[3]
8/31/14	19.06	0.07	3.16	3.23	(0.02)	(1.85)	(1.87)	—
8/31/13	14.32	0.07	4.74	4.81	(0.07)	—	(0.07)	—
8/31/12	12.31	(0.05)	2.06	2.01	—	—	—	—	[3]
8/31/11	11.65	(0.06)	0.72	0.66	—	—	—	—
Boston Partners Global Equity Fund
Institutional Class
8/31/15	$15.59	$0.13	$(0.40)	$(0.27)	$(0.14)	$(0.52)	$(0.66)	$—
8/31/14	12.97	0.18	2.82	3.00	(0.02)	(0.36)	(0.38)	—
8/31/13	11.00	0.12	2.07	2.19	(0.13)	(0.09)	(0.22)	—
12/30/11** through 8/31/12	10.00	0.10	0.90	1.00	—	—	—	—
Boston Partners Global Long/Short Fund
Institutional Class
8/31/15	$10.30	$(0.13)	$0.38	$0.25	$—	$—	$—	$—	[3]
12/31/13** through 8/31/14	10.00	(0.14)	0.44	0.30	—	—	—	—	[3]
Investor Class
8/31/15	$10.29	$(0.16)	$0.38	$0.22	$—	$—	$—	$—	[3]
4/11/14** through 8/31/14	9.86	(0.09)	0.52	0.43	—	—	—	—	[3]

*	Calculated based on average shares outstanding, unless otherwise noted.
**	Inception date.
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Amount is less than $0.005.
[4]	Annualized.
[5]	Not Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

64	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (concluded)	PER SHARE OPERATING PERFORMANCE

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers and Reimbursements and Recoupment, if any	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)		Ratio of Expenses to Average Net Assets Without Waivers and Reimbursements and Recoupment, if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements and Recoupment, if any	Portfolio Turnover Rate

$22.08	0.88%	$793,098	0.70%	N/A		0.95%	1.32%	33%
23.00	24.52	736,475	0.70	N/A		0.94	1.05	26
19.19	26.11	441,856	0.70	N/A		0.97	1.37	32
15.57	16.73	343,885	0.70	N/A		1.03	1.38	33
14.34	13.75	210,113	0.70	N/A		1.03	1.00	47

$21.98	0.66%	$248,643	0.95%	N/A		1.20%	1.07%	33%
22.90	24.29	217,590	0.95	N/A		1.20	0.80	26
19.12	25.93	77,936	0.95	N/A		1.22	1.12	32
15.50	16.44	25,189	0.95	N/A		1.28	1.13	33
14.28	13.55	26,436	0.95	N/A		1.28	0.75	47

$15.40	(14.01)%	$36,461	1.10%	N/A		1.41%	0.78%	80%
20.42	17.46	46,008	1.36	N/A		1.42	0.35	75
19.06	33.71	40,754	1.54	N/A		1.54	0.41	72
14.32	16.33	37,367	1.70	N/A		1.70	(0.34)	84
12.31	5.67	33,238	1.67	N/A		1.72	(0.43)	85

$14.66	(1.75)%	$279,978	0.95%	N/A		1.24%	0.86%	98%
15.59	23.39	60,087	0.96	N/A		1.39	1.20	136
12.97	20.14	11,496	1.30	N/A		3.05	1.00	102
11.00	10.00 [5]	11,234	1.30 [4]	N/A		3.56 [4]	1.39 [4]	83 [5]

$10.55	2.43%	$317,600	3.09%	1.96%		3.05%	(1.27)%	132%
10.30	3.00	37,403	3.88 [4]	2.00	[4]	4.89 [4]	(2.04)[4]	72 [5]

$10.51	2.14%	$59,919	3.34%	2.21%		3.30%	(1.52)%	132%
10.29	4.36	2,841	4.12 [4]	2.25	[4]	4.44 [4]	(2.28)[4]	72 [5]

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series trust,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-one active investment portfolios, including Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”), Boston Partners All-Cap Value Fund (“BP All-Cap Value Fund”), Boston Partners Global Equity Fund (“BP Global Equity Fund”), Boston Partners Global Long/Short Fund (“BP Global Long/Short Fund”) (collectively “BP Funds”), and WPG Partners Small/Micro Cap Value Fund (“WPG Small/Micro Cap Value Fund” and, collectively with the BP Funds, the “Funds”). As of August 31, 2015, the BP Funds each offer two classes of shares, Institutional Class and Investor Class. As of August 31, 2015, Investor Class shares of the BP Global Equity Fund have not been issued. The WPG Small/Micro Cap Value Fund is a single class fund, offering only the Institutional Class of shares.

RBB has authorized capital of one hundred billion shares of common stock of which 82.373 billion shares are currently classified into one hundred and fifty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

66	ANNUAL REPORT 2015

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NOTES TO FINANCIAL STATEMENTS (continued)

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value each Fund’s investments as of August 31, 2015 is included in each Fund’s Portfolio of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

Foreign securities that utilize international fair pricing are categorized as Level 2 in the hierarchy. For the BP Global Long/Short Fund securities held as long positions with an end of period value of $3,034,025 transferred from Level 1 into Level 2. For the BP Long/Short Equity Fund, BP Long/Short Research Fund, and BP Global Long/Short Fund securities held as short positions with an end of period value of $2,924,618, $10,613,661 and $2,830,436, respectively, transferred from Level 1 into Level 2. These transfers occurred as a result of securities being valued utilizing the international fair value pricing at August 31, 2015. For the Global Equity Fund and Global Long Short Fund securities held as long positions with an end of period value of $2,788,416, and $3,362,070, respectively, transferred from Level 2 into Level 1. For the Global Long Short Fund, securities held as short positions with an end of period value of $1,887,587 transferred from Level 2 into Level 1. These transfers occurred as a result of these securities no longer being valued utilizing the international fair value pricing at August 31, 2015.

Use of Estimates — The preparation of financial statements in conformity U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification

ANNUAL REPORT 2015	67

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — The Funds consider liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

Currency Risk — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

68	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Options Written — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. A Fund also may write OTC options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of August 31, 2015, all of each Fund’s written options were exchange-traded options.

The BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP All-Cap Value Fund and the BP Global Long Short Fund had transactions in options written during the year ended August 31, 2015 as follows:

	BP Long/Short Equity Fund		BP Long/Short Research Fund		BP All-Cap Value Fund		BP Global Long/Short Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at August 31, 2014	355	$326,590	5,378	$3,161,737	2,123	$743,607	—	$—
Options written	1,052	649,513	105,115	46,877,021	95	558,681	2,685	1,578,977
Options closed	—	—	(42,448)	(16,755,806)	—	—	(281)	(198,637)
Options expired	(343)	(315,724)	(13,490)	(6,087,188)	(849)	(212,360)	(274)	(102,928)
Options exercised	(12)	(10,866)	(14,901)	(9,412,677)	(1,274)	(531,247)	(398)	(221,747)

Options outstanding at August 31, 2015	1,052	$649,513	39,654	$17,783,087	95	$558,681	1,732	$1,055,665

For the year ended August 31, 2015, the average volume of derivatives were as follows:

Fund	Purchased Options (Cost)	Written Options (Proceeds)
BP Long/Short Equity Fund	$1,686,010	$723,425
BP Long/Short Research Fund	—	8,762,502
BP All-Cap Value Fund	—	627,854
BP Global Long/Short Fund	—	290,405

Short Sales — When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund and the BP Global Long/Short Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, a Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker

ANNUAL REPORT 2015	69

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

charges on a net basis as interest income or interest expense. For the year ended August 31, 2015, the BP Long/Short Equity Fund, the BP Long/Short Research Fund and the Global Long/Short Fund had net charges of $20,758,124, $16,061,541 and $385,065, respectively, on borrowed securities. Such amounts are included in prime broker interest expense on the Statements of Operations.

As of August 31, 2015, the BP Long/Short Equity Fund, BP Long/Short Research Fund and the BP Global Long/Short Fund had securities sold short valued at $440,837,787, $3,394,925,371 and $206,137,495, respectively, for which securities of $369,899,470, $3,033,914,768 and $177,593,223 and cash deposits of $473,213,373, $3,388,451,610, and $213,793,634, respectively, were pledged as collateral.

In accordance with Special Custody and Pledge Agreements with Goldman Sachs & Co. (“Goldman Sachs”) (the Funds’ prime broker), the BP Long/Short Equity Fund, the BP Long/Short Research Fund and the BP Global Long/Short Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.

The BP Long/Short Equity Fund, the BP Long/Short Research Fund and BP Global Long/Short Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the year ended August 31, 2015:

BP Long/Short Equity Fund			BP Long/Short Research Fund			BP Global Long/Short Fund
Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate	Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate	Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate
168		CAD 4,602,229	1.37%	129	AUD 27,425,975	2.43%	152	AUD 412,808	2.93%
328		EUR 1,118,646	0.38%	195	CAD 8,606,734	1.08%	156	CAD 104,767	1.40%
329		USD 53,652,255	0.54%	174	CHF 12,010,499	0.35%	271	CHF 274,398	0.21%
				144	DKK 130,266,025	0.16%	355	DKK 518,536	0.33%
				204	EUR 69,575,199	0.29%	348	EUR 7,730,239	0.32%
				103	GBP 9,372,846	0.89%	353	GBP 2,308,243	0.88%
				64	HKD 81,368,608	0.48%	324	HKD 3,960,682	0.49%
				211	JPY 3,763,280,554	0.51%	332	JPY 482,800,882	0.51%
				56	NOK 14,935,693	1.41%	206	NOK 752,048	1.58%
				151	SEK 183,798,707	0.11%	328	NZD 245,830	3.85%
				10	SGD 34,886	0.68%	266	SEK 1,302,253	0.54%
				259	USD 80,692,692	0.54%	221	SGD 783,408	0.59%
							357	THB 18,601,738	2.00%
							1	USD 157,361	0.55%

As of August 31, 2015, the BP Long/Short Equity Fund, had borrowings of $56,200,096. Such amounts are included in due to prime broker on the Statements of Assets and Liabilities. The BP Long/Short Equity Fund, the BP Long/Short Research Fund and BP Global Long/Short Fund incurred interest expense for the year ended August 31, 2015, in the amount of $297,239, $879,202 and $107,190, respectively.

Contracts for Difference — The BP Global Long/Short Fund and BP Long/Short Research Fund (for this section only, each a “Fund”) may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

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NOTES TO FINANCIAL STATEMENTS (continued)

CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. CFDs outstanding at period end, if any, are listed on the Schedule of Investments. In connection with CFDs, cash or securities may be segregated as collateral by the Funds’ custodian. As of August 31, 2015, the BP Long/Short Research Fund and BP Global Long/Short Fund held CFDs.

For the year ended August 31, 2015, the average volume of CFDs was as follows:

Fund	Notional Amount
BP Long/Short Research Fund	$6,288,182
BP Global Long/Short Fund	1,462,977

2.	Investment Advisers and Other Services

Robeco Investment Management, Inc. (“Robeco”) provides investment advisory services to the BP Funds and the WPG Small/Micro Cap Value Fund. For its advisory services with respect to the BP Funds, Robeco is entitled to receive 1.00% of the BP Small Cap Value Fund II’s average daily net assets, 2.25% of the BP Long/Short Equity Fund’s average daily net assets, 1.25% of the BP Long/Short Research Fund’s average daily net assets, 0.80% of the BP All-Cap Value Fund’s average daily net assets, 0.90% of the BP Global Equity Fund’s average daily net assets and 1.50% of the BP Global Long/Short Fund’s average daily net assets, each accrued daily and payable monthly. Robeco is also entitled to receive advisory fees, accrued daily and paid monthly, as follows:

WPG Partners Small/Micro Cap Value Fund	0.80% of net assets up to $500 million
0.75% of net assets in excess of $500 million

Robeco has contractually agreed to limit the BP Long/Short Equity Fund and BP All-Cap Value Fund’s total annual operating expenses (excluding certain items discussed below) to the extent that such expenses exceed the ratios in the table below. This limit is calculated daily based on the BP Long/Short Equity Fund and BP All-Cap Value Fund’s average daily net assets. These limitations are effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. These contractual limitations are in effect until at least January 26, 2016 and may not be terminated without approval of the Company’s Board of Directors. Robeco may not recoup any of its waived investment advisory fees with respect to these Funds. The contractual limitations of the BP Long/Short Equity Fund and BP All-Cap Value Fund are the following:

	Institutional	Investor
BP Long/Short Equity Fund	2.50%	2.75%
BP All-Cap Value Fund	0.70%	0.95%

For BP Small Cap Value Fund II, Robeco has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.10% and 1.35%, of the average daily net assets attributable to the Funds’ Institutional Class shares and Investor Class shares, respectively. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Board of Directors. If at any time during the three years from May 28, 2014 to May 28, 2017 in which the Fund’s advisory agreement with Robeco is in effect, the Fund’s total annual Fund operating expenses for that year are less than 1.10% for the Institutional Class and 1.35% for the Investor Class, Robeco is entitled to reimbursement by the Fund of the advisory fees foregone and other payments remitted by Robeco to the Fund during such three-year period.

For the BP Long/Short Research Fund and BP Global Long/Short Fund, Robeco has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.50% and 2.00%, respectively, of the average daily net assets attributable to the Funds’ Institutional Class shares and 1.75% and 2.25%, respectively, of the average daily net assets attributable to the Funds’ Investor Class. This contractual limitation is in effect until at least January 26, 2016 and may not be terminated without approval of the Company’s Board of Directors. If at any time within three years from the date on which

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BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

such waiver or reimbursement was made, the Funds’ Total annual Fund operating expenses for that year are less than 1.50% for the Institutional Class and 1.75% for the Investor Class of the BP Long/Short Research Fund or 2.00% for the Institutional Class and 2.25% for the Investor Class of the BP Global Long/Short Fund, Robeco is entitled to reimbursement by the Funds of the advisory fees forgone and other payments remitted by Robeco to the Funds during such three-year period.

Robeco has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the BP Global Equity Fund’s total annual Fund operating expenses (excluding certain items discussed below) exceeds 0.95% of the average daily net assets attributable to the Fund’s Institutional Class shares and 1.20% of the average daily net assets attributable to the Fund’s Investor Class. This contractual limitation is in effect until at least January 26, 2016 and may not be terminated without approval of the Company’s Board of Directors. If at any time within three years from the date on which such waiver or reimbursement was made, the Fund’s total annual Fund operating expenses for that year are less than 0.95% for the Institutional Class and 1.20% for the Investor Class, Robeco is entitled to reimbursement by each Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period.

Robeco has contractually agreed to limit the WPG Small/Micro Cap Value Fund’s total annual Fund operating expenses (excluding certain items discussed below) to 1.10%. The contractual limitation is in effect until at least December 31, 2016 and may not be terminated without approval of the Company’s Board of Directors. If at any time during the three years from May 28, 2014 to May 28, 2017 in which the Fund’s advisory agreement with Robeco is in effect, the Fund’s total annual Fund operating expenses for that year are less than 1.10%, Robeco is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period.

At August 31, 2015, the amount of potential recoupment by Robeco was as follows:

	Expiration August 31, 2016	Expiration August 31, 2017	Expiration August 31, 2018	Total
BP Small Cap Value Fund II	$—	$41,219	$362,104	$403,323
WPG Small/Micro Cap Value Fund	—	27,146	125,396	152,542
BP Global Equity Fund	202,243	217,404	316,245	735,892

During the year ended August 31, 2015, the BP Global Long/Short Fund recouped $87,459 of expenses waived in previous years.

For the year ended August 31, 2015, Robeco waived and reimbursed fees as follows:

Funds	Investment Adviser Expense Waived	Investment Adviser Reimbursement
BP Small Cap Value Fund II	$362,104	$—
BP Long/Short Equity Fund	—	—
BP Long/Short Research Fund	—	—
BP All-Cap Value Fund	2,542,627	—
WPG Small/Micro Cap Value Fund	125,396	—
BP Global Equity Fund	316,245	—
BP Global Long/Short Fund	—	—

In determining Robeco’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator for the Funds. For providing administration and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administrative services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

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NOTES TO FINANCIAL STATEMENTS (continued)

In addition, BNY Mellon serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Board of Directors of the Company has approved a Distribution Agreement for the Funds and adopted separate Plans of Distribution for the Investor Class of each BP Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Foreside Funds Distributors LLC (the “Underwriter”) is entitled to receive from each Fund a distribution fee with respect to the Investor Class, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of the Investor Class Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class, all as set forth in the Plans.

3.	Directors/Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2015 was $248,681. Certain employees of BNY Mellon serve as an Officer of the Company. They are not compensated by the Funds or the Company.

4.	Investment in Securities

For the year ended August 31, 2015, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

Fund	Purchases	Sales
BP Small Cap Value Fund II	$134,860,343	$36,640,619
BP Long/Short Equity Fund	564,414,730	822,911,201
BP Long/Short Research Fund	5,327,962,534	3,646,655,830
BP All-Cap Value Fund	419,023,924	325,890,431
WPG Small/Micro Cap Value Fund	31,405,867	32,739,963
BP Global Equity Fund	338,078,801	114,570,284
BP Global Long/Short Fund	548,705,165	229,150,551

5.	Capital Share Transactions

As of August 31, 2015, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class of the BP Long/Short Research Fund and the WPG Small/Micro Cap Value Fund, which have 500,000,000 shares and 50,000,000 shares, respectively, of $0.001 par value common stock authorized.

6.	Securities Lending

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Company’s Board of Directors, is invested in short-term investments. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Robeco to be of good standing and only when, in Robeco’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. During the year ended August 31, 2015, the Funds participated in securities lending. The market value of securities on loan and collateral as of August 31, 2015 and the income generated from the program during the year ended August 31, 2015 with respect to such loans were as follows:

Fund	Market Value of Securities Loaned	Market Value of Collateral	Income Received from Securities Lending
BP Small Cap Value Fund II	$9,582,054	$9,627,911	$185,544
BP Long/Short Equity Fund	10,850,544	11,779,621	826,925

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Market Value of Securities Loaned	Market Value of Collateral	Income Received from Securities Lending
BP All-Cap Value Fund	$11,725,432	$12,040,240	$11,622
WPG Small/Micro Cap Value Fund	4,102,421	4,141,270	199,121

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of August 31, 2015:

				Gross Amount Net Offset in the Statement of Assets and Liabilities
Fund	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
BP Small Cap Value Fund II	$9,582,054	—	$9,582,054	—	$9,582,054	—
BP Long/Short Equity Fund	10,850,544	—	10,850,544	—	10,850,544	—
BP All-Cap Value Fund	11,725,432	—	11,725,432	—	11,725,432	—
WPG Small/Micro Cap Value Fund	4,102,421	—	4,102,421	—	4,102,421	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

7.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by Robeco as applicable, based on policies and procedures established by the Company’s Board of Directors. Therefore, not all restricted securities are considered illiquid.

At August 31, 2015, the following Fund held restricted securities that were illiquid:

	Acquisition Date	Acquisition Cost	Shares/Par	Value	% of Net Assets
BP All-Cap Value Fund
Common Stocks:
Peoples Choice Financial Corp. 144A	12/21/04-01/23/06	$14,293	1,465	$0.00	0.0%
Solar Cayman Ltd. 144A	03/24/10	—	19,375	0.00	0.0

		$14,293	20,840	$—	0.0%

8.	Redemption Fees

There is a 1.00% redemption fee on shares redeemed which have been held 60 days or less on BP Small Cap Value Fund II, BP Long/Short Research Fund, BP Global Equity Fund and BP Global Long/Short Fund. There is a 2.00% redemption fee on shares redeemed which have been held 365 days or less on the BP Long/Short Equity Fund. The WPG Small/Micro Cap Value Fund has a 2.00% redemption fee on shares redeemed within 60 days of purchase. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

9.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2015, federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
BP Small Cap Value Fund II	$262,077,884	$64,105,312	$(19,040,272)	$45,065,040
BP Long/Short Equity Fund	573,488,611	150,892,976	(128,917,942)	21,975,034
BP Long/Short Research Fund	6,485,864,201	756,724,821	(531,815,689)	224,909,132
BP All-Cap Value Fund	886,683,206	183,788,187	(38,385,331)	145,402,856
WPG Small/Micro Cap Value Fund	40,148,481	4,921,232	(4,827,318)	93,914
BP Global Equity Fund	276,592,801	8,729,056	(15,723,496)	(6,994,440)
BP Global Long/Short Fund	357,660,342	9,071,732	(24,035,602)	(14,963,870)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2015, were reclassified among the following accounts. They are primarily attributable to net investment loss, gains and losses on foreign currency transactions, tax reclassification of distributions received, capitalization of short sale dividends, investments in contract for differences and investments in partnerships and passive foreign investment companies.

Fund	Increase/ (Decrease) Undistributed Net Investment Income/(Loss)	Increase/ (Decrease) Accumulated Net Realized Gain/(Loss) on Investments	Increase/ (Decrease) Additional Paid-in Capital
BP Small Cap Value Fund II	$27,623	$(27,623)	$—
BP Long/Short Equity Fund	28,292,396	795,415	(29,087,811)
BP Long/Short Research Fund	72,490,455	(72,489,975)	(480)
BP All-Cap Value Fund	—	—	—
WPG Small/Micro Cap Value	4,815	(4,815)	—
BP Global Equity Fund	(338,850)	338,850	—
BP Global Long/Short Fund	(199,653)	249,690	(50,037)

As of August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Qualified Late-year Loss Deferral
BP Small Cap Value Fund II	$2,433,498	$8,028,871	$—	$45,065,040	$—
BP Long/Short Equity Fund	—	48,419,040	(421,617)	(5,630,777)	(19,044,267)
BP Long/Short Research Fund	—	199,155,028	—	334,472,770	(11,351,596)
BP All-Cap Value Fund	17,612,903	44,877,486	—	144,479,537	—
WPG Small/Micro Cap Value Fund	228,530	668,357	—	93,914	—
BP Global Equity Fund	477,344	150,010	—	(7,001,717)	—
BP Global Long/Short Fund	—	436,375	—	7,331,622	(2,902,608)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS (concluded)

The tax character of dividends and distributions paid during the two fiscal years ended August 31, 2015 and 2014 were as follows:

	2015			2014
Fund	Ordinary Income	Long-Term Gains	Total	Ordinary Income	Long-Term Gains	Total
BP Small Cap Value Fund II	$1,556,667	$3,412,105	$4,968,772	$583,139	$—	$583,139
BP Long/Short Equity Fund	—	72,185,837	72,185,837	2,623,279	47,534,301	50,157,580
BP Long/Short Research Fund	—	77,881,138	77,881,138	—	10,836,209	10,836,209
BP All-Cap Value Fund	21,516,995	25,582,869	47,099,864	12,757,029	12,457,916	25,214,945
WPG Small/Micro Cap Value Fund	2,796,155	2,239,602	5,035,757	50,358	3,952,860	4,003,218
BP Global Equity Fund	2,166,520	1,082,426	3,248,946	1,079,874	423,661	1,503,535
BP Global Long/Short Fund	—	—	—	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2015.

For the fiscal year ended August 31, 2015, the following Funds deferred to September 1, 2015, the following qualified late-year losses:

Fund	Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
BP Long/Short Equity Fund	$19,044,267	$—	$—
BP Long/Short Research Fund	11,351,596	—	—
BP Global Long/Short Fund	1,505,537	1,397,071	—

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2015, the Funds had the following pre-enactment net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by U.S. Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Expiration August 31, 2016	Total
BP Long/Short Equity Fund	$421,617	$421,617

Due to limitations imposed by the Internal Revenue Code and the regulations thereunder, the capital losses from the BP Long/Short Equity Fund that were acquired in its reorganization with the WPG 130/30 Large Cap Core Fund on April 17, 2009, could not be fully used against its current year capital gains. The remaining loss of $421,617 is carried forward and $421,617 can be utilized annually against the BP Long/Short Equity Fund’s realized capital gains through August 31, 2016.

During the year ended August 31, 2015, the BP Global Long/Short Fund utilized $161,107 of prior year capital loss carryforwards.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

76	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

The RBB Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund and Boston Partners Global Long/Short Fund (seven of the portfolios constituting The RBB Fund, Inc.) (the “Funds”) as of August 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund and Boston Partners Global Long/Short Fund (seven of the portfolios constituting The RBB Fund, Inc.) at August 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 30, 2015

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SHAREHOLDER TAX INFORMATION (unaudited)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2015. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. During the fiscal year ended August 31, 2015, the following dividends and distributions were paid by each of the Funds:

	Ordinary Income	Long-Term Capital Gains
BP Small Cap Value Fund II	$1,556,667	$3,412,105
BP Long/Short Equity Fund	—	72,185,837
BP Long/Short Research Fund	—	77,881,138
BP All-Cap Value Fund	21,516,995	25,582,869
WPG Small/Micro Cap Value Fund	2,796,155	2,239,602
BP Global Equity Fund	2,166,520	1,082,426
BP Global Long/Short Fund	—	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2015 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

BP Small Cap Value Fund II	83.49%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	66.35%
WPG Small/Micro Cap Value Fund	8.99%
BP Global Equity Fund	53.57%
BP Global Long/Short Fund	0.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

BP Small Cap Value Fund II	84.01%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	61.44%
WPG Small/Micro Cap Value Fund	10.32%
BP Global Equity Fund	30.39%
BP Global Long/Short Fund	0.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

BP Small Cap Value Fund II	0.02%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	0.02%
WPG Small/Micro Cap Value Fund	0.05%
BP Global Equity Fund	0.03%
BP Global Long/Short Fund	0.00%

78	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

SHAREHOLDER TAX INFORMATION (unaudited) (concluded)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

BP Small Cap Value Fund II	0.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	100.00%
WPG Small/Micro Cap Value Fund	0.00%
BP Global Equity Fund	100.00%
BP Global Long/Short Fund	0.00%

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

ANNUAL REPORT 2015	79

BOSTON PARTNERS INVESTMENT FUNDS

OTHER INFORMATION (unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreements

At a regular meeting of the Board held on May 13-14, 2015 (the “Meeting” ), the Board of Directors, including all of the Independent Directors, considered the approval of the continuation of the investment advisory agreement between Robeco and the Company, on behalf of the Funds (the “Advisory Agreement”). The Board’s decision to approve the continuation of the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement with Robeco. In approving the continuation of the Advisory Agreement, the Board considered information provided by Robeco with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Robeco’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Robeco personnel providing those services; (iii) Robeco’s investment philosophies and processes; (iv) Robeco’s assets under management and client descriptions; (v) Robeco’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Robeco’s current advisory fee arrangements with the Company and other similarly managed clients; (vii) Robeco’s compliance procedures; (viii) Robeco’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) report prepared by Lipper comparing each Fund’s management fees and total expense ratio to those each Fund’s respective Lipper Group and comparing the performance of each Fund to the performance of each Fund’s respective Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Robeco. The Directors concluded that Robeco had substantial resources to provide services to the Funds and that Robeco’s services had been acceptable.

The Directors also considered the investment performance of the Funds. Information on the Funds’ investment performance was provided for one-, three-, and five-year periods ended March 31, 2015, as applicable. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors noted that the BP All-Cap Value Fund outperformed its benchmark, the Russell 3000 Value Index for the year-to-date, one-, three- and five-year, and since inception periods ended March 31, 2015. The Directors also noted that the BP All-Cap Value Fund ranked in the second quintile in both its Lipper Group and Lipper performance universe for the one-year period ended December 31, 2014.

The Directors noted that the BP Long/Short Equity Fund underperformed its primary benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended March 31, 2015. However, it outperformed its primary benchmark for the since inception period ended March 31, 2015. The Directors noted that the BP Long/Short Equity Fund’s performance ranked in the second quintile in both its Lipper Group and Lipper performance universe for the one-year period ended December 31, 2014.

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BOSTON PARTNERS INVESTMENT FUNDS

OTHER INFORMATION (unaudited) (concluded)

The Directors noted that while the performance of the WPG Small/Micro Cap Value Fund was below the performance of its primary benchmark, the Russell 2000 Value Index, since inception, it had outperformed the Lipper Group median for the three-year period ended December 31, 2014.

Next, the Directors also reviewed the performance of the BP Long/Short Research Fund. They noted that the Fund had underperformed its benchmark for the one- and three-year periods ended March 31, 2015, but outperformed its Lipper Group median for the one- and three-year periods ended December 31, 2014. The Directors also noted that the BP Long/Short Research Fund ranked within the 1st quintile in its Lipper Group for the one-, two-, three-, and four-year and since inception periods ended December 31, 2014. In addition, the Directors noted that the Fund ranked in the second quintile for the one- and two-year periods and first quintile for the three- and four- year periods ended December 31, 2014 in its Lipper performance universe.

The Directors next reviewed the performance of the BP Small Cap Value Fund II, which outperformed its benchmark, the Russell 2000 Value Index, for the year-to-date, one-, three- and five-year, and since inception periods ended March 31, 2015. In addition, the Directors noted that the Fund ranked in the second quintile in its Lipper Group for the one-year period ending December 31, 2014.

The Directors also considered the performance of the BP Global Equity Fund, which outperformed its benchmark, the MSCI World Index, for the year-to-date, one- and three-year, and since inception periods ended March 31, 2015. They noted that the Fund ranked in the second quintile for the one-year period ended December 31, 2014 in both its Lipper Group and Lipper performance universe. They also noted that Fund ranked in the first quintile for the two- and three-year and since inception periods ended December 31, 2014 in both its Lipper Group and Lipper performance universe.

The Directors noted that the BP Global Long/Short Fund had underperformed its benchmark, the MSCI World Index, for the one-year and since inception periods ended March 31, 2015. They noted that for the one- and two-year periods ended December 31, 2014, the Fund ranked in the fourth quintile in both its Lipper Group and Lipper performance universe.

The Board also considered the advisory fee rates payable by the Funds under the Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. After reviewing the comparable fee information provided in the Lipper Reports, the Directors noted that actual adviser fees were lower than the respective Lipper Group median fees for the BP All-Cap Value Fund, BP Global Equity Fund, and BP Global Long/Short Fund; higher than the respective Lipper Group median fees for the BP Long/Short Equity Fund, BP Long/Short Research Fund and WPG Small/Micro Cap Value Fund; and the same as its Lipper Group median for BP Small Cap Value II Fund. The Directors considered discussions held during Robeco’s presentation on the variance in fees, and the higher costs of managing certain portfolios. The Directors noted that Robeco had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2015 to limit total annual operating expenses to agreed upon levels for each Fund.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Robeco’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreement should be approved and continued for additional one-year periods ending August 16, 2016.

ANNUAL REPORT 2015	81

BOSTON PARTNERS INVESTMENT FUNDS

DIRECTORS AND EXECUTIVE OFFICERS

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their date of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-888-261-4073.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	21	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since March 2004, Director of Cornerstone Bank.	21	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	21	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Since 1997, Consultant, financial services organizations.	21	Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	From July 2010 to March 2015, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	21	None
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC.	21	Independent Trustee of EIP Investment Trust (Registered Investment Company).
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group.	21	Reich and Tang Group (asset management).

82	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

DIRECTORS AND EXECUTIVE OFFICERS (concluded)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR[2]
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	21	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Christina Morse 301 Bellevue Parkway Wilmington, DE 19809 DOB: 12/64	Secretary	2015 to present	Since August 2014, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); from August 2013 to July 2014, Counsel, Lord, Abbett & Co. LLC; from May 2009 to July 2013, Vice President, BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-one portfolios of the Company that are currently offered for sale.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

ANNUAL REPORT 2015	83

BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE (unaudited)

FACTS	WHAT DO THE BOSTON PARTNERS INVESTMENT FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Boston Partners Investment Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Boston Partners Investment Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 261-4073 or go to www.boston-partners.com

84	ANNUAL REPORT 2015

BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE (unaudited) (concluded)

What we do

How do the Boston Partners Investment Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Boston Partners Investment Funds collect my personal information?

We collect your personal information, for example, when you

•           open an account

•           provide account information

•           give us your contact information

•           make a wire transfer

•           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•           sharing for affiliates’ everyday business purposes – information about your creditworthiness

•           affiliates from using your information to market to you

•           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include: • Robeco Investment Management, Inc. • Robeco Securities, LLC
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Boston Partners Investment Funds don’t share with nonaffiliates so they can market to you. The Boston Partners Investment Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Boston Partners Investment Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

ANNUAL REPORT 2015	85

INVESTMENT ADVISER

Robeco Investment Management, Inc.

909 Third Avenue, 32nd Floor

New York, NY 10022

ADMINISTRATOR

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

PRINCIPAL

UNDERWRITER

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

BOS-AR15

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

LEGAL COUNSEL

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

CAMPBELL CORE TREND FUND

of

THE RBB FUND, INC.

ANNUAL REPORT

AUGUST 31, 2015

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

CAMPBELL CORE TREND FUND

ANNUAL INVESTMENT ADVISER’S REPORT

(UNAUDITED)

The Campbell Core Trend Fund (the “Fund”) was launched on December 31, 2014, with an initial net asset value (“NAV”) of $10.00 per share. The Fund’s objective is to seek capital appreciation by exploiting the tendency of asset markets to exhibit persistent trends. The Fund has investments across a variety of global futures and forward markets and can be either long or short, resulting in a low long-term correlation to traditional investments.

PERFORMANCE OF THE FUND

	6 MONTH RETURN
	MARCH 1, 2015	INCEPTION THROUGH AUGUST 31, 2015
	THROUGH	(“FISCAL PERIOD”)
NAME	AUGUST 31, 2015	RETURN*
Campbell Core Trend Fund - Institutional Class	-8.75%	-2.90%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%	0.02%
Barclay BTOP50 Index	-5.41%	-2.18%
Newedge Trend Index	-5.37%	-0.73%
MSCI World Index	-7.19%	-3.77%

* Inception date of the Fund is December 31, 2014.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-800-698-7235. Performance would have been lower without fee waivers in effect.

Returns of the Fund’s shares for the six month period and Fiscal Period ended August 31, 2015 are shown in the table above, along with the performance of several industry benchmarks. The Fund finished the Fiscal Period with positive performance in foreign exchange, and negative performance in fixed income, equity indices and commodities. Sharp reversals in all sectors during the second quarter of 2015 contributed to negative returns for short-term (less than 1 month) and medium-term (1 to 3 months) time horizons. Longer-term strategies (greater than 3 months) were less impacted by the change in sentiment, and provided significant offsetting gains. Moderate underperformance versus the benchmark indices was driven primarily by a larger exposure to the short-term time horizon.

FISCAL PERIOD 2015 HIGHLIGHTS

Our research and trading teams incorporated a number of new innovations into the Fund’s portfolio during the Fiscal Period ended August 31, 2015. Areas of focus included Commodity-specific strategies, Risk Management, and the addition of new markets.

One of the key objectives of the Fund is to provide performance that is both compelling on a stand-alone basis and representative of the momentum exposure tracked by the major Commodity Trading Advisor (“CTA”) indices. As a result, we have adjusted the time horizon exposure within the portfolio. The new time horizon allocation reflects an even split between Medium-Term and Long-Term time horizons, with the Short-Term time horizon omitted.

Industry education remains a primary focus for Campbell & Company Investment Adviser LLC (“Campbell”). So far this year, we have published two white papers intended to assist investors with the construction of CTA portfolios. The first paper, “Return Dispersion and Counterintuitive Correlation,” explores CTA manager performance and the impact of the environment on expected dispersion. The second paper, “Quantifying CTA Risk Management,” attempts to provide a factor-based framework to quantify CTA risk management. If you would like a copy of either paper, please contact us through our website at www.campbell.com.

Finally, we are pleased to report two senior level additions to our team during the most recent Fiscal Period. Dr. Kathryn Kaminski joined Campbell in January in the role of Director, Investment Strategies. Dr. Kaminski has significant

1

CAMPBELL CORE TREND FUND

ANNUAL INVESTMENT ADVISER’S REPORT (CONCLUDED)

(UNAUDITED)

experience as a quantitative investment professional and is an accomplished academic, most recently co-authoring the book Trend Following with Managed Futures: The Search for Crisis Alpha. Richard M. Johnson joined Campbell in March in the role of Managing Director and Global Head of Institutional Sales. He has a wealth of experience supporting institutional clients, most recently as the Managing Director of Strategic Business Development at a multi-billion dollar investment firm. Mr. Johnson has assumed leadership of the institutional sales team, focusing on supporting existing clients and expanding our distribution efforts.

Given the uncertain economic landscape, we believe that diversifying strategies such as trend following may serve as a valuable complement to traditional investment portfolios in 2016. With the ability to take both long and short positions in a broad array of markets, the Core Trend Program of the Fund has the potential to capture opportunities that are difficult to access with a traditional asset allocation scheme. We look forward to speaking with you during the coming year and welcome any questions you may have regarding the Fund.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index.

The Newedge Trend Index is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers.

The MSCI World Index captures large and mid-cap representation across 23 developed markets countries.

2

CAMPBELL CORE TREND FUND

ANNUAL REPORT

PERFORMANCE DATA

AUGUST 31, 2015

(UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in

Campbell Core Trend Fund vs. Barclays BTOP50 Index

and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

This chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund is made on December 31, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Barclays BTOP50 Index are unmanaged, do not incur expenses and are not available for investment.

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2015*
Since
Inception**
Campbell Core Trend Fund, Institutional Shares	-2.90%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.02%
Barclay BTOP50 Index***	-2.18%

*	Not annualized.

**	Inception date of the Fund is December 31, 2014.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should read carefully before investing.

3

CAMPBELL CORE TREND FUND

ANNUAL REPORT

PERFORMANCE DATA (CONCLUDED)

AUGUST 31, 2015

(UNAUDITED)

The Fund intends to elect to be treated and to qualify each year, as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code (“Code”). To maintain qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and distribution of its income requirements. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio, as stated in the current prospectus dated December 30, 2014, is 1.62% and the Fund’s net operating expense ratio is 1.25%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.25% of the Fund’s average daily net assets attributable to Institutional Shares. This contractual limitation is in effect until December 31, 2015 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index.

Portfolio composition is subject to change.

4

CAMPBELL CORE TREND FUND

FUND EXPENSE EXAMPLES

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2015 through August 31, 2015, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	INSTITUTIONAL SHARES
	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID
	MARCH 1, 2015	AUGUST 31, 2015*	DURING PERIOD*
Actual	$1,000.00	$ 912.50	$6.07
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.41

*

Expenses are equal to the Fund’s annualized six-month expense ratio of 1.26% for the Institutional Shares, which includes waived fees or reimbursed expenses (including interest expense), multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184) then divided by 365 days. The annualized amount of interest expense was 0.01% for the period March 1, 2015 to August 31, 2015. Without this expense, the annualized expense ratio would have been 1.25%. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Institutional Shares of the Fund of (8.75)%.

5

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO HOLDINGS SUMMARY TABLE

AUGUST 31, 2015

(UNAUDITED)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2015.

	% OF NET
SECURITY TYPE/SECTOR CLASSIFICATION	ASSETS	VALUE

SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	66.9%	$6,498,347
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	33.1	3,216,165

NET ASSETS	100.0%	$9,714,512

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.

6

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

AUGUST 31, 2015

	COUPON*	MATURITY	PAR	VALUE
SHORT-TERM INVESTMENTS — 66.9%
U.S. TREASURY OBLIGATIONS—66.9%
U.S. Treasury Bill	0.030%	10/22/15	$3,250,000	$3,249,885
U.S. Treasury Bill	0.135%	01/21/16	3,250,000	3,248,462

				6,498,347

TOTAL SHORT-TERM INVESTMENTS (Cost $ 6,498,347)				6,498,347

TOTAL INVESTMENTS — 66.9% (Cost $ 6,498,347)				6,498,347

OTHER ASSETS IN EXCESS OF LIABILITIES — 33.1%				3,216,165

NET ASSETS — 100.0%				$9,714,512

*	Short-term investments reflect the annualized effective yield on the date of purchase for discounted investments.

The accompanying notes are an integral part of the consolidated financial statements.

7

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

FUTURES CONTRACTS

				UNREALIZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
LONG CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
10-Year Mini Japanese Government Bond	09/09/15	1	$121,368	$635
3-Month Euro Euribor	09/19/16	16	4,488,344	238
90-DAY Bank Bill	12/11/15	11	7,790,610	245
90-DAY Eurodollar	09/19/16	11	2,721,075	1,700
90-DAY Sterling	09/21/16	19	3,604,676	4,399
Australian 10-Year Bond	09/16/15	1	92,862	(1,200)
Australian 3-Year Bond	09/16/15	9	717,220	2,080
Canadian 10-Year Bond	12/31/15	2	218,106	(3,116)
Euro-Bobl	09/10/15	1	146,710	(740)
Euro-Schatz	09/10/15	3	375,337	(426)
London Metals Exchange Aluminum	09/16/15	25	1,045,139	(47,952)
London Metals Exchange Copper	09/16/15	8	1,112,967	(83,567)
London Metals Exchange Nickel	09/16/15	9	606,357	(64,305)
London Metals Exchange Zinc	09/16/15	13	647,223	(59,054)
Long Gilt	12/31/15	1	181,914	(2,087)
Nikkei 225 Index	09/11/15	1	85,268	(7,486)
U.S. Treasury 10-Year Notes	12/31/15	2	256,203	(2,078)
U.S. Treasury 2-Year Notes	01/06/16	6	1,313,344	(2,531)
U.S. Treasury 5-Year Notes	01/06/16	3	360,047	(1,734)

			$25,884,770	$(266,979)

				UNREALIZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION
SHORT CONTRACTS	DATE	CONTRACTS	COST	(DEPRECIATION)
Brent Crude	09/15/15	-3	$(153,730)	$(13,520)
Coffee	12/31/15	-2	(96,150)	2,925
Corn	12/16/15	-1	(19,887)	1,125
Cotton No.2	12/22/15	-1	(31,505)	5
FTSE 100 Index	09/21/15	-1	(100,625)	5,225
FTSE/JSE Top 40	09/17/15	-1	(32,851)	(571)
Gasoline Rbob	10/29/15	-2	(125,030)	(895)
Gold 100 Oz	12/31/15	-1	(108,150)	(5,100)
Lean Hogs	10/16/15	-3	(78,890)	(2,740)
Live Cattle	11/16/15	-4	(230,790)	1,670
London Metals Exchange Aluminum	09/16/15	-36	(1,522,166)	86,216
London Metals Exchange Copper	09/16/15	-10	(1,429,815)	143,065
London Metals Exchange Nickel	09/16/15	-11	(800,572)	138,065
London Metals Exchange Zinc	09/16/15	-17	(854,782)	85,638
Low Sulphur Gas Oil	10/31/15	-3	(145,375)	(3,075)
MSCI Taiwan Index	09/29/15	-3	(85,200)	(5,100)
Natural Gas	10/31/15	-3	(84,030)	3,360
SGX CNX Nifty Index	09/24/15	-3	(47,313)	(687)
Silver	12/31/15	-2	(147,550)	1,690
Soybean	11/17/15	-1	(47,587)	3,212
Sugar No. 11 (World)	12/15/15	-13	(160,563)	5,264
Wheat	12/16/15	-1	(25,737)	1,487
WTI Crude	10/31/15	-3	(136,960)	(15,450)

			$(6,465,258)	$431,809

Total Futures Contracts			$19,419,512	$164,830

The accompanying notes are an integral part of the consolidated financial statements.

8

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

Forward foreign currency contracts outstanding as of August 31, 2015 were as follows:

						UNREALIZED
						APPRECIATION
CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	(DEPRECIATION)

AUD	700,000	USD	524,213	09/16/15	UBS	$(26,466)
AUD	500,000	USD	377,929	09/16/15	UBS	(22,396)
AUD	200,000	USD	144,866	09/16/15	UBS	(2,653)
AUD	200,000	USD	146,335	09/16/15	UBS	(4,122)
AUD	100,000	USD	71,271	09/16/15	UBS	(165)
AUD	100,000	USD	73,640	09/16/15	UBS	(2,534)
AUD	100,000	USD	77,553	09/16/15	UBS	(6,447)
CAD	800,000	USD	645,232	09/16/15	UBS	(37,171)
CAD	700,000	USD	564,881	09/16/15	UBS	(32,828)
CAD	600,000	USD	486,588	09/16/15	UBS	(30,542)
CAD	400,000	USD	313,251	09/16/15	UBS	(9,221)
CAD	300,000	USD	228,275	09/16/15	UBS	(252)
CAD	200,000	USD	151,653	09/16/15	UBS	362
CAD	200,000	USD	152,913	09/16/15	UBS	(898)
CAD	100,000	USD	75,613	09/16/15	UBS	394
CAD	100,000	USD	77,010	09/16/15	UBS	(1,003)
CHF	900,000	USD	963,804	09/16/15	UBS	(32,280)
CHF	100,000	USD	106,083	09/16/15	UBS	(2,580)
CHF	100,000	USD	108,044	09/16/15	UBS	(4,541)
EUR	1,550,000	USD	1,729,405	09/16/15	UBS	10,326
EUR	1,550,000	USD	1,746,596	09/16/15	UBS	(6,864)
EUR	900,000	USD	1,000,791	09/16/15	UBS	9,376
EUR	400,000	USD	444,457	09/16/15	UBS	4,506
EUR	200,000	USD	223,321	09/16/15	UBS	1,160
EUR	100,000	USD	115,516	09/16/15	UBS	(3,275)
GBP	800,000	USD	1,251,430	09/16/15	UBS	(23,934)
GBP	400,000	USD	624,746	09/16/15	UBS	(10,999)
GBP	300,000	USD	470,647	09/16/15	UBS	(10,336)
GBP	200,000	USD	309,034	09/16/15	UBS	(2,160)
GBP	200,000	USD	312,284	09/16/15	UBS	(5,410)
GBP	100,000	USD	156,033	09/16/15	UBS	(2,596)
GBP	100,000	USD	156,457	09/16/15	UBS	(3,020)
JPY	493,400,000	USD	4,020,844	09/16/15	UBS	50,044
JPY	153,750,000	USD	1,248,639	09/16/15	UBS	19,904
JPY	125,850,000	USD	1,031,529	09/16/15	UBS	6,820
JPY	48,500,000	USD	391,163	09/16/15	UBS	8,996
JPY	23,200,000	USD	187,538	09/16/15	UBS	3,877
JPY	22,800,000	USD	189,841	09/16/15	UBS	(1,725)
JPY	22,200,000	USD	181,532	09/16/15	UBS	1,634
JPY	7,800,000	USD	63,471	09/16/15	UBS	884
JPY	800,000	USD	6,506	09/16/15	UBS	95
JPY	600,000	USD	4,820	09/16/15	UBS	131
MXN	13,700,000	USD	874,976	09/17/15	UBS	(56,024)
MXN	9,000,000	USD	575,785	09/17/15	UBS	(37,787)
MXN	4,600,000	USD	283,899	09/17/15	UBS	(8,922)

The accompanying notes are an integral part of the consolidated financial statements.

9

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

						UNREALIZED
						APPRECIATION
CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	(DEPRECIATION)

MXN	4,200,000	USD	253,435	09/17/15	UBS	$(2,370)
MXN	2,400,000	USD	151,131	09/17/15	UBS	(7,665)
MXN	1,200,000	USD	71,174	09/17/15	UBS	559
MXN	200,000	USD	12,180	09/17/15	UBS	(225)
MXN	100,000	USD	6,128	09/17/15	UBS	(150)
MXN	100,000	USD	6,293	09/17/15	UBS	(315)
NOK	2,600,000	USD	334,083	09/16/15	UBS	(19,883)
NOK	2,300,000	USD	296,104	09/16/15	UBS	(18,157)
NOK	1,900,000	USD	231,411	09/16/15	UBS	(1,803)
NOK	1,700,000	USD	210,109	09/16/15	UBS	(4,670)
NOK	200,000	USD	24,354	09/16/15	UBS	(185)
NOK	200,000	USD	24,669	09/16/15	UBS	(499)
NZD	800,000	USD	536,683	09/16/15	UBS	(30,292)
NZD	500,000	USD	339,122	09/16/15	UBS	(22,628)
NZD	400,000	USD	265,598	09/16/15	UBS	(12,403)
NZD	300,000	USD	196,447	09/16/15	UBS	(6,550)
NZD	200,000	USD	130,140	09/16/15	UBS	(3,543)
NZD	200,000	USD	130,268	09/16/15	UBS	(3,670)
NZD	200,000	USD	131,755	09/16/15	UBS	(5,157)
NZD	200,000	USD	133,181	09/16/15	UBS	(6,583)
NZD	100,000	USD	65,912	09/16/15	UBS	(2,613)
SEK	6,600,000	USD	798,818	09/16/15	UBS	(18,949)
SEK	3,100,000	USD	374,076	09/16/15	UBS	(7,774)
SEK	2,600,000	USD	305,668	09/16/15	UBS	1,553
SEK	1,400,000	USD	173,381	09/16/15	UBS	(7,954)
SEK	1,300,000	USD	154,686	09/16/15	UBS	(1,075)
SEK	500,000	USD	58,465	09/16/15	UBS	616
SEK	300,000	USD	35,591	09/16/15	UBS	(142)
SGD	1,300,000	USD	966,889	09/16/15	UBS	(46,334)
SGD	1,200,000	USD	884,918	09/16/15	UBS	(35,175)
SGD	400,000	USD	284,824	09/16/15	UBS	(1,576)
SGD	300,000	USD	222,535	09/16/15	UBS	(10,099)
SGD	300,000	USD	224,274	09/16/15	UBS	(11,838)
SGD	200,000	USD	142,502	09/16/15	UBS	(878)
SGD	100,000	USD	71,240	09/16/15	UBS	(428)
USD	681,635	AUD	900,000	09/16/15	UBS	41,674
USD	605,901	AUD	800,000	09/16/15	UBS	37,047
USD	216,554	AUD	300,000	09/16/15	UBS	3,233
USD	146,864	AUD	200,000	09/16/15	UBS	4,650
USD	144,245	AUD	200,000	09/16/15	UBS	2,031
USD	73,576	AUD	100,000	09/16/15	UBS	2,469
USD	72,249	AUD	100,000	09/16/15	UBS	1,142
USD	1,275,723	CAD	1,600,000	09/16/15	UBS	59,603
USD	637,154	CAD	800,000	09/16/15	UBS	29,093
USD	621,572	CAD	800,000	09/16/15	UBS	13,512
USD	242,736	CAD	300,000	09/16/15	UBS	14,713
USD	229,460	CAD	300,000	09/16/15	UBS	1,437
USD	228,371	CAD	300,000	09/16/15	UBS	349
USD	151,490	CAD	200,000	09/16/15	UBS	(525)

The accompanying notes are an integral part of the consolidated financial statements.

10

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

						UNREALIZED
						APPRECIATION
CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	(DEPRECIATION)

USD	78,681	CAD	100,000	09/16/15	UBS	$2,673
USD	987,908	CHF	910,000	09/16/15	UBS	46,034
USD	203,998	CHF	190,000	09/16/15	UBS	7,343
USD	2,321,645	EUR	2,100,000	09/16/15	UBS	(35,411)
USD	1,565,105	EUR	1,400,000	09/16/15	UBS	(6,265)
USD	660,444	EUR	600,000	09/16/15	UBS	(13,000)
USD	446,340	EUR	400,000	09/16/15	UBS	(2,623)
USD	110,970	EUR	100,000	09/16/15	UBS	(1,271)
USD	108,681	EUR	100,000	09/16/15	UBS	(3,560)
USD	1,551,866	GBP	1,000,000	09/16/15	UBS	17,496
USD	466,271	GBP	300,000	09/16/15	UBS	5,960
USD	466,197	GBP	300,000	09/16/15	UBS	5,886
USD	463,175	GBP	300,000	09/16/15	UBS	2,864
USD	308,694	GBP	200,000	09/16/15	UBS	1,820
USD	152,690	GBP	100,000	09/16/15	UBS	(747)
USD	4,250,999	JPY	531,800,000	09/16/15	UBS	(136,716)
USD	1,452,002	JPY	178,400,000	09/16/15	UBS	(19,920)
USD	609,835	JPY	74,600,000	09/16/15	UBS	(5,667)
USD	527,252	JPY	65,000,000	09/16/15	UBS	(9,042)
USD	249,366	JPY	31,100,000	09/16/15	UBS	(7,230)
USD	152,264	JPY	18,900,000	09/16/15	UBS	(3,674)
USD	60,833	JPY	7,500,000	09/16/15	UBS	(1,047)
USD	49,732	JPY	6,200,000	09/16/15	UBS	(1,422)
USD	1,612	JPY	200,000	09/16/15	UBS	(38)
USD	1,082,126	MXN	17,000,000	09/17/15	UBS	65,908
USD	620,528	MXN	9,800,000	09/17/15	UBS	34,708
USD	552,205	MXN	8,700,000	09/17/15	UBS	32,140
USD	170,302	MXN	2,800,000	09/17/15	UBS	2,925
USD	153,696	MXN	2,400,000	09/17/15	UBS	10,229
USD	141,626	MXN	2,200,000	09/17/15	UBS	10,115
USD	91,586	MXN	1,500,000	09/17/15	UBS	1,920
USD	67,169	MXN	1,100,000	09/17/15	UBS	1,414
USD	24,353	MXN	400,000	09/17/15	UBS	442
USD	6,337	MXN	100,000	09/17/15	UBS	359
USD	450,340	NOK	3,600,000	09/16/15	UBS	15,293
USD	353,486	NOK	2,800,000	09/16/15	UBS	15,117
USD	205,297	NOK	1,700,000	09/16/15	UBS	(142)
USD	199,010	NOK	1,600,000	09/16/15	UBS	5,656
USD	88,944	NOK	700,000	09/16/15	UBS	4,352
USD	84,747	NOK	700,000	09/16/15	UBS	154
USD	84,338	NOK	700,000	09/16/15	UBS	(255)
USD	60,387	NOK	500,000	09/16/15	UBS	(37)
USD	37,650	NOK	300,000	09/16/15	UBS	1,397
USD	631,710	NZD	900,000	09/16/15	UBS	62,020
USD	546,825	NZD	800,000	09/16/15	UBS	40,434
USD	475,112	NZD	700,000	09/16/15	UBS	32,019
USD	338,539	NZD	500,000	09/16/15	UBS	22,045
USD	130,446	NZD	200,000	09/16/15	UBS	3,848
USD	129,551	NZD	200,000	09/16/15	UBS	2,953

The accompanying notes are an integral part of the consolidated financial statements.

11

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2015

						UNREALIZED
						APPRECIATION
CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	(DEPRECIATION)

USD	67,373	NZD	100,000	09/16/15	UBS	$4,074
USD	65,325	NZD	100,000	09/16/15	UBS	2,026
USD	438,776	SEK	3,700,000	09/16/15	UBS	1,576
USD	313,581	SEK	2,600,000	09/16/15	UBS	6,360
USD	275,232	SEK	2,300,000	09/16/15	UBS	3,459
USD	274,917	SEK	2,300,000	09/16/15	UBS	3,144
USD	202,658	SEK	1,700,000	09/16/15	UBS	1,783
USD	162,716	SEK	1,400,000	09/16/15	UBS	(2,711)
USD	149,800	SEK	1,300,000	09/16/15	UBS	(3,811)
USD	131,631	SEK	1,100,000	09/16/15	UBS	1,653
USD	34,870	SEK	300,000	09/16/15	UBS	(578)
USD	34,401	SEK	300,000	09/16/15	UBS	(1,047)
USD	34,246	SEK	300,000	09/16/15	UBS	(1,202)
USD	886,541	SGD	1,200,000	09/16/15	UBS	36,798
USD	885,175	SGD	1,200,000	09/16/15	UBS	35,431
USD	805,844	SGD	1,100,000	09/16/15	UBS	26,912
USD	293,675	SGD	400,000	09/16/15	UBS	10,427
USD	216,393	SGD	300,000	09/16/15	UBS	3,958
USD	215,130	SGD	300,000	09/16/15	UBS	2,695
USD	145,331	SGD	200,000	09/16/15	UBS	3,707
USD	142,321	SGD	200,000	09/16/15	UBS	697
USD	1,114,937	ZAR	14,100,000	09/16/15	UBS	54,562
USD	280,621	ZAR	3,500,000	09/16/15	UBS	17,408
USD	201,039	ZAR	2,600,000	09/16/15	UBS	5,509
USD	137,201	ZAR	1,800,000	09/16/15	UBS	1,834
USD	119,585	ZAR	1,500,000	09/16/15	UBS	6,780
USD	119,272	ZAR	1,500,000	09/16/15	UBS	6,466
USD	84,284	ZAR	1,100,000	09/16/15	UBS	1,560
USD	60,339	ZAR	800,000	09/16/15	UBS	176
USD	7,920	ZAR	100,000	09/16/15	UBS	400
ZAR	8,100,000	USD	651,338	09/16/15	UBS	(42,186)
ZAR	5,300,000	USD	426,847	09/16/15	UBS	(28,266)
ZAR	3,000,000	USD	232,599	09/16/15	UBS	(6,987)
ZAR	650,000	USD	52,446	09/16/15	UBS	(3,563)
ZAR	600,000	USD	48,313	09/16/15	UBS	(3,190)
ZAR	550,000	USD	44,383	09/16/15	UBS	(3,021)
ZAR	400,000	USD	30,850	09/16/15	UBS	(768)
ZAR	400,000	USD	31,138	09/16/15	UBS	(1,056)
ZAR	400,000	USD	31,433	09/16/15	UBS	(1,351)

Total Forward Foreign Currency Contracts						$(1,954)

The accompanying notes are an integral part of the consolidated financial statements.

13

CAMPBELL CORE TREND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONCLUDED)

AUGUST 31, 2015

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNX Nifty	National Stock Exchange of India
EUR	Euro
FTSE	Financial Times Stock Exchange
GBP	British Pound
JPY	Japanese Yen
JSE	Johannesburg Stock Exchange
MSCI	Morgan Stanley Capital International

MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
SGX	Singapore Stock Exchange
UBS	UBS AG
USD	United States Dollar
WTI	West Texas Intermediate
ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

13

CAMPBELL CORE TREND FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2015

ASSETS
Investments, at value (cost $6,498,347)	$6,498,347
Cash	2,183,127
Cash collateral on futures contracts and forward foreign currency contracts	1,143,498
Foreign Cash (Cost $74,610)	73,905
Receivables for:
Variation margin	164,830
Due from Adviser	6,026
Prepaid expenses	10,754
Unrealized appreciation on forward foreign currency contracts	1,027,109

Total assets	11,107,596

LIABILITIES
Foreign cash, overdraft (cost $262,057)	258,675
Payables for:
Administration and accounting fees	42,218
Transfer agent fees	8,970
Unrealized depreciation on forward foreign currency contracts	1,029,063
Other accrued expenses and liabilities	54,158

Total liabilities	1,393,084

Net Assets	$9,714,512

NET ASSETS CONSIST OF
Capital stock, $0.001 Par value	$1,000
Paid-in capital	9,401,338
Accumulated net realized gain from futures transactions, foreign currency transactions and forward foreign currency contracts	145,211
Net unrealized appreciation on futures transactions, foreign currency translation and forward foreign currency contracts	166,963

Net assets	$9,714,512

INSTITUTIONAL SHARES
Net assets	$9,714,512

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,000,000

Net asset value, offering and redemption price per share	$9.71

The accompanying notes are an integral part of consolidated financial statements.

14

CAMPBELL CORE TREND FUND

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED

AUGUST 31, 2015(1)

INVESTMENT INCOME
Interest	$552

Total investment income	552

EXPENSES
Advisory fees (Note 2)	71,074
Administration and accounting fees (Note 2)	97,006
Audit and tax service fees	40,067
Transfer agent fees (Note 2)	21,175
Registration and filing fees	16,506
Directors’ and officers’ fees	12,961
Custodian fees (Note 2)	10,604
Legal fees	9,400
Printing and shareholder reporting fees	5,000
Interest expense	494
Other expenses	13,059

Total expenses before waivers and reimbursements	297,346
Less: waivers and reimbursements (Note 2)	(212,241)

Net expenses after waivers and reimbursements	85,105

Net investment loss	(84,553)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Futures transactions	(599,916)
Foreign currency transactions	18,796
Forward foreign currency contracts	213,222

Net realized loss from investments	(367,898)

Net change in unrealized appreciation/(depreciation) on:
Futures transactions	164,830
Foreign currency translation	4,087
Forward foreign currency contracts	(1,954)

Net change in unrealized appreciation/(depreciation) on investments	166,963

Net realized and unrealized loss on investments	(200,935)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(285,488)

(1)	The Fund commenced investment operations on December 31, 2014.

The accompanying notes are an integral part of consolidated financial statements.

15

CAMPBELL CORE TREND FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE
PERIOD ENDED
AUGUST 31, 2015(1)
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(84,553)
Net realized loss from futures transactions, foreign currency transactions and forward currency contracts	(367,898)
Net change in unrealized appreciation on futures transactions, foreign currency translation and forward foreign currency contracts	166,963

Net decrease in net assets resulting from operations	(285,488)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Proceeds from shares sold	10,000,000

Total Institutional Shares	10,000,000

Net increase in net assets from capital share transactions	10,000,000

Total increase in net assets	9,714,512

NET ASSETS:
Beginning of period	—

End of period	$9,714,512

Accumulated net investment loss, end of period	$—

SHARE TRANSACTIONS:
Institutional Shares
Shares sold	1,000,000

Total Institutional Shares	1,000,000

Net increase in shares	1,000,000

(1)	The Fund commenced investment operations on December 31, 2014.

The accompanying notes are an integral part of consolidated financial statements.

16

CAMPBELL CORE TREND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the consolidated financial statements.

	INSTITUTIONAL SHARES
	FOR THE
	PERIOD
	ENDED
	AUGUST 31, 2015(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$10.00

Net investment loss(2)	(0.08)
Net realized and unrealized loss from investments	(0.21)

Net decrease in net assets resulting from operations	(0.29)

Net asset value, end of period	$9.71

Total investment return(3)	(2.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$9,715
Ratio of expenses to average net assets with waivers and reimbursements (including interest expense)	1.26	%(5)
Ratio of expenses to average net assets with waivers and reimbursements (excluding interest expense)	1.25	%(5)
Ratio of expenses to average net assets without waivers and reimbursements (including interest expense)	4.39	%(5)
Ratio of net investment loss to average net assets	(1.25	)%(5)
Portfolio turnover rate	0.00	%(4)

(1)	The Fund commenced investment operations on December 31, 2014.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Periods less than one year are not annualized.

(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of the consolidated financial statements.

17

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-one active investment portfolios, including the Campbell Core Trend Fund (the “Fund”), which commenced investment operations on December 31, 2014. The Fund offers Institutional Class shares.

RBB has authorized capital of one hundred billion shares of common stock of which 82.373 billion shares are currently classified into one hundred and fifty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Codification Topic 946.

CONSOLIDATION OF SUBSIDIARY — The Fund pursues its investment objective by allocating (i) up to 25% of its assets in its wholly-owned subsidiary, Campbell Core Offshore Limited (the “Subsidiary”), that employs the Adviser’s Campbell Core Trend Program and (ii) the remainder of its assets directly in an actively managed, short duration fixed-income portfolio. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling economic interest (greater than 50%). All inter-company accounts and transactions have been eliminated. As of August 31, 2015, the net assets of the Subsidiary were $1,336,651, which represented 13.8% of the Fund’s net assets.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, provided such amount approximates fair value. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities;

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Fund’s investments carried at fair value:

			LEVEL 2	LEVEL 3
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERVABLE
	AUGUST 31, 2015	PRICE	INPUTS	INPUTS

Short-Term Investments	$6,498,347	$—	$6,498,347	$—
Commodity Contracts
Futures	473,722	473,722	—	—
Equity Contracts
Futures	5,225	5,225	—	—
Interest Rate Contracts
Futures	9,297	9,297	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	1,027,109	—	1,027,109	—

Total Assets	$8,013,700	$488,244	$7,525,456	$—

			LEVEL 2	LEVEL 3
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERVABLE
	AUGUST 31, 2015	PRICE	INPUTS	INPUTS

Commodity Contracts
Futures	$(295,658)	$(295,658)	$—	$—
Equity Contracts
Futures	(13,844)	(13,844)	—	—
Interest Rate Contracts
Futures	(13,912)	(13,912)	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	(1,029,063)	—	(1,029,063)	—

Total Liabilities	$(1,352,477)	$(323,414)	$(1,029,063)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of

19

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period from commencement of operations (December 31, 2014) through August 31, 2015 (the “fiscal period”), the Fund had no transfers between Levels 1, 2 and 3.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the fiscal period ended August 31, 2015, the Fund used long and short contracts on foreign currencies and U.S. and foreign equity market indices, U.S. and foreign government bonds, and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the period ended August 31, 2015.

The following table lists the fair values of the Fund’s derivative holdings as of August 31, 2015 grouped by contract type and risk exposure category.

	CONSOLIDATED
	STATEMENT
	OF ASSETS AND		INTEREST	FOREIGN
	LIABILITIES	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Asset Derivatives

	Unrealized appreciation on forward foreign
Forward Contracts	currency contracts	$—	$—	$1,027,109	$—	$1,027,109

Futures	Receivable:
Contracts(a)	Variation Margin	5,225	9,297	—	473,722	488,244

Total Value - Assets		$5,225	$9,297	$1,027,109	$473,722	$1,515,353

Liability Derivatives

	Unrealized depreciation on forward foreign
Forward Contracts	currency contracts	$—	$—	$(1,029,063)	$—	$(1,029,063)

Futures	Receivable:
Contracts(a)	Variation Margin	(13,844)	(13,912)	—	(295,658)	(323,414)

Total Value - Liabilities		$(13,844)	$(13,912)	$(1,029,063)	$(295,658)	$(1,352,477)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day’s variation margin receivable from/payable to brokers.

20

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

The following table lists the amounts of realized gains or (losses) included in net decrease in net assets resulting from operations for the fiscal period ended August 31, 2015, grouped by contract type and risk exposure.

	CONSOLIDATED
	STATEMENT OF		Interest	FOREIGN
	OPERATIONS	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Realized Gain (Loss)

	Net realized gain
Futures Contracts	(loss) from Futures	$(166,592)	$(166,945)	$—	$(266,379)	$(599,916)

	Net realized gain
	(loss) from
	Forward Foreign
Forward Contracts	Currency Contracts	—	—	213,222	—	213,222

Total Realized Gain (Loss)		$(166,592)	$(166,945)	$213,222	$(266,379)	$(386,694)

    The following table lists the amounts of change in unrealized appreciation (depreciation) included in net decrease in net assets resulting from operations for the fiscal period ended August 31, 2015, grouped by contract type and risk exposure.

	CONSOLIDATED
	STATEMENT OF		INTEREST	FOREIGN
	OPERATIONS	EQUITY	RATE	CURRENCY	COMMODITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	CONTRACTS	CONTRACTS	CONTRACTS	TOTAL

Change in unrealized appreciation (depreciation)

	Net change in unrealized appreciation
	(depreciation) from
Futures Contracts	Futures	$(8,619)	$(4,615)	$—	$178,064	$164,830

	Net change in unrealized appreciation
	(depreciation) from
	Forward Foreign
Forward Contracts	Currency Contracts	—	—	(1,954)	—	(1,954)

Total change in unrealized appreciation (depreciation)		$(8,619)	$(4,615)	$(1,954)	$178,064	$162,876

21

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

For the fiscal period ended August 31, 2015, the Fund’s average volume of derivatives is as follows:

		FORWARD FOREIGN	FORWARD FOREIGN
LONG FUTURES	SHORT FUTURES	CURRENCY	CURRENCY
NOTIONAL	NOTIONAL	CONTRACTS — PAYABLE	CONTRACTS — RECEIVABLE
COST	COST	(VALUE AT TRADE DATE)	(VALUE AT TRADE DATE)
$31,679,389	$(6,502,530)	$(49,821,281)	$49,821,281

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not				Gross Amount Not
	Gross Amount	Offset			Gross Amount	Offset
	Presented in the	in Consolidated			Presented in the	in Consolidated
	Consolidated	Statement of			Consolidated	Statement of
	Statement of	Assets and Liabilities			Statement of	Assets and Liabilities
	Assets and	Financial	Collateral	Net	Assets and	Financial	Collateral	Net
Description	Liabilities	Instruments	Received	Amount(1)	Liabilities	Instruments	Pledged(2)	Amount(3)

	Assets				Liabilities
Forward Foreign Currency Contracts	$1,027,109	($1,027,109)	$—	$—	$1,029,063	($1,027,109)	($1,954)	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral received may be more than the amount shown.

(3)	Net amount represents the net amount payable from the counterparty in the event of default.

USE OF ESTIMATES — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of

22

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

CURRENCY RISK — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

COMMODITY SECTOR RISK — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

23

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

FOREIGN SECURITIES MARKET RISK — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

COUNTERPARTY RISK — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

CREDIT RISK — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

FUTURES CONTRACTS — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund uses forward foreign currency contracts in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. A Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts

24

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. INVESTMENT ADVISER AND OTHER SERVICES

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the Fund’s investment adviser. The Adviser is a wholly-owned subsidiary of Campbell & Company, LP. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.05% of the Fund’s average daily net assets.

Campbell has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to 1.25% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.25%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2015 and may not be terminated without the approval of the Board of Directors of the Company. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.25%, the Adviser may recoup from the Fund any waived amount or other payments remitted by the Adviser within three years from the date on which such waiver or reimbursement was made if such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

For the fiscal period ended August 31, 2015, investment advisory fees accrued and waived were $71,074 and fees reimbursed by the Adviser were $88,302. At August 31, 2015, the amount of potential recovery by the Adviser was as follows:

EXPIRATION

FISCAL YEAR ENDING
AUGUST 31, 2018
$159,376

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees. For the fiscal period ended August 31, 2015, BNY Mellon accrued administration and accounting fees totaling $97,006 and waived fees totaling $38,078.

Included in the administration and accounting service fees, shown on the Consolidated Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.

25

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the fiscal period ended August 31, 2015, BNY Mellon accrued transfer agent fees totaling $21,175 and waived fees totaling $9,146.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the fiscal period ended August 31, 2015, the Custodian accrued custodian fees totaling $10,604 and waived fees totaling $5,641.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. DIRECTOR COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Fund during the fiscal period ended August 31, 2015 was $3,889. Certain employees of BNY Mellon serve as an Officer of the Company. They are not compensated by the Fund or the Company.

4. INVESTMENT IN SECURITIES

For the period ended August 31, 2015, there were no purchases and sales of investment securities for the Fund, excluding short term investments for cash management purposes.

5. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2015, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

			NET
FEDERAL TAX	UNREALIZED	UNREALIZED	UNREALIZED
COST	APPRECIATION	DEPRECIATION	DEPRECIATION
$8,248,347	$—	$(425,359)	$(425,359)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

26

CAMPBELL CORE TREND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2015

(CONTINUED)

The following permanent differences as of August 31, 2015, primarily attributable to disallowed expenses, short-term realized gains being offset with current net operating loss, reclassification of capital gains and income received from wholly-owned controlled foreign corporation, reclassifications of short-term capital gain distributions and reclassifications for treatment of certain foreign currency transactions were reclassified among the following accounts:

UNDISTRIBUTED	ACCUMULATED
NET INVESTMENT	NET REALIZED	PAID-IN
INCOME	LOSS	CAPITAL
$84,553	$513,109	$(597,662)

As of August 31, 2015, the components of distributable earnings on a tax basis were as follows:

			QUALIFIED
UNDISTRIBUTED	UNDISTRIBUTED	UNREALIZED	LATE-YEAR	OTHER TEMPORARY
ORDINARY INCOME	LONG-TERM GAINS	APPRECIATION	LOSSES	DIFFERENCES
$22,182	$106,779	$183,213	$—	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

There were no dividends and distributions paid during the period ended August 31, 2015.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2015, the Fund had no capital loss carryforwards.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the consolidated financial statements.

27

CAMPBELL CORE TREND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

The RBB Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Campbell Core Trend Fund (one of the portfolios constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2015, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the period December 31, 2014 (commencement of operations) to August 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Campbell Core Trend Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2015, and the consolidated results of its operations, the consolidated changes in its net assets and its consolidated financial highlights for the period December 31, 2014 (commencement of operations) to August 31, 2015, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 30, 2015

28

CAMPBELL CORE TREND FUND

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2015. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2015. During the period ended August 31, 2015, there were no distributions paid.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

29

CAMPBELL CORE TREND FUND

OTHER INFORMATION

(UNAUDITED)

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 will be available without charge, upon request, by calling (844) 261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

30

CAMPBELL CORE TREND FUND

AFFIRMATION OF THE COMMODITY POOL OPERATOR

AUGUST 31, 2015

To the best of the knowledge and belief of the undersigned, the information contained in the Annual Report for the period ended August 31, 2015 is accurate and complete.

G. William Andrews, Chief Executive Officer Campbell & Company, LP
CAMPBELL CORE TREND FUND

31

CAMPBELL CORE TREND FUND

COMPANY MANAGEMENT

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (866) 882-1226.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	21	AMDOCS Limited (service provider to telecommunications companies).

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since March 2004, Director of Cornerstone Bank.	21	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	21	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Since 1997, Consultant, financial services organizations.	21

Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	From July 2010 to March 2015, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	21	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC.	21	Independent Trustee of EIP Investment Trust (Registered Investment Company).

32

CAMPBELL CORE TREND FUND

COMPANY MANAGEMENT (CONTINUED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR [2]
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	21	None

33

CAMPBELL CORE TREND FUND

COMPANY MANAGEMENT (CONCLUDED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Independent Trustee of EIP Investment Trust (Registered Investment Company).	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Christina Morse 301 Bellevue Parkway Wilmington, DE 19809 DOB: 12/64	Secretary	2015 to present

Since August 2014, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); from August 2013 to July 2014, Counsel, Lord, Abbett & Co. LLC; from May 2009 to July 2013, Vice President, BNY Mellon Investment Servicing (US) Inc.

				N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*Each Director oversees twenty-one portfolios of the Company that are currently offered for sale.

1Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Messrs, Brodsky, Carnall and Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

34

CAMPBELL CORE TREND FUND

PRIVACY NOTICE

(UNAUDITED)

Campbell Core Trend Fund

FACTS	WHAT DOES THE CAMPBELL CORE TREND FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●Social Security number

●account balances

●account transactions

●transaction history

●wire transfer instructions

●checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Core Trend Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Campbell Core Trend Fund Share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	Yes
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6488

35

CAMPBELL CORE TREND FUND

PRIVACY NOTICE

(UNAUDITED)

What we do
How does the Campbell Core Trend Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Core Trend Fund collect my personal information?

We collect your personal information, for example, when you

●  open an account

●  provide account information

●  give us your contact information

●  make a wire transfer

●  tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●  sharing for affiliates’ everyday business purposes — information about your creditworthiness

●  affiliates from using your information to market to you

●  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Campbell Core Trend Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Campbell Core Trend Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Campbell Core Trend Fund does not jointly market.

36

Investment Adviser

Campbell & Company Investment Adviser LLC

2850 Quarry Lake Drive

Baltimore, Maryland 21209

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

CAM-AR15

FREE MARKET U.S. EQUITY FUND

FREE MARKET INTERNATIONAL EQUITY FUND

FREE MARKET FIXED INCOME FUND

of

THE RBB FUND, INC.

ANNUAL REPORT

August 31, 2015

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

FREE MARKET FUNDS

Annual Investment Adviser’s Report

August 31, 2015

(Unaudited)

Dear Shareholder,

Enclosed is your annual report for the fiscal year ended August 31, 2015.

Equity markets, both domestic and international, have experienced increased volatility over the last twelve-months and broad based negative returns over the last quarter. The end of 2014 saw a decline in international equities, while domestic equities stayed fairly flat. International equities rallied and showed strong returns through the first two quarters of 2015 — particularly in the developed markets — but could not hold on to these gains as markets fell sharply into the third quarter. Several factors have influenced markets over the past year. A strong dollar and a weakening demand for oil resulted in oil prices dropping and commodity markets in general staying depressed through much of the year. Internationally, there were several geopolitical events that put a strain on equity markets. For much of 2015, the impending Greek default and potential Greek exit from the EU weighed heavily. Later in the summer, the Chinese stock market decline caused some uneasiness with investors. These events certainly impacted investor sentiment, and as such, the international markets reversed gains from early 2015. However, even with some domestic good news, U.S. investors were not sheltered from the effects of the global economy. Without a major bounce, the S&P 500 Index is on its way to its first negative year since 2008.

The Free Market U.S. Equity Fund, the Free Market International Equity Fund, and the Free Market Fixed Income Fund had returns of -3.55%, -11.25%, and 0.37%, respectively, for the twelve months ended August 31, 2015. This compared with a decline of -0.32% in the Russell 2500 Index, a decline of -9.25% in the MSCI World ex USA Index, and a return of 1.21% for the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index.

Despite the turbulence in the market, seasoned investors, like Free Market Fund shareholders, did not panic and let the short-term volatility affect their long-term investing goals. When an investor can keep focused on the long term, and adheres to a prudent investment philosophy, the day-to-day ups and downs do not seem as threatening.

Matson Money, Inc. (“Matson Money”) strives to deliver the performance of capital markets and add value through free market investment strategies and structured market portfolios. Grounded in the conviction that free markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that we believe reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing provides both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

Each Free Market Fund strategy targets a broad and diverse group of stocks or bonds across various markets, using other mutual funds that specifically target certain asset classes. The Funds are broadly diversified and designed to work together in your total investment plan.

The work is never complete, however, and Matson Money will continue to research solutions to address your future needs. We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s investing.

We appreciate your support and confidence in our firm’s investment philosophy, process, and people. As always, we also appreciate your continued investment towards your long-term goals.

Thank you for investing with Matson Money.

Mark E. Matson

Chief Executive Officer

Matson Money, Inc.

1

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2015

(Unaudited)

Free Market U.S. Equity Fund—Investment Review

The twelve-month period ended August 31, 2015 proved turbulent for investors as a result of the volatility in the global economy and financial markets. U.S. stocks erased early gains and finished fairly flat, while global stocks finished negative for the year ended August 31, 2015. Despite a strong finish in 2014 and encouraging economic news by way of continued low interest rates and decreasing unemployment, U.S. stocks reversed course in 2015 as global economic tensions rose in the Eurozone and China’s financial system went through a decline. The volatility over the recent year underscores the importance of not reacting on the emotion created by short term movements, and instead maintaining a well-diversified portfolio. Returns for the broad market within the U.S., as measured by the Russell 3000 Index, were 0.36%. Asset class returns ranged from 0.48% in the S&P 500 Index to -4.95% for the Russell 2000 Value Index (U.S. small cap value).

For the twelve months ended August 31, 2015, the Free Market U.S. Equity Fund provided a total return of -3.55%. This compares with a return of -0.32% for the fund’s benchmark, the Russell 2500 Index.

Nevertheless, as a result of the Free Market U.S. Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market U.S. Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. large company stocks performed better than small company stocks. The Russell 2000 Index has returned 0.03% while the S&P 500 Index was up 0.48% for the year ending August 31. Furthermore, for the same time period, the Russell 2000 Value Index returned -4.95% and the Russell 1000 Value Index returned -3.48%.

In summary, U.S. large cap stocks performed slightly better than U.S. small cap stocks and U.S. growth stocks did better than U.S. value stocks, which also contributed to returns of the Fund.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

2

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2015 (Unaudited)

                                         Free Market U.S. Equity Fund

Comparison of Change in Value of $10,000 Investment in

Free Market U.S. Equity Fund vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2015
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market U.S. Equity Fund	-3.55%	14.66%	15.76%	8.20%
Russell 2500® Index	-0.32%	15.10%	16.22%	7.84%
Composite Index**	-1.96%	13.52%	14.83%	6.06%

*	Annualized — The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.83% (included in the ratio is 0.23% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $16.08 per share on August 31, 2015.

Portfolio composition is subject to change.

The Free Market U.S. Equity Fund’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses.

3

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2015

(Unaudited)

Free Market International Equity Fund—Investment Review

The global conditions proved unsettling for investors during the twelve-month period ended August 31, 2015, and were especially tumultuous for emerging market countries. Tensions in the Eurozone culminating with a Greek default and decelerating growth in China which spurred a financial collapse caused a decline in investor confidence in the global markets. Despite a renaissance with strong positive returns in early 2015, the geopolitical turmoil proved too much, resulting in losses in the broad international markets.

For the twelve months ended August 31, 2015, the Free Market International Equity Fund was down 11.25%. This compares with a return of -9.25% for the Fund’s benchmark, the MSCI World (excluding U.S.) Index.

As a result of the Free Market International Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market International Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International large company stocks fared better than international small company stocks. The MSCI EAFE Index (gross of dividends) returned -7.07% from September 1, 2014 through August 31, 2015, while the MSCI EAFE Small Cap Index was down -1.53%. Furthermore, for the same time period, the MSCI EAFE Value Index (gross of dividends) was down -10.20% versus the MSCI EAFE Small Cap Value Index was down -5.15%, and the MSCI Emerging Markets Index (net of dividends) was down -22.95%.

In summary, factors that hindered the Fund’s return compared to the benchmark can largely be explained by its exposure in emerging markets, as well as its tilt toward value stocks, despite its weighting toward small company stocks which did provide a premium over large cap stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

4

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2015 (Unaudited)

                                         Free Market International Equity Fund

Comparison of Change in Value of $10,000 Investment in

Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2015
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market International Equity Fund	-11.25%	8.50%	6.26%	1.44%
MSCI World (excluding U.S.) Index	-9.25%	7.49%	6.43%	-0.59%
Composite Index**	-10.07%	7.22%	5.94%	-0.15%

*	Annualized — The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Free Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 1.07% (included in the ratio is 0.45% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $9.28 per share on August 31, 2015.

Portfolio composition is subject to change.

The Free Market International Equity Fund’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses.

5

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2015

(Unaudited)

Free Market Fixed Income Fund—Investment Review

The U.S. economy grew modestly during the past twelve months. Total unemployment continued its decline toward pre-crash levels. Monetary policy remains accommodative, and the Federal Reserve did not make any changes to its policy of keeping the target for the federal funds rate near zero. With the end of the Federal Reserve’s “easy money” policy looming on the horizon, interest rate-sensitive assets in general still returned relatively low results. Non-U.S. fixed income performed slightly better than the U.S. fixed income. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index, produced a 1.56% return, while the Barclays Global Aggregate Bond Index (hedged) returned 2.23% for the twelve-month period ended August 31, 2015. In comparison, the Bank of America Merrill Lynch Three-Month Treasury Bill Index returned just 0.03%.

The Free Market Fixed Income Fund focuses on mutual funds that invest in global high quality and shorter-term Government and Corporate fixed income assets. For the twelve months ended August 31, 2015, the Free Market Fixed Income Fund provided a total return of 0.37%. This compares with a return of 1.21% for the Fund’s benchmark, the Citigroup World Government Bond 1 - 5 Year Currency Hedged U.S. Dollar Index.

The Free Market Fixed Income Fund performed slightly under its benchmark for the period but performed as expected. A contributing factor to the performance of the Fund compared to the benchmark was the Fund’s slightly lower exposure to certain global markets and more exposure to high quality U.S. Government Bonds.

6

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2015 (Unaudited)

                                         Free Market Fixed Income Fund

Comparison of Change in Value of $10,000 Investment in

Free Market Fixed Income Fund vs. Citigroup World Govt. Bond 1-5 Year Currency

Hedged U.S. Dollar Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2015
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market Fixed Income Fund	0.37%	0.06%	0.82%	1.73%
Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index	1.21%	1.28%	1.42%	2.41%
Composite Index**	1.13%	0.87%	1.56%	2.62%

*	Annualized — The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the Three-Month Treasury Bill Index, Barclays Capital Intermediate Government Bond Index, BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Barclays Capital Aggregate Bond Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.78% (included in the ratio is 0.17% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.25 per share on August 31, 2015.

Portfolio composition is subject to change.

The Free Market Fixed Income Fund’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund’s expenses.

7

FREE MARKET FUNDS

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2015 through August 31, 2015, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Free Market U.S. Equity Fund
	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*
Actual	$1,000.00	$942.60	$2.94
Hypothetical (5% return before expenses)	1,000.00	1,022.18	3.06

	Free Market International Equity Fund
	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*
Actual	$1,000.00	$932.70	$3.12
Hypothetical (5% return before expenses)	1,000.00	1,021.98	3.26

8

FREE MARKET FUNDS

Fund Expense Examples (Concluded)

(Unaudited)

	Free Market Fixed Income Fund
	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*
Actual	$1,000.00	$998.00	$3.02
Hypothetical (5% return before expenses)	1,000.00	1,022.18	3.06

*	Expenses are equal to an annualized six-month expense ratio of 0.60% for the Free Market U.S. Equity Fund, 0.64% for the Free Market International Equity Fund and 0.60% for the Free Market Fixed Income Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in the underlying funds’ current prospectuses, were as follows:

Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
0.01%-0.13%	0.01%-0.27%	0.01%-0.07%

Each Fund’s ending account values on the first line in each table are based on the actual six-month total return for each Fund of -5.74% for the Free Market U.S. Equity Fund, -6.73% for the Free Market International Equity Fund and -0.20% for the Free Market Fixed Income Fund.

9

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Portfolio of Investments

August 31, 2015

	Number of Shares	Value

EQUITY FUNDS — 99.9%
U.S. Large Cap Value Portfolio III(a)	25,677,202	$589,805,340
U.S. Large Company Portfolio(a)	18,831,034	294,140,757
U.S. Micro Cap Portfolio(b)	15,752,540	295,517,647
U.S. Small Cap Portfolio(b)	9,719,713	295,187,682
U.S. Small Cap Value Portfolio(b)	14,987,686	495,193,128

TOTAL EQUITY FUNDS (Cost $1,540,873,613)		1,969,844,554

TOTAL INVESTMENTS — 99.9% (Cost $1,540,873,613)		1,969,844,554

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,585,752

NET ASSETS — 100.0%		$1,971,430,306

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
Equity Funds	99.9%	$1,969,844,554
Other Assets In Excess Of Liabilities	0.1%	1,585,752

Net Assets	100.0%	$1,971,430,306

(a)	A portfolio of Dimensional Investment Group, Inc.
(b)	A portfolio of DFA Investment Dimensions Group, Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Portfolio of Investments

August 31, 2015

	Number of Shares	Value

INTERNATIONAL EQUITY FUNDS — 99.9%
Asia Pacific Small Company Portfolio(a)	961,848	$17,322,874
Canadian Small Company Series(b)	2,146,978	17,969,222
Continental Small Company Portfolio(a)	1,454,972	29,957,869
Continental Small Company Series(b)	276,434	18,107,471
DFA International Small Cap Value Portfolio(a)	30,252,381	583,568,440
DFA International Value Portfolio III(c)	29,267,973	429,653,839
Emerging Markets Portfolio(a)	3,425,590	74,335,309
Emerging Markets Small Cap Portfolio(a)	3,864,297	68,591,264
Emerging Markets Value Portfolio(a)	3,158,565	69,046,228
Japanese Small Company Portfolio(a)	1,663,277	33,365,338
Large Cap International Portfolio(a)	3,535,713	71,244,615
United Kingdom Small Company Portfolio(a)	186,329	6,633,333
United Kingdom Small Company Series(b)	338,573	21,804,357

TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,416,595,216)		1,441,600,159

TOTAL INVESTMENTS — 99.9% (Cost $1,416,595,216)		1,441,600,159

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,493,907

NET ASSETS — 100.0%		$1,443,094,066

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
International Equity Funds	99.9%	$1,441,600,159
Other Assets In Excess Of Liabilities	0.1%	1,493,907

Net Assets	100.0%	$1,443,094,066

(a)	A portfolio of DFA Investment Dimensions Group, Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of Dimensional Investment Group, Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Portfolio of Investments

August 31, 2015

	Number of Shares	Value

FIXED INCOME FUNDS — 99.6%
DFA Five-Year Global Fixed Income Portfolio(a)	45,525,923	$500,785,154
DFA Inflation-Protected Securities Portfolio(a)	8,629,964	100,366,487
DFA Intermediate Government Fixed Income Portfolio(a)	18,969,728	239,967,062
DFA One-Year Fixed Income Portfolio(a)	47,735,963	492,157,776
DFA Short-Term Government Portfolio(a)	14,949,891	160,412,328
DFA Two-Year Global Fixed Income Portfolio(a)	50,521,497	502,183,681

TOTAL FIXED INCOME FUNDS (Cost $2,007,630,163)		1,995,872,488

TOTAL INVESTMENTS — 99.6% (Cost $2,007,630,163)		1,995,872,488

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		8,631,365

NET ASSETS — 100.0%		$2,004,503,853

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
Fixed Income Funds	99.6%	$1,995,872,488
Other Assets In Excess Of Liabilities	0.4%	8,631,365

Net Assets	100.0%	$2,004,503,853

(a)	A portfolio of DFA Investment Dimensions Group, Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

FREE MARKET FUNDS

Statements of Assets and Liabilities

August 31, 2015

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
ASSETS
Investments in non-affiliated funds, at value †	$1,969,844,554	$1,441,600,159	$1,995,872,488
Cash and cash equivalents	1,901,712	1,649,963	9,523,468
Receivables
Receivable for capital shares sold	2,058,515	1,561,743	2,159,803
Dividends and interest receivable	38	19	80
Prepaid expenses and other assets	44,071	37,953	42,432

Total assets	1,973,848,890	1,444,849,837	2,007,598,271

LIABILITIES
Payables
Capital shares redeemed	975,390	641,935	1,673,712
Investment adviser	844,972	625,475	841,101
Administration and accounting fees	317,454	199,020	312,790
Transfer agent fees	161,957	106,393	150,120
Other accrued expenses and liabilities	118,811	182,948	116,695

Total liabilities	2,418,584	1,755,771	3,094,418

Net Assets	$1,971,430,306	$1,443,094,066	$2,004,503,853

NET ASSETS CONSISTS OF
Par value	$122,591	$155,481	$195,477
Paid-in capital	1,411,380,538	1,397,997,438	2,014,466,591
Undistributed/accumulated net investment income	3,869,763	7,778,107	2
Accumulated net realized gain from investments	127,086,473	12,158,097	1,599,458
Net unrealized appreciation/(depreciation) on investments	428,970,941	25,004,943	(11,757,675)

Net Assets	$1,971,430,306	$1,443,094,066	$2,004,503,853

Shares outstanding ($0.001 par value, 300,000,000 shares authorized)	122,591,053	155,481,450	195,476,757

Net asset value, offering and redemption price per share	$16.08	$9.28	$10.25

† Investment in non-affiliated funds, at cost	$1,540,873,613	$1,416,595,216	$2,007,630,163

The accompanying notes are an integral part of the financial statements.

13

FREE MARKET FUNDS

Statements of Operations

For the Year Ended August 31, 2015

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
Investment Income
Dividends from non-affiliated funds	$27,102,999	$34,235,055	$22,193,622
Interest income	460	296	1,061

Total investment income	27,103,459	34,235,351	22,194,683

Expenses
Advisory fees (Note 2)	10,004,450	7,218,249	9,559,437
Administration and accounting fees (Note 2)	992,370	749,024	956,796
Transfer agent fees (Note 2)	514,593	374,887	494,222
Professional fees	205,768	153,426	198,880
Custodian fees (Note 2)	129,688	100,625	124,205
Directors’ and officers’ fees	84,705	66,194	81,461
Printing and shareholder reporting fees	62,878	55,710	62,118
Other expenses	148,359	517,450	155,998

Total expenses	12,142,811	9,235,565	11,633,117

Net investment income	14,960,648	24,999,786	10,561,566

Net realized and unrealized gain from investments
Net realized gain from:
Non-affiliated funds	68,373,954	7,904,501	765,352
Capital gain distributions from non-affiliated fund investments	70,579,654	18,347,299	3,354,446
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	(224,846,063)	(217,542,374)	(7,341,731)

Net realized and unrealized loss on investments	(85,892,455)	(191,290,574)	(3,221,933)

Net increase/(decrease) in net assets resulting from operations	$(70,931,807)	$(166,290,788)	$7,339,633

The accompanying notes are an integral part of the financial statements.

14

FREE MARKET U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Increase/(decrease) in net assets from operations:
Net investment income	$14,960,648	$9,008,786
Net realized gain from investments	138,953,608	66,531,162
Net change in unrealized appreciation/(depreciation) on investments	(224,846,063)	247,588,404

Net increase/(decrease) in net assets resulting from operations	(70,931,807)	323,128,352

Dividends and distributions to shareholders from:
Net investment income	(12,868,563)	(9,536,519)
Net realized capital gains	(69,294,465)	(44,315,396)

Net decrease in net assets from dividends and distributions to shareholders	(82,163,028)	(53,851,915)

Capital share transactions:
Proceeds from shares sold	481,633,915	515,748,465
Reinvestment of distributions	82,140,004	53,851,915
Shares redeemed	(382,690,734)	(251,088,223)

Net increase in net assets from capital shares	181,083,185	318,512,157

Total increase in net assets	27,988,350	587,788,594

Net assets:
Beginning of year	1,943,441,956	1,355,653,362

End of year	$1,971,430,306	$1,943,441,956

Undistributed/accumulated net investment income, end of year	$3,869,763	$1,343,186

Share transactions:
Shares sold	28,410,530	31,414,367
Dividends and distributions reinvested	4,843,161	3,277,658
Shares redeemed	(22,522,042)	(15,298,894)

Net increase in shares outstanding	10,731,649	19,393,131

The accompanying notes are an integral part of the financial statements.

15

FREE MARKET INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Increase/(decrease) in net assets from operations:
Net investment income	$24,999,786	$22,646,918
Net realized gain from investments	26,251,800	29,805,092
Net change in unrealized appreciation/(depreciation) on investments	(217,542,374)	154,746,684

Net increase/(decrease) in net assets resulting from operations	(166,290,788)	207,198,694

Dividends and distributions to shareholders from:
Net investment income	(30,251,548)	(21,275,248)
Net realized capital gains	(27,870,005)	(16,001,172)

Net decrease in net assets from dividends and distributions to shareholders	(58,121,553)	(37,276,420)

Capital share transactions:
Proceeds from shares sold	415,117,229	391,563,874
Reinvestment of distributions	58,105,492	37,276,420
Shares redeemed	(220,334,516)	(148,239,892)

Net increase in net assets from capital shares	252,888,205	280,600,402

Total increase in net assets	28,475,864	450,522,676

Net assets:
Beginning of year	1,414,618,202	964,095,526

End of year	$1,443,094,066	$1,414,618,202

Undistributed/accumulated net investment income, end of year	$7,778,107	$12,770,343

Share transactions:
Shares sold	41,730,653	36,958,338
Dividends and distributions reinvested	6,168,311	3,594,640
Shares redeemed	(21,995,248)	(13,995,432)

Net increase in shares outstanding	25,903,716	26,557,546

The accompanying notes are an integral part of the financial statements.

16

FREE MARKET FIXED INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Increase in net assets from operations:
Net investment income	$10,561,566	$5,784,700
Net realized gain from investments	4,119,798	5,965,336
Net change in unrealized appreciation/(depreciation) on investments	(7,341,731)	8,828,057

Net increase in net assets resulting from operations	7,339,633	20,578,093

Dividends and distributions to shareholders from:
Net investment income	(12,641,658)	(6,397,117)
Net realized capital gains	(5,364,149)	(3,094,776)

Net decrease in net assets from dividends and distributions to shareholders	(18,005,807)	(9,491,893)

Capital share transactions:
Proceeds from shares sold	513,176,788	654,712,458
Reinvestment of distributions	18,003,175	9,491,893
Shares redeemed	(340,642,921)	(167,456,841)

Net increase in net assets from capital shares	190,537,042	496,747,510

Total increase in net assets	179,870,868	507,833,710

Net assets:
Beginning of year	1,824,632,985	1,316,799,275

End of year	$2,004,503,853	$1,824,632,985

Undistributed/accumulated net investment income, end of year	$2	$103,887

Share transactions:
Shares sold	49,931,448	63,714,255
Dividends and distributions reinvested	1,762,515	928,801
Shares redeemed	(33,153,150)	(16,292,693)

Net increase in shares outstanding	18,540,813	48,350,363

The accompanying notes are an integral part of the financial statements.

17

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Per Share Operating Performance
Net asset value, beginning of year	$17.37	$14.66	$11.70	$10.33	$8.65

Net investment income(1)	0.13	0.09	0.12	0.08	0.06
Net realized and unrealized gain/(loss) on investments	(0.71)	3.18	3.07	1.43	1.68

Net increase/(decrease) in net assets resulting from operations	(0.58)	3.27	3.19	1.51	1.74

Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.10)	(0.15)	(0.06)	(0.06)
Net realized capital gains	(0.60)	(0.46)	(0.08)	(0.08)	— (2)

Total dividends and distributions to shareholders	(0.71)	(0.56)	(0.23)	(0.14)	(0.06)

Net asset value, end of year	$16.08	$17.37	$14.66	$11.70	$10.33

Total investment return(3)	(3.55)%	22.49%	27.61%	14.77%	20.11%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$1,971,430	$1,943,442	$1,355,653	$933,514	$679,147
Ratio of expenses to average net assets(4)	0.60%	0.60%	0.62%	0.64%	0.64%
Ratio of net investment income to average net assets(4)	0.74%	0.54%	0.91%	0.73%	0.55%
Portfolio turnover rate	6%	3%	6%	4%	9%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

18

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Per Share Operating Performance
Net asset value, beginning of year	$10.92	$9.36	$8.04	$8.78	$7.97

Net investment income(1)	0.17	0.19	0.18	0.18	0.16
Net realized and unrealized gain/(loss) on investments	(1.39)	1.71	1.36	(0.64)	0.78

Net increase/(decrease) in net assets resulting from operations	(1.22)	1.90	1.54	(0.46)	0.94

Dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.19)	(0.15)	(0.17)	(0.13)
Net realized capital gains	(0.20)	(0.15)	(0.07)	(0.11)	—

Total dividends and distributions to shareholders	(0.42)	(0.34)	(0.22)	(0.28)	(0.13)

Net asset value, end of year	$9.28	$10.92	$9.36	$8.04	$8.78

Total investment return(2)	(11.25)%	20.49%	19.44%	(4.98)%	11.60%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$1,443,094	$1,414,618	$964,096	$648,710	$516,073
Ratio of expenses to average net assets(3)	0.64%	0.62%	0.65%	0.65%	0.66%
Ratio of net investment income to average net assets(3)	1.72%	1.84%	1.96%	2.21%	1.66%
Portfolio turnover rate	3%	2%	3%	3%	4%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

19

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Per Share Operating Performance
Net asset value, beginning of year	$10.31	$10.24	$10.54	$10.48	$10.50

Net investment income(1)	0.06	0.04	0.05	0.11	0.12
Net realized and unrealized gain/(loss) on investments	(0.02)	0.09	(0.21)	0.09	0.09

Net increase/(decrease) in net assets resulting from operations	0.04	0.13	(0.16)	0.20	0.21

Dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.04)	(0.08)	(0.14)	(0.22)
Net realized capital gains	(0.03)	(0.02)	(0.06)	— (2)	— (2)
Tax return of capital	—	—	—	—	(0.01)

Total dividends and distributions to shareholders	(0.10)	(0.06)	(0.14)	(0.14)	(0.23)

Net asset value, end of year	$10.25	$10.31	$10.24	$10.54	$10.48

Total investment return(3)	0.37%	1.34%	(1.50)%	1.90%	2.06%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$2,004,504	$1,824,633	$1,316,799	$946,975	$761,683
Ratio of expenses to average net assets(4)	0.60%	0.61%	0.62%	0.63%	0.65%
Ratio of net investment income to average net assets(4)	0.55%	0.37%	0.52%	1.08%	1.12%
Portfolio turnover rate	2%	0%	0%	1%	0%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

20

FREE MARKET FUNDS

Notes to Financial Statements

August 31, 2015

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-one active investment portfolios, including the Free Market U.S. Equity Fund, the Free Market International Equity Fund, and the Free Market Fixed Income Fund (each a “Fund,” collectively the “Funds”). Each Fund operates as a “Fund of Funds” and commenced investment operations on December 31, 2007.

RBB has authorized capital of one hundred billion shares of common stock of which 82.373 billion shares are currently classified into one hundred and fifty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each fund’s net asset value determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors. Direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

FAIR VALUE MEASUREMENTS — The inputs and valuations techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Funds’ investments carried at fair value:

FREE MARKET U.S. EQUITY FUND

	Total Value at August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$1,969,844,554	$1,969,844,554	$—	$—

*Please refer to the Portfolio of Investments for further details.

FREE MARKET INTERNATIONAL EQUITY FUND

	Total Value at August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$1,441,600,159	$1,441,600,159	$—	$—

*Please refer to the Portfolio of Investments for further details.

21

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2015

FREE MARKET FIXED INCOME FUND

	Total Value at August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$1,995,872,488	$1,995,872,488	$—	$—

*Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires a Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2015, there were no transfers between Levels 1, 2 and 3 for the Funds.

USE OF ESTIMATES — The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Transactions are accounted for on the trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are

22

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2015

accrued daily and taken into account for the purpose of determining the net asset value of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Funds’ pro-rata expenses of the underlying mutual funds in which each Fund invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date for all Funds with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Funds consider liquid assets deposited with a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as each Fund’s investment adviser. For its advisory services, Matson Money is entitled to receive 0.50% of the first $1 billion of each Fund’s average daily net assets, 0.49% of each Fund’s average daily net assets over $1 billion to $5 billion and 0.47% of each Fund’s average daily net assets over $5 billion, computed daily and payable monthly. The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Operating Expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively. The Adviser may discontinue these arrangements at any time.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees.

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

23

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2015

3.	Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2015 was $149,681. Certain employees of BNY Mellon serve as an Officer of the Company. They are not compensated by the Funds or the Company.

4.	Investment in Securities

For the year ended August 31, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Free Market U.S. Equity Fund	$313,514,808	$129,142,109
Free Market International Equity Fund	284,943,800	47,943,511
Free Market Fixed Income Fund	226,180,615	38,785,327

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Free Market U.S. Equity Fund	$1,546,053,786	$428,970,941	$(5,180,173)	$423,790,768
Free Market International Equity Fund	1,428,663,556	113,625,544	(100,688,941)	12,936,603
Free Market Fixed Income Fund	2,007,957,371	2,187,956	(14,272,839)	(12,084,883)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2015, primarily attributable to redesignation of dividends paid and reclassifications of short-term capital gain distributions, were reclassified among the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Free Market U.S. Equity Fund	$434,492	$(434,492)	$—
Free Market International Equity Fund	259,526	(259,525)	(1)
Free Market Fixed Income Fund	1,976,207	(1,976,207)	—

24

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2015

As of August 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences
Free Market U.S. Equity Fund	$3,869,763	$132,266,646	$423,790,768	$—
Free Market International Equity Fund	6,747,760	25,256,784	12,936,603	—
Free Market Fixed Income Fund	2	1,926,666	(12,084,883)	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax characters of distributions paid during the fiscal year ended August 31, 2015 and 2014 were as follows:

		Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	2015	$12,868,563	$69,294,465	$82,163,028
	2014	9,536,519	44,315,395	53,851,914
Free Market International Equity Fund	2015	30,387,545	27,734,008	58,121,553
	2014	21,275,248	16,001,172	37,276,420
Free Market Fixed Income Fund	2015	11,548,488	6,457,319	18,005,807
	2014	6,397,117	3,094,776	9,491,893

Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2015, the Funds did not have any pre- or post-enactment capital loss carryforwards.

6.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the of the Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Free Market U.S. Equity Fund, the Free Market International Equity Fund, and the Free Market Fixed Income Fund, separately managed portfolios of The RBB Fund, Inc. (the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

October 23, 2015

26

FREE MARKET FUNDS

Shareholder Tax Information

(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2015 were as follows:

	Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	$12,868,563	$69,294,465	$82,163,028
Free Market International Equity Fund	30,387,545	27,734,008	58,121,553
Free Market Fixed Income Fund	11,548,488	6,457,319	18,005,807

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 96.83% for the Free Market U.S. Equity Fund and 83.19% for the Free Market International Equity Fund.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 96.71% for the Free Market U.S. Equity Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 44.83% for the Free Market Fixed Income Fund. A total of 0.34% of the dividend distributed during the fiscal year was derived from U.S. Government securities, which is generally exempt from state income tax for the Free Market Fixed Income Fund.

The percentage of ordinary income distributions designated as qualified short-term gain pursuant to the American Job Creation Act of 2004 is 100% for the Free Market International Equity Fund.

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any. The Free Market International Equity Fund passed through foreign tax credits of $1,483,645 and earned $53,116,683 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

27

FREE MARKET FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money and the Company (the “Advisory Agreement”) on behalf of the Funds at a meeting of the Board held on May 13-14, 2015 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Advisory Agreement between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Lipper comparing each Fund’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money, referring back to their discussion during Matson Money’s presentation earlier in the Meeting. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided since inception and for one-, three- and five-year periods, and for the quarter ended March 31, 2015. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable. In reaching this conclusion, the Directors observed that the Free Market U.S. Equity Fund had outperformed its benchmark for the since inception period, the Free Market International Equity

28

FREE MARKET FUNDS

Other Information

(Unaudited)

Fund had outperformed its benchmark for the since inception period, and the Free Market Fixed Income Fund had outperformed its benchmark for the year-to-date period.

The Board also considered the advisory fee rates payable by the Funds under the Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Matson Money had voluntarily agreed to waive management fees and reimburse expenses through December 31, 2015 to the extent that total annual Fund operating expenses exceed 1.13%, 1.35% and 1.00% for the Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund, respectively.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2016.

29

FREE MARKET FUNDS

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3683.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	21	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since March 2004, Director of Cornerstone Bank.	21	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	21	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Since 1997, Consultant, financial services organizations.	21	Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	From July 2010 to March 2015, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	21	None

30

FREE MARKET FUNDS

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC.	21	Independent Trustee of EIP Investment Trust (Registered Investment Company).
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group.	21	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	21	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Independent Trustee of EIP Investment Trust (Registered Investment Company).	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Christina Morse 301 Bellevue Parkway Wilmington, DE 19809 DOB: 12/64	Secretary	2015 to present	Since August 2014, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); from August 2013 to July 2014, Counsel, Lord, Abbett & Co. LLC; from May 2009 to July 2013, Vice President, BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
*	Each Director oversees twenty-one portfolios of the Company that are currently offered for sale.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

31

FREE MARKET FUNDS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE FREE MARKET FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Free Market Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Free Market Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 573-2152 or go to www.MatsonMoney.com

32

FREE MARKET FUNDS

Privacy Notice (Concluded)

(Unaudited)

What we do

How does the Free Market Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Free Market Funds collect my personal information?

We collect your personal information, for example, when you

•           open an account

•           provide account information

•           give us your contact information

•           make a wire transfer

•           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•           sharing for affiliates’ everyday business purposes – information about your creditworthiness

•           affiliates from using your information to market to you

•           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Free Market Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Free Market Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

33

Investment Adviser

Matson Money, Inc.

5955 Deerfield Blvd.

Mason, OH 45040

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

FMF-AR15

MATSON MONEY U.S. EQUITY VI PORTFOLIO

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

MATSON MONEY FIXED INCOME VI PORTFOLIO

of

THE RBB FUND, INC.

ANNUAL REPORT

August 31, 2015

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report

August 31, 2015

(Unaudited)

August 31, 2015

Dear Shareholder,

Enclosed is your annual report for the fiscal year ended August 31, 2015.

Equity markets, both domestic and international, have experienced increased volatility over the last 12 months and broad based negative returns over the last quarter. The end of 2014 saw a decline in international equities, while domestic equities stayed fairly flat. International equities rallied and showed strong returns through the first two quarters of 2015 — particularly in the developed markets — but could not hold on to these gains as markets fell sharply into the third quarter. Several factors have influenced markets over the past year. A strong dollar and a weakening demand for oil resulted in oil prices dropping and commodity markets in general staying depressed through much of the fiscal year. Internationally, there were several geopolitical events that put strain on equity markets. For much of 2015, the impending Greek default and potential Greek exit from the EU weighed heavily. Later in the summer, the Chinese stock market decline caused some uneasiness with investors. These events certainly impacted investor sentiment, and as such, the international markets reversed gains from early 2015. However, even with some domestic good news, US investors were not sheltered from the effects of the global economy. Without a major bounce, the S&P 500 is on its way to its first negative year since 2008.

The Matson Money Fixed Income VI Portfolio, the Matson Money U.S. Equity VI Portfolio and the Matson Money International Equity VI Portfolio had returns of -0.06%, -3.92%, and -11.77%, respectively, for the year ended August 31, 2015. This compared with a return of 1.21% for the Citigroup World Govt. Bond 1-5 Year Hedged U.S. Dollar Index, a decline of -0.32% in the Russell 2500® Index and a decline of -9.25% in the MSCI World (excluding U.S.) Index, respectively.

Despite the turbulence in the market, seasoned investors, like Matson Money VI Fund shareholders, did not panic and let the short term volatility affect their long term investing goals. When an investor can keep focused on the long term, and adhere to a prudent investment philosophy, the day-to-day ups and downs do not seem as threatening.

Matson Money strives to deliver the performance of capital markets and add value through Free Market Investment strategies and Structured Market Portfolios. Grounded in the conviction that free markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing provides both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

Each Matson Money VI Fund strategy targets a broad and diverse group of stocks or bonds across various markets, using other mutual funds that specifically target certain asset classes. The Funds are broadly diversified and designed to work together in your total investment plan.

The work is never complete, however, and Matson Money will continue to research solutions to address your future needs. We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s Investing.

We appreciate your support and confidence in our firm’s investment philosophy, process, and people. As always, we also appreciate your continued investment towards your long term goals.

Thank you for investing with Matson Money, Inc.

Mark E Matson

Chief Executive Officer

Matson Money, Inc.

1

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2015

(Unaudited)

Matson Money U.S. Equity VI Portfolio — Investment Review

The year ended August 31, 2015 proved turbulent for investors as a result of the volatility in the global economy and financial markets. U.S. stocks erased early gains and finished fairly flat, while global stocks finished negative for the year ended August 31. Despite a strong finish in 2014 and encouraging economic news by way of continued low interest rates and decreasing unemployment, U.S. stocks reversed course in 2015 as global economic tensions rose in the Eurozone and China’s financial system went through a decline. The volatility over the recent year underscores the importance of not reacting on the emotion created by short term movements, and instead maintaining a well-diversified portfolio. Returns for the broad market within the U.S, as measured by the Russell 3000, was 0.36%. Asset Class returns ranged from 0.48% in the S&P 500 index, to -4.95% for the Russell 2000 Value Index (US small cap value).

For the year ended August 31, 2015, the Matson Money U.S. Equity VI Portfolio provided a total return of -3.92% at net asset value. This compares with a return of -0.32% for the Portfolio’s benchmark, the Russell 2500® Index.

Nevertheless, as a result of the Matson Money U.S. Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Matson Money U.S. Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. Large Company Stocks performed better than Small Company Stocks. The Russell 2000® Index has returned 0.03% while the S&P 500® Index was up 0.48% for the year ended August 31, 2015. Furthermore, for the same time period, the Russell 2000® Value Index returned -4.95% and the Russell 1000 Value Index, returned -3.48%.

In summary, U.S. large cap stocks performed slightly better than small cap and US growth stocks did better than US value stocks, which also contributed to the returns of the Portfolio.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

2

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2015 (Unaudited)

                                         Matson Money U.S. Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in

Matson Money U.S. Equity VI Portfolio vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2015
	Average Annual
	1 Year	Since Inception*
Matson Money U.S. Equity VI Portfolio	-3.92%	1.93%
Russell 2500® Index	-0.32%	4.88%
Composite Index**	-1.96%	4.55%

*	The Portfolio commenced operations on February 18, 2014.
**	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s gross annual operating expense ratio, as stated in the current prospectus is 4.36% (included in the ratio is 0.29% attributable to acquired fund fees and expenses). The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses for the Portfolio to the extent that total annual portfolio operating expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) exceed 1.13% of the average daily net assets of the Portfolio. This contractual limitation is in effect until December 31, 2015 and may not be terminated without the approval of the Company’s Board of Directors. The Portfolio’s net annual operating expense ratio as stated in the prospectus is 1.13%.

The Portfolio’s aggregate total return since inception is based on a increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $25.65 per share on August 31, 2015.

The Matson Money U.S. Equity VI Portfolio underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses.

3

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2015

(Unaudited)

Matson Money International Equity VI Portfolio — Investment Review

The global conditions proved unsettling for investors during the year ended August 31, 2015, and were especially tumultuous for emerging market countries. Tensions in the Eurozone culminating with a Greek default and decelerating growth in China, which spurred a financial collapse, caused a decline in investor confidence in the global markets. Despite a renaissance with strong positive returns in early 2015, the geopolitical turmoil proved too much, resulting in losses in the broad international markets.

For the year ended August 31, 2015, the Matson Money International Equity VI Portfolio was down -11.77%. This compares with a return of -9.25% for the Portfolio’s benchmark, the MSCI World (excluding U.S.) Index.

As a result of the Matson Money International Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Matson Money International Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International Large Company Stocks fared better than International Small Company Stocks. The MSCI EAFE Index (gross of dividends) returned -7.07% from September 1, 2014 through August 31, 2015, while the MSCI EAFE Small Cap Index was down -1.53%. Furthermore, for the same time period, the MSCI EAFE Value Index (gross of dividends) decreased -10.20% versus MSCI EAFE Small Cap Value Index at -5.15% and the MSCI Emerging Markets Index (net of dividends) down -22.95%.

In summary, factors that hindered the Portfolio’s return compared to the benchmark can largely be explained by its exposure to emerging markets, as well as its tilt toward value stocks, despite its weighting toward small company stocks, which did provide a premium over large cap stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

4

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2015 (Unaudited)

                                         Matson Money International Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in

Matson Money International Equity VI Portfolio vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2015
	Average Annual
	1 Year	Since Inception*
Matson Money International Equity VI Portfolio	-11.77%	-5.89%
MSCI World (excluding U.S.) Index	-9.25%	-1.28%
Composite Index**	-10.07%	-1.35%

*	The Portfolio commenced operations on February 18, 2014.
**	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Cap Index, and MSCI Emerging Markets Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s gross annual operating expense ratio, as stated in the current prospectus is 5.61% (included in the ratio is 0.54% attributable to acquired fund fees and expenses). The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses for the Portfolio to the extent that total annual portfolio operating expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) exceed 1.35% of the average daily net assets of the Portfolio. This contractual limitation is in effect until December 31, 2015 and may not be terminated without the approval of the Company’s Board of Directors. The Portfolio’s net annual operating expense ratio as stated in the prospectus is 1.35%.

The Portfolio’s aggregate total return since inception is based on a increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $22.48 per share on August 31, 2015.

Portfolio composition is subject to change.

The Matson Money International Equity VI Portfolio’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses.

5

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2015

(Unaudited)

Matson Money Fixed Income VI Portfolio — Investment Review

The U.S. economy grew modestly during the year ended August 31, 2015. Total unemployment continued its decline toward pre-crash levels. Monetary policy remains accommodative, and the Federal Reserve did not make any changes to its policy of keeping the target for the federal funds rate near zero. With the end of the Federal Reserve’s “easy money” policy looming on the horizon, interest rate-sensitive assets generally returned relatively low results. Non-U.S. fixed income performed slightly better than U.S. fixed income. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index, produced a 1.56% return, while the Barclays Global Aggregate Bond Index (hedged) returned 2.23% for the year ended August 31, 2015. In comparison, the Bank of America Merrill Lynch Three Month Treasury Bill Index returned just 0.03%.

The Matson Money Fixed Income VI Portfolio focuses on mutual funds that invest in global high quality and shorter-term Government and Corporate fixed income assets. For the year ended August 31, 2015, the Matson Money Fixed Income VI Portfolio provided a total return of -0.06%. This compares with a return of 1.21% for the Portfolio’s benchmark, the Citigroup World Government Bond 1-5 Year Currency Hedged US Dollar Index.

The Portfolio performed slightly under its benchmark for the period but performed as expected. A contributing factor to the performance of the Portfolio compared to the benchmark was the Portfolio’s slightly lower exposure to certain global markets and more exposure to high quality U.S. Government Bonds.

6

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2015 (Unaudited)

                                         Matson Money Fixed Income VI Portfolio

Comparison of Change in Value of $10,000 Investment in

Matson Money Fixed Income VI Portfolio vs. Citigroup World Govt. Bond 1-5 Year Currency

Hedged U.S. Dollar Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2015
	Average Annual
	1 Year	Since Inception*
Matson Money Fixed Income VI Portfolio	-0.06%	0.17%
Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index	1.21%	1.40%
Composite Index**	1.13%	1.56%

*	The Portfolio commenced operations on February 18, 2014.
**	The Composite Index is comprised of the Three-Month Treasury Bill Index, Barclays Capital Intermediate Government Bond Index, BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Barclays Capital Aggregate Bond Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s gross annual operating expense ratio, as stated in the current prospectus is 3.59% (included in the ratio is 0.19% attributable to acquired fund fees and expenses). The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses for the Portfolio to the extent that total annual portfolio operating expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) exceed 1.00% of the average daily net assets of the Portfolio. This contractual limitation is in effect until December 31, 2015 and may not be terminated without the approval of the Company’s Board of Directors. The Portfolio’s net annual operating expense ratio as stated in the prospectus is 1.00%.

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $24.93 per share on August 31, 2015.

Portfolio composition is subject to change.

The Matson Money Fixed Income VI Portfolio’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Portfolio will incur expenses of the underlying funds in addition to the Portfolio’s expenses.

7

MATSON MONEY VI PORTFOLIOS

Portfolio Expense Examples

(Unaudited)

As a shareholder of the Portfolio(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2015 through August 31, 2015, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Matson Money U.S. Equity VI Portfolio
	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*
Actual	$1,000.00	$943.00	$5.53
Hypothetical (5% return before expenses)	1,000.00	1,019.51	5.75

	Matson Money International Equity VI Portfolio
	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*
Actual	$1,000.00	$929.30	$6.56
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87

8

MATSON MONEY VI PORTFOLIOS

Portfolio Expense Examples (Concluded)

(Unaudited)

	Matson Money Fixed Income VI Portfolio
	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*
Actual	$1,000.00	$996.40	$5.03
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to an annualized six-month expense ratio of 1.13%, 1.35% and 1.00% for Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period.

The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range weighted expense ratios of the underlying funds held by the Portfolios, as stated in their current prospectuses, were as follows:

Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
0.01%-0.08%	0.01%-0.19%	0.01%-0.05%

Each Portfolio’s ending account values on the first line each table are based on the actual six-month total return for each Portfolio of -5.70% for Matson Money U.S. Equity VI Portfolio, -7.07% for the Matson Money International Equity VI Portfolio and -0.36% for the Matson Money Fixed Income VI Portfolio.

9

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2015

	Number of Shares	Value

EQUITY FUNDS — 98.9%
U.S. Large Cap Value Portfolio III(a)	154,600	$3,551,166
U.S. Large Company Portfolio(a)	116,050	1,812,710
U.S. Micro Cap Portfolio(b)	109,783	2,059,531
U.S. Small Cap Portfolio(b)	67,607	2,053,231
U.S. Small Cap Value Portfolio(b)	41,387	1,367,431
VA U.S. Large Value Portfolio(b)	24,605	537,856
VA U.S. Targeted Value Portfolio(b)	116,436	2,060,911

TOTAL EQUITY FUNDS (Cost $14,041,586)		13,442,836

TOTAL INVESTMENTS — 98.9% (Cost $14,041,586)		13,442,836

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		155,169

NET ASSETS — 100.0%		$13,598,005

Portfolio Holding Summary Table

(Unaudited)

	% of Net Assets	Value
Equity Funds	98.9%	$13,442,836
Other Assets In Excess Of Liabilities	1.1%	155,169

NET ASSETS	100.0%	$13,598,005

(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2015

	Number of Shares	Value

INTERNATIONAL EQUITY FUNDS — 99.4%
DFA International Small Cap Value Portfolio(a)	142,160	$2,742,274
DFA International Value Portfolio III(b)	197,057	2,892,803
Emerging Markets Portfolio(a)	23,486	509,640
Emerging Markets Small Cap Portfolio(a)	26,057	462,504
Emerging Markets Value Portfolio(a)	21,406	467,945
Large Cap International Portfolio(a)	18,567	374,126
VA International Small Portfolio(b)	144,405	1,660,653
VA International Value Portfolio(b)	41,175	469,801

TOTAL INTERNATIONAL EQUITY FUNDS (Cost $10,513,492)		9,579,746

TOTAL INVESTMENTS — 99.4% (Cost $10,513,492)		9,579,746

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		61,430

NET ASSETS — 100.0%		$9,641,176

Portfolio Holding Summary Table

(Unaudited)

	% of Net Assets	Value
International Equity Funds	99.4%	$9,579,746
Other Assets In Excess Of Liabilities	0.6%	61,430

NET ASSETS	100.0%	$9,641,176

(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Portfolio of Investments

August 31, 2015

	Number of Shares	Value

FIXED INCOME FUNDS — 98.8%
DFA Five-Year Global Fixed Income Portfolio(a)	164,816	$1,812,973
DFA Inflation Protected Securities Portfolio(a)	78,148	908,863
DFA Intermediate Government Fixed Income Portfolio(a)	171,772	2,172,923
DFA One-Year Fixed Income Portfolio(a)	379,079	3,908,306
DFA Short-Term Fixed Portfolio(a)	35,328	360,695
DFA Short-Term Government Portfolio(a)	135,283	1,451,589
DFA Two-Year Global Fixed Income Portfolio(a)	457,181	4,544,378
VA Global Bond Portfolio(a)	251,024	2,721,096

TOTAL FIXED INCOME FUNDS (Cost $17,896,184)		17,880,823

TOTAL INVESTMENTS — 98.8% (Cost $17,896,184)		17,880,823

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		217,520

NET ASSETS — 100.0%		$18,098,343

Portfolio Holding Summary Table

(Unaudited)

	% of Net Assets	Value
Fixed Income Funds	98.8%	$17,880,823
Other Assets In Excess Of Liabilities	1.2%	217,520

NET ASSETS	100.0%	$18,098,343

(a)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

MATSON MONEY VI PORTFOLIOS

Statements of Assets And Liabilities

August 31, 2015

	Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
ASSETS
Investments in non-affiliated funds, at value †	$13,442,836	$9,579,746	$17,880,823
Cash and cash equivalents	203,762	102,050	275,440
Receivables
Receivable for capital shares sold	2,710	4,617	41
Receivable from Investment Adviser	7,984	9,857	11,357
Prepaid expenses and other assets	2,875	2,834	2,898

Total assets	13,660,167	9,699,104	18,170,559

LIABILITIES
Payables
Audit fees	25,441	25,441	25,441
Transfer agent fees	11,366	10,145	11,548
Administration and accounting fees	9,754	9,187	10,385
Custodian fees	5,177	5,177	5,177
Capital shares redeemed	—	—	7,318
Advisory fees	4,911	2,908	5,668
Printing fees	3,670	2,137	4,301
Other accrued expenses and liabilities	1,843	2,933	2,378

Total liabilities	62,162	57,928	72,216

Net Assets	$13,598,005	$9,641,176	$18,098,343

NET ASSETS CONSISTS OF
Par value	$530	$429	$726
Paid-in capital	13,747,750	10,530,189	18,162,697
Undistributed/accumulated net investment loss	(33,525)	(11,990)	(66,535)
Accumulated net realized gain from investments	482,000	56,294	16,816
Net unrealized depreciation on investments	(598,750)	(933,746)	(15,361)

Net Assets	$13,598,005	$9,641,176	$18,098,343

Shares outstanding ($0.001 par value, 200,000,000 shares authorized)	530,158	428,928	725,847

Net asset value, offering and redemption price per share	$25.65	$22.48	$24.93

† Investment in non-affiliated funds, at cost	$14,041,586	$10,513,492	$17,896,184

The accompanying notes are an integral part of the financial statements.

13

MATSON MONEY VI PORTFOLIOS

Statements of Operations

For the Year Ended August 31, 2015

	Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
Investment Income
Dividends from non-affiliated funds	$150,780	$194,951	$162,066
Interest income	13	10	14

Total investment income	150,793	194,961	162,080

Expenses
Advisory fees (Note 2)	60,182	43,157	73,445
Audit fees	37,998	37,282	38,725
Directors’ and officers’ fees	21,130	21,023	21,200
Custodian fees (Note 2)	14,405	15,255	14,515
Legal fees	14,131	10,392	19,710
Printing and shareholder reporting fees	10,974	5,830	16,196
Administration and accounting fees (Note 2)	7,716	6,174	9,285
Transfer agent fees (Note 2)	3,892	2,041	4,555
Other expenses	3,329	2,960	3,819

Total expenses	173,757	144,114	201,450

Less: Advisory fee waiver	(37,729)	(27,575)	(54,542)

Net operating expenses	136,028	116,539	146,908

Net investment income	14,765	78,422	15,172

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from:
Non-affiliated funds	88,991	(48,263)	369
Capital gain distributions from non-affiliated fund investments	395,633	111,526	23,034
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	(928,940)	(989,329)	(49,374)

Net realized and unrealized loss on investments	(444,316)	(926,066)	(25,971)

Net decrease in net assets resulting from operations	$(429,551)	$(847,644)	$(10,799)

The accompanying notes are an integral part of the financial statements.

14

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	For the Year Ended August 31, 2015	For the Period February 18, 2014* through August 31, 2014
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$14,765	$(10,724)
Net realized gain from investments	484,624	830
Net change in unrealized appreciation/(depreciation) on investments	(928,940)	330,190

Net increase/(decrease) in net assets resulting from operations	(429,551)	320,296

Dividends and distributions to shareholders from:
Net investment income	(41,020)	—

Net decrease in net assets from dividends and distributions to shareholders	(41,020)	—

Capital share transactions:
Proceeds from shares sold	8,285,808	7,592,809
Reinvestment of distributions	41,020	—
Shares redeemed	(2,074,633)	(96,724)

Net increase in net assets from capital shares	6,252,195	7,496,085

Total increase in net assets	5,781,624	7,816,381

Net assets:
Beginning of period	7,816,381	—

End of period	$13,598,005	$7,816,381

Undistributed/accumulated net investment loss, end of period	$(33,525)	$(9,736)

Share transactions:
Shares sold	313,052	295,612
Dividends and distributions reinvested	1,520	—
Shares redeemed	(76,233)	(3,793)

Net increase in shares outstanding	238,339	291,819

*	Commencement of operations

The accompanying notes are an integral part of the financial statements.

15

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	For the Year Ended August 31, 2015	For the Period February 18, 2014* through August 31, 2014
Increase/(decrease) in net assets from operations:
Net investment income	$78,422	$7,620
Net realized gain from investments	63,263	1,459
Net change in unrealized appreciation/(depreciation) on investments	(989,329)	55,583

Net increase/(decrease) in net assets resulting from operations	(847,644)	64,662

Dividends and distributions to shareholders from:
Net investment income	(104,954)	—
Net realized capital gains	(1,506)	—

Net decrease in net assets from dividends and distributions to shareholders	(106,460)	—

Capital share transactions:
Proceeds from shares sold	6,557,941	5,464,106
Reinvestment of distributions	106,460	—
Shares redeemed	(1,476,695)	(121,194)

Net increase in net assets from capital shares	5,187,706	5,342,912

Total increase in net assets	4,233,602	5,407,574

Net assets:
Beginning of period	5,407,574	—

End of period	$9,641,176	$5,407,574

Undistributed/accumulated net investment income/(loss), end of period	$(11,990)	$7,620

Share transactions:
Shares sold	275,347	214,126
Dividends and distributions reinvested	4,641	—
Shares redeemed	(60,454)	(4,732)

Net increase in shares outstanding	219,534	209,394

*	Commencement of operations

The accompanying notes are an integral part of the financial statements.

16

MATSON MONEY FIXED INCOME VI PORTFOLIO

Statements of Changes in Net Assets

	For the Year Ended August 31, 2015	For the Period February 18, 2014* through August 31, 2014
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$15,172	$(13,039)
Net realized gain/(loss) from investments	23,403	(13)
Net change in unrealized appreciation/(depreciation) on investments	(49,374)	34,013

Net increase/(decrease) in net assets resulting from operations	(10,799)	20,961

Dividends and distributions to shareholders from:
Net investment income	(75,242)	—

Net decrease in net assets from dividends and distributions to shareholders	(75,242)	—

Capital share transactions:
Proceeds from shares sold	10,320,471	9,971,763
Reinvestment of distributions	75,242	—
Shares redeemed	(2,138,714)	(65,339)

Net increase in net assets from capital shares	8,256,999	9,906,424

Total increase in net assets	8,170,958	9,927,385

Net assets:
Beginning of period	9,927,385	—

End of period	$18,098,343	$9,927,385

Undistributed/accumulated net investment loss, end of period	$(66,535)	$(13,031)

Share transactions:
Shares sold	412,588	398,366
Dividends and distributions reinvested	3,022	—
Shares redeemed	(85,517)	(2,612)

Net increase in shares outstanding	330,093	395,754

*	Commencement of operations

The accompanying notes are an integral part of the financial statements.

17

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2015	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$26.79	$25.00

Net investment income/(loss)(2)	0.03	(0.06)
Net realized and unrealized gain/(loss) on investments	(1.07)	1.85

Net increase/(decrease) in net assets resulting from operations	(1.04)	1.79

Dividends and distributions to shareholders from:
Net investment income	(0.10)	—

Total dividends and distributions to shareholders	(0.10)	—

Net asset value, end of period	$25.65	$26.79

Total investment return(3)	(3.92)%	7.16	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$13,598	$7,816
Ratio of expenses to average net assets with waivers(5)	1.13%	1.13	%(6)
Ratio of expenses to average net assets without waivers(5)	1.44%	4.07	%(6)
Ratio of net investment income/(loss) to average net assets with waivers(5)	0.12%	(0.47	)%(6)
Portfolio turnover rate	13.65%	1.32	%(4)

(1)	Commencement of operations.
(2)	The selected per share data was calculated using the average shares outstanding method for the period.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Not Annualized.
(5)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

18

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2015	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$25.82	$25.00

Net investment income(2)	0.22	0.07
Net realized and unrealized gain/(loss) on investments	(3.26)	0.75

Net increase/(decrease) in net assets resulting from operations	(3.04)	0.82

Dividends and distributions to shareholders from:
Net investment income	(0.30)	—
Net realized capital gains	— (3)	—

Total dividends and distributions to shareholders	(0.30)	—

Net asset value, end of period	$22.48	$25.82

Total investment return(4)	(11.77)%	3.28	%(5)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$9,641	$5,408
Ratio of expenses to average net assets with waivers(6)	1.35%	1.35	%(7)
Ratio of expenses to average net assets without waivers(6)	1.67%	5.07	%(7)
Ratio of net investment income to average net assets with waivers(6)	0.91%	0.49	%(7)
Portfolio turnover rate	14.90%	2.47	%(5)

(1)	Commencement of operations.
(2)	The selected per share data was calculated using the average shares outstanding method for the period.
(3)	Amount less than $(0.005) per share.
(4)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Not Annualized.
(6)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(7)	Annualized.

The accompanying notes are an integral part of the financial statements.

19

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2015	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$25.08	$25.00

Net investment income/(loss)(2)	0.03	(0.05)
Net realized and unrealized gain/(loss) on investments	(0.04)	0.13

Net increase/(decrease) in net assets resulting from operations	(0.01)	0.08

Dividends and distributions to shareholders from:
Net investment income	(0.14)	—

Total dividends and distributions to shareholders	(0.14)	—

Net asset value, end of period	$24.93	$25.08

Total investment return(3)	(0.06)%	0.32	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$18,098	$9,927
Ratio of expenses to average net assets with waivers(5)	1.00%	1.00	%(6)
Ratio of expenses to average net assets without waivers(5)	1.37%	3.40	%(6)
Ratio of net investment income/(loss) to average net assets with waivers(5)	0.10%	(0.40	)%(6)
Portfolio turnover rate	10.90%	0.55	%(4)

(1)	Commencement of operations.
(2)	The selected per share data was calculated using the average shares outstanding method for the period.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Not Annualized.
(5)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

20

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements

August 31, 2015

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-one active investment portfolios, including the Matson Money U.S. Equity VI Portfolio, the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio (each a “Portfolio,” collectively the “Portfolios”). Each Portfolio operates as a “fund of funds” and commenced investment operations on February 18, 2014. Shares of the Portfolios are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

RBB has authorized capital of one hundred billion shares of common stock of which 82.373 billion shares are currently classified into one hundred and fifty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each fund’s net asset value determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors. Direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

FAIR VALUE MEASUREMENTS — The inputs and valuations techniques used to measure fair value of the Portfolios’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Portfolios’ investments carried at fair value:

MATSON MONEY U.S. EQUITY VI PORTFOLIO

	Total Value at August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$13,442,836	$13,442,836	$—	$—

* Please refer to the Portfolio of Investments for further details.

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

	Total Value at August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$9,579,746	$9,579,746	$—	$—

* Please refer to the Portfolio of Investments for further details.

21

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2015

MATSON MONEY FIXED INCOME VI PORTFOLIO

	Total Value at August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$17,880,823	$17,880,823	$—	$—

* Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires a Portfolio to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Portfolio had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2015, there were no transfers between Levels 1, 2 and 3 for the Portfolios.

USE OF ESTIMATES — The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Transactions are accounted for on the trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Portfolios estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Portfolio’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all Portfolios in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the

22

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2015

Portfolios. In addition to the net annual operating expenses that the Portfolios bear directly, the shareholders indirectly bear the Portfolios’ pro-rata expenses of the underlying mutual funds in which each Portfolio invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Portfolios with the exception of the Matson Money Fixed Income VI Portfolio which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Portfolio’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Portfolios consider liquid assets deposited with a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Portfolio expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Portfolios may enter into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as each Portfolio’s investment adviser. The Adviser is entitled to an advisory fee at the annual rate of 0.50% of the first $1 billion of each Portfolio’s average daily net assets, 0.49% of each Portfolio’s average daily net assets over $1 billion to $5 billion and 0.47% of each Portfolio’s average daily net assets over $5 billion. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Portfolio operating expenses (excluding certain items disclosed below) to 1.13%, 1.35% and 1.00% of the average daily net assets of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2015 and may not be terminated without the approval of the Company’s Board of Directors. The Adviser may discontinue these arrangements at any time after December 31, 2015.

As of August 31, 2015, Matson Money has waived and reimbursed fees as follows:

Portfolios	Investment Advisor Expense Waived	Investment Advisor Expense Reimbursement
Matson Money U.S. Equity VI Portfolio	$37,729	$—
Matson Money International Equity VI Portfolio	27,575	—
Matson Money Fixed Income VI Portfolio	54,542	—

The Portfolios will not pay the Adviser at a later time for any amounts waived or any amounts assumed.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator for the Portfolios. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolios’ average daily net assets and is subject to certain minimum monthly fees.

23

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2015

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Portfolios’ transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Portfolios. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Portfolios’ shares pursuant to a Distribution Agreement with RBB.

3.	Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Portfolios during the year ended August 31, 2015 was $23,271. Certain employees of BNY Mellon serve as an Officer of the Company. They are not compensated by the Portfolios or the Company.

4.	Investment in Securities

For the year ended August 31, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Portfolios were as follows:

	Purchases	Sales
Matson Money U.S. Equity VI Portfolio	$8,175,719	$1,610,684
Matson Money International Equity VI Portfolio	6,488,509	1,200,812
Matson Money Fixed Income VI Portfolio	9,692,078	1,580,067

5.	Federal Income Tax Information

The Portfolios have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolios to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolios have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolios are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Matson Money U.S. Equity VI Portfolio	$14,041,857	$7,795	$(606,816)	$(599,021)
Matson Money International Equity VI Portfolio	10,571,507	—	(991,761)	(991,761)
Matson Money Fixed Income VI Portfolio	17,900,366	20,223	(39,766)	(19,543)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

24

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2015

The following permanent differences as of August 31, 2015, primarily attributable to reclassifications of short-term capital gain distributions, were reclassified among the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Matson Money U.S. Equity VI Portfolio	$2,466	$(2,466)	$—
Matson Money International Equity VI Portfolio	6,922	(6,922)	—
Matson Money Fixed Income VI Portfolio	6,566	(6,566)	—

As of August 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
Matson Money U.S. Equity VI Portfolio	$—	$482,271	$(599,021)	$(33,525)
Matson Money International Equity VI Portfolio	—	114,309	(991,761)	(11,990)
Matson Money Fixed Income VI Portfolio	—	20,998	(19,543)	(66,535)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax characters of distributions paid during the fiscal year ended August 31, 2015 are as follows:

	Ordinary Income	Long-Term Gains	Total
Matson Money U.S. Equity VI Portfolio	$40,987	$33	$41,020
Matson Money International Equity VI Portfolio	106,436	24	106,460
Matson Money Fixed Income VI Portfolio	75,242	—	75,242

Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Portfolios may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2015.

For the fiscal year ended August 31, 2015, the Portfolios deferred to September 1, 2015, the following qualified late-year losses:

Portfolio	Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Matson Money U.S. Equity VI Portfolio	$(33,525)	$—	$—
Matson Money International Equity VI Portfolio	(11,990)	—	—
Matson Money Fixed Income VI Portfolio	(66,535)	—	—

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or

25

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Concluded)

August 31, 2015

long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2015, the Portfolios did not have any capital loss carryforwards.

6.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

26

MATSON MONEY VI PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio, separately managed portfolios of The RBB Fund, Inc. (the “Portfolios”) at August 31, 2015, the results of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

October 23, 2015

27

MATSON MONEY VI PORTFOLIOS

Shareholder Tax Information

(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2015 were as follows:

	Ordinary Income	Long-Term Gains	Total
Matson Money U.S. Equity VI Portfolio	$40,987	$33	$41,020
Matson Money International Equity VI Portfolio	106,436	24	106,460
Matson Money Fixed Income VI Portfolio	75,242	—	75,242

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100.00% for the Matson Money U.S. Equity VI Portfolio and 100.00% for the Matson Money International Equity VI Portfolio.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100.00% for the Matson Money U.S. Equity VI Portfolio.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 28.55% for the Matson Money Fixed Income VI Portfolio. A total of 6.54% of the dividend distributed during the fiscal year was derived from U.S. Government securities, which is generally exempt from state income tax for the Matson Money Fixed Income VI Portfolio.

Because each Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any. The Matson Money International Equity VI Portfolio passed through foreign tax credits of $8,529 and earned $314,078 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

28

MATSON MONEY VI PORTFOLIOS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Matson Money VI Portfolios at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money and the Company (the “Advisory Agreement”) on behalf of the Funds at a meeting of the Board held on May 13-14, 2015 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Advisory Agreement between the Company and Matson Money with respect to the Portfolios, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Portfolios; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolios; (viii) the extent to which economies of scale are relevant to the Portfolios; (ix) a report prepared by Lipper comparing each Portfolio’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Portfolio to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Portfolio to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money, referring back to their discussion during Matson Money’s presentation earlier in the Meeting. The Directors concluded that Matson Money had substantial resources to provide services to the Portfolios and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Portfolios and Matson Money. Information on the Portfolios’ investment performance was provided since inception and for the one-year period, and for the quarter ended March 31, 2015. The Directors considered the Portfolios’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and Lipper Groups was acceptable. The Directors considered that each of the Matson Money International Equity VI Portfolio, Matson Money Fixed Income VI Portfolio and Matson Money U.S. Equity VI Portfolio had underperformed since inception, noting that each Portfolio had been in operation less than two years.

29

MATSON MONEY VI PORTFOLIOS

Other Information (Concluded)

(Unaudited)

The Board also considered the advisory fee rates payable by the Portfolios under the Advisory Agreement. In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. In addition, the Directors noted that Matson Money had contractually agreed to waive management fees and reimburse expenses through December 31, 2015 to the extent that total annual Fund operating expenses exceed 1.13%, 1.35% and 1.00% for the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio, respectively.

After reviewing the information regarding the Portfolios’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2016.

30

MATSON MONEY VI PORTFOLIOS

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3683.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	21	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since March 2004, Director of Cornerstone Bank.	21	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	21	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Since 1997, Consultant, financial services organizations.	21	Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

31

MATSON MONEY VI PORTFOLIOS

Company Management (Continued)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	From July 2010 to March 2015, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	21	None
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC.	21	Independent Trustee of EIP Investment Trust (Registered Investment Company)
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group.	21	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	21	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Independent Trustee of EIP Investment Trust.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Christina Morse 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/64	Secretary	2015 to present	Since August 2014, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); from August 2013 to July 2014, Counsel, Lord, Abbett & Co. LLC; from May 2009 to July 2013, Vice President, BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

32

MATSON MONEY VI PORTFOLIOS

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
*	Each Director oversees twenty-one portfolios of the Company that are currently offered for sale.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

33

MATSON MONEY VI PORTFOLIOS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE MATSON MONEY VI PORTFOLIOS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matson Money VI Portfolios choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Matson Money VI Portfolios share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 573-2152 or go to www.MatsonMoney.com

34

MATSON MONEY VI PORTFOLIOS

Privacy Notice (Concluded)

(Unaudited)

What we do

How do the Matson Money VI Portfolios protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Matson Money VI Portfolios collect my personal information?

We collect your personal information, for example, when you

•           open an account

•           provide account information

•           give us your contact information

•           make a wire transfer

•           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•           sharing for affiliates’ everyday business purposes – information about your creditworthiness

•           affiliates from using your information to market to you

•           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Matson Money VI Portfolios don’t share with nonaffiliates so they can market to you. The Portfolios may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Matson Money VI Portfolios may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

35

Investment Adviser

Matson Money, Inc.

5955 Deerfield Blvd.

Mason, OH 45040

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

MAT-AR15

The Schneider Funds

of the RBB Fund, Inc.

Schneider Small Cap Value Fund

Schneider Value Fund

ANNUAL REPORT August 31, 2015

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

THE SCHNEIDER FUNDS

Annual Investment Adviser’s Report

August 31, 2015

(Unaudited)

Fellow Shareholder:

This annual report for the Schneider Funds covers the fiscal year ended August 31, 2015.

U.S. equities posted lackluster returns during the fiscal year, as investor concerns about pending interest rates hikes and a slowing global economy offset the positive influences of a steadily improving domestic economy. The unemployment picture continued to improve, consumer confidence and spending were strong and interest rates remained at very low levels. The Russell 3000 Index rose a nominal 0.4% while the yield on the key 10-year Treasury note trended downward during the period and ended near the 2.2% level.

On the global stage, interest rates remain at historically low levels as many economies continue to engage in various quantitative easing programs to provide extra liquidity with the goal of jump starting their economies, but with limited success. While Europe and Japan both struggle to engineer GDP growth, the U.S. stands alone as the only developed region with a decent recovery.

The U.S. dollar is among the world’s strongest currencies, which has provided hurdles for domestic exporters, but has made imported foreign goods more affordable for consumers. The fact that the trading value of a currency is linked to relative interest rates, and that the U.S. will be the first to raise rates, the demand for the U.S. dollar may become even more pronounced, potentially driving the value of the currency even higher.

Regarding China, it has been apparent that the official projections of 7% GDP growth for 2015 were overstated. The challenges of converting a state capitalist economy from one that is capital-intensive to one that is consumer driven have been more daunting than consensus had expected. We continue to believe this is a secular and not just a cyclical slowdown. An unaffordable housing and real estate market, significant banking and credit issues, and high overall debt levels will impede the growth of the Chinese economy.

Turmoil in the global energy markets has been a focus for the markets as Saudi Arabia increased production of crude oil in the latter part of 2014. This additional production tipped the delicate demand and supply equation, and oil prices have fallen nearly 50% from previous highs. While not explicitly stated as a goal, the actions of the Saudis have effectively punished its enemy Iran. In addition, the fall in oil prices has provided significant problems for other oil exporting countries such as Nigeria, Russia and a nearly bankrupt Venezuela, all of whom rely on oil revenues to support their social programs and overall economies.

The key to a rise in the price of oil rests in the supply and demand equation. Beyond the potential addition of 500,000 new barrels of oil per day from Iran, production from the rest of the world is generally static or in the initial phases of sequential decline. While the U.S. has been the primary source of new supply in recent years, its production has begun to ease from its peak this spring and could have a year over year decline in 2016 as the effects of the exploration and production industry cut-backs intensify. In addition, global demand is projected to increase annually by over 1 million per day. Barring a radical change in the current dynamic, this implies that the market could potentially become supply constrained as soon as the second half of 2016 given the small amount of surplus capacity.

In the U.S., beyond the challenges in the energy industry, the signs of a continuation of economic improvement are evident. The unemployment rate has declined to nearly 5% and wage growth is accelerating. That said, some caution may be advised as the “official” unemployment rate does not include those people who have tried, but failed, to find work and have withdrawn from the labor market. And while wages are rising, much of the gain has been centered in the lower paying job segments of the economy (i.e., fast food and retail workers), where compensation has been depressed for some time.

As long-term investors, we tend to view the market disruptions as opportunities to invest in companies with tremendous upside potential but currently selling at a discount price. The Fund began the fiscal year with roughly a market weight energy position, but started slowly adding new investments after the price of oil collapsed. The market has pushed oil stocks down further, even as the price of oil has stabilized, allowing us to judiciously increase our exposure. Our focus on opportunities which, at time of purchase, may be considered “out-of-favor” by most investors, is a key component of our investment style and has historically provided investment success when these companies begin to return to their normal valuation levels and investors once again begin to appreciate their potential for earnings growth.

We appreciate your support and the confidence you have placed in us.

Arnold C. Schneider III, CFA

Portfolio Manager

Schneider Capital Management

1

THE SCHNEIDER FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2015

(Unaudited)

Schneider Small Cap Value Fund Annual Letter (as of 8/31/15)

The Schneider Small Cap Value Fund posted a return of -25.88% for the fiscal year ended August 31, 2015 and lagged the return of its benchmark, the Russell 2000® Value Index. Positive contributions from our security selection in the Financial Services sector and the specialty retail industry were swamped by our overweight position in the Energy sector.

In the U.S., energy firms of all types have been roiled by the steep decline in the price of oil and natural gas. While all segments of the sector have suffered, exploration and production firms as well as the oil services industry have been particularly challenged. Investors have negatively responded to the declines in the price of energy caused by the increase in supply due primarily to the expansion of Saudi production.

Within the U.S. shale oil industry, a focus on expansion of production has been replaced by a drive to minimize expenses and manage businesses as efficiently as possible. As a result, the rig count has been dramatically reduced, capital expenditure budgets and headcounts have been slashed, and activity has been directed to the highest returning assets. In addition, as the exploration and production companies reduce their level of activity, they in turn are canceling or negotiating more favorable agreements with their oil services suppliers to further lessen their costs.

In the Financial Services sector, regional and community banks are continuing to improve and are showing superior progress versus their larger money center bank brethren. An improving economy is helping to support the many activities of banks, as attractive borrowing rates and a steadily growing economy are helping expand their loan portfolios as demand from businesses and consumers strengthens.

Internally, many of the regional and community banks are seeing the benefits of improved expense management. Given that these banks did not face the same rigorous and very expensive compliance hurdles that the largest banks did, this has allowed them to focus their resources to better manage their companies. An increase use of technology, the closing of branches and reducing headcount have all had positive impacts of their operating profits and margins. In addition, a decline in bad loans from the housing bubble are abating, all the while new mortgage lending and refinancings have been growing.

The valuation of many of these regional and community banks still do not fully reflect their potential upside and as a result there is expectation that a wave of merger and acquisition activity will arise. In addition, as domestic interest rates begin to rise, the banks will see their net interest margin (what they earn on their investments) begin to rise, further expanding their profitability and making them potentially even more attractive to potential suitors.

2

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Annual Investment Adviser’s Report (Concluded)

August 31, 2015 (Unaudited)

Comparison of Change in Value of $20,000 Invested in

Schneider Small Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $20,000 minimum initial investment in the Fund made on September 2, 1998 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

Total Returns for the Periods Ended August 31, 2015
	Average Annual
	One Year	Five Years	Ten Years	Since Inception*
Schneider Small Cap Value	-25.88%	5.92%	0.80%	11.83%
Russell 2000® Value Index	-4.95%	13.23%	5.70%	9.15%
* Inception date 9/2/98

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management Company, the Fund’s investment adviser, has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2015, to the extent that total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 1.15%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund’s gross and net annual operating expenses, as stated in the current prospectus, are 1.52% and 1.15%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than one year are subject to a 1.75% redemption fee.

Portfolio holdings are subject to change at any time.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

3

THE SCHNEIDER FUNDS

Annual Investment Adviser’s Report

August 31, 2015

(Unaudited)

Schneider Value Fund Annual Letter (as of 8/31/15)

The Schneider Value Fund posted a return of -12.99%, for the fiscal year ended August 31, 2015, lagging the return of its benchmark, the Russell 1000® Value Index. Security selection in the Financial Services sector and the Consumer Discretionary sector were positive contributors to returns, while the Fund’s overweight position in the Energy sector and its underweight exposure to the Health Care sector detracted from performance.

The large money center banks continue to see operational and margin improvements as they move beyond the multi-year period of large litigation charges and can again focus on growing their businesses. Tighter expense controls, a greater reliance on technology and a reduction in branch networks and related headcount (as mobile banking becomes more popular) have helped counter-balance the increased regulatory and compliance costs banks have faced. When U.S. interest rates rise, banks will see an increase in the returns on their investments, which will further drive margins and profitability.

While the insurance industry struggles with over capitalization and pricing challenges, we have invested in select companies that have managed to successfully navigate this difficult landscape. Our property casualty insurance holdings performed well, driven by active capital management strategies and company specific underwriting improvements, which more than offset the impact of weakening industry pricing power. One specialty insurance holding with housing exposure also performed well as both refinance and purchase activity showed strength during certain parts of the fiscal year. In addition, a number of our holdings have enacted expense control programs, which have helped bolster profitability.

A confirming sign of the building strength in the economy can be found in the Consumer Discretionary sector, where expenditures are closely linked to consumer confidence. The homebuilding industry continues to heal as the employment picture brightens and wages begin to rise. There are signs that demand from first time home buyers (especially the millennials) is growing, and even while the move up market remains healthy, it is the entry level market that will play a critical role in determining the industry’s future growth and prosperity.

In the U.S., energy firms of all types have been roiled by the steep decline in the price of oil and natural gas. While all segments of the sector have suffered, exploration and production firms as well as the oil services industry have been particularly challenged. Investors have negatively responded to the declines in the price of energy caused by the increase of supply due primarily to the expansion of Saudi production. In addition, low natural gas prices, sagging Chinese demand, and an unfavorable regulatory environment have delivered a near knock-out blow to all but the lowest cost, strongest coal companies.

Within the U.S. shale oil industry, a focus on expansion of production has been replaced by a drive to minimize expenses and manage businesses as efficiently as possible. As a result, the rig count has been dramatically reduced, capital expenditure budgets and headcounts have been slashed, and activity has been directed to the highest returning and most prolific assets.

4

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Annual Investment Adviser’s Report (Concluded)

August 31, 2015 (Unaudited)

Comparison of Change in Value of $20,000 Investment in

Schneider Value Fund vs. Russell 1000® Value Index

The chart assumes a hypothetical $20,000 minimum initial investment in the Fund made on September 30, 2002 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 1000® Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

Total Returns for the Periods Ended August 31, 2015
	Average Annual
	One Year	Five Years	Ten Years	Since Inception*
Schneider Value	-12.99%	8.74%	1.11%	7.47%
Russell 1000® Value Index	-3.48%	14.68%	6.18%	9.27%
* Inception date 9/30/02

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management Company, the Fund’s investment adviser, has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2015, to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 0.90%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund’s gross and net annual operating expenses, as stated in the current prospectus, are 1.50% and 0.90%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than 90 days are subject to a 1.00% redemption fee.

Portfolio holdings are subject to change at any time.

Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

5

THE SCHNEIDER FUNDS

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six months from March 1, 2015 through August 31, 2015, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Schneider Small Cap Value Fund
	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*
Actual	$1,000.00	$826.40	$5.29
Hypothetical (5% return before expenses)	1,000.00	1,019.41	5.85

	Schneider Value Fund
	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*
Actual	$1,000.00	$894.90	$4.30
Hypothetical (5% return before expenses)	1,000.00	1,020.67	4.58

*	Expenses are equal to an annualized six-month expense ratio of 1.15% for the Schneider Small Cap Value Fund and 0.90% for the Schneider Value Fund, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return for each Fund of -17.36% for the Schneider Small Cap Value Fund and -10.51% for the Schneider Value Fund.

6

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Portfolio Holdings Summary Table

August 31, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Savings & Loans	14.8%	$4,503,988
Oil & Gas	13.9	4,235,447
Commercial Services	10.1	3,077,005
Telecommunications	9.4	2,857,120
Banks	7.6	2,313,846
Real Estate Investment Trusts	6.1	1,858,517
Semiconductors	5.3	1,598,435
Home Builders	3.9	1,169,890
Machinery — Construction & Mining	3.0	901,331
Healthcare — Services	2.8	858,091
Insurance	2.7	825,639
Machinery — Diversified	1.9	569,274
Coal	1.9	562,262
Miscellaneous Manufacturing	1.7	523,374
Industrial	1.7	507,761
Electronics	1.6	488,199
Healthcare — Products	1.4	431,395
Internet	1.3	399,515
Real Estate	1.1	328,345
Retail	0.7	215,268
Mining	0.7	197,708
Auto Parts & Equipment	0.2	54,410
Iron/Steel	0.1	39,093
Metals Fabricating	0.1	33,977
Securities Lending Collateral	6.3	1,923,950
Corporate Bonds	1.5	461,808
Exchange Traded Fund	0.7	204,641
Liabilities In Excess Of Other Assets	(2.5)	(753,171)

NET ASSETS	100.0%	$30,387,118

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Portfolio Holdings Summary Table

August 31, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Banks	33.5%	$8,151,880
Oil & Gas	17.4	4,231,482
Insurance	12.4	3,023,761
Home Builders	6.2	1,513,129
Leisure Time	5.8	1,400,101
Lodging	5.6	1,366,918
Real Estate Investment Trusts	2.8	680,665
Commercial Services	2.3	568,113
Office Products	1.8	429,417
Machinery — Diversified	1.7	404,892
Real Estate	1.6	394,193
Coal	1.5	373,145
IT Services	0.8	193,200
Aircraft	0.6	142,946
Electric	0.1	10,067
Securities Lending Collateral	6.8	1,658,902
Exchange Traded Fund	0.5	114,189
Liabilities In Excess Of Other Assets	(1.4)	(335,228)

NET ASSETS	100.0%	$24,321,772

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments

August 31, 2015

	Shares	Value
COMMON STOCKS — 94.0%
Auto Parts & Equipment — 0.2%
Commercial Vehicle Group, Inc. *	10,627	$54,410

Banks — 7.6%
Bancorp, Inc. (The) *	57,778	424,091
Dundee Corp., Class A *	5,930	46,728
MainSource Financial Group, Inc.	13,897	287,807
MidSouth Bancorp Inc.	2,688	37,363
Regions Financial Corp.	158,275	1,517,857

		2,313,846

Coal — 1.9%
Peabody Energy Corp. (a)	208,245	562,262

Commercial Services — 10.1%
Aegean Marine Petroleum Network, Inc.	140,423	1,187,979
Ardmore Shipping Corp.	57,624	646,541
Avis Budget Group, Inc. *	5,688	251,011
Genco Shipping & Trading, Ltd. *	11,448	64,452
Hudson Global Inc. *	118,128	304,770
Stolt-Nielsen, Ltd.	23,042	350,930
Viad Corp.	9,924	271,322

		3,077,005

Electronics — 1.6%
Kemet Corp. *	236,989	488,197
TTM Technologies, Inc. *		2

		488,199

Healthcare - Products — 1.4%
Orthofix International NV *	11,510	431,395

Healthcare - Services — 2.8%
Five Star Quality Care, Inc. *	253,873	858,091

Home Builders — 3.9%
Cavco Industries, Inc. *	1,291	92,371
Taylor Morrison Home Corp., Class A *	54,011	1,077,519

		1,169,890

Industrial — 1.7%
FreightCar America, Inc.	23,562	507,761

Insurance — 2.7%
Assured Guaranty, Ltd.	27,712	700,005
Stewart Information Services Corp.	3,243	125,634

		825,639

Internet — 1.3%
ModusLink Global Solutions, Inc. * (a)	126,830	399,515

Iron/Steel — 0.1%
Commercial Metals Co.	2,490	39,093

	Shares	Value
Machinery - Construction & Mining — 3.0%
Terex Corp.	38,634	$901,331

Machinery - Diversified — 1.9%
Intevac, Inc. *	120,865	569,274

Metals Fabricating — 0.1%
AM Castle & Co. * (a)	12,266	33,977

Mining — 0.7%
Alumina Ltd. SP ADR	11,407	43,118
Thompson Creek Metals Co., Inc. *	69,003	33,121
Ur-Energy, Inc. *	180,676	121,469

		197,708

Miscellaneous Manfacturing — 1.7%
Orbotech, Ltd. *	31,415	523,374

Oil & Gas — 13.9%
Approach Resources, Inc. * (a)	360,623	923,195
MRC Global, Inc. *	148,036	1,922,988
Rex Energy Corp. * (a)	67,511	232,913
Scorpio Tankers Inc.	6,505	61,537
Swift Energy Co. * (a)	47,243	28,440
Willbros Group, Inc. *	310,071	279,219
WPX Energy, Inc. *	107,682	787,155

		4,235,447

Real Estate — 1.1%
Forest City Enterprises, Inc., Class A *	11,359	244,559
Forestar Group, Inc. * (a)	6,480	83,786

		328,345

Real Estate Investment Trusts — 6.1%
Parkway Properties, Inc.	57,044	903,577
Redwood Trust, Inc. (a)	12,886	188,007
Rexford Industrial Realty, Inc.	41,460	535,663
Sunstone Hotel Investors, Inc.	16,722	231,270

		1,858,517

Retail — 0.7%
Office Depot, Inc. *	27,146	215,268

Savings & Loans — 14.8%
First Niagara Financial Group, Inc.	159,070	1,471,398
Flagstar Bancorp, Inc. *	125,941	2,560,381
HomeStreet, Inc. *	13,752	306,120
Pulaski Financial Corp.	12,573	166,089

		4,503,988

Semiconductors — 5.3%
Alpha & Omega Semiconductor, Ltd. *	13,314	101,852
Axcelis Technologies, Inc. *	149,563	487,575
SunEdison Semiconductor Ltd. *	84,084	1,009,008

		1,598,435

The accompanying notes are an integral part of the financial statements.

9

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments (Concluded)

August 31, 2015

	Shares	Value
Telecommunications — 9.4%
Aviat Networks, Inc. *	1,278,354	$1,482,891
Comverse, Inc. *	30,850	581,214
UTStarcom Holdings Corp. * (a)	394,535	793,015

		2,857,120

TOTAL COMMON STOCKS (Cost $32,625,774)		28,549,890

	Par (000)
CORPORATE BONDS — 1.5%
LandAmerica Financial Group, Inc. CONV ‡ 3.25%, 05/15/34	$33	8,068
RAIT Financial Trust CONV 7.00%, 04/01/31	463	453,740

TOTAL CORPORATE BONDS (Cost $463,000)		461,808

	Shares
EXCHANGE TRADED FUND — 0.7%
Finance — 0.7%
iShares Russell 2000 Value Index Fund	2,184	204,641

TOTAL EXCHANGE TRADED FUND (Cost $214,218)		204,641

	Shares	Value
SECURITIES LENDING COLLATERAL — 6.3%
BlackRock Liquidity TempFund, Institutional Shares	1,923,950	$1,923,950

TOTAL SECURITIES LENDING COLLATERAL (Cost $1,923,950)		1,923,950

TOTAL INVESTMENTS — 102.5% (Cost $35,226,942)		31,140,289

LIABILITIES IN EXCESS OF OTHER ASSETS — (2.5)%		(753,171)

NET ASSETS — 100.0%		$30,387,118

*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2015, the market value of securities on loan was $1,973,933.
‡	Holding in default resolution. Value has been determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors to be the estimated value of the future payouts under the default resolution. As of August 31, 2015, this holding amounted to $8,068 or 0.0% of net assets and is deemed illiquid by the portfolio manager pursuant to the Fund’s policies and procedures.
CONV	Convertible
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

10

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Portfolio of Investments

August 31, 2015

	Shares	Value

COMMON STOCKS — 94.1%
Aircraft — 0.6%
Bombardier, Inc., Class B	146,431	$142,946

Banks — 33.5%
Barclays PLC, SP ADR	26,976	430,267
Citigroup, Inc.	25,289	1,352,456
First Niagara Financial Group, Inc.	62,015	573,639
JPMorgan Chase & Co.	21,460	1,375,586
Regions Financial Corp.	122,770	1,177,364
State Street Corp.	18,463	1,327,859
SunTrust Banks, Inc.	47,429	1,914,709

		8,151,880

Coal — 1.5%
Peabody Energy Corp. (a)	138,202	373,145

Commercial Services — 2.3%
Aegean Marine Petroleum Network, Inc.	40,341	341,285
Avis Budget Group, Inc. *	5,140	226,828

		568,113

Electric — 0.1%
FirstEnergy Corp.	315	10,067

Home Builders — 6.2%
Pulte Homes, Inc.	57,426	1,188,144
Taylor Morrison Home Corp., Class A *	16,290	324,985

		1,513,129

Insurance — 12.4%
American International Group, Inc.	11,923	719,434
Assured Guaranty, Ltd.	34,233	864,726
First American Financial Corp.	391	15,194
Genworth Financial, Inc., Class A *	54,360	281,585
Hartford Financial Services Group, Inc.	24,871	1,142,822

		3,023,761

IT Services — 0.8%
Symantec Corp.	9,429	193,200

Leisure Time — 5.8%
Carnival Corp.	28,440	1,400,101

Lodging — 5.6%
Marriott International, Inc., Class A	19,345	1,366,918

Machinery - Diversified — 1.7%
Terex Corp.	17,355	404,892

	Shares	Value

Office Products — 1.8%
Office Depot, Inc. *	54,151	$429,417

Oil & Gas — 17.4%
Chesapeake Energy Corp. (a)	169,594	1,324,529
Devon Energy Corp.	9,564	408,000
Weatherford International PLC. *	138,594	1,406,729
WPX Energy, Inc. *	149,415	1,092,224

		4,231,482

Real Estate — 1.6%
Forest City Enterprises, Inc., Class A *	18,309	394,193

Real Estate Investment Trusts — 2.8%
Equity Commonwealth *	10,740	275,911
NorthStar Realty Finance Corp.	8,036	112,906
Piedmont Office Realty Trust, Inc., Class A	17,208	291,848

		680,665

TOTAL COMMON STOCKS (Cost $21,174,565)		22,883,909

EXCHANGE TRADED FUND — 0.5%
Finance — 0.5%
iShares Russell 1000 Value Index Fund	1,180	114,189

TOTAL EXCHANGE TRADED FUND (Cost $122,687)		114,189

SECURITIES LENDING COLLATERAL — 6.8%
BlackRock Liquidity TempFund, Institutional Shares	1,658,902	1,658,902

TOTAL SECURITIES LENDING COLLATERAL (Cost $1,658,902)		1,658,902

TOTAL INVESTMENTS — 101.4% (Cost $22,956,154)		24,657,000

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.4)%		(335,228)

NET ASSETS — 100.0%		$24,321,772

*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2015, market value of securities on loan was $1,697,674.
PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

11

THE SCHNEIDER FUNDS

Statements of Assets & Liabilities

August 31, 2015

	Schneider Small Cap Value Fund	Schneider Value Fund
ASSETS
Investments, at value †^	$31,140,289	$24,657,000
Cash and cash equivalents	1,255,584	1,056,233
Receivables
Investments sold	101,898	396,539
Capital shares sold	10,000	—
Dividends and interest	43,190	47,668
Investment adviser	11,656	15,591
Prepaid expenses and other assets	4,692	12,532

Total assets	32,567,309	26,185,563

LIABILITIES
Payables
Securities lending collateral	1,923,950	1,658,902
Investments purchased	150,195	116,429
Capital shares redeemed	5,188	—
Other accrued expenses and liabilities	100,858	88,460

Total liabilities	2,180,191	1,863,791

Net Assets	$30,387,118	$24,321,772

NET ASSETS CONSIST OF
Par value	$2,764	$1,406
Paid-in capital	38,211,523	146,506,841
Undistributed/accumulated net investment income/(loss)	(26,158)	74,724
Accumulated net realized loss from investments	(3,714,358)	(123,962,045)
Net unrealized appreciation/(depreciation) on investments	(4,086,653)	1,700,846

Net Assets	$30,387,118	$24,321,772

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,763,707	1,406,410

Net asset value, offering and redemption price per share	$11.00	$17.29

† Investment in securities, at cost	$35,226,942	$22,956,154

^ Includes market value of securities on loan	$1,973,933	$1,697,674

The accompanying notes are an integral part of the financial statements.

12

THE SCHNEIDER FUNDS

Statements of Operations

For the Year Ended August 31, 2015

	Schneider Small Cap Value Fund	Schneider Value Fund
Investment Income
Dividends †	$275,533	$353,701
Securities Lending Income	152,005	18,775
Interest	35,101	224

Total investment income	462,639	372,700

Expenses
Advisory fees (Note 2)	421,085	202,041
Administration and accounting fees (Note 2)	121,389	116,585
Transfer agent fees (Note 2)	55,892	52,806
Professional fees	44,211	40,517
Custodian fees (Note 2)	43,850	25,554
Registration and filing fees	25,215	21,486
Printing and shareholder reporting fees	23,895	15,431
Directors’ and officers’ fees	20,955	20,591
Insurance fees	8,748	6,006
Other expenses	2,849	1,810

Total expenses before waivers and reimbursements	768,089	502,827
Less: waivers and reimbursements	(283,563)	(242,783)

Net expenses after waivers and reimbursements	484,526	260,044

Net investment gain/(loss)	(21,887)	112,656

Net realized and unrealized gain/(loss) from investments
Net realized gain from:
Investments	874,089	3,523,407

Net change in unrealized appreciation/(depreciation) on:
Investments	(13,727,629)	(7,449,371)

Net realized and unrealized gain/(loss) on investments	(12,853,540)	(3,925,964)

Net decrease in net assets resulting from operations	$(12,875,427)	$(3,813,308)

† Net of foreign withholding taxes of	$(1,093)	$(965)

The accompanying notes are an integral part of the financial statements.

13

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Increase/(decrease) in net assets from operations:
Net investment loss	$(21,887)	$(299,985)
Net realized gain from investments	874,089	13,970,629
Net change in unrealized appreciation/(depreciation) on investments	(13,727,629)	(5,113,247)

Net increase/(decrease) in net assets resulting from operations	(12,875,427)	8,557,397

Dividends and distributions to shareholders from:
Net realized capital gains	(12,187,028)	(10,779,654)
Tax Return of capital	(101,204)	—

Net decrease in net assets from dividends and distributions to shareholders	(12,288,232)	(10,779,654)

Capital Share transactions:
Proceeds from shares sold	651,878	734,685
Reinvestment of distributions	10,101,136	9,110,476
Redemption fees *	786	14,213
Shares redeemed	(16,443,081)	(16,953,169)

Net decrease in net assets from capital share transactions	(5,689,281)	(7,093,795)

Total decrease in net assets	(30,852,940)	(9,316,052)

Net assets:
Beginning of year	61,240,058	70,556,110

End of year	$30,387,118	$61,240,058

Accumulated net investment loss, end of year	$(26,158)	$(7,188)

Share transactions:
Shares sold	48,865	35,697
Shares reinvested	783,641	466,248
Shares redeemed	(1,106,138)	(813,574)

Total share transactions	(273,632)	(311,629)

*	There is a 1.75% redemption fee on shares redeemed which have been held less than one year in the Schneider Small Cap Value Fund. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

14

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Increase/(decrease) in net assets from operations:
Net investment income	$112,656	$96,249
Net realized gain from investments	3,523,407	4,990,523
Net change in unrealized appreciation/(depreciation) on investments	(7,449,371)	2,227,340

Net increase/(decrease) in net assets resulting from operations	(3,813,308)	7,314,112

Dividends and distributions to shareholders from:
Net investment income	(134,181)	(132,641)

Net decrease in net assets from dividends and distributions to shareholders	(134,181)	(132,641)

Capital Share transactions:
Proceeds from shares sold	256,126	165,688
Reinvestment of distributions	130,012	126,471
Redemption fees*	45	—
Shares redeemed	(7,872,575)	(5,590,418)

Net decrease in net assets from capital share transactions	(7,486,392)	(5,298,259)

Total increase/(decrease) in net assets	(11,433,881)	1,883,212

Net assets:
Beginning of year	35,755,653	33,872,441

End of year	$24,321,772	$35,755,653

Undistributed net investment income, end of year	$74,724	$96,249

Share transactions:
Shares sold	13,750	9,187
Shares reinvested	6,793	6,957
Shares redeemed	(405,884)	(300,652)

Total share transactions	(385,341)	(284,508)

*	There is a 1.00% redemption fee on shares redeemed which have been held less than 90 days in the Schneider Value Fund. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

15

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Financial Highlights

Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Years Ended August 31,
	2015		2014		2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$20.16		$21.07		$16.09	$13.70	$13.19

Net investment income/(loss)	(0.01	)(1)	(0.09	)(1)	0.08 (1)	(0.11)	(0.06)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(4.53)		2.63		4.90	2.49	0.56

Net increase/(decrease) in net assets resulting from operations	(4.54)		2.54		4.98	2.38	0.50

Dividends and distributions to shareholders from:
Net investment income	—		—		—	—	—
Net realized gains	(4.58)		(3.45)		—	—	—
Tax return of capital	(0.04)		—		—	—	—

Total dividends and distributions to shareholders	(4.62)		(3.45)		—	—	—

Redemption fees	—	(2)	—	(2)	— (2)	0.01	0.01

Net asset value, end of year	$11.00		$20.16		$21.07	$16.09	$13.70

Total investment return(3)	(25.88)%		12.59%		30.95%	17.45%	3.87%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$30,387		$61,240		$70,556	$62,691	$69,698
Ratio of expenses to average net assets(4)	1.15%		1.15%		1.15%	1.15%	1.15%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.82%		1.52%		1.50%	1.52%	1.40%
Ratio of net investment income/(loss) to average net assets(4)	(0.05)%		(0.44)%		0.38%	(0.64)%	(0.33)%
Portfolio turnover rate	88.80%		72.33%		63.87%	67.85%	59.18%

(1)	Calculated based on average shares outstanding for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Reflects waivers and reimbursements.

The accompanying notes are an integral part of the financial statements.

16

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Financial Highlights

Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Years Ended August 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$19.96	$16.31	$12.77	$12.50	$11.72

Net investment income	0.07 (1)	0.05 (1)	0.10	0.10	0.07
Net realized and unrealized gain/(loss) from investments and foreign currency transactions	(2.65)	3.67	3.58	0.23	0.80

Net increase/(decrease) in net assets resulting from operations	(2.58)	3.72	3.68	0.33	0.87

Dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.07)	(0.14)	(0.06)	(0.09)

Total dividends and distributions to shareholders	(0.09)	(0.07)	(0.14)	(0.06)	(0.09)

Redemption fees	— (2)	—	— (2)	— (2)	— (2)

Net asset value, end of year	$17.29	$19.96	$16.31	$12.77	$12.50

Total investment return(3)	(12.99)%	22.83%	29.08%	2.67%	7.35%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$24,322	$35,756	$33,872	$43,719	$67,940
Ratio of expenses to average net assets(4)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.74%	1.50%	1.55%	1.28%	1.07%
Ratio of net investment income to average net assets(4)	0.39%	0.27%	0.39%	0.63%	0.31%
Portfolio turnover rate	62.01%	44.34%	53.08%	55.87%	67.80%

(1)	Calculated based on average shares outstanding for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Reflects waivers and reimbursements.

The accompanying notes are an integral part of the financial statements.

17

THE SCHNEIDER FUNDS

Notes to Financial Statements

August 31, 2015

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-one active investment portfolios, including the Schneider Small Cap Value Fund (the “Small Cap Value Fund”) and the Schneider Value Fund (the “Value Fund”) (each a “Fund,” collectively the “Funds”), which commenced investment operations on September 2, 1998 and September 30, 2002, respectively. As of the date hereof, each Fund offers Institutional Class shares.

RBB has authorized capital of one hundred billion shares of common stock of which 82.373 billion shares are currently classified into one hundred and fifty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed Income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed Income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use Fair Value Pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENT — The inputs and valuations techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2015

The following summary of the inputs used, as of August 31, 2015, in valuing the Funds’ investments carried at fair value:

Small Cap Value Fund

	Total Value as of August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$28,549,890	$28,549,890	$—	$—
Corporate Bonds	461,808	—	453,740	8,068
Exchange Traded Fund	204,641	204,641	—	—
Securities Lending Collateral	1,923,950	1,923,950	—	—

Total	$31,140,289	$30,678,481	$453,740	$8,068

Value Fund

	Total Value as of August 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$22,883,909	$22,883,909	$—	$—
Exchange Traded Fund	114,189	114,189	—	—
Securities Lending Collateral	1,658,902	1,658,902	—	—

Total	$24,657,000	$24,657,000	$—	$—

* Please refer to the Portfolio of Investments for further details on portfolio holdings.

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, Schneider Capital Management continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had an active market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents

19

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2015

changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires a Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2015, there were no transfers between Levels 1, 2 and 3 for the Small Cap Value Fund and the Value Fund.

USE OF ESTIMATES — The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

FOREIGN CURRENCY TRANSLATION — Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The books and records of the Funds are maintained in U.S. dollars. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on the ex-dividend date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Funds consider liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

20

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2015

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Schneider Capital Management Company (“SCM” or the “Adviser”) serves as each Fund’s investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Small Cap Value Fund’s average daily net assets and 0.70% of the Value Fund’s average daily net assets, computed daily and payable monthly.

SCM has contractually agreed to waive its advisory fees and/or reimburse expenses to the extent that total annual operating expenses (excluding certain items discussed below) of the Small Cap Value Fund and the Value Fund exceed 1.15% and 0.90%, respectively. In determining SCM’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual operating expenses to exceed 1.15% and 0.90%, respectively: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2015 and may not be terminated without the approval of the Company’s Board of Directors.

For the year ended August 31, 2015, advisory fees and waivers of advisory fees were as follows:

	Gross Advisory Fees	Waivers	Reimbursement	Net Advisory Fees
Small Cap Value Fund	$421,085	$(283,563)	$—	$137,522
Value Fund	202,041	(202,041)	(40,742)	(40,742)

The Funds will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Funds. For providing administration and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum monthly and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

3.	Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2015 was $16,849. Certain employees of BNY Mellon serve as an Officer of the Company. They are not compensated by the Funds or the Company.

21

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2015

4.	Investment in Securities

For the year ended August 31, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
Small Cap Value Fund	$35,651,557	$50,644,724
Value Fund	16,585,199	22,482,915

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2015, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Small Cap Value Fund	$37,174,153	$4,248,293	$(10,282,157)	$(6,033,864)
Value Fund	25,401,642	5,038,540	(5,783,182)	(744,642)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2015, primarily attributable to short-term capital gains being netted against net operating loss, were reclassified among the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Small Cap Value Fund	$2,917	$(2,917)	$—

As of August 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforwards	Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Depreciation	Qualified Late-Year Losses
Small Cap Value Fund	$—	$—	$—	$(6,033,864)	$(1,793,305)
Value Fund	(121,516,557)	74,724	—	(744,642)	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for federal income tax purposes.

22

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2015

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2015 and 2014 was as follows:

		Ordinary Income	Long-Term Gains	Return of Capital	Total
Small Cap Value Fund	2015	$714,807	$11,472,221	$101,204	$12,288,232
	2014	3,741,955	7,037,699	—	10,779,654
Value Fund	2015	134,181	—	—	134,181
	2014	132,641	—	—	132,641

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2015.

For the fiscal year ended August 31, 2015, the Small Cap Value Fund deferred to September 1, 2015, the following losses:

Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
$26,158	$808,181	$958,966

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2015, the Funds had the following pre-enactment net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	August 31, 2016	August 31, 2017	August 31, 2018	August 31, 2019	Total
Small Cap Value Fund	$—	$—	$—	$—	$—
Value Fund	462,569	75,945,572	42,948,995	2,159,421	121,516,557

During the fiscal year ended August 31, 2015, the Value Fund utilized $1,875,647 of pre-enactment capital loss carry forwards.

As of August 31, 2015, the Funds did not have any post-enactment capital loss carryforwards.

6.	Securities Lending

The Funds may make secured loans of their portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds is determined. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts

23

THE SCHNEIDER FUNDS

Notes to Financial Statements (Concluded)

August 31, 2015

under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and collateral as of August 31, 2015 and the income received for the year ended August 31, 2015 were as follows:

	Fair Value of Securities Loaned	Fair Value of Collateral	Income Received from Securities Lending
Small Cap Value Fund	$1,973,933	$1,923,950	$159,294
Value Fund	1,697,674	1,658,902	18,775

Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of each Fund’s open securities lending transactions which are subject to a MSLA as of August 31, 2015:

Securities Lending	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
				Financial Instruments[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund	$1,973,933	$—	$1,973,933	$(1,923,950)	$—	$49,983
Value Fund	1,697,674	—	1,697,674	(1,658,902)	—	38,772

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

7.	New Accounting Pronouncement

In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to- Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and have determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Schneider Small Cap Value Fund and the Schneider Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schneider Small Cap Value Fund and the Schneider Value Fund, separately managed portfolios of The RBB Fund, Inc. (the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

October 23, 2015

25

THE SCHNEIDER FUNDS

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2015. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2015. During the fiscal year ended August 31, 2015, the tax character of distributions paid by the Funds were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividends	Tax Return of Capital
Small Cap Value Fund	$714,807	$11,472,221	$101,204
Value Fund	134,181	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 16.97% for the Small Cap Value Fund and 100.00% for the Value Fund.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 22.38% for the Small Cap Value Fund and 100.00% for the Value Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0% for the Value Fund.

For the Small Cap Value Fund, the percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is 100%.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

26

THE SCHNEIDER FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 520-3277 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between SCM and the Company (the “Advisory Agreements”) on behalf of the Funds at a meeting of the Board held on May 13-14, 2015 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements for an additional one-year term. The Board’s decision to approve the Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreements, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Advisory Agreements between the Company and SCM with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of SCM’s services provided to the Funds; (ii) descriptions of the experience and qualifications of SCM’s personnel providing those services; (iii) SCM’s investment philosophies and processes; (iv) SCM’s assets under management and client descriptions; (v) SCM’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) SCM’s current advisory fee arrangements with the Company and other similarly managed clients; (vii) SCM’s compliance procedures; (viii) SCM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Lipper comparing each Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of each Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by SCM. The Directors concluded that SCM had substantial resources to provide services to the Funds and that SCM’s services had been acceptable.

The Directors also considered the investment performance of the Funds and SCM. Information on the Funds’ investment performance was provided since inception and for one-, three- and five-year periods, and for the quarter ended March 31, 2015. The Directors noted that the Small Cap Value Fund had outperformed its primary benchmark, the Russell 2000 Value Index, for the since inception period. The Directors noted that for the one-year period ended December 31, 2014, the investment performance of the Small Cap Value Fund was in the 5th quintile within both its Lipper Group and Lipper performance universe and the Value Fund was in the 4th quintile and 5th quintile within its Lipper Group and Lipper

27

THE SCHNEIDER FUNDS

Other Information (Concluded)

(Unaudited)

performance universe, respectively. The Directors noted that the Value Fund outperformed the Lipper Group median for the three-year period ended December 31, 2014.

The Board also considered the advisory fee rates payable by the Funds under the Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees, after waivers, and actual total expenses of the Funds were all lower than their respective peer group medians. In addition, the Directors noted that SCM had contractually agreed to waive management fees and reimburse expenses through December 31, 2015 to the extent that total annual Fund operating expenses exceed 0.90% and 1.15% for the Value Fund and Small Cap Value Fund, respectively.

After reviewing the information regarding SCM’s costs, profitability and economies of scale, and after considering SCM’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2016.

28

THE SCHNEIDER FUNDS

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	21	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since March 2004, Director of Cornerstone Bank.	21	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	21	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Since 1997, Consultant, financial services organizations.	21	Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	From July 2010 to March 2015, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	21	None

29

THE SCHNEIDER FUNDS

Company Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC.	21	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group.	21	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	21	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Christina Morse 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/64	Secretary	2015 to present	Since August 2014, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); from August 2013 to July 2014, Counsel, Lord, Abbett & Co. LLC; from May 2009 to July 2013, Vice President, BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-one portfolios of the Company that are currently offered for sale.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

30

THE SCHNEIDER FUNDS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE SCHNEIDER VALUE AND SCHNEIDER SMALL CAP VALUE FUNDS (“SCHNEIDER FUNDS”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•            Social Security number

•            account balances

•            account transactions

•            transaction history

•            wire transfer instructions

•            checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Schneider Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Schneider Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 520-3277 or go to www.schneidercap.com

31

THE SCHNEIDER FUNDS

Privacy Notice (Concluded)

(Unaudited)

What we do

How do the Schneider Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Schneider Funds collect my personal information?

We collect your personal information, for example, when you

•            open an account

•            provide account information

•            give us your contact information

•            make a wire transfer

•            tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•            sharing for affiliates’ everyday business purposes – information about your creditworthiness

•            affiliates from using your information to market to you

•            sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•            Our affiliates include Schneider Capital Management, the investment adviser to the Schneider Funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Schneider Funds don’t share with nonaffiliates so they can market to you. The Schneider Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Schneider Funds do not jointly market.

32

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Investment Adviser

Schneider Capital Management

460 E. Swedesford Road

Suite 1080

Wayne, PA 19087

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

SCH-AR15

SCOTIA DYNAMIC U.S. GROWTH FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2015

This report is submitted for the general information of the shareholders of the Fund.

It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

SCOTIA DYNAMIC U.S. GROWTH FUND

Annual Investment Adviser’s Report

August 31, 2015

(Unaudited)

August 31, 2015

Dear Shareholder:

We are pleased to provide you with this annual report for the Scotia Dynamic U.S. Growth Fund (“Fund”). In this report, you will find important financial information about the Fund for the year ended August 31, 2015.

During the year ended August 31, 2015, the Fund’s broad based benchmark, the Russell 1000 Growth Index (the “Index”), returned 4.26% while the Fund earned a return of 11.49%. The Fund outperformed the Index primarily as a result of individual security selection within the information technology and healthcare sectors. Not having exposure to the energy sector during the period was also a notable positive for relative Fund performance, as the benchmark’s energy holdings posted a large negative return of more than 25%. Primary contributors to performance included network security company Palo Alto Networks, data analytics software company Tableau Software, and biopharmaceutical company Pharmacyclics which was acquired by AbbVie Inc, in March 2015. At period end, the information technology, consumer discretionary and healthcare sectors comprised more than 90% of the Fund. The Fund ended the fiscal year holding 25 individual stocks. As a result of the portfolio’s concentration, each individual security within the portfolio has a much more meaningful impact on the Fund’s performance than any individual security within the Index.

We have been managing our firm’s U.S. Growth strategy since 1998. Over the past 17 years, there have been numerous turbulent periods in the market similar to what we have recently experienced and they have typically resulted in good buying opportunities. The opportunity may not have occurred in the ensuing six months, but it is quite likely that it occurred over the following three years. In the equity markets, time should be your main ally. We believe that the opportunity to make money in non-index U.S. companies has never been greater than it is today.

We employ a disciplined, repeatable, and proven investment process that focuses on a bottom-up stock selection approach to generate excess returns. Our investment process begins by screening a universe of more than 5,000 publicly listed companies to seek out those with high revenue growth, high earnings growth, and the ability to become significantly larger companies. Sector weights in our Fund are derived strictly from this bottom-up stock selection process. Looking at the returns of our Fund over the years, the overwhelming majority has been driven by stock selection.

Thank you for your investment and confidence in the Fund. We appreciate the opportunity you have given us to assist you in meeting your investment goals. We are grateful for the trust placed in us.

Sincerely,

Noah Blackstein, CFA

Vice President & Portfolio Manager

Scotia Institutional Asset Management U.S., Ltd.

Current and future portfolio holdings are subject to change and risk.

1

SCOTIA DYNAMIC U.S. GROWTH FUND

Performance Data

August 31, 2015

(Unaudited)

Comparison of Change in Value of $10,000 Investment in

Scotia Dynamic U.S. Growth Fund vs. Russell 1000® Growth Index

	Total Returns for the Periods Ended August 31, 2015
	Average Annual
	One Year	Three Year	Five Year	Since Inception
Scotia Dynamic U.S. Growth Fund - Class I Shares*	11.49%	15.80%	19.95%	23.96%
Russell 1000® Growth Index**	4.26%	15.30%	17.40%	18.74%

*

The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the “Predecessor Fund”), at which time the Predecessor Fund was reorganized into the Scotia Dynamic U.S. Growth Fund (the “Fund”), a newly created series of The RBB Fund, Inc. The fiscal year end of the Predecessor Fund was September 30. The performance shown for periods prior to March 21, 2014 represents the performance for the Predecessor Fund. While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009. The performance data includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

**	Benchmark performance is from inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-888-572-0968.

The Fund applies a 2.00% redemption fee to the value of shares redeemed or exchanged within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2014, are 1.13% and 0.84%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2015 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 0.84% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2015, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination.

2

SCOTIA DYNAMIC U.S. GROWTH FUND

Performance Data (Concluded)

August 31, 2015

(Unaudited)

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

From time to time the Fund may focus its investments in one or more specific economic sectors and may be subject to greater risk from downturns affecting a specific sector.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index assumes the reinvestment of all dividends. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

3

SCOTIA DYNAMIC U.S. GROWTH FUND

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2015 through August 31, 2015 and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Class I Shares
	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*
Actual	$1,000.00	$1,018.00	$4.27
Hypothetical (5% return before expenses)	1,000.00	1,020.97	4.28

*

Expenses are equal to the Fund’s annualized six month expense ratio of 0.84% for Class I Shares, which includes waived fees and reimbursed expenses, multiplied by the average account value over the period multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period. The Fund’s ending account value on the first line in the table is based on the annualized six month total investment return for the Fund as of August 31, 2015 of 1.80% for Class I Shares.

4

SCOTIA DYNAMIC U.S. GROWTH FUND

Portfolio Holdings Summary Table

August 31, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund.

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCKS:
Consumer Discretionary	42.0%	$30,043,906
Information Technology	33.6	24,047,647
Health Care	16.7	11,960,986
Financials	1.1	776,128
Other Assets in Excess of Liabilities	6.6	4,694,311

NET ASSETS	100.0%	$71,522,978

Portfolio holdings are subject to change at any time.

5

SCOTIA DYNAMIC U.S. GROWTH FUND

Portfolio of Investments

August 31, 2015

	Number of Shares	Value
COMMON STOCKSΔ - 93.4%
Consumer Discretionary — 42.0%
Amazon.Com, Inc.*	7,000	$3,590,230
Arista Networks, Inc.*	34,700	2,595,213
Chipotle Mexican Grill, Inc.*	3,900	2,769,039
Expedia, Inc	20,500	2,357,295
Netflix, Inc.*	25,400	2,921,762
O’Reilly Automotive, Inc.*	14,600	3,505,022
Tesla Motors, Inc.*	3,100	772,086
Tractor Supply Co	29,800	2,542,238
Ulta Salon Cosmetics & Fragrance, Inc.*	22,300	3,525,407
Under Armour, Inc., Class A*	37,400	3,572,822
Zoe’s Kitchen, Inc.*	54,800	1,892,792

		30,043,906

Financials — 1.1%
BofI Holding, Inc.*	6,700	776,128

		776,128

Health Care — 16.7%
ABIOMED, Inc.*	37,500	3,596,250
Incyte Corp.*	9,500	1,103,805
Molina Healthcare, Inc.*	21,500	1,603,685
Regeneron Pharmaceuticals, Inc.*	6,100	3,132,350
Vertex Pharmaceuticals, Inc.*	19,800	2,524,896

		11,960,986

	Number of Shares	Value

Information Technology — 33.6%
Ellie Mae, Inc.*	23,000	$1,665,890
Facebook, Inc., Class A*	39,700	3,550,371
Fortinet, Inc.*	66,900	2,819,166
Palo Alto Networks, Inc.*	22,500	3,694,950
Paycom Software, Inc.*	54,400	2,096,576
Red Hat, Inc.*	42,900	3,097,809
salesforce.com, Inc.*	64,000	4,439,040
Tableau Software, Inc., Class A* .	28,500	2,683,845

		24,047,647

TOTAL COMMON STOCKS (Cost $62,741,020)		66,828,667

TOTAL INVESTMENTS - 93.4% (Cost $62,741,020)		66,828,667

OTHER ASSETS IN EXCESS OF LIABILITIES - 6.6%		4,694,311

NET ASSETS - 100.0%		$71,522,978

Δ	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

6

SCOTIA DYNAMIC U.S. GROWTH FUND

Statement of Assets and Liabilities

August 31, 2015

ASSETS
Investments, at value (Cost $62,741,020)	$66,828,667
Cash	4,985,135
Receivables for:
Investments sold	2,408,741
Capital shares sold	263,875
Dividends	10,895
Prepaid expenses	14,330

Total assets	74,511,643

LIABILITIES
Payables for:
Investments purchased	2,690,617
Capital shares redeemed	177,338
Advisory fees	14,969
Administration and accounting services fees	36,748
Other accrued expenses and liabilities	68,993

Total liabilities	2,988,665

Net Assets	$71,522,978

NET ASSETS CONSISTS OF
Par value	$2,528
Paid-in capital	62,108,043
Accumulated net realized gain from investments	5,324,760
Net unrealized appreciation on investments.	4,087,647

Net Assets	$71,522,978

CLASS I SHARES
Net Assets applicable to Class I Shares	$71,522,978

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,528,157

Net asset value, offering and redemption price per share	$28.29

The accompanying notes are an integral part of the financial statements.

7

SCOTIA DYNAMIC U.S. GROWTH FUND

Statement of Operations

For the Year Ended August 31, 2015

INVESTMENT INCOME
Dividends	$40,187
Interest	191

Total investment income	40,378

EXPENSES
Advisory fees (Note 2)	398,591
Administration and accounting services fees (Note 2)	88,189
Shareholder servicing fees	61,322
Transfer agent fees (Note 2)	33,550
Registration and filing fees	31,363
Audit fees	30,114
Printing and shareholder reporting fees	22,742
Legal fees	21,038
Custodian fees (Note 2)	20,643
Directors’ and officers’ fees	9,385
Insurance expense	6,721
Other expenses	14,782

Total expenses before waivers and reimbursements	738,440
Less: waivers and reimbursements (Note 2)	(223,030)

Net expenses after waivers and reimbursements	515,410

Net investment loss	(475,032)

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	7,073,585
Net change in unrealized appreciation/(depreciation) on:
Investments	(675,621)

Net realized and unrealized gain on investments	6,397,964

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,922,932

The accompanying notes are an integral part of the financial statements.

8

SCOTIA DYNAMIC U.S. GROWTH FUND

Statements of Changes in Net Assets

	For the	For the	For the
	Year Ended	Eleven Months Ended	Year Ended
	August 31, 2015	August 31, 2014*	September 30, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(475,032)	$(487,645)	$(307,756)
Net realized gain from investments	7,073,585	6,742,166	6,250,314
Net change in unrealized appreciation/ (depreciation) on investments	(675,621)	(5,023,483)	2,137,548

Net increase in net assets resulting from operations	5,922,932	1,231,038	8,080,106

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class I Shares
Net realized gains.	(4,595,816)	(5,671,518)	—

Net decrease in net assets from dividends and distributions to shareholders	(4,595,816)	(5,671,518)	—

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	21,554,359	55,361,805	28,465,703
Reinvestment of distributions	4,441,210	5,501,369	—
Shares redeemed.	(15,730,473)	(52,236,586)	(39,815,730)
Redemption fees**	7,266	—	—

Net increase/(decrease) in net assets from capital share transactions	10,272,362	8,626,588	(11,350,027)

Total increase/(decrease) in net assets	11,599,478	4,186,108	(3,269,921)

NET ASSETS:
Beginning of period	59,923,500	55,737,392	59,007,313

End of period	$71,522,978	$59,923,500	$55,737,392

SHARE TRANSACTIONS:
Class I Shares
Shares sold	754,021	1,975,436	1,273,440
Shares reinvested	182,241	210,700	—
Shares redeemed.	(576,114)	(2,048,881)	(1,871,114)

Net increase/(decrease) in shares	360,148	137,255	(597,674)

*	The Fund changed its fiscal year end to August 31.
**	Effective July 14, 2014, the Fund applies a 2.00% redemption fee to the value of shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of the financial statements.

9

SCOTIA DYNAMIC U.S. GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the representative periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the	For the		For the	For the	For the	For the
	Year Ended	Eleven Months Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014(1)(2)		September 30, 2013	September 30, 2012	September 30, 2011	September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$27.64	$27.45		$22.45	$18.83	$16.36	$12.32

Net investment loss(3)	(0.21)	(0.20)		(0.14)	(0.16)	(0.16)	(0.13)
Net realized and unrealized gain from investments	3.04	2.96		5.14	4.21	2.82	5.80

Net increase in net assets resulting from operations	2.83	2.76		5.00	4.05	2.66	5.67

Dividends and distributions to shareholders from:
Net investment income	—	—		—	—	—	(0.23)
Net realized gains	(2.18)	(2.57)		—	(0.50)	(0.24)	(1.40)

Total dividends and distributions to shareholders	(2.18)	(2.57)		—	(0.50)	(0.24)	(1.63)

Redemption fees added to paid-in capital(3)	— (4)	—		—	0.07	0.05	— (4)

Net asset value, end of period	$28.29	$27.64		$27.45	$22.45	$18.83	$16.36

Total investment return(5)	11.49%	10.62	%(6)(7)	22.27%	22.31%	16.54%	49.82%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted) .	$71,523	$59,924		$55,737	$59,007	$53,332	$10,319
Ratio of expenses to average net assets with waivers and reimbursements	0.84%	0.84	%(8)	0.86%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets without waivers and reimbursements	1.20%	1.13	%(8)	1.13%	1.25%	1.32%	6.14%
Ratio of net investment loss to average net assets	(0.77)%	(0.80	)%(8)	(0.63)%	(0.75)%	(0.80)%	(0.90)%
Portfolio turnover rate	297.13%	276.74	%(6)	345.12%	323.54%	358.15%	244.38%

(1)	The Fund changed its fiscal year end to August 31.
(2)

Effective as of the close of business on March 21, 2014, the Fund acquired all the assets and liabilities of the Dynamic U.S. Growth Fund (“Predecessor Fund”), a series of Scotia Institutional Funds. The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The selected per share data was calculated based on average shares outstanding method for the period.
(4)	Amount represent less than $0.005 per share.
(5)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Periods less than one year are not annualized.

(6)	Not annualized.
(7)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for the shareholder transactions.

(8)	Annualized.

The accompanying notes are an integral part of the financial statements.

10

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements

August 31, 2015

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and, a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-one active investment portfolios, including the Scotia Dynamic U.S. Growth Fund (the “Fund”). The Fund is authorized to issue three classes of shares, Institutional Shares, Class I Shares and Class II Shares. As of August 31, 2015, Institutional Shares and Class II shares were not yet being offered to the public.

RBB has authorized capital of one hundred billion shares of common stock of which 82.373 billion shares are currently classified into one hundred and fifty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The Fund has issued shares with a par value of $0.001.

The Dynamic U.S. Growth Fund (the “Predecessor Fund”), a series of Scotia Institutional Funds, transferred all of its assets and liabilities to the Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred at the close of business on March 21, 2014. The Predecessor Fund commenced operations on March 31, 2009. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to the close of business on March 21, 2014 included herein is that of the Predecessor Fund.

At the date of the reorganization, the Fund changed its fiscal year end to August 31.

Portfolio Valuation – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

11

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2015

Fair Value Measurements – The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three Levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value at August 31, 2015	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$66,828,667	$66,828,667	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

12

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2015

Use of Estimates — The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s policy is to allocate investment income, expenses and unrealized and realized gains and losses among classes on a daily basis, when applicable. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Redemption Fees — On May 13, 2014, the Board of Directors of the Company approved the imposition of a redemption fee of 2.00% on redemptions and exchanges of Fund shares held less than 60 days effective on July 14, 2014. The fees are reflected on the Statements of Changes in Net Assets. The Fund reserves the right to modify or eliminate the redemption fee or any waivers of such fee at any time.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

13

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2015

2. Investment Adviser and Other Services

Scotia Institutional Asset Management US, Ltd. (“SIAM” or the “Adviser”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive an advisory fee calculated daily and payable monthly at an annual rate of 0.65% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive advisory fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.74% for Institutional Shares, 0.84% for Class I Shares and 0.99% for Class II Shares (Institutional Shares and Class II Shares have not commenced operations as of August 31, 2015) until December 31, 2015. Prior to such date, this contractual agreement may only be terminated by the Fund’s Board of Directors. The expenses that are excluded from the waiver could cause the net total annual fund operating expenses to exceed 0.74%, 0.84% or 0.99%, as applicable. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

For the year ended August 31, 2015, the Adviser earned fees of $398,591 and waived fees of $223,030. For the period March 24, 2014 through August 31, 2014, the Adviser earned fees of $186,594 and waived fees of $109,821.

As of August 31, 2015, the amount of the Adviser’s potential recovery was as follows:

Expiration
August 31, 2017	August 31, 2018
$109,821	$223,030

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund.The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Shareholder Servicing Plan

The Fund has adopted Shareholder Services Plans for the Class I and Class II Shares. Under the Shareholder Services Plans, the Fund may pay service fees to firms that provide shareholder services, such as responding to shareholder

14

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2015

inquiries and assisting shareholders with their accounts, not exceeding ten basis points (0.10%) and twenty-five basis points (0.25%), respectively, of the Fund’s average daily net assets attributable to Class I Shares and Class II Shares.

4. Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Fund for the year ended August 31, 2015 was $4,504. Certain employees of BNY Mellon serve as an Officer of the Company. They are not compensated by the Fund or the Company.

5. Investment in Securities

For the year ended August 31, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$174,787,520	$175,028,573

6. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2015, the federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$63,227,511

Gross unrealized appreciation	$5,229,580
Gross unrealized depreciation	(1,628,424)

Net unrealized appreciation	$3,601,156

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

15

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Concluded)

August 31, 2015

The following permanent differences as of August 31, 2015, primarily attributable to short-term capital gains netted against net operating loss, were reclassified among the following accounts:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$475,032	$(475,032)	$—

As of August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$1,608,803	$4,202,448	$3,601,156

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2015, the eleven month period ended August 31, 2014, and the fiscal year ended September 30, 2013 were as follows:

	Ordinary Income	Long-Term Gains
2015	$1,974,976	$2,620,840
2014	$3,859,576	$1,811,942
2013	$—	$—

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2015, the Fund did not have any capital loss carryforwards.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

16

SCOTIA DYNAMIC U.S. GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Scotia Dynamic U.S. Growth Fund and Board of Directors of

The RBB Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Scotia Dynamic U.S. Growth Fund, a separately managed portfolio of The RBB Fund, Inc., including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the eleven months ended August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended September 30, 2013, and the financial highlights for each of the three years in the period ended September 30, 2013, have been audited by other auditors, whose report dated November 25, 2013, expressed an unqualified opinion on such financial statements and financial highlights. The financial highlights for the year ended September 30, 2010, were audited by other auditors, whose report dated November 26, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scotia Dynamic U.S. Growth Fund as of August 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the eleven months ended August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

October 26, 2015

17

SCOTIA DYNAMIC U.S. GROWTH FUND

Shareholder Tax Information

(Unaudited)

Certain tax information is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2015. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. During the fiscal period ended August 31, 2015, the Fund paid $1,974,976 of ordinary income dividends and $2,620,840 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 0.41%.

The percentage of ordinary income dividends paid qualifying for the corporate dividends received deduction is 0.42%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

18

SCOTIA DYNAMIC U.S. GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 572-0968 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Advisory Agreement

As required by the Investment Company Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the Investment Company Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between SIAM and the Company (the “Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 13–14, 2015 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Advisory Agreement between the Company and SIAM with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of SIAM’s services provided to the Fund; (ii) descriptions of the experience and qualifications of SIAM’s personnel providing those services; (iii) SIAM’s investment philosophies and processes; (iv) SIAM’s assets under management and client descriptions; (v) SIAM’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) SIAM’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) SIAM’s compliance procedures; (viii) SIAM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report comparing the Fund’s management fees and total expense ratio to those of a comparable account managed by SIAM; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by SIAM. The Directors concluded that SIAM had substantial resources to provide services to the Fund and that SIAM services had been acceptable.

The Directors also considered the investment performance of the Fund and SIAM. Information on the Fund’s (including the predecessor fund’s) investment performance was provided since inception and for one-, three- and five-year periods, and for the quarter ended March 31, 2015. The Directors noted that the Fund outperformed its primary benchmark, the Russell 1000 Growth Index, for the since inception and one- and five-year periods ended March 31, 2015. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors

19

SCOTIA DYNAMIC U.S. GROWTH FUND

Other Information (Concluded)

(Unaudited)

also considered the Fund’s investment performance as compared to the Lipper Group median noting that the Fund outperformed its Lipper Group median for the five-year period ended December 31, 2014.

The Board also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for a comparable account managed by SIAM. In addition, the Directors noted that SIAM had contractually agreed to waive management fees and reimburse expenses through December 31, 2015 to the extent that total annual Fund operating expenses exceed 0.74% for Institutional Class Shares, 0.84% for Class I Shares and 0.99% for Class II Shares.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering SIAM’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2016.

20

SCOTIA DYNAMIC U.S. GROWTH FUND

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 572-0968.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	21	AMDOCS Limited (service provider to telecommu- nications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since March 2004, Director of Cornerstone Bank.	21	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	21	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Since 1997, Consultant, financial services organizations.	21	Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

21

SCOTIA DYNAMIC U.S. GROWTH FUND

Company Management (Continued)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	From July 2010 to March 2015, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	21	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC.	21	Independent Trustee of EIP Investment Trust (Registered Investment Company).

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group.	21	Reich and Tang Group (asset management).

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

INTERESTED DIRECTOR [2]

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	21	None

22

SCOTIA DYNAMIC U.S. GROWTH FUND

Company Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Christina Morse 301 Bellevue Parkway Wilmington, DE 19809 DOB: 12/64	Secretary	2015 to present

Since August 2014, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); from August 2013 to July 2014, Counsel, Lord, Abbett & Co. LLC; from 2009 to July 2013, Vice President, BNY May 2009 to July 2013, Vice President, BNY Mellon Investment Servicing (US) Inc.

				N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-one portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

23

SCOTIA DYNAMIC U.S. GROWTH FUND

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE SCOTIA DYNAMIC U.S. GROWTH FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information may include:

•  Social Security number

•  account balances

•  account transactions

•  transaction history

•  wire transfer instructions

•  checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Scotia Dynamic U.S. Growth Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Scotia Dynamic U.S. Growth Fund Share?	Can you limit this sharing?

For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investi-gations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No

For affiliates’ everyday business purposes — information about your credit worthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-572-0968 or go to us.scotiafunds.com

24

SCOTIA DYNAMIC U.S. GROWTH FUND

Privacy Notice

(Unaudited)

What we do
How does the Scotia Dynamic U.S. Growth Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Scotia Dynamic U.S. Growth Fund collect my personal information?

We collect your personal information, for example, when you

•  open an account

•  provide account information

•  give us your contact information

•  make a wire transfer tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes — information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  Our affiliates include companies such as Scotia Institutional Investments US, LP and Hollis Wealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Scotia Dynamic U.S. Growth Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Scotia Dynamic U.S. Growth Fund doesn’t jointly market.

25

Investment Adviser

Scotia Institutional Asset Management U.S., Ltd.

1 Adelaide St. E., Ste. 2800,

Toronto, ON M5C 2V9

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

SCO-AR15

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2015

This report is submitted for the general information of the shareholders of the Fund.

It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Annual Investment Adviser’s Report

August 31, 2015

(Unaudited)

Dear Shareholder:

We appreciate the confidence you have placed in us and are continually grateful to work with you. It enables all of us at Summit Global Investments to do what we love everyday; managing equities. We believe that investors are ultimately rewarded when equity risk is prudently managed. Our strategy utilizes time-tested investment principles and seeks to be fully invested in the equity market while providing a smoother ride than other investment strategies.

We firmly believe that investing with a long-term, risk-return perspective is key to experiencing superior risk-adjusted returns. While staying the course with a low volatility portfolio does not eliminate risk, it can considerably lessen the effect of market gyrations.

Our investment approach to portfolio construction takes into consideration a multitude of factors that ultimately help drive the price of equities. We sincerely value and believe strongly that return and risk must coincide and be effectively managed together. Investing in cap-weighted indexes, higher risk strategies, or products or markets just for exposure without regard to the investment’s return seems unwarranted. Investing for return must always be weighed against the risk of the investments.

Since our last letter to shareholders dated February 28, 2015, U.S. equities have experienced increased volatility, specifically in relation to oil and interest rates. Volatility spiked in August and the market experienced a correction of down more than -12% from the market high on July 20th to the low on August 25th. The price of oil continued to slide and the global economy showed continued weakness.

Over the twelve months ended August 31, 2015, the Fund returned 4.82% vs. -1.56% for the S&P 500® Index (the “Index”), thus outperforming the Index by 6.38%. The beta1 for the Fund, as of August 31, 2015, was 0.71.

Year to date, January 1 through August 31, 2015, the total return for the Fund was –1.64% vs. –4.21% for the Index, outperforming the Index by 2.57%.

For the six-month period from March 1, 2015 through August 31, 2015, the return for the Fund was –3.37% vs. –6.29% for the Index, outperforming the Index by 2.92%. More specifically, from July 1, 2015 to August 31, 2015, when market volatility spiked, the return for the Fund was –0.36% vs. –4.41% for the Index, outperforming the Index by 4.05%.

The Fund benefited from its active stock selection within Financials, Consumer Discretionary and Health Care sectors, while poor stock selection within Information Technology sector detracted from performance. The Fund also benefited from its over-allocation to the Healthcare and Consumer Staples sector, and its under-allocation to Energy and Industrials sectors.

We continue to reiterate that large market events are being driven more and more by world events than ever before. U.S. markets do not stand alone, isolated from the world. U.S. companies are global companies. Their revenue and profits, business plans and investments, and ultimately success or failure is more correlated to global events than ever in history. As such, companies must be as strong or stronger, balance sheet wise, than the country in which they are headquartered. We must keep an eye on such events and company strength throughout the coming months and years.

In addition to global and political events, companies are unique in how each prepares, responds and survives the impact of such macro events and economic cycles. While some cycles may vary in length and events differ in impact, we believe, for U.S. equity exposure, the Fund’s approach is effective over full market cycles.

Our philosophy to navigate such markets is simple and consistent throughout up and down markets. We believe that being invested in a low volatility equity portfolio over full market cycles provides lower price fluctuations, more consistent and reliable returns with smaller drawdowns, and adds increased diversification when combined with other investment

1Beta attempts to measure relative market risk. A beta rating above 1.0 indicates greater volatility than the market. A beta rating below 1.0 indicates lower volatility than the market.

1

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Annual Investment Adviser’s Report (Continued)

August 31, 2015

(Unaudited)

strategies. Our approach takes into account each underlying company’s stock volatility, expected market return and how it correlates with other stocks within the portfolio, ultimately seeking to maximize return with an overall lower risk than a cap-weighted benchmark. As stated in the prospectus dated December 31, 2014, the Fund seeks to outperform the Index over a full market cycle while reducing overall volatility.

Financial markets are always unpredictable, but there are several time-tested investment principles that may help put the odds in your favor. It is our sincere effort to follow such principles and provide acceptable long-term, risk-adjusted returns.

While we remain optimistic about the opportunities within the U.S. equity market, we remain focused on monitoring the risk of individual companies and the overall portfolio. During these times of continued uncertainty, we believe the Fund will provide access to market returns with less overall risk.

Sincerely,

Summit Global Investments, LLC

2

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Performance Data

August 31, 2015

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Summit Global Investments U.S. Low Volatility Equity

Fund - Class I Shares

vs. S&P 500® Index

This chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund’s Class I Shares made on February 29, 2012 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2015
		Three	Since
	One Year	Years	Inception*
Summit Global Investments U.S. Low Volatility Equity Fund - Class I Shares	4.82%	13.54%	12.05%
S&P 500® Index (excluding dividends)**	-1.56%	11.92%	11.07%

*	The Fund commenced operations on February 29, 2012.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% redemption fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2014, are 1.35% and 0.98%, respectively, of average daily net assets for Class I Shares. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2015 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) do not exceed 0.98% (on an annual basis) of the Fund’s average daily net assets (the “Expense limitation”). The Expense Limitation shall remain in effect until December 31, 2015, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination.

The Fund invests in common stock, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change.

3

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Performance Data (Concluded)

August 31, 2015

(Unaudited)

The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

4

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Fund Expense Examples

August 31, 2015

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2015 through August 31, 2015 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class I Shares
	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2015	August 31, 2015	During Period*
Actual	$1,000.00	$ 967.00	$4.86
Hypothetical (5% return before expenses)	1,000.00	1,020.27	4.99

*

Expenses are equal to the Fund’s annualized six month expense ratio of 0.98% for Class I Shares, which includes waived fees and reimbursed expenses, multiplied by the average account value over the period multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period. The Fund’s ending account value on the first line in the table is based on the actual six month total investment return for the Fund of -3.30% for Class I Shares.

5

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2015

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund.

	% of Net
Security Type/Sector Classification	Assets	Value
COMMON STOCKS:
Pharmaceuticals	10.1%	$7,350,869
Insurance	9.7	7,088,069
Food	7.6	5,569,440
Electric	7.3	5,345,348
Software	7.2	5,238,068
Retail	7.0	5,067,883
Real Estate Investment Trusts	6.7	4,896,894
Computers.	6.2	4,514,381
Telecommunications	4.8	3,529,703
Healthcare-Services	3.7	2,688,350
Healthcare-Products	3.4	2,472,476
Oil & Gas.	2.7	1,966,188
Household Products/Wares	2.7	1,953,427
Banks	2.6	1,903,827
Environmental Control	2.5	1,791,298
Cosmetics/Personal Care	2.2	1,579,540
Distribution/Wholesale	1.9	1,360,887
Commercial Services	1.8	1,296,455
Media	1.4	1,015,454
Transportation	1.0	737,851
Electronics	1.0	697,057
Internet	0.5	403,429
Chemicals	0.2	146,475
Semiconductors	0.1	65,642
Other Assets in Excess of Liabilities	5.7	4,170,888

NET ASSETS	100.0%	$72,849,899

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

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SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments

August 31, 2015

	Number
	of Shares	Value

COMMON STOCKS - 94.3%
Banks — 2.6%
Northern Trust Corp.	1,050	$73,332
US Bancorp	35,000	1,482,250
Wells Fargo & Co.	6,530	348,245

		1,903,827

Chemicals — 0.2%
Monsanto Co.	1,500	146,475

		146,475

Commercial Services — 1.8%
Automatic Data Processing, Inc.	800	61,856
Cintas Corp.	3,640	309,364
H&R Block, Inc.	2,400	81,648
PayPal Holdings, Inc.*	1,200	42,000
Total System Services, Inc.	16,050	735,572
Western Union Co., (The)	3,580	66,015

		1,296,455

Computers — 6.2%
Accenture, PLC, Class A	19,480	1,836,380
Apple, Inc.	12,770	1,439,945
EMC Corp.	2,700	67,149
Hewlett-Packard Co.	2,200	61,732
International Business Machines Corp.	7,500	1,109,175

		4,514,381

Cosmetics/Personal Care — 2.2%
Colgate-Palmolive Co.	1,610	101,124
Procter & Gamble Co., (The)	20,920	1,478,416

		1,579,540

Distribution/Wholesale — 1.9%
Genuine Parts Co.	16,300	1,360,887

		1,360,887

Electric — 7.3%
CMS Energy Corp.	4,550	149,149
DTE Energy Co.	1,770	138,166
Duke Energy Corp.	10,140	719,027
Edison International	23,270	1,360,830
PG&E Corp.	1,300	64,454
PPL Corp.	23,640	732,604
SCANA Corp.	2,990	158,141
Southern Co., (The)	3,630	157,578
TECO Energy, Inc.	27,860	587,010
WEC Energy Group, Inc.	15,970	760,971
Xcel Energy, Inc.	15,340	517,418

		5,345,348

Electronics — 1.0%
Thermo Fisher Scientific, Inc.	5,560	697,057

		697,057

	Number
	of Shares	Value

Environmental Control — 2.5%
Republic Services, Inc.	25,260	$1,035,155
Stericycle, Inc.*	4,570	645,010
Waste Management, Inc.	2,220	111,133

		1,791,298

Food — 7.6%
ConAgra Foods, Inc.	2,000	83,360
General Mills, Inc.	20,600	1,169,256
Hershey Co., (The)	1,740	155,765
Hormel Foods Corp.	19,080	1,165,788
Kellogg Co.	13,800	914,664
McCormick & Co., Inc.	3,920	310,778
Sysco Corp.	44,390	1,769,829

		5,569,440

Healthcare-Products — 3.4%
Baxter International, Inc.	8,090	311,060
DENTSPLY International, Inc.	1,240	64,988
Medtronic, PLC	2,750	198,798
Patterson Cos., Inc.	35,340	1,619,632
St. Jude Medical, Inc.	1,000	70,810
Varian Medical Systems, Inc.*	2,550	207,188

		2,472,476

Healthcare-Services — 3.7%
Laboratory Corp. of America Holdings*	10,700	1,260,567
Quest Diagnostics, Inc.	6,400	433,920
UnitedHealth Group, Inc.	8,590	993,863

		2,688,350

Household Products/Wares — 2.7%
Clorox Co., (The)	15,770	1,753,151
Kimberly-Clark Corp.	1,880	200,276

		1,953,427

Insurance — 9.7%
ACE Ltd	900	91,944
Berkshire Hathaway, Inc., Class B*	500	67,020
Chubb Corp., (The)	15,400	1,860,474
Cincinnati Financial Corp.	32,300	1,690,259
Marsh & McLennan Cos., Inc.	24,400	1,311,012
Principal Financial Group, Inc.	6,280	316,198
Progressive Corp., (The)	58,450	1,751,162

		7,088,069

Internet — 0.5%
eBay, Inc.*	1,200	32,532
VeriSign, Inc.*	5,380	370,897

		403,429

Media — 1.4%
Scripps Networks Interactive, Inc	1,050	55,744

The accompanying notes are an integral part of the financial statements.

7

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments (Concluded)

August 31, 2015

	Number
	of Shares	Value

Media — (Continued)
Walt Disney Co., (The)	9,420	$959,710

		1,015,454

Oil & Gas — 2.7%
Chevron Corp.	7,330	593,657
ConocoPhillips	1,100	54,065
Exxon Mobil Corp.	16,000	1,203,840
Occidental Petroleum Corp.	1,570	114,626

		1,966,188

Pharmaceuticals — 10.1%
Baxalta, Inc.	8,090	284,363
Eli Lilly & Co.	22,680	1,867,698
Express Scripts Holding Co.*	9,060	757,416
Johnson & Johnson	13,190	1,239,596
Merck & Co., Inc.	28,070	1,511,570
Pfizer, Inc.	50,370	1,622,921
Zoetis, Inc.	1,500	67,305

		7,350,869

Real Estate Investment Trusts — 6.7%
Apartment Investment & Management Co., Class A	5,540	199,606
Care Capital Properties, Inc.*	2,092	66,505
Crown Castle International Corp.	1,200	100,068
Equity Residential	5,000	356,250
General Growth Properties, Inc.	20,040	508,615
HCP, Inc.	1,340	49,660
Health Care REIT, Inc.	10,470	663,274
Prologis, Inc.	3,800	144,400
Public Storage	9,100	1,831,557
Simon Property Group, Inc.	2,880	516,442
Ventas, Inc.	8,370	460,517

		4,896,894

Retail — 7.0%
Bed Bath & Beyond, Inc.*	1,050	65,216
Costco Wholesale Corp.	11,200	1,568,560
Dollar Tree, Inc.*	6,080	463,661
Macy’s, Inc.	4,740	277,811
McDonald’s Corp.	6,500	617,630
TJX Cos., Inc., (The)	12,000	843,840
Wal-Mart Stores, Inc.	19,020	1,231,165

		5,067,883

Semiconductors — 0.1%
Intel Corp.	2,300	65,642

		65,642

	Number
	of Shares	Value

Software — 7.2%
Cerner Corp.*	5,100	$314,976
Fidelity National Information Services, Inc.	1,420	98,065
Fiserv, Inc.*	16,200	1,381,374
Intuit, Inc.	12,560	1,077,020
Microsoft Corp.	26,160	1,138,483
Paychex, Inc.	27,500	1,228,150

		5,238,068

Telecommunications — 4.8%
AT&T, Inc.	43,990	1,460,468
Cisco Systems, Inc.	19,360	501,037
Motorola Solutions, Inc.	890	57,690
Verizon Communications, Inc.	32,830	1,510,508

		3,529,703

Transportation — 1.0%
C.H. Robinson Worldwide, Inc.	6,960	469,313
United Parcel Service, Inc., Class B.	2,750	268,538

		737,851

TOTAL COMMON STOCKS (Cost $64,662,483)		68,679,011

TOTAL INVESTMENTS - 94.3% (Cost $64,662,483)		68,679,011

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.7%		4,170,888

NET ASSETS - 100.0%		$72,849,899

*	Non-income producing security.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

8

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Statement of Assets and Liabilities

August 31, 2015

ASSETS
Investments, at value (Cost $64,662,483)	$68,679,011
Cash	3,773,811
Receivables for:
Capital shares sold	398,552
Dividends	118,765
Prepaid expenses and other assets.	17,119

Total assets	72,987,258

LIABILITIES
Payables for:
Capital shares redeemed	21,946
Advisory fees	32,923
Audit fees	26,801
Administration and accounting services fees	25,984
Transfer agent fees	18,500
Other accrued expenses and liabilities	11,205

Total liabilities	137,359

Net Assets	$72,849,899

NET ASSETS CONSISTS OF
Par value	$5,286
Paid-in capital	64,771,666
Undistributed net investment income	700,661
Accumulated net realized gain from investments	3,355,758
Net unrealized appreciation on investments	4,016,528

Net Assets	$72,849,899

CLASS I SHARES:
Net Assets applicable to Class I Shares	$72,849,899

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	5,286,483

Net asset value, offering and redemption price per share	$13.78

The accompanying notes are an integral part of the financial statements.

9

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Statement of Operations

For the Year Ended August 31, 2015

INVESTMENT INCOME
Dividends and interest.	$1,679,741

Total investment income	1,679,741

EXPENSES
Advisory fees (Note 2)	480,767
Administration and accounting services fees (Note 2)	91,147
Transfer agent fees (Note 2)	82,478
Registration and filing fees	40,225
Audit fees	27,013
Legal fees	23,132
Printing and shareholder reporting fees	20,603
Custodian fees (Note 2)	18,700
Directors’ and officers’ fees	9,392
Other expenses	27,357

Total expenses before waivers and reimbursements	820,814
Less: waivers and reimbursements (Note 2)	(147,547)

Net expenses after waivers and reimbursements	673,267

Net investment income	1,006,474

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain from:
Investments	3,435,300
Net change in unrealized appreciation/(depreciation) on:
Investments	(1,560,314)

Net realized and unrealized gain on investments	1,874,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,881,460

The accompanying notes are an integral part of the financial statements.

10

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,006,474	$571,518
Net realized gain from investments	3,435,300	2,064,024
Net change in unrealized appreciation/(depreciation) on investments	(1,560,314)	4,691,346

Net increase in net assets resulting from operations	2,881,460	7,326,888

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class I Shares
Net investment income	(764,753)	(250,235)
Net realized gains	(1,984,239)	(668,385)

Net decrease in net assets from dividends and distributions to shareholders	(2,748,992)	(918,620)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	23,177,135	33,583,169
Reinvestment of distributions	2,688,722	918,422
Shares redeemed	(13,416,205)	(6,284,602)
Redemption fees	1,492	2,994

Net increase in net assets from capital share transactions	12,451,144	28,219,983

Total increase in net assets	12,583,612	34,628,251

NET ASSETS
Beginning of year	60,266,287	25,638,036

End of year	$72,849,899	$60,266,287

Undistributed net investment income, end of year	$700,661	$458,940

SHARE TRANSACTIONS:
Class I Shares
Shares sold	1,648,561	2,641,785
Shares reinvested	198,723	74,608
Shares redeemed	(954,075)	(486,015)

Net increase in shares	893,209	2,230,378

The accompanying notes are an integral part of the financial statements.

11

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the representative periods. This information has been derived from information provided in the financial statements.

	Class I Shares
				For the
				Period
	For the	For the	For the	February 29,
	Year Ended	Year Ended	Year Ended	2012
	August 31,	August 31,	August 31,	to August 31,
	2015	2014	2013	2012(1)
Per Share Operating Performance
Net asset value, beginning of period	$13.72	$11.85	$10.18	$10.00

Net investment income(2)	0.21	0.16	0.15	0.08
Net realized and unrealized gain from investments(3)	0.44	2.01	1.64	0.10

Net increase in net assets resulting from operations	0.65	2.17	1.79	0.18

Dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.08)	(0.05)	—
Net realized gains	(0.43)	(0.22)	(0.07)	—

Total dividends and distributions to shareholders	(0.59)	(0.30)	(0.12)	—

Net asset value, end of period	$13.78	$13.72	$11.85	$10.18

Total investment return(4)	4.82%	18.57%	17.78%	1.80	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,850	$60,266	$25,638	$3,602
Ratio of expenses to average net assets with waivers and reimbursements	0.98%	0.98%	0.98%	0.98	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.20%	1.35%	2.74%	20.03	%(6)
Ratio of net investment income to average net assets	1.47%	1.25%	1.34%	1.64	%(6)
Portfolio turnover rate	42%	110%	81%	95	%(5)

(1)	The Fund commenced investment operations on February 29, 2012.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

12

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements

August 31, 2015

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and, a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-one active investment portfolios, including the Summit Global Investments U.S. Low Volatility Equity Fund (the “Fund”), which commenced investment operations on February 29, 2012. As of August 31, 2015, the Fund offers three classes of shares, Class A Shares, Retail Shares and Class I Shares. As of August 31, 2015, Class A Shares and Retail Shares have not been issued.

RBB has authorized capital of one hundred billion shares of common stock of which 82.373 billion shares are currently classified into one hundred and fifty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Codification Topic 946.

Portfolio Valuation – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements – The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

13

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements (Continued)

August 31, 2015

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Fund’s investments carried at fair value:

	Total Value at August 31, 2015	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$68,679,011	$68,679,011	$—	$—

* Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2015, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s policy is to allocate investment income, expenses and unrealized and realized gains and losses among classes on a daily basis, when applicable. Expenses incurred on

14

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements (Continued)

August 31, 2015

behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Redemption Fees — The Fund imposes a redemption fee of 1.50% on redemptions of Fund shares held less than 60 days. The fees are reflected on the Statements of Changes in Net Assets. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Summit Global Investments, LLC (“Summit” or the “Adviser”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive a monthly advisory fee from the Fund calculated at an annual rate of 0.70% of the Fund’s average daily net assets.

Summit has contractually agreed to waive its advisory fees and/or reimburse expenses, to the extent that total annual operating expenses (excluding certain items discussed below) exceed 1.23% of the average daily net assets for Class A Shares and Retail Shares and 0.98% of the average daily net assets for Class I Shares. In determining Summit’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual operating expenses to exceed 1.23% or 0.98%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2015 and may not be terminated before December 31, 2015 without approval by the Company’s Board of Directors. Effective January 1, 2013, if at any time the Fund’s total annual fund operating expenses for that year are less than 1.23% of the average daily net assets attributable to the Fund’s Class A Shares or Retail Shares or less than 0.98% of the average daily net assets attributable to the Fund’s Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date

15

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements (Continued)

August 31, 2015

on which such waiver or reimbursement was made. For the year ended August 31, 2015, advisory fees accrued were $480,767, of which $147,547 were waived by the Adviser.

As of August 31, 2015, the Fund had amounts available for recoupment as follows:

Expiration fiscal years ending
August 31, 2016	August 31, 2017	August 31, 2018
$151,296	$170,961	$147,547

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing these transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Fund during the year ended August 31, 2015 was $9,082. Certain employees of BNY Mellon serve as an Officer of the Company. They are not compensated by the Fund or the Company.

4. Investment in Securities

For the year ended August 31, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$36,561,339	$27,476,972

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

16

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements (Concluded)

August 31, 2015

As of August 31, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$64,698,818

Gross unrealized appreciation	$6,408,233
Gross unrealized depreciation	(2,428,040)

Net unrealized appreciation	$3,980,193

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$2,112,615	$1,980,139	$3,980,193

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended August 31, 2015 and August 31, 2014 were as follows:

	Ordinary Income	Long-Term Gains	Total
2015	$1,969,231	$779,761	$2,748,992
2014	$834,929	$83,691	$918,620

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2015, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund though the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The RBB Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Summit Global Investments U.S. Low Volatility Equity Fund (one of the series constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period February 29, 2012 (commencement of operations) to August 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Global Investments U.S. Low Volatility Equity Fund (one of the series constituting The RBB Fund, Inc.) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period February 29, 2012 (commencement of operations) to August 31, 2012, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 30, 2015

18

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Shareholder Tax Information

(Unaudited)

Certain tax information is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2015. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. During the fiscal year ended August 31, 2015, the Fund paid $1,969,231 of ordinary income dividends and $779,761 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 52.19% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends paid qualifying for the corporate dividends received deduction is 53.71%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.01% for the Fund.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

19

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 744-8500 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the Investment Company Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the Investment Company Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Summit and the Company (the “Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 13-14, 2015 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Advisory Agreement between the Company and Summit with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Summit’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Summit’s personnel providing those services; (iii) Summit’s investment philosophies and processes; (iv) Summit’s assets under management and client descriptions; (v) Summit’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Summit’s compliance procedures; (viii) Summit’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Summit. The Directors concluded that Summit had substantial resources to provide services to the Fund and that Summit’s services had been acceptable.

The Directors also considered the investment performance of the Fund and Summit. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the investment performance of the Fund as compared to its primary benchmark, the S&P 500 Index, was higher for the since inception and one- and three-year periods ended March 31, 2015. The Directors also noted that the Fund ranked

20

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Other Information (Concluded)

(Unaudited)

in the 2nd quintile in its Lipper Group and the 1st quintile in its Lipper performance universe for the one-year period ended December 31, 2014.

The Board also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees of the Fund, before and after waivers, were lower than the peer group median and the actual total expenses of the Fund were slightly above the median of the peer group. In addition, the Directors noted that Summit has contractually agreed to limit total annual operating expenses to 0.98% for Class I Shares and 1.23% for Class A Shares or Retail Shares of the Fund’s average daily net assets through at least December 31, 2015 and that Summit expects to continue these fee waivers and expense reimbursements. The Directors also considered Summit’s profitability and overall firm wide assets which totaled approximately $261 million.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Summit’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2016.

21

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 744-8500.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	21	AMDOCS Limited (service provider to telecommu- nications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since March 2004, Director of Cornerstone Bank.	21	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	21	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Since 1997, Consultant, financial services organizations.	21	Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

22

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Company Management (Continued)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	From July 2010 to March 2015, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	21	None
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC.	21	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group.	21	Reich and Tang Group (asset management).

INDEPENDENT DIRECTORS [2]
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	21	None

23

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Company Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Christina Morse 301 Bellevue Parkway Wilmington, DE 19809 DOB: 12/64	Secretary	2015 to present	Since August 2014, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); from August 2013 to July 2014, Counsel, Lord, Abbett & Co. LLC; from May 2009 to July 2013, Vice President, BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-one portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the Investment Company Act and is referred to as an “Interested Director.” He is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

24

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●Social Security number

●account balances

●account transactions

●transaction history

●wire transfer instructions

●checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Summit Global Investments U.S. Low Volatility Equity Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Summit Global Investments U.S. Low Volatility Equity Fund Share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-251-4847 or go to www.summitglobalinvestments.com

25

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Privacy Notice

(Unaudited)

What we do
How does the Summit Global Investments U.S. Low Volatility Equity Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Summit Global Investments U.S. Low Volatility Equiy Fund collect my personal information?

We collect your personal information, for example, when you

●  open an account

●  provide account information

●  give us your contact information

●  make a wire transfer

●  tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●  sharing for affiliates’ everyday business purposes — information about your creditworthiness

●  affiliates from using your information to market to you

●  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  Our affiliates include Summit Global Investments, LLC, the investment adviser to the Summit Global Investments U.S. Low Volatility Equity Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•  Summit Global Investments U.S. Low Volatility Equity Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•  Summit Global Investments U.S. Low Volatility Equity Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

26

Investment Adviser

Summit Global Investments, LLC

620 South Main Street

Bountiful, UT 84010

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103

SUM-AR15

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2015	Fiscal Year 2014
PricewaterhouseCoopers LLP	$236,874	$231,633
Ernst & Young LLP	$323,425	$353,325
BBD LLP	$15,000	$15,000
Aggregate Fees	$575,299	$599,958

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2015 and $0 for 2014.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2015	Fiscal Year 2014
PricewaterhouseCoopers LLP	$2,000	$21,600
Ernst & Young LLP	$38,291	$39,485
BBD LLP	$0	$0
Aggregate Fees	$40,291	$63,085

These fees were for the review of excise tax returns and passive foreign investment company (PFICs) analysis.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2015 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services

1.

Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.

Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.

Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.

Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not Applicable.

(c) 100%

(d) Not Applicable.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2015	Fiscal Year 2014
PricewaterhouseCoopers LLP	$41,600	$13,206,393
Ernst & Young LLP	$96,104	$85,000
BBD LLP	$0	$0
Aggregate Fees	$137,704	$13,291,393

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The RBB Fund, Inc.

By (Signature and Title)*      /s/ Salvatore Faia

                                               Salvatore Faia, President

                                               (principal executive officer)

Date    11/4/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Salvatore Faia

                                               Salvatore Faia, President

                                               (principal executive officer)

Date    11/4/2015

By (Signature and Title)*      /s/ Joel Weiss

                                               Joel Weiss, Treasurer

                                               (principal financial officer)

Date    11/4/2015

* Print the name and title of each signing officer under his or her signature.